                                                                GALAXY
                                                             MONEY MARKET
                                                                 FUND






                                             February 29, 1996




                                                    P R O S P E C T U S
                                                        Trust Shares








FN-270 15021 (3/96) pkg. 50

                                                                           TRUST



                                THE GALAXY FUND


                               MONEY MARKET FUND














                                   PROSPECTUS

                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Quality Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
Investments, Strategies and Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
  U.S. Government Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
  Money Market Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
  Repurchase and Reverse Repurchase
     Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
  Securities Lending  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
  Guaranteed Investment Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

===============================================================================

                                THE GALAXY FUND

4400 Computer Drive                        For applications and information
Westboro, Massachusetts 01581-5108         regarding initial purchases
                                           and current performance, call
                                           1-800-628-0414. For
                                           additional purchases,
                                           redemptions, exchanges and
                                           other shareholder services,
                                           call 1-800-628-0413.

   The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the MONEY MARKET FUND (the "Fund") offered by Galaxy.

   The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of one year or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances and commercial paper (including variable and floating rate obligations) in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

   This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer- sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

   The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                             --------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
          EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
            HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY ___, 1996

                                EXPENSE SUMMARY

   Set forth below is a summary of the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                  MONEY
ANNUAL FUND OPERATING EXPENSES                                    MARKET
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                            FUND
---------------------------------------                           ------
Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . .       .40%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . .       None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . .       .18%
                                                                   ----
Total Fund Operating Expenses . . . . . . . . . . . . . . . .       .58%
                                                                   ====

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Money Market Fund  . . . . . . . . . . .    $6       $18       $32        $71

   The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

   THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and the Fund began offering a new series of shares designated as Trust Shares. This Prospectus describes the Trust Shares in the Fund. Retail A Shares in the Fund are offered under a separate prospectus. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, and
(ii) Trust Shares and Retail A Shares bear differing transfer agency expenses. See "Management of the Fund" and "Description of Galaxy and Its Shares."

   The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Fund and is intended to provide investors with a longer-term perspective of the Fund's financial history. More information about the performance of the Fund is contained in the Annual Report to Shareholders which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                               MONEY MARKET FUND
             (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED
                              OCTOBER 31,                                                                             PERIOD ENDED
                                 1995                         YEARS ENDED OCTOBER 31,(1)                                OCTOBER 31,
                             ------------   ------------------------------------------------------------------------  ------------
                             TRUST SHARES   1994       1993       1992       1991       1990       1989        1988     1987(1,2)
                             ------------   ----       ----       ----       ----       ----       ----        -----    ---------
                                 (C>
Net Asset Value, Beginning
  of Period . . . . . . . . .    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00       $1.00     $1.00
                                 -----      -----      -----      -----      -----      -----      -----       -----     -----
Income from
  Investment Operations:
  Net Investment Income(3,4)      0.05       0.03       0.03       0.04       0.06       0.08       0.09        0.07      0.06
  Net realized and unrealized
   gain (loss) on investments       --         --         --         --         --         --         --         --         --
                                 -----      -----      -----      -----      -----      -----      -----       -----     -----
     Total from Investment
       Operations:  . . . . .     0.05       0.03       0.03       0.04       0.06       0.08       0.09       0.07       0.06
                                 -----      -----      -----      -----      -----      -----      -----       -----     -----
Less Dividends:
  Dividends from net
   investment income  . . . .    (0.05)     (0.03)     (0.03)     (0.04)     (0.06)     (0.08)     (0.09)     (0.07)     (0.06)
  Dividends from net realized
   capital gains(5) . . . . .       --         --         --         --         --         --         --         --         --
                                 -----      -----      -----      -----      -----      -----      -----       -----     -----
       Total Dividends: . . .    (0.05)     (0.03)     (0.03)     (0.04)     (0.06)     (0.08)     (0.09)     (0.07)     (0.06)
                                 -----      -----      -----      -----      -----      -----      -----       -----     -----
Net increase (decrease) in
  net asset value . . . . . .       --         --         --         --         --         --         --         --         --
                                 -----      -----      -----      -----      -----      -----      -----       -----     -----
Net Asset Value, End
  of Period . . . . . . . . .    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                 =====      =====      =====      =====      =====      =====      =====      =====      =====
Total Return6 . . . . . . . .     5.43%      3.35%      2.78%      4.07%      6.40%      8.11%      9.09%      7.08%      6.09%(7)
Ratios/Supplemental Data:
  Net Assets, End of
   Period (000's) . . . . .   $334,054   $797,399   $577,558   $590,911   $415,541   $444,303   $410,121   $210,712   $192,400
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver . . . . . . . . .       5.30%      3.38%      2.74%      3.74%      6.24%      7.82%      8.73%      6.92%      6.27%
 Operating expenses including
   reimbursement/waiver . . .     0.55%      0.64%      0.63%      0.58%      0.59%      0.59%      0.58%      0.59%      0.52%
 Operating expenses excluding
   reimbursement/waiver . . .     0.56%      0.64%      0.63%      0.58%      0.59%      0.59%      0.59%      0.59%      0.57%

1 Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated as Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
2 The Fund commenced operations on November 17, 1986.
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1989 and the period ended October 31, 1987 were $0.09 and $0.06, respectively.
4 Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1995 was $0.05.
5 Represents less than $0.01 per share for years 1992 and 1987.
6 Total Return for 1994 includes the effect of the voluntary capital contribution of $1.6 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.35%.
7 Not Annualized.
8 Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

   The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet"), to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits, and bankers' acceptances); commercial paper (including variable and floating rate notes); obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Quality Requirements" and "Investments, Strategies and Risks" below.

   The Investment Adviser will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

QUALITY REQUIREMENTS

   The Fund will purchase only those instruments which meet the applicable quality requirements described below. The Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, L.P. ("Fitch"), in the highest category for short-term debt securities, (ii) is rated by only one Rating Agency that has issued a rating in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Fund will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating category. See "Investment Limitations" below.

   Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, the Investment Adviser will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. The Investment Adviser also considers other relevant information in its evaluation of unrated short-term securities.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

   Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

   Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of the Fund.

MONEY MARKET INSTRUMENTS

   "Money Market" instruments include bank obligations and commercial paper.

   Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

   Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

   Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

   Commercial paper may include variable and floating rate instruments, which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

   The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 5 under "Investment Limitations" below.

   The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable.

   The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

   The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with its investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

GUARANTEED INVESTMENT CONTRACTS

   The Fund may invest in guaranteed investment contracts ("GICs") issued by United States insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES

   The Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements." See "Asset-Backed Securities" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

   The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

   The Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) the Fund may enter into repurchase agreements with respect to portfolio securities, and (iii) the Fund may lend portfolio securities against collateral consisting of cash or securities that are consistent with it's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

         3. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% Limitation"), except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

         4. Borrow money or issue senior securities, except from domestic banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         5. Invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

   In addition to the foregoing limitations, the Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by domestic banks or U.S. branches of foreign banks; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

   With respect to Investment Limitation No 3. above (a) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

   With respect to Investment Limitation No. 4 above, the Fund intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

   If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

   The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and the Statement of Additional Information relating to the Fund, in order to comply with applicable laws and regulations, including the provisions and regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). In particular the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. In accordance with Rule 2a-7, the Fund is subject to the 5% limitation contained in Investment Limitation No. 3 above as to all of its assets; however in accordance with such Rule, the Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Subject to Investment Limitation No. 2 above, the Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. The Fund may change these operating policies to reflect changes in the laws and regulations without the approval of the shareholders.

   The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 5, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                               PRICING OF SHARES

   Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

   The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

   Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

   The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

   A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

   Galaxy reserves the right to reject any purchase order, in whole or in part.

   The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

   Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (or, in the case of employee plans, their employers) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

   Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

   Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution. REDEMPTION OF SHARES

   Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

   Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

   Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

   The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of Shares on the day of declaration. The Fund's net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to Trust Shares, less amortization of premium on such assets and accrued expenses attributable to Trust Shares of the Fund. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

   Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

   The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

   Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

   Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

   Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

MISCELLANEOUS

   The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

   The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

   Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1995 of $84.8 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Institutional Treasury Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

   Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

   For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. Fleet has advised Galaxy that it intends to waive advisory fees payable to it by the Fund in an amount equal to 0.05% of the average daily net assets of the Fund to the extent that the Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rate of 0.38% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

   Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

   Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

   FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to be paid fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective rate of .088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

   Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows:
Class A shares (Retail A Shares) and Class A-Special Series 1 shares (Trust Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

   Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

   Retail A Shares of the Fund are sold without any sales charge and have certain exchange and other privileges which are not available with respect to Trust Shares.

   Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

   Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

   Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to
 .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by FDISG as administrator and transfer agent and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

   Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

   FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares in each sub-account, crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

   The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5180.

                                    EXPENSES

   Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their advisory and administrative services for the Fund. The Fund bears the expenses incurred in its operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

   The yield of the Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

   The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield.

   The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder portfolio and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

   As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                                                                GALAXY
                                                              GOVERNMENT
                                                                 FUND






                                             February 29, 1996




                                                    P R O S P E C T U S
                                                        Trust Shares








FN-269 15020 (3/96) pkg. 50

                                                                           TRUST


                                THE GALAXY FUND


                                GOVERNMENT FUND










                                   PROSPECTUS

                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
Investments, Strategies and Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  U.S. Government Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Repurchase and Reverse Repurchase
     Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
  Securities Lending  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
  "When-Issued" Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       11
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

===============================================================================

                               THE GALAXY FUND
4400 Computer Drive
Westboro, Massachusetts 01581-5108


                                  For applications and information regarding initial purchases and current performance, call 1-800-628-0414. For additional purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0413.




         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the GOVERNMENT FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of one year or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

         This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer- sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc. and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               FEBRUARY __, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.


ANNUAL FUND OPERATING EXPENSES                                                                    GOVERNMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                              FUND
---------------------------------------                                                           ----------
Advisory Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         .40%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         .14%
Total Fund Operating Expenses                                                                       .54%

-----------
EXAMPLE:  YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                                         1 YEAR    3 YEARS   5 YEARS      10 YEARS
                                                                         ------    -------   -------      --------
Government Fund . . . . . . . . . . . . . . . . . . . . . . . . . .       $5         $17       $30          $66

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that may be charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and the Fund began offering a new series of shares designated as Trust Shares. This Prospectus describes the Trust Shares of the Fund. Retail A Shares in the Fund are offered under a separate prospectus. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate not to exceed .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses. See "Management of the Fund" and "Description of Galaxy and Its Shares."

         The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Fund and is intended to provide investors with a longer term perspective of the Fund's financial history. More information about the performance of the Fund is contained in the Annual Report to Shareholders which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                                GOVERNMENT FUND
               (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                 YEAR ENDED
                                 OCTOBER 31,                                                                        PERIOD ENDED
                                    1995                       YEARS ENDED OCTOBER 31,(1)                            OCTOBER 31,
                                ------------  ---------------------------------------------------------------------  ------------
                                TRUST SHARES    1994     1993     1992       1991      1990       1989       1988      1987(1,2)
                                ------------  --------  -------- --------  --------  --------   --------   --------  ------------
Net Asset Value, Beginning
  of Period   . . . . . . . . .   $   1.00    $   1.00  $   1.00 $   1.00  $   1.00  $   1.00   $   1.00   $   1.00    $   1.00
                                  --------    --------  -------- --------  --------  --------   --------   --------    --------
Income from
  Investment Operations:
     Net Investment Income(3,4)       0.05        0.03      0.03     0.04      0.06      0.08       0.09       0.07        0.06
     Net realized and
        unrealized gain (loss)
        on investments  . . . .         --          --        --       --       --         --         --        --           --
                                  --------    --------  -------- --------  --------  --------   --------   --------    --------
          Total from Investment
            Operations:   . . .       0.05        0.03      0.03     0.04      0.06      0.08       0.09       0.07        0.06
                                  --------    --------  -------- --------  --------  --------   --------   --------    --------
Less Dividends:
    Dividends from net
       investment income  . . .      (0.05)      (0.03)    (0.03)   (0.04)    (0.06)    (0.08)     (0.09)     (0.07)      (0.06)
    Dividends from net
       realized capital
       gains(5)   . . . . . . .         --          --        --       --        --        --         --         --          --
                                  --------    --------  -------- --------  --------  --------   --------   --------    --------
         Total Dividends  . . .      (0.05)      (0.03)    (0.03)   (0.04)    (0.06)    (0.08)     )0.09)     (0.07)      (0.06)
                                  --------    --------  -------- --------  --------  --------   --------   --------    --------
Net increase (decrease) in
    net asset value   . . . . .         --          --        --       --        --        --         --         --          --
                                  --------    --------  -------- --------  --------  --------   --------   --------    --------
Net Asset Value, End
    of Period   . . . . . . . .   $   1.00    $   1.00  $   1.00 $   1.00  $   1.00  $   1.00   $   1.00   $   1.00    $   1.00
                                  ========    ========  ======== ========  ========  ========   ========   ========    ========

Total Return(6) . . . . . . . .       5.39%       3.49%     2.83%    4.19%     6.25%     8.10%      8.82%      6.91%       6.08%(7)
Ratios/Supplemental Data:
Net Assets, End of
   Period (000's) . . . . . . .   $678,679    $759,106  $685,304 $636,338  $436,232  $335,443   $303,181   $141,545    $178,100

Ratios to average net
    assets:
    Net investment income
      including reimbursement/
      waiver  . . . . . . . . .       5.27%       3.36%     2.79%    3.67%     6.05%     7.80%      8.59%      6.73%       6.38%(8)
    Operating expenses
      including reimbursement/
      reimbursement/waiver .  .       0.53%       0.54%     0.55%    0.53%     0.56%     0.56%      0.60%      0.60%       0.53%(8)
    Operating expenses excluding
      reimbursement/waiver .  .       0.54%       0.54%     0.55%    0.53%     0.56%     0.57%      0.61%      0.60%       0.57%(8)


1 Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated as Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.

2   The Fund commenced operations on November 17, 1986.

3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1990 and October 31, 1989, and the period ended October 31, 1987 were $0.08, $0.09 and $0.06, respectively.

4 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for Trust Shares for the fiscal year ended October 31, 1995 was $0.05.

5 Represents less than $0.01 per share for years 1992, 1990, 1989, 1988 and 1987.

6 Total return for 1994 includes the effect of the voluntary capital contribution of $2.3 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.49%.

7   Not Annualized.

8   Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES
IN GENERAL

         The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

         Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet"), will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Trust Shares of the Fund.

         Some U.S. Government obligations may be issued as variable or floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Because there may not always be an active secondary market for these instruments, substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitations No. 5 under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with its investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

"WHEN-ISSUED" SECURITIES

         The Fund may purchase securities on a "when-issued" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase securities on a when-issued basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

             1. Make loans, except that (i) its may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) its may enter into repurchase agreements with respect to portfolio securities, and (iii) the Fund may lend portfolio securities against collateral consisting of cash or securities that are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

             2. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

             3. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

             4. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

             5. Invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         With respect to Investment Limitation No. 3 above, (a) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities
(including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         With respect to Investment Limitation No. 4 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of the borrowing.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation. The Fund may follow non- fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and in the Statement of Additional Information relating to the Fund, in order to comply with applicable laws and regulations, including the provisions of and applicable regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). In particular, the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. Subject to Investment Limitation No. 2 above, the Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operating policies to reflect changes in the laws and regulations without shareholder approval.

                               PRICING OF SHARES

         Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contributions plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of Shares on the day of declaration. The Fund's net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to Trust Shares, less amortization of premium on such assets and accrued expenses attributable to Trust Shares of the Fund. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

         Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

MISCELLANEOUS

         The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1995 of $84.8 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Institutional Treasury Money Market, Money Market, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, Tax-Exempt Bond, High Quality Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of
 .40% of the average daily net assets of the Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. Fleet has advised Galaxy that it intends to waive advisory fees payable to it by the Fund in an amount equal to 0.05% of the average daily net assets of the Fund to the extent that the Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rate of 0.39% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to be paid fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective rate of .088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows: Class B shares (Retail A Shares) and Class B -- Special Series 1 shares (Trust Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

        Retail A Shares of the Fund are sold without any sales charge and have certain exchange and other privileges which are not available with respect to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services enumerated below to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailing to Customers. Such services are intended to supplement the services provided by FDISG as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemption of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their advisory and administrative services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); Securities and Exchange Commission fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

         The yield of the Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

         The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                                                                           TRUST
                                THE GALAXY FUND



                               U.S. TREASURY FUND










                                   PROSPECTUS



                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . .         5
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5
Investments, Strategies and Risks . . . . . . . . . . . . . . . . . . . . . . . .         5
  U.S. Government Obligations   . . . . . . . . . . . . . . . . . . . . . . . . .         5
  "When-Issued" Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .         6
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . .         7
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .         9
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
  Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . .        11
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . .        11
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . .        12
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . .        13
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . .        13
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14

===============================================================================

                                THE GALAXY FUND


4400 Computer Drive                         For applications and information
Westboro, Massachusetts 01581-5108          regarding initial purchases
                                            and current performance, call
                                            1-800-628-0414. For
                                            additional purchases,
                                            redemptions, exchanges and
                                            other shareholder services,
                                            call 1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the U.S. TREASURY FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. The Fund invests at least 65% of its total assets in direct U.S. Government obligations.

         This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                               -----------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
            HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY __, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

ANNUAL FUND OPERATING EXPENSES                                                                 U.S. TREASURY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                            FUND
---------------------------------------                                                        -------------
Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .40%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .14%
                                                                                                  ----
Total Fund Operating Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        .54%
                                                                                                  ====

----------------
EXAMPLE:  YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                                         1 YEAR    3 YEARS     5 YEARS      10 YEARS
                                                                         ------    -------     -------      --------
U.S. Treasury Fund  . . . . . . . . . . . . . . . . . . . . . . . . .      $5        $17         $30           $66

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that may be charged by affiliates of Fleet Investment Advisors Inc. or other financial institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and the Fund began offering a new series of shares designated as Trust Shares. This Prospectus describes the Trust Shares in the Fund. Retail A Shares in the Fund are offered under a separate prospectus. Trust Shares and Retail A Shares in the Fund represent equal pro rata interests in the Fund, except that (i) Retail A Shares in the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses. See "Management of the Fund" and "Description of Galaxy and Its Shares."

         The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Fund and is intended to provide investors with a longer-term perspective of the Fund's financial history. More information about the performance of the Fund is contained in the Annual Report to Shareholders which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                               U.S. TREASURY FUND
             (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED
                                                           OCTOBER 31,                 YEARS ENDED
                                                              1995                     OCTOBER 31,(2)            PERIOD ENDED
                                                         -------------   -------------------------------------    OCTOBER 31,
                                                         TRUST SHARES      1994          1993           1992       1991(1,2)
                                                         -------------   --------    -----------   -----------   ------------
Net Asset Value, Beginning of Period  . . .               $   1.00       $   1.00     $   1.00      $   1.00      $   1.00
                                                          --------       --------     --------      --------      --------
Income from Investment Operations:
   Net Investment Income(3) . . . . . . . .                   0.05           0.03         0.03          0.04          0.04
   Net realized and unrealized gain (loss)
       on investments   . . . . . . . . . .                     --             --           --            --            --

           Total from Investment
              Operations:   . . . . . . . .                   0.05           0.03         0.03          0.04          0.04
                                                          --------       --------     --------      --------      --------
Less Dividends:
   Dividends from net investment income   .                  (0.05)         (0.03)       (0.03)        (0.04)        (0.04)
       on investments   . . . . . . . . . .                     --             --           --            --            --
                                                          --------       --------     --------      --------      --------
           Total Dividends  . . . . . . . .                  (0.05)         (0.03)       (0.03)        (0.04)        (0.04)
             on investments . . . . . . . .                     --             --           --            --            --
                                                          --------       --------     --------      --------      --------
Net Asset Value, End of Period  . . . . . .               $   1.00       $   1.00     $   1.00      $   1.00      $   1.00
                                                          ========       ========     ========      ========      ========
Total Return(4) . . . . . . . . . . . . . .                   5.18%          3.30%        2.75%         3.69%         4.51%(5)

Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . .               $271,036       $466,993     $447,960      $482,416      $170,177
Ratios to average net assets:
   Net investment income including
       reimbursement/waiver   . . . . . . .                   5.06%          3.24%        2.71%         3.51%         4.26%(6)
   Operating expenses including
       reimbursement/waiver   . . . . . . .                   0.55%          0.56%        0.55%         0.49%         0.27%(6)
   Operating expenses excluding
       reimbursement/waiver   . . . . . . .                   0.55%          0.56%        0.55%         0.55%         0.65%(6)

---------------
1 Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.

2  The Fund commenced operations on January 22, 1991.

3 Net investment income per share before waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1992 and the period ended October 31, 1991 were $0.04 and $0.04, respectively.

4 Total return for 1994 includes the effect of the voluntary capital contribution of $1 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.30%.

5  Not Annualized.

6  Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES
IN GENERAL

         The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. Such instruments may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, Federal Farm Credit Banks and the Student Loan Marketing Association. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes." The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

         Due to state income tax considerations, the Fund will not invest in other securities, such as repurchase agreements and reverse repurchase agreements, except under extraordinary circumstances such as when appropriate U.S. Government securities are unavailable.

         The Fund may also invest in certain variable and floating rate instruments as described under "Investments, Strategies and Risks -- U.S. Government Obligations." For more information see "Investments, Strategies and Risks" below.

         Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet"), will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bills generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Trust Shares of the Fund.

         Some U.S. Government obligations may be issued as variable or floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Because there may not always be an active secondary market for these instruments, substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

"WHEN-ISSUED" SECURITIES

         The Fund may purchase securities on a "when-issued" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase securities on a when-issued basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

         1. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies.

         2. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

         3. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         4. Borrow money or issue senior securities, except from domestic banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         5. Invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         With respect to Investment Limitation No 3. above, (a) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities
(including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

         The Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and in the Statement of Additional Information relating to the Fund, in order to comply with applicable laws and regulations, including the provisions of and applicable regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). In particular, the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. Subject to Investment Limitation No. 2 above, the Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operating policies to reflect changes in the laws and regulations without shareholder approval.

                               PRICING OF SHARES

         Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Each Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If any Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of Shares on the day of declaration. The Fund's net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to Trust Shares, less amortization of premium on such assets and accrued expenses attributable to Trust Shares of the Fund. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

         The Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax adviser about the status of distributions from the Fund in their own state.

MISCELLANEOUS

         The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation, including the application of state and local tax laws. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1995 of $84.8 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Institutional Treasury Money Market, Money Market, Government, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of
 .40% of the first $750,000,000 of the average daily net assets of the Fund plus .35% of the average daily net assets of the Fund in excess of $750,000,000. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year under October 31, 1995, Fleet received advisory fees at the effective annual rate of 0.40% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to be paid fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective rate of .088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows: Class F shares (Retail A Shares) and Class F-Special Series 1 shares (Trust Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund are sold without a sales charge and have certain exchange and other privileges which are not available with respect to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption request and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by FDISG as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their advisory and administrative services for the Fund. The Fund bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); Securities and Exchange Commission fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York

Times, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading bank and thirft institutions in the top five standard metropolitan statistical areas. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

         The yield of the Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

         In addition, the Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

         The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various markets indices; shareholder profits and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                                     GALAXY
                             INSTITUTIONAL TREASURY
                                  MONEY MARKET
                                      FUND


                               February 29, 1996




                                   PROSPECTUS

FN-171 15037 (3/96) pkg. 50

                                THE GALAXY FUND


                    INSTITUTIONAL TREASURY MONEY MARKET FUND



                                   PROSPECTUS


                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                               TABLE OF CONTENTS

                                                                           PAGE
HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . .      4
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . .      5
TYPES OF OBLIGATIONS AND OTHER
  INVESTMENT INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .      5
  Treasury Obligations  . . . . . . . . . . . . . . . . . . . . . . . .      5
  "When-Issued" Securities  . . . . . . . . . . . . . . . . . . . . . .      5
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . .      6
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . .      6
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . .      7
  Purchase Procedures   . . . . . . . . . . . . . . . . . . . . . . . .      7
  Other Purchase Information  . . . . . . . . . . . . . . . . . . . . .      7
  Redemption Procedures   . . . . . . . . . . . . . . . . . . . . . . .      8
  Other Redemption Information  . . . . . . . . . . . . . . . . . . . .      8
EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . .      8
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . .      9
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . .     10
  Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . .     10
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .     11
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . .     11
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . . . . . . . .     12
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . .     12
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . .     13
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

===============================================================================

                                THE GALAXY FUND

4400 Computer Drive
Westboro, Massachusetts 01581-5108
                                        For applications and information
                                        regarding initial purchases
                                        and current performance, call
                                        1-800-628-0414. For
                                        additional purchases,
                                        redemptions, exchanges and
                                        other shareholder services,
                                        call 1-800-628-0413.

   The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes the INSTITUTIONAL TREASURY MONEY MARKET FUND (the "Fund") offered by Galaxy.

   The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of 397 days or less which are issued or guaranteed by the U.S. Treasury, the interest income from which generally will not be subject to state income tax by reason of current federal law.

   The Fund is advised by Fleet Investment Advisors Inc. and distributed and sponsored by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc. and affiliates. The shares described in this Prospectus ("Shares") are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions").

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                FEBRUARY _, 1996

                                   HIGHLIGHTS
Q:  What is The Galaxy Fund?

A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios having separate investment objectives and policies. This Prospectus describes Galaxy's INSTITUTIONAL TREASURY MONEY MARKET FUND. See "Investment Objective and Policies" and "Types of Obligations and Other Investment Information." Galaxy also offers twenty-three other investment portfolios, the MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS. The Prospectuses for these Funds may be obtained by calling 1-800- 628-0414.

Q:  Who advises the Fund?

A: The Fund is advised by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1995 of approximately $84.8 billion. See "Management of the Fund -- Investment Adviser."

Q:  What advantages does the Fund offer?

A: The Fund offers a professionally managed diversified investment portfolio and the economic advantages of block trading in portfolio securities, and provides detailed accounting and safekeeping for securities. The Fund also offers the availability of a family of twenty-four mutual funds should your investment goals change.

Q:  How to buy and redeem shares?

A: The Fund is distributed by 440 Financial Distributors, Inc. Shares may be purchased on behalf of Customers of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Share purchase and redemption information is provided below under "How to Purchase and Redeem Shares." The minimum initial investment for Institutions purchasing on behalf of their Customers is $2,000,000. There is no minimum investment for subsequent purchases. Institutions may require Customers to maintain certain minimum investments in Shares of the Fund.

Q:  When are dividends paid?

A: The net investment income of the Fund is declared daily and paid monthly. Net realized capital gains of the Fund, if any, are distributed at least annually. See "Dividends and Distributions."

Q:  What shareholder privileges are offered by the Fund?

A: Investors may exchange Shares of the Fund having a value of at least $100 for shares of any other portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates in which the investor has an existing account, provided that such other shares may legally be sold in the state of the investor's residence.

                                EXPENSE SUMMARY

   Set forth below is a summary of the Fund's operating expenses. Examples based on the summary are also shown.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Advisory Fees (After Fee Waivers) . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.10%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           None
Other Expenses (After Expense Reimbursements) . . . . . . . . . . . . . . . . . . . . . .           0.10%
                                                                                                    ----
Total Fund Operating Expenses (After Fee Waivers and Expense Reimbursements)  . . . . . .           0.20%
                                                                                                    ====

-----------------
EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                           1 YEAR       3 YEARS      5 YEARS       10 YEARS
                                           ------       -------      -------       --------
                                             $2           $6           $11            $25

   The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses the fund expects to incur during the current fiscal year. Without voluntary fee waivers and expense reimbursements by the Investment Adviser and/or Administrator, "Advisory Fees" would be .20%. Other Expenses would be .14%, and Total Fund Operating Expenses would be .34%. For more complete descriptions of these costs and expenses, see "Management of the Fund" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund.
Any fees that are charged by affiliates of Fleet or any other institutions directly to their customer accounts for services related to an investment in Shares of the Fund are in addition to and not reflected in the fees and expenses described above. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Shares of the Fund are in addition to and not reflected in the fees and expenses described above.


   THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   The financial highlights presented below set forth certain information concerning the Fund's investment results for the periods presented. The financial highlights have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is contained in the Annual Report to Shareholders which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                             INSTITUTIONAL TREASURY
                               MONEY MARKET FUND
             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                                 OCTOBER 31, 1995    OCTOBER 31, 1994    OCTOBER 31, 1993(1)
                                                 ----------------    ----------------    -------------------
Net Asset Value, Beginning of Period  . . .          $   1.00            $   1.00             $   1.00
                                                     --------            --------             --------
Income From Investment Operations:
   Net investment income(2) . . . . . . . .             0.05                 0.04                 0.02
   Net realized and unrealized gain(loss)
      on investments  . . . . . . . . . . .              --                   --                   --
                                                     --------            --------             --------
         Total From Investment Operations .              0.05                0.04                 0.02
                                                     --------            --------             --------
Less Dividends:
   Dividends from net investment income . .             (0.05)              (0.04)               (0.02)
   Dividends from net realized capital
      gains . . . . . . . . . . . . . . . .              --                  --                   --
                                                     --------            --------             --------
         Total Dividends  . . . . . . . . .             (0.05)              (0.04)               (0.02)
                                                     --------            --------             --------
Net increase(decrease) in net asset value .               --                  --                   --
                                                     --------            --------             --------
Net Asset Value, End of Period  . . . . . .          $   1.00            $   1.00             $   1.00
                                                     ========            ========             ========
Total Return  . . . . . . . . . . . . . . .              5.53%               3.56%                1.59%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . .          $506,692            $326,225             $158,890
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver  . . . . . . . .              5.38%               3.63%                2.85%(4)
   Operating expenses including
      reimbursement/waiver  . . . . . . . .              0.17%               0.17%                0.14%(4)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . .              0.33%               0.39%                0.46%(4)

---------------
1  The Fund commenced operations on April 15, 1993.
2 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and October 31, 1994 and for the period ended October 31, 1993 were $0.05, $0.04 and $0.01, respectively.
3  Not Annualized.
4  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Treasury ("Treasury Obligations") with remaining maturities of 397 days or less (except for certain variable and floating rate notes). The interest income from these obligations generally will not be subject to state income tax by reason of current federal law. See "Types of Obligations and Other Investment Information."

   The Investment Adviser will use its best efforts to achieve the investment objective of the Fund, although such achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00.

             TYPES OF OBLIGATIONS AND OTHER INVESTMENT INFORMATION

TREASURY OBLIGATIONS

   Treasury Obligations include obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Treasury. Treasury Obligations have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of Treasury Obligations may vary during the period a shareholder owns Shares of the Fund.

   Treasury Obligations may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Because there may not always be an active secondary market for these instruments, substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

"WHEN-ISSUED" SECURITIES

   The Fund may purchase Treasury Obligations on a "when-issued" basis. "When-issued" securities are securities purchased at a stated price and yield in which delivery and payment takes place at a later date. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that, absent unusual market conditions, commitments by the Fund to purchase "when-issued" securities will not exceed 25% of the value of its total assets. The Fund does not intend to purchase "when-issued" securities for speculative purposes, but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

   The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

   The Fund may not:

         1. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies.

         2. Invest in obligations having remaining maturities in excess of 397 days, except that certain variable and floating rate instruments may bear longer maturities (provided certain provisions are met).

         3. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

         4. Invest more than 10% of the value of the Fund's total assets in illiquid securities.

   If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

   With respect to Investment Limitation No. 3 above, the Fund intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

                               PRICING OF SHARES

   Net asset value per share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of outstanding shares of the Fund.

   The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

   Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The

Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

   Shares may be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures.

PURCHASE PROCEDURES

   Purchase orders for Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Shares through their Institution should contact such entity directly for appropriate purchase instructions.

OTHER PURCHASE INFORMATION

   The minimum initial aggregate investment by an Institution investing on behalf of its Customers is $2,000,000. There is no minimum investment for subsequent purchases. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

   Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Shares to Institutions is recorded on the books of Galaxy and Share certificates will not be issued.

   A purchase order for Shares in the Fund received and accepted by the Distributor by 11:00 a.m. (Eastern Time) on a Business Day will be executed at the net asset value per Share next determined after receipt of the order and will receive the dividend declared on the day of purchase if Galaxy's custodian receives the purchase price in federal funds or other immediately available funds by 11:00 a.m. (Eastern Time) that day. Purchase orders received after 11:00 a.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time) on a Business Day for which such funds have been received by 4:00 p.m. will be effective as of 4:00 p.m., and investors will begin receiving dividends the following day. In certain circumstances, Galaxy may not require that amounts invested by Institutions on behalf of their Customers be converted into federal funds. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

REDEMPTION PROCEDURES

   Customers of Institutions may redeem all or part of their Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to the Institution is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

OTHER REDEMPTION INFORMATION

   Galaxy requires that an Institution maintain an average balance of $2 million in an account. If the balance in such account falls below that minimum, the Institution may be obliged by Galaxy to redeem all of the Shares in the account.

   Redemption orders are effected at the net asset value per Share next determined after receipt and acceptance of the order. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

   Galaxy may redeem Shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the Investment Company Act of 1940, as amended. See the Statement of Additional Information under "Net Asset Value," for examples of when such redemptions might be appropriate.

                               EXCHANGE PRIVILEGE

   Customers of Institutions may, after appropriate prior authorization, exchange Shares of the Fund having a value of at least $100 for Retail A Shares or Shares, as the case may be, of any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Customer maintains an existing account, provided that such other Shares may legally be sold in the state of the Customer's residence. The minimum initial investment to establish an account in another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates by exchange is $2,500.

   An exchange involves a redemption of all or a portion of the Shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Shares of the portfolio to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge. Unless an exception applies, a front-end sales charge will be charged in connection with an exchange of Shares of the Fund for Retail A Shares of Galaxy's non-money market portfolios.

   Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Customers of Institutions should call their Institution. Customers exercising the exchange privilege with Galaxy's Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds should request and review the prospectuses for these Funds prior to making an exchange (call 1-800-628- 0414 for a prospectus). Telephone all exchanges to 1-800-628-0413.

   In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission ("SEC").

   Galaxy does not charge any exchange fee. Institutions may charge such fees either with respect to all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

   For federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences.

                          DIVIDENDS AND DISTRIBUTIONS

   The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of Shares on the day of declaration. Net income for dividend purposes consists of all accrued income plus discount earned on the Fund's assets, less amortization of premium on such assets and accrued expenses attributable to the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

   Dividends are paid monthly within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of Shares in a Fund. Institutions, unless they request otherwise, will automatically receive dividends and distributions in cash. Institutions may pay dividends to Customers in cash or reinvest such cash distributions in additional Shares.

                                     TAXES

FEDERAL

   The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

   Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

   Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

STATE AND LOCAL

   The Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on Treasury Obligations are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

MISCELLANEOUS

   The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made that year.

                             MANAGEMENT OF THE FUND

   The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

   Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1995 of $84.8 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

   Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

   For the services provided and expenses assumed, Fleet is entitled to receive advisory fees from the Fund computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of the Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rate of .10% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

   Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Fund, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

   Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect the Fund's net asset value per share or result in financial loss to any shareholder.

ADMINISTRATOR

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

   FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to be paid fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, FDISG received administration fees (after fee waivers) at the effective annual rate of .032% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

   Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of Class S shares representing interests in the Institutional Treasury Money Market Fund, which is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other investment portfolios of Galaxy. For information concerning these other portfolios, which are offered through other prospectuses, contact the Distributor at 1-800- 628-0414. Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

   Shareholders are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                          CUSTODIAN AND TRANSFER AGENT

   The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional

Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

   Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their advisory and administrative services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the yield of the Fund, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

   The yield of the Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

   In addition, the Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on Treasury Obligations and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

   The Fund's yield will fluctuate and any quotation of yield should not be considered as representative of future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions with respect to accounts of Customers that have invested in Shares of the Fund will not be included in calculations of yield.

                                 MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

   As used in this Prospectus, a "vote of the holders of a majority of the outstanding Shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of Galaxy or the Fund, or (b) 67% or more of the Shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding Shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

GALAXY FUNDS


MONEY MARKET FUND

GOVERNMENT FUND

TAX-EXEMPT FUND

U.S. TREASURY FUND


February 29, 1996

                                                                           TRUST



                                THE GALAXY FUND


                               MONEY MARKET FUND

                                GOVERNMENT FUND

                               U.S. TREASURY FUND

                                TAX-EXEMPT FUND




                                   PROSPECTUS

                               FEBRUARY 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              --------------------

                               TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . .              3
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . .              4
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . .              9
   In General   . . . . . . . . . . . . . . . . . . . . . . . . .              9
   Quality Requirements   . . . . . . . . . . . . . . . . . . . .              9
   Money Market Fund    . . . . . . . . . . . . . . . . . . . . .              9
   Government Fund    . . . . . . . . . . . . . . . . . . . . . .             10
   U.S. Treasury Fund   . . . . . . . . . . . . . . . . . . . . .             10
   Tax-Exempt Fund    . . . . . . . . . . . . . . . . . . . . . .             10
INVESTMENTS, STRATEGIES AND RISKS   . . . . . . . . . . . . . . .             11
   U.S. Government Obligations    . . . . . . . . . . . . . . . .             11
   Money Market Instruments   . . . . . . . . . . . . . . . . . .             11
   Municipal Securities   . . . . . . . . . . . . . . . . . . . .             12
   Tender Option Bonds  . . . . . . . . . . . . . . . . . . . . .             13
   Repurchase and Reverse Repurchase
    Agreements  . . . . . . . . . . . . . . . . . . . . . . . . .             13
   Securities Lending--Money Market
    and Government Funds  . . . . . . . . . . . . . . . . . . . .             14
   Guaranteed Investment Contracts--
    Money Market Fund   . . . . . . . . . . . . . . . . . . . . .             14
   Asset-Backed Securities--Money
    Market Fund   . . . . . . . . . . . . . . . . . . . . . . . .             15
   Investment Company Securities--
    Tax-Exempt Fund   . . . . . . . . . . . . . . . . . . . . . .             15
   Other Investment Policies of the
    Tax-Exempt Fund   . . . . . . . . . . . . . . . . . . . . . .             15
   Certain Investment Policies of the
    U.S. Treasury and Government Funds  . . . . . . . . . . . . .             16
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . .             16
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . . . .             18
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . .             18
   Distributor    . . . . . . . . . . . . . . . . . . . . . . . .             18
   Purchase of Shares   . . . . . . . . . . . . . . . . . . . . .             18
   Redemption of Shares   . . . . . . . . . . . . . . . . . . . .             19
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . .             20
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             20
   Federal    . . . . . . . . . . . . . . . . . . . . . . . . . .             20
   State and Local    . . . . . . . . . . . . . . . . . . . . . .             21
   Miscellaneous    . . . . . . . . . . . . . . . . . . . . . . .             21
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . .             22
   Investment Adviser   . . . . . . . . . . . . . . . . . . . . .             22
   Authority to Act as Investment Adviser   . . . . . . . . . . .             22
   Administrator    . . . . . . . . . . . . . . . . . . . . . . .             23
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . . . . .             23
   Shareholder Services Plan    . . . . . . . . . . . . . . . . .             24
   Affiliate Agreement for
    Sub-Account Services  . . . . . . . . . . . . . . . . . . . .             25
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . .             25
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             25
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . .             25
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . .             27

================================================================================

                                THE GALAXY FUND

4400 Computer Drive                      For applications and information
Westboro, Massachusetts 01581-5108       initial purchases and current
                                         performance, call 1-800-628-0414.
                                         For additional purchases, redemptions,
                                         exchanges and other shareholder
                                         services, call 1-800-628-0143.

          The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes four series of Galaxy shares (collectively, "Trust Shares" or "Shares") which represent interests in four separate diversified money market portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

          The MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of one year or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances and commercial paper (including variable and floating rate obligations) in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          The GOVERNMENT FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of one year or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

          The U.S. TREASURY FUND'S investment objective is to seek current income with liquidity and stability of principal. The Fund invests in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. The Fund invests at least 65% of its total assets in direct U.S. Government obligations.

          The TAX-EXEMPT FUND'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Fund invests substantially all of its assets in high quality debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax ("Municipal Securities"). The Fund's portfolio securities will generally have remaining maturities of not more than one year.

          This Prospectus describes Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to each Fund except the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in each Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares."

          Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

          SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

          This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                              -----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

          Set forth below is a summary of the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                                                     MONEY         GOVERN-        TAX-           U.S.
ANNUAL FUND OPERATING EXPENSES                                      MARKET          MENT         EXEMPT        TREASURY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                              FUND           FUND          FUND           FUND
---------------------------------------                             ------         -------       ------        --------
Advisory Fees   . . . . . . . . . . . . . . . . . . . . . . .        .40%            .40%          .40%           .40%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . .       None            None          None           None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . .        .18%            .14%          .14%           .14%
                                                                    ------         -------       ------        --------
Total Fund Operating Expenses   . . . . . . . . . . . . . . .        .58%            .54%          .54%           .54%
                                                                    ======         =======       ======        ========

-----------

EXAMPLE:  YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                                    1 YEAR         3 YEARS       5 YEARS        10 YEARS
                                                                    ------         -------       -------        --------
Money Market Fund . . . . . . . . . . . . . . . . . . . . . .         $6             $18           $32            $71
Government Fund . . . . . . . . . . . . . . . . . . . . . . .         $5             $17           $30            $66
U.S. Treasury Fund  . . . . . . . . . . . . . . . . . . . . .         $5             $17           $30            $66
Tax-Exempt Fund . . . . . . . . . . . . . . . . . . . . . . .         $5             $17           $30            $66

          The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Funds bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Funds during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Funds. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or any other institution directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

          THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

          Prior to November 1, 1994, each Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and each Fund began offering a new series of shares designated as Trust Shares. This Prospectus describes the Trust Shares in the Funds. Retail A Shares in the Funds are offered under a separate prospectus. Trust Shares and Retail A Shares in a Fund represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

          The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of Retail A Shares of the Funds and is intended to provide investors with a long-term perspective of the Funds' financial history. More information about the performance of the Funds is also contained in the Annual Report to Shareholders which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                               MONEY MARKET FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)


                                  YEAR ENDED
                                  OCTOBER 31,                                                                       PERIOD ENDED
                                     1995                      YEARS ENDED OCTOBER 31,(1)                            OCTOBER 31,
                                 ------------  ------------------------------------------------------------------  --------------
                                 TRUST SHARES   1994     1993     1992      1991       1990       1989       1988     1987(1,2)
                                 ------------  ------   ------   ------    ------     ------     ------     -----   -------------
Net Asset Value, Beginning
  of Period   . . . . . . . . . .  $   1.00 $   1.00  $   1.00  $   1.00  $   1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
Income from
  Investment Operations:
  Net Investment Income(3,4)  . .      0.05     0.03      0.03      0.04      0.06        0.08       0.09       0.07       0.06
  Net realized and unrealized
  gain (loss) on
    investments   . . . . . . . .        --       --        --        --        --          --         --         --         --
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
      Total from Investment
         Operations:  . . . . . .      0.05     0.03      0.03      0.04      0.06        0.08       0.09       0.07       0.06
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
Less Dividends:
  Dividends from net
    investment income   . . . . .     (0.05)   (0.03)    (0.03)    (0.04)    (0.06)      (0.08)     (0.09)     (0.07)     (0.06)
  Dividends from net realized
    capital gains(5)  . . . . . .        --       --        --        --        --          --         --         --         --
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
      Total Dividends:  . . . . .     (0.05)   (0.03)    (0.03)    (0.04)    (0.06)      (0.08)     (0.09)     (0.07)     (0.06)
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
Net increase (decrease) in
  net asset value   . . . . . . .        --       --        --        --        --          --         --         --         --
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
Net Asset Value, End
  of Period   . . . . . . . . . .  $   1.00 $   1.00  $   1.00  $   1.00  $   1.00    $   1.00   $   1.00   $   1.00   $   1.00
                                   -------- --------  --------  --------  --------    --------   --------   --------   --------
Total Return(6) . . . . . . . . .      5.43%    3.35%     2.78%     4.07%     6.40%       8.11%      9.09%      7.08%      6.09%(7)
Ratios/Supplemental Data:
Net Assets, End of
   Period (000's) . . . . . . . .  $334,054 $797,399  $577,558  $590,911  $415,541    $444,303   $410,121   $210,712   $192,400
Ratios to average net assets:
     Net investment income
       including reimbursement/
       waiver . . . . . . . . . .      5.30%    3.38%     2.74%     3.74%     6.24%       7.82%      8.73%      6.92%      6.27%(8)
     Operating expenses including
       reimbursement/waiver   . .      0.55%    0.64%     0.63%     0.58%     0.59%       0.59%      0.58%      0.59%      0.52%(8)
     Operating expenses excluding
       reimbursement/waiver   . .      0.56%    0.64%     0.63%     0.58%     0.59%       0.59%      0.59%      0.59%      0.57%(8)

-----------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.

(2) The Fund commenced operations on November 17, 1986.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1989 and the period ended October 31, 1987 were $0.09 and $0.06, respectively.

(4) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for Trust Shares for the year ended October 31, 1995 was $0.05.

(5) Represents less than $0.01 per share for year 1992 and 1987.

(6) Total return for 1994 includes the effect of the voluntary capital contribution of $1.6 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.35%.

(7) Not Annualized.

(8) Annualized.

                                GOVERNMENT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                  YEAR ENDED
                                  OCTOBER 31,                                                                      PERIOD ENDED
                                     1995                      YEARS ENDED OCTOBER 31,(1)                           OCTOBER 31,
                                 ------------  ------------------------------------------------------------------  ------------
                                 TRUST SHARES   1994      1993      1992      1991       1990     1989       1988   1987(1,2)
                                 ------------  ------    ------    ------    ------     ------   ------     -----  ------------
Net Asset Value, Beginning
  of Period   . . . . . . . . . . $   1.00  $   1.00  $   1.00   $   1.00   $  1.00  $   1.00  $   1.00    $   1.00   $   1.00
                                  --------  --------  --------   --------   -------  --------  ---------   --------   --------
Income from
  Investment Operations:
  Net Investment Income(3,4)  . .     0.05      0.03      0.03       0.04      0.06      0.08      0.09        0.07       0.06
  Net realized and unrealized
    gain (loss) on
    investments   . . . . . . . .       --        --        --         --        --        --        --          --         --
                                  --------  --------  --------   --------   -------  --------  --------    --------   --------
      Total from Investment
        Operations: . . . . . . .     0.05      0.03      0.03       0.04      0.06      0.08      0.09        0.07       0.06
                                  --------  --------  --------   --------   -------  --------  --------    --------   --------
Less Dividends:
  Dividends from net
    investment income   . . . . .    (0.05)    (0.03)    (0.03)     (0.04)    (0.06)    (0.08)    (0.09)      (0.07)     (0.06)
  Dividends from net realized
    capital gains(5)  . . . . . .       --       --         --         --        --        --        --          --         --
                                  --------  --------  --------   --------   -------  --------  --------    --------   --------
       Total Dividends:   . . . .    (0.05)    (0.03)    (0.03)     (0.04)    (0.06)    (0.08)    (0.09)      (0.07)     (0.06)
                                  --------  --------  --------   --------  --------  --------  --------    --------   --------
Net increase (decrease) in
  net asset value   . . . . . . .       --        --        --         --        --        --        --          --         --
                                  --------  --------  --------   --------  --------  --------  --------    --------   --------
Net Asset Value, End
  of Period   . . . . . . . . . . $   1.00  $   1.00  $   1.00   $   1.00  $   1.00  $   1.00  $   1.00    $   1.00   $   1.00
                                  ========  ========  ========   ========  ========  ========  ========    ========   ========
Total Return(6) . . . . . . . . .     5.39%     3.49%     2.83%      4.19%     6.25%     8.10%     8.82%       6.91%      6.08%(7)
Ratios/Supplemental Data:
Net Assets, End of
  Period (000's)  . . . . . . . . $678,679  $759,106  $685,304   $636,338  $436,232  $335,443  $303,181    $141,545   $178,100
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver  . . . .     5.27%     3.36%     2.79%      3.67%     6.05%     7.80%     8.59%       6.73%      6.38%(8)
  Operating expenses including
    reimbursement/waiver  . . . .     0.53%     0.54%     0.55%      0.53%     0.56%     0.56%     0.60%       0.60%      0.53%(8)
  Operating expenses excluding
    reimbursement/waiver  . . . .     0.54%     0.54%     0.55%      0.53%     0.56%     0.57%     0.61%       0.60%      0.57%(8)
----------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.

(2) The Fund commenced operations on November 17, 1986.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1990 and 1989 and the period ended October 31, 1987 were $0.08, $0.09 and $0.06, respectively.

(4) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for Trust Shares for the fiscal year ended October 31, 1995 was $0.05.

(5) Represents less than $0.01 per share for years 1992, 1990, 1989, 1988 and 1987.

(6) Total return for 1994 includes the effect of the voluntary capital contribution of $2.3 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have 3.49%

(7) Not Annualized.

(8) Annualized.

                               U.S. TREASURY FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 YEAR ENDED
                                                 OCTOBER 31,                    YEARS ENDED                    PERIOD ENDED
                                                    1995                      OCTOBER 31,(1)                   OCTOBER 31,
                                                ------------    -----------------------------------------      -----------
                                                TRUST SHARES      1994             1993           1992         1991(1,2)
                                                ------------    --------        ---------        --------      ---------
Net Asset Value, Beginning of Period  . . . .    $   1.00       $   1.00         $   1.00        $   1.00       $   1.00
                                                 --------       --------         --------        --------       --------
Income from Investment Operations:
  Net Investment Income(3)  . . . . . . . . .        0.05           0.03             0.03            0.04           0.04
  Net realized and unrealized gain (loss)
   on investments . . . . . . . . . . . . . .          --             --               --              --             --
                                                 --------       --------         --------        --------       --------
        Total from Investment Operations  . .        0.05           0.03             0.03            0.04           0.04
                                                 --------       --------         --------        --------       --------
Less Dividends:
  Dividends from net investment income  . . .       (0.05)         (0.03)           (0.03)          (0.04)         (0.04)
  Dividends from net realized
   capital gains  . . . . . . . . . . . . . .          --             --               --              --             --
                                                 --------       --------         --------        --------       --------
        Total Dividends:  . . . . . . . . . .       (0.05)         (0.03)           (0.03)          (0.04)         (0.04)
                                                 --------       --------         --------        --------       --------
Net increase (decrease) in net asset value  .          --             --               --              --             --
                                                 --------       --------         --------        --------       --------
Net Asset Value, End of Period  . . . . . . .    $   1.00       $   1.00         $   1.00        $   1.00       $   1.00
                                                 ========       ========         ========        ========       ========
       Total Return(4)  . . . . . . . . . . .        5.18%          3.30%            2.75%           3.69%          4.51%(5)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's) . . . . .    $271,036       $466,993         $447,960        $482,416       $170,177
  Ratios to average net assets:
  Net investment income including
   reimbursement/waiver . . . . . . . . . . .        5.06%          3.24%            2.71%           3.51%          4.26%(6)
  Operating expenses including
   reimbursement/waiver . . . . . . . . . . .        0.55%          0.56%            0.55%           0.49%          0.27%(6)
  Operating expenses excluding
   reimbursement/waiver . . . . . . . . . . .        0.55%          0.56%            0.55%           0.55%          0.65%(6)

-------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.

(2) The Fund commenced operations on January 22, 1991.

(3) Net investment income before waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1992 and the period ended October 31, 1991 were $0.04 and $0.04, respectively.

(4) Total return for 1994 includes the effect of the voluntary capital contribution of $1 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.30%.

(5) Not Annualized.

(6) Annualized.

                                TAX-EXEMPT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                     YEAR ENDED
                                     OCTOBER 31,
                                        1995                         YEARS ENDED OCTOBER 31,(1)                       PERIOD ENDED
                                    ------------   ---------------------------------------------------------------     OCTOBER 31,
                                    TRUST SHARES     1994       1993       1992         1991        1990      1989     1988(1,2)
                                    ------------   --------   --------   --------     --------    --------  --------  ------------
Net Asset Value,
    Beginning of Period . . . . . . .   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00    $   1.00  $   1.00    $  1.00
                                        --------   --------   --------   --------     --------    --------  --------    -------
Income from Investment Operations:
    Net investment income(3)  . . . .       0.03       0.02       0.02       0.03         0.04        0.05      0.06       0.02
    Net realized and unrealized
       gain (loss) on
       investments  . . . . . . . . .         --         --         --         --           --          --        --         --
                                        --------   --------   --------   --------     --------    --------  --------    -------
          Total from Investment
             Operations:  . . . . . .       0.03       0.02       0.02       0.03         0.04        0.05      0.06       0.02
                                        --------   --------   --------   --------     --------    --------  --------    -------
Less Dividends:
    Dividends from net
       investment income  . . . . . .      (0.03)     (0.02)     (0.02)     (0.03)       (0.04)      (0.05)    (0.06)     (0.02)
    Dividends from net realized
       capital gains  . . . . . . . .         --         --         --         --           --          --        --         --
                                        --------   --------   --------   --------     --------    --------  --------    -------
          Total Dividends:  . . . . .      (0.03)     (0.02)     (0.02)     (0.03)       (0.04)      (0.05)    (0.06)     (0.02)

Net increase (decrease) in net
   asset value  . . . . . . . . . . .         --         --         --         --           --          --        --         --
                                        --------   --------   --------   --------     --------    --------  --------    -------
Net Asset Value, End
   of Period  . . . . . . . . . . . .   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00    $   1.00  $   1.00    $  1.00
                                        ========   ========   ========   ========     ========    ========  ========    =======
Total Return  . . . . . . . . . . . .       3.29%      2.24%      1.93%      2.71%        4.51%       5.51%     5.96%      1.90%(4)
Ratios/Supplemental Data:
  Net Assets, End of
    Period (000's)  . . . . . . . . .   $180,706   $271,050   $301,399   $223,173     $194,098    $119,377  $131,358    $41,319
  Ratios to average net assets: . . .
     Net investment income including
        reimbursement/waiver  . . . .       3.24%      2.12%      1.92%      2.64%        4.37%       5.37%     5.82%      5.42%(5)
     Operating expenses including
        reimbursement/waiver  . . . .       0.55%      0.58%      0.59%      0.57%        0.60%       0.60%     0.58%      0.32%(5)
     Operating expenses excluding
        reimbursement/waiver  . . . .       0.56%      0.58%      0.59%      0.57%        0.60%       0.61%     0.61%      0.72%(5)

----------------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.

(2) The Fund commenced operations on June 23, 1988.

(3) Net investment income before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1990 and 1989 and the period ended October 31, 1988 were $0.05, $0.06 and $0.02, respectively.

(4) Not Annualized.

(5) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


IN GENERAL

       Fleet Investment Advisors Inc., the Funds' investment adviser (the "Investment Adviser" or "Fleet"), will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates.


QUALITY REQUIREMENTS

       Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P") , Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, L.P. ("Fitch")) in the highest category for short-term debt securities, (ii) is rated by only one Rating Agency that has issued a rating in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Fund will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Fund one of the two highest, short-term rating categories. See "Investment Limitations" below.

       Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, the Investment Adviser will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. The Investment Adviser also considers other relevant information in its evaluation of unrated short-term securities.


MONEY MARKET FUND

       The Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by the Investment Adviser to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Money Market Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits, and bankers' acceptances); commercial paper (including variable and floating rate notes); obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.


GOVERNMENT FUND

       The Government Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.


U.S. TREASURY FUND

       The U.S. Treasury Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current federal law. Such instruments may include, but are not limited to, securities issued by the U.S. Treasury and by certain government agencies or instrumentalities such as the Federal Home Loan Banks, Federal Farm Credit Banks and the Student Loan Marketing Association. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

       Due to state income tax considerations, the Fund will not invest in other securities, such as repurchase agreements and reverse repurchase agreements, except under extraordinary circumstances such as when appropriate U.S. Government securities are unavailable.

       Portfolio securities held by the Fund have remaining maturities of one year or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments as described under "Investments, Strategies and Risks--Money Market Instruments." For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.


TAX-EXEMPT FUND

       The Tax-Exempt Fund's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal by investing substantially all of its assets in Municipal Securities that present minimal credit risk and meet the rating criteria described above under "Quality Requirements." The Fund is designed for investors in higher tax brackets who are seeking a relatively high amount of tax-free income with stability of principal and less price volatility than would normally be associated with intermediate-term and longer-term Municipal Securities.

       As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. However, the Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment

Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit, commercial paper, or bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; or (v) securities issued by other investment companies that invest in high quality, short-term Municipal Securities. For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

       In seeking to achieve its investment objective, the Tax-Exempt Fund may invest in "private activity bonds" (see "Investments, Strategies and Risks--Municipal Securities"), the interest on which may be subject to the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.


                       INVESTMENTS, STRATEGIES AND RISKS

U.S. GOVERNMENT OBLIGATIONS

       Obligations issued or guaranteed by the U.S. Government, or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

       Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Trust Shares of the Funds.


MONEY MARKET INSTRUMENTS

       "Money Market" instruments include bank obligations and commercial paper.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase.

       Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

       Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

       Commercial paper may include variable and floating rate instruments, which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments acquired by the Government and U.S. Treasury Funds are similar in form, but, because they would be issued or guaranteed by the U.S. Government or its agencies or instrumentalities, may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity. The Money Market and Tax-Exempt Funds may also purchase Rule 144A securities. See "Investment Limitations."


MUNICIPAL SECURITIES

       Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control, and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

       The two principal classifications of Municipal Securities that may be held by the Tax-Exempt Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

       The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

       Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

       Certain Municipal Securities eligible for purchase by the Tax-Exempt Fund may have been credit enhanced by a guaranty, letter of credit, or insurance. The Investment Adviser typically evaluates the credit quality and ratings of credit enhanced Municipal Securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. The Fund will not treat credit enhanced Municipal Securities as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in Municipal Securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the Municipal Securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership, or default of the credit enhancer may adversely affect the quality and marketability of the underlying Municipal Security. The Tax-Exempt Fund may have more than 25% of its total assets invested in Municipal Securities the credit for which has been enhanced by banks or insurance companies.


TENDER OPTION BONDS

       The Tax-Exempt Fund may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in the Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership, or default of any of the parties to the tender option bond will adversely affect the quality and marketability of the security.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

       Each Fund, except the U.S. Treasury Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitations Nos. 5 and 8 under "Investment Limitations" below.

       The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. The Tax-Exempt Fund's investment in repurchase agreements will be, under normal market conditions, subject to the 20% overall limit on taxable obligations.

       The Money Market and Government Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


SECURITIES LENDING--MONEY MARKET AND GOVERNMENT FUNDS

       The Money Market and Government Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.


GUARANTEED INVESTMENT CONTRACTS--MONEY MARKET FUND

       The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by United States insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES--MONEY MARKET FUND

       The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements." See "Asset-Backed Securities" in the Statement of Additional Information.


INVESTMENT COMPANY SECURITIES--TAX-EXEMPT FUND

       The Tax-Exempt Fund may invest in securities issued by other open-end investment companies that invest in high quality, short-term Municipal Securities and that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Such securities may be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments.


OTHER INVESTMENT POLICIES OF THE TAX-EXEMPT FUND

       The Tax-Exempt Fund may purchase Municipal Securities on a "when-issued" basis. When-issued transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permits the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by the Fund to purchase when-issued securities will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

       In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by the Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The Fund will enter into stand-by commitments only with those dealers whose credit the Investment Adviser believes to be of high quality.

       Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

CERTAIN INVESTMENT POLICIES OF THE U.S. TREASURY AND GOVERNMENT FUNDS

       The U.S. Treasury and Government Funds may purchase securities on a "when-issued" basis, as described under "Other Investment Policies of the Tax-Exempt Fund."


                            INVESTMENT LIMITATIONS

       The following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

       No Fund may:

            1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies,
       (ii) each Fund, except the U.S. Treasury Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market and Government Funds may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

            2. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

            3. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% Limitation"), except that up to 25% of the value of its total assets may be invested without regard to this limitation.

       In addition, the Tax-Exempt Fund may not:

            4. Borrow money or issue senior securities, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            5. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

            6. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

       In addition, the Money Market, Government and U.S. Treasury Funds may not:

            7. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market and Government Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

            8. Invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

       In addition to the foregoing limitations, the Money Market Fund may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by domestic banks or U.S. branches of foreign banks; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

       With respect to Investment Limitation No 3. above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

       With respect to Investment Limitation No. 7 above, each of the Money Market and Government Funds intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

       If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

       Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and the Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 3 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Subject to Investment Limitation No. 2 above, each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

       The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitations Nos. 5 and 8 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


                               PRICING OF SHARES

       Net asset value per share of each Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares of a Fund by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of the Fund.

       The assets in each Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of each Fund at $1.00, there can be no assurance that the net asset value per share will not vary.


                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

       Shares in the Funds are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


PURCHASE OF SHARES

       The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and, with respect to each Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

       A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

       Galaxy reserves the right to reject any purchase order, in whole or in part.

       The issuance of Trust Shares is recorded on the books of the Funds and share certificates will not be issued.

       Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

       Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

       Trust Shares of the Funds (other than the Tax-Exempt Fund) may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.


REDEMPTION OF SHARES

       Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

       Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

       Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.


                          DIVIDENDS AND DISTRIBUTIONS

       The net investment income of each Fund is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 11:00 a.m. pricing of Shares on the day of declaration. A Fund's net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to Trust Shares, less amortization of premium on such assets and accrued expenses attributable to Trust Shares of the Fund. Dividends on each Share of the Funds are determined in the same manner, irrespective of series, but may differ in the amount because of the difference in the expenses paid by the respective series. None of the Funds expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

       Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.


                                     TAXES

FEDERAL

       In General. Each of the Funds qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

       Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income (including interest), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Money Market, Government and U.S. Treasury Funds intend to distribute substantially all of their respective investment company taxable income and net tax-exempt income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Because all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

       Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

       The Tax-Exempt Fund. The Tax-Exempt Fund's policy is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

       If the Tax-Exempt Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       Dividends from the Tax-Exempt Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Trust Shares of the Fund.


STATE AND LOCAL

       Exempt-interest dividends and other distributions paid by the Tax-Exempt Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

       The U.S. Treasury Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the U.S. Treasury Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes.

       Shareholders should consult their own tax advisers about the status of distributions from the Funds in their own state.


MISCELLANEOUS

       The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

       The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' Statement of Additional Information contains the names of and general background information concerning the Trustees.


INVESTMENT ADVISER

       Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1995 of $84.8 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other portfolios of Galaxy: the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

       Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Funds, makes decisions with respect to and places orders for all purchases and sales of their portfolio securities and maintains related records.

       For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, .40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury Fund, .40% of the first $750,000,000 of the average daily net assets of the Fund plus .35% of the average daily net assets of the Fund in excess of $750,000,000. Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio, and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. Fleet has advised Galaxy that, with respect to the Money Market, Government and Tax-Exempt Funds, Fleet intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after waivers) at the effective annual rates of .38%, .39%,
 .39%, and .40% of the average daily net assets of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, respectively.


AUTHORITY TO ACT AS INVESTMENT ADVISER

       Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Trust Shares of the Funds, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The

Investment Adviser, custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

       Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect a Fund's net asset value per share or result in financial loss to any shareholder.


ADMINISTRATOR

       First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

       FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to be paid fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense
limitations.   For the fiscal year ended October 31, 1995, the Money Market,
Government, Tax-Exempt and U.S. Treasury Funds paid FDISG administration fees at the effective annual rate of .088% of each Fund's average daily net assets.


                      DESCRIPTION OF GALAXYAND ITS SHARES

       Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Funds as follows: Class A shares (Retail A Shares) and Class A-Special Series 1 shares (Trust Shares), both series representing interests in the Money Market Fund; Class B shares (Retail A Shares) and Class B-Special Series 1 shares (Trust Shares), both series representing interests in the Government Fund; Class E shares (Retail A Shares) and Class E-Special Series 1 shares (Trust Shares), both series representing interests in the Tax-Exempt Fund; and Class F shares (Retail A Shares) and Class F-Special Series 1 shares (Trust Shares), both series representing interests in the U.S. Treasury Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

       Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows, Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's

Shareholder Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance. Retail A Shares of the Funds are sold without a sales charge and have certain exchange and other privileges which are not available with respect to Trust Shares.

       Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

       Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

       Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.


SHAREHOLDER SERVICES PLAN

       Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares in consideration for payment of up to
 .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by such Customers. Services under the Shareholder Services Plan may include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing Customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by FDISG as administrator and transfer agent and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

       Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these service agreements for each Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

       FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per-account basis with respect to Trust Shares of each Fund (other than the Tax-Exempt Fund) held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government and U.S. Treasury Funds to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.


                          CUSTODIAN AND TRANSFER AGENT

       The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.


                                    EXPENSES

       Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their advisory and administrative services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.


                       PERFORMANCE AND YIELD INFORMATION

       From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The taxable money market Funds' performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Funds.

       The yields of the Funds will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Funds is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, the Tax-Exempt Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

       In addition, the U.S. Treasury Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

       The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of a Fund will not be included in calculations of yield.

       The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

       Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

       As used in this Prospectus, a "vote of the holders of a majority of the outstanding Shares" of either Galaxy or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Galaxy or a Fund, or (b) 67% or more of the shares of Galaxy or a Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or a Fund are represented at the meeting in person or by proxy.

                                THE GALAXY FUND

4400 Computer Drive                         For applications and information
Westboro, Massachusetts 01581-5108          regarding initial purchases
                                            and current performance, call
                                            1-800-628-0414. For
                                            additional purchases,
                                            redemptions, exchanges and
                                            other shareholder services,
                                            call 1-800-628-0413.


For applications and information regarding initial purchases and current performance, call 1-800-628-0414. For additional purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0413.

     The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes six series of Galaxy shares, which represent interests in six separate money market portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

     The MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of one year or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances and commercial paper (including variable and floating rate obligations) in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

     The GOVERNMENT FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations with remaining maturities of one year or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

     The U.S. TREASURY FUND'S investment objective is to seek current income with liquidity and stability of principal. The Fund invests in securities with remaining maturities of one year or less which are issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current Federal law. The Fund invests at least 65% of its total assets in direct U.S. Government obligations.

     The TAX-EXEMPT FUND's investment objective is to seek as high a level of current interest income exempt from Federal income tax as is consistent with stability of principal. The Fund invests substantially all of its assets in high quality debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from Federal income tax ("Municipal Securities"). The Fund's portfolio securities will generally have remaining maturities of not more than one year.

     The CONNECTICUT MUNICIPAL MONEY MARKET FUND'S investment objective is to provide current income exempt from Federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity. The Fund invests primarily in short-term Connecticut Municipal Securities (as defined below), including securities of states, territories and possessions of the United States which are not issued by or on behalf of Connecticut or its political subdivisions and financing authorities, but which are exempt from the Connecticut state income tax on individuals, trusts and estates (the "CSIT"). The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940, as amended (the "1940 Act").

     The MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S investment objective is to provide current income exempt from Federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity. The Fund invests primarily in short-term Massachusetts Municipal Securities (as defined below), including securities of states, territories and possessions of the United States which are not issued by or on behalf of Massachusetts or its political subdivisions and financing authorities, but which are exempt from income taxes imposed by the Commonwealth of Massachusetts. The Fund is a non-diversified investment portfolio under the 1940 Act.

     This Prospectus describes (i) Retail A Shares in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, and (ii) Shares in the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (such Retail A Shares and Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered to customers ("Customers") of Fleet Brokerage Securities, Inc. Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares ("Trust Shares") in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to each Fund except the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans. Retail A Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

     Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Finanical Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the respective Statements of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statements of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                   HIGHLIGHTS

     Q: What is The Galaxy Fund?

     A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios having separate investment objectives and policies. This Prospectus describes six of Galaxy's money market funds: THE MONEY MARKET FUND, THE GOVERNMENT FUND, THE U.S. TREASURY FUND, THE TAX-EXEMPT FUND, THE CONNECTICUT MUNICIPAL MONEY MARKET FUND AND THE MASSACHUSETTS MUNICIPAL MONEY MARKET FUND. See "Investment Objectives and Policies" and "Investments, Strategies and Risks." Prospectuses for Galaxy's INSTITUTIONAL TREASURY MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

     Q: Who advises the Funds?

     A: The Funds are advised by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1995 of approximately $84.8 billion. See "Management of the Funds--Investment Adviser."

     Q: What advantages do the Funds offer?

     A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

     Q: How to buy and redeem shares?

     A: The Funds are distributed by 440 Financial Distributors, Inc. Retail Shares may be purchased on behalf of customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares of the Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares of the Funds.

     Q: When are dividends paid?

     A: The net investment income of each Fund is declared daily and paid monthly. Net realized capital gains of each Fund, if any, are distributed at least annually. See "Dividends and Distributions."

     Q: What potential risks are presented by the Funds' investment practices?

     A: The Tax-Exempt Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund invest primarily in Municipal Securities, Connecticut Municipal Securities and Massachusetts Municipal Securities, respectively. The achievement of the investment objective of each of these Funds is dependent upon the ability of the issuers of such Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are non-diversified, their investment returns may be dependent upon the performance of a smaller number or particular type of securities relative to a diversified portfolio. Each Fund (other than the Money Market Fund) may purchase eligible securities on a "when-issued" basis and the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may purchase eligible securities on a "delayed settlement" basis. In addition, the Tax-Exempt, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. The value of a Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies" and "Investments, Strategies and Risks."

     Q: What shareholder privileges are offered by the Funds?

     A: Investors may exchange Retail Shares of any Fund having a value of at least $100 for Retail Shares of any other portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates in which the investor has an existing account. Galaxy offers Individual Retirement Accounts ("IRAs"), which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Simplified Employee Pension Plan ("SEP"), Multi-Employee Retirement Plan ("MERP") and Keogh Plan accounts, which can be established directly with Fleet Brokerage Securities Corporation or its affiliates. Galaxy also offers an Automatic Investment Program which allows Direct Investors to automatically invest in Retail Shares of the Funds on a monthly or quarterly basis as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

     Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund on its Retail Shares and (ii) the operating expenses for Retail Shares of each Fund. Examples based on the summary are also shown.

                                            MONEY     GOVERN-     U.S.       TAX-      CONNECTICUT    MASSACHUSETTS
                                           MARKET      MENT     TREASURY    EXEMPT       MUNICIPAL      MUNICIPAL
                                            FUND       FUND       FUND       FUND      MONEY MARKET   MONEY MARKET
                                          (RETAIL A  (RETAIL A  (RETAIL A  (RETAIL A       FUND           FUND
SHAREHOLDER TRANSACTION EXPENSES           SHARES)    SHARES)    SHARES)    SHARES)      (SHARES)       (SHARES)
--------------------------------          --------   --------   --------   --------    ------------    -----------
Sales Load ..........................       None       None       None       None          None           None
Sales Load on Reinvested Dividends ..       None       None       None       None          None           None
Deferred Sales Load .................       None       None       None       None          None           None
Redemption Fees(1) ..................       None       None       None       None          None           None
Exchange Fees .......................       None       None       None       None          None           None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------
Advisory Fees ........................       .40%       .40%       .40%       .40%          .40%           .40%
12b-1 Fees ...........................      None       None       None       None          None           None
Other Expenses (After Expense
 Reimbursements) .....................      .39%        .36%       .31%       .28%          .22%           .22%
                                           ----        ----       ----       ----          ----           ----
Total Fund Operating Expenses
 (After Expense Reimbursements) ......      .79%        .76%       .71%       .68%          .62%           .62%
                                           ====        ====       ====        ====         ====           ====

---------------
(1) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:



                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                           ------  -------  -------  --------

  Money Market Fund (Retail A Shares) ...    $8      $25      $43       $96
  Government Fund (Retail A Shares) .....    $8      $24      $41       $92
  U.S. Treasury Fund (Retail A Shares) ..    $7      $22      $39       $86
  Tax-Exempt Fund (Retail A Shares) .....    $7      $21      $37       $83
  Connecticut Municipal Money Market
    Fund (Shares) .......................    $6      $19      $34       $76
  Massachusetts Municipal Money Market
    Fund (Shares) .......................    $6      $19      $34       $76


     The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Funds bears directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Funds during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Retail Shares. Without voluntary expense reimbursements by the Investment Adviser, Other Expenses would be .27% and .37% and Total Fund Operating Expenses would be .67% and .77% for Retail Shares of the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, respectively. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus, the financial statements and notes incorporated by reference into the respective Statements of Additional Information relating to the Funds. Any fees that are changed by affiliates of Fleet or any other Institution directly to their Customer account for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

     THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     Prior to November 1, 1994, each of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares), and each of these Funds began offering a new series of shares designated as Trust Shares. This Prospectus describes the Retail A Shares of these Funds. Trust Shares in these Funds are offered under a separate prospectus. Retail A Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except that (i) Retail A Shares of a Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .10% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Retail A Shares and Trust Shares bear differing transfer agency expenses. See "Management of the Funds" and "Description of Galaxy and Its Shares."

     The financial highlights presented below for the Money Market, Government, U.S. Treasury and Tax-Exempt Funds have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to these Funds. More information about the performance of each of these Funds is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                               MONEY MARKET FUND
             (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                        PERIOD
                                         1995                        YEARS ENDED OCTOBER 31,(1)                          ENDED
                                        RETAIL     ----------------------------------------------------------------   OCTOBER 31,
                                        SHARES     1994      1993      1992      1991      1990      1989      1988    1987(1,2)
                                       --------    ----      ----      ----      ----      ----      ----      ----   ----------
Net Asset Value, Beginning
  of Period . . . . . . . . . . . . .    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00      $1.00
                                         -----     -----     -----     -----     -----     -----     -----     -----      -----
Income from Investment Operations:
   Net Investment Income(3,4) . . . .     0.05      0.03      0.03      0.04      0.06      0.08      0.09      0.07       0.06
   Net realized and unrealized gain
     (loss) on investments  . . . . .       --        --        --        --        --        --        --        --         --
                                         -----     -----     -----     -----     -----     -----     -----     -----      -----
       Total from Investment
         Operations:  . . . . . . . .     0.05      0.03      0.03      0.04      0.06      0.08      0.09      0.07       0.06
                                         -----     -----     -----     -----     -----     -----     -----     -----      -----
Less Dividends:
   Dividends from net
     investment income  . . . . . . .    (0.05)    (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)     (0.06)

   Dividends from net realized
     capital gains(5) . . . . . . . .       --        --        --        --        --        --        --        --         --
                                         -----     -----     -----     -----     -----     -----     -----     -----      -----
       Total Dividends  . . . . . . .    (0.05)    (0.03)    (0.03)    (0.04)    (0.06)    (0.08)    (0.09)    (0.07)     (0.06)
                                         -----     -----     -----     -----     -----     -----     -----     -----      -----
Net increase (decrease) in net asset
  value . . . . . . . . . . . . . . .       --        --        --        --        --        --        --        --         --
                                         -----     -----     -----     -----     -----     -----     -----     -----      -----
Net Asset Value, End of Period  . . .    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00      $1.00
                                         =====     =====     =====     =====     =====     =====     =====     =====      =====
Total Return(6) . . . . . . . . . . .     5.23%     3.35%     2.78%     4.07%     6.40%     8.11%     9.09%     7.08%      6.09%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . $580,762  $797,399  $577,558  $590,911  $415,541  $444,303  $410,121  $210,712   $192,400
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver . . . . . .    5.12%     3.38%     2.74%     3.74%     6.24%     7.82%     8.73%     6.92%       6.27%(8)
   Operating expenses including
     reimbursement/waiver . . . . . .    0.74%     0.64%     0.63%     0.58%     0.59%     0.59%     0.58%     0.59%       0.52%(8)
   Operating expenses including
     reimbursement/waiver . . . . . .    0.76%     0.64%     0.63%     0.58%     0.59%     0.59%     0.59%     0.59%       0.57%(8)

---------------
1 Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
2  The Fund commenced operations on November 17, 1986.
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1989 and the period ended October 31, 1987, was $0.09 and $0.06, respectively.
4 Net investment income per share for Retail Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the fiscal year ended October 31, 1995 was $0.05.
5  Represents less than $0.01 per share for the years 1992 and 1987.
6 Total return for 1994 includes the effect of the voluntary capital contribution of $1.6 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.35%.
7  Not Annualized.
8  Annualized.

                                GOVERNMENT FUND
              (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                        PERIOD
                                         1995                        YEARS ENDED OCTOBER 31,(1)                          ENDED
                                        RETAIL   ------------------------------------------------------------------   OCTOBER 31,
                                        SHARES     1994      1993      1992      1991      1990      1989     1988     1987(1,2)
                                       --------  -------   --------  --------  --------  --------  --------  --------  ----------
Net Asset Value, Beginning
  of Period . . . . . . . . . . . .    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       --------   -------  --------  --------  --------  --------  --------  --------  --------
Income from Investment Operations:
  Net Investment Income(4)  . . . .        0.05      0.03      0.03      0.04      0.06      0.08      0.09      0.07      0.06
  Net realized and unrealized gain
    (loss) on Investments . . . . .          --        --        --        --        --        --        --        --        --
                                       --------   -------  --------  --------  --------  --------  --------  --------  --------
      Total from investment
        Operations  . . . . . . . .        0.05      0.03      0.03      0.04      0.06      0.08      0.09      0.07      0.06
                                       --------   -------  --------  --------  --------  --------  --------  --------  --------
Less Dividends:
  Dividends from net
    investment income . . . . . . .       (0.05)    (0.03)    (0.03)    (0.04)    (0.06)    (0.0)8    (0.09)    (0.07)    (0.06)
  Dividends from net realized
    capital gains(5)  . . . . . . .          --        --        --        --        --        --        --        --        --
                                       --------   -------  --------  --------  --------  --------  --------  --------  --------
      Total Dividends . . . . . . .       (0.05)    (0.03)    (0.03)    (0.04)    (0.06)    (0.0)8    (0.09)    (0.07)    (0.06)
                                       --------   -------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease) in net asset
  value . . . . . . . . . . . . . .          --        --        --        --        --        --        --        --        --
                                       --------   -------  --------  --------  --------  --------  --------  --------  --------
Net asset Value, End of Period  . .    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return(6) . . . . . . . . . .        5.20%     3.49%     2.83%     4.19%     6.25%     8.10%     8.82%     6.91%     6.08%(7)
Ratios/Supplemental Data:
Net Assets, End of Period(000's)  .    $320,795  $759,106  $685,338  $636,338  $436,232  $335,443  $303,181  $141,545  $178,100
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver  . . . . .        5.11%     3.36%     2.79%     3.67%     6.05%     7.80%     8.59%     6.73%     6.38%(8)
  Operating expenses including
    reimbursement/waiver  . . . . .        0.73%     0.54%     0.55%     0.53%     0.56%     0.56%     0.60%     0.60%     0.53%(8)
  Operating expenses including
    reimbursement/waiver  . . . . .        0.74%     0.54%     0.55%     0.53%     0.56%     0.57%     0.61%     0.60%     0.57%(8)

------------------
1 Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
2    The Fund commenced operations on November 17, 1986.
3    Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the fiscal years ended October 31, 1990 and 1989 and the period ended October 31, 1987 was $0.08, $0.09 and $0.06, respectively.
4 Net investment income per share for Retail Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the fiscal year ended October 31, 1995 was $0.05.
5    Represents less than $0.01 per share for years 1992, 1990, 1989, 1988 and
     1987.
6 Total return for 1994 includes the effect of the voluntary capital contribution of $2.3 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.49%.
7    Not Annualized.
8    Annualized.

                               U.S. TREASURY FUND
               (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              YEAR ENDED
                                                      1995                    OCTOBER 31,                   PERIOD ENDED
                                                     RETAIL     ---------------------------------------      OCTOBER 31,
                                                     SHARES        1994           1993          1992            1991
                                                   ---------    ----------     -----------   ----------     ------------
Net Asset Value, Beginning of Period ........       $    1.00     $    1.00      $    1.00     $    1.00       $    1.00
                                                    ---------     ---------      ---------     ---------       ---------
Income from Investment Operations:
  Net Investment Income(3) ..................            0.05          0.03           0.03          0.04            0.04
  Net realized and unrealized gain (loss)
    on investments ..........................              --            --             --            --              --
                                                    ---------     ---------      ---------     ---------       ---------
       Total from Investment Operations: ....            0.05          0.03           0.03          0.04            0.04
                                                    ---------     ---------      ---------     ---------       ---------
Less Dividends:
  Dividends from net investment income ......           (0.05)        (0.03)         (0.03)        (0.04)          (0.04)
  Dividends from net realized capital gains .              --            --             --            --              --
                                                    ---------     ---------      ---------     ---------       ---------
       Total Dividends ......................           (0.05)        (0.03)         (0.03)        (0.04)          (0.04)
                                                    ---------     ---------      ---------     ---------       ---------
Net increase (decrease) in net asset value ..              --            --             --            --              --
                                                    ---------     ---------      ---------     ---------       ---------
Net Asset Value, End of Period ..............       $    1.00     $    1.00      $    1.00     $    1.00       $    1.00
                                                    =========     =========      =========     =========       =========
Total Return(4) .............................            4.99%         3.30%          2.75%         3.69%           4.51%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........       $ 318,621     $ 466,993      $ 447,960     $ 482,416       $ 170,177
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver ....................            4.90%         3.24%          2.71%         3.51%           4.26%
  Operating expenses including
    reimbursement/waiver ....................            0.73%         0.56%          0.55%         0.49%           0.27%
  Operating expenses excluding
    reimbursement/waiver ....................            0.73%         0.56%          0.55%         0.55%           0.65%

-----------------
1   Prior to November 1, 1994, the Fund offered a single series of shares.
    As of such date, the existing series of shares was designated Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
2   The Fund commenced operations on January 22, 1991.
3 Net investment income per share before waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1992 and the period ended October 31, 1991 was $0.04 and $0.04, respectively.
4 Total return for 1994 includes the effect of the voluntary capital contribution of $1 million from the Investment Adviser in order to partially offset losses realized on the sale of certain securities held by the Fund. Without this capital contribution, the total return would have been 3.30%.
5   Not Annualized.
6   Annualized.

                               TAX-EXEMPT FUND
             (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                      PERIOD
                                               1995                        YEARS ENDED OCTOBER 31,(1)                  ENDED
                                              RETAIL   ----------------------------------------------------------    OCTOBER 31,
                                              SHARES     1994      1993      1992      1991      1990      1989       1988(1,2)
                                             --------  -------   --------  --------  --------  --------  --------    -----------
Net Asset Value, Beginning
  of Period  . . . . . . . . . . . . . . .   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00    $   1.00
                                             --------  --------  --------  --------  --------  --------  --------    --------
Income from Investment Operations:
  Net Investment Income(3,4) . . . . . . .       0.03      0.02      0.02      0.03      0.04      0.05      0.06        0.02
  Net realized and unrealized gain
    (loss) on investments. . . . . . . . .         --        --        --        --        --        --        --          --
                                             --------  --------  --------  --------  --------  --------  --------    --------
      Total from Investment
        Operations . . . . . . . . . . . .       0.03      0.02      0.02      0.03      0.04      0.05      0.06        0.02
                                             --------  --------  --------  --------  --------  --------  --------    --------
Less Dividends:
  Dividends from net
    investment income. . . . . . . . . . .      (0.03)    (0.02)    (0.02)    (0.03)    (0.04)    (0.05)    (0.06)      (0.02)
  Dividends from net realized
    capital gains  . . . . . . . . . . . .         --        --        --        --        --        --        --          --
                                             --------  --------  --------  --------  --------  --------  --------    --------
      Total Dividends. . . . . . . . . . .      (0.03)    (0.02)    (0.02)    (0.03)    (0.04)    (0.05)    (0.06)      (0.02)
                                             --------  --------  --------  --------  --------  --------  --------    --------
Net increae (decrease) in net asset
  value . . . . . . . . . . . . . . . . . .        --        --        --        --        --        --        --          --
                                             --------   -------  --------  --------  --------  --------  --------    --------
Net Asset Value, End of Period . . . . . .   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00    $   1.00
                                             ========  ========  ========  ========  ========  ========  ========    ========
Total Return . . . . . . . . . . . . . . .       3.16%     2.24%     1.93%     2.71%     4.51%     5.51%     5.96% %     1.90%(5)
Ratios/Supplemental Data:
Net Assets, End of Period(000's) . . .  . .  $127,056  $271,050  $301,399  $223,173  $194,098  $119,377  $131,358    $ 41,319
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver . . . . . . . . .       3.12%     2.12%     1.92%     2.64%     4.37%     5.37%     5.82% %     5.42%(6)
  Operating expenses including
    reimbursement/waiver . . . . . . . . .       0.68%     0.58%     0.59%     0.57%     0.60%     0.60%     0.58% %     0.32%(6)
  Operating expenses including
    reimbursement/waiver . . . . . . . . .       0.71%     0.58%     0.59%     0.57%     0.60%     0.61%     0.61% %     0.72%(6)

---------------------
1    Prior to November 1, 1994, the Fund offered a single series of shares.
     As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
2    The Fund commenced operations on June 23, 1988.
3    Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the fiscal years ended October 31, 1990 and 1989 and the period ended October 31, 1988 was $0.05, $0.06 and $0.02, respectively.
4 Net investment income per share for Retail Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the fiscal year ended October 31, 1995 was $0.03.
5    Not Annualized.
6    Annualized.

     The Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund commenced operations on October 4, 1993 and October 5, 1993, respectively, as separate investment portfolios (the "Predecessor Connecticut Fund" and the "Predecessor Massachusetts Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, these Predecessor Funds were reorganized as new investment portfolios of Galaxy. Prior to the reorganization, the Predecessor Connecticut Fund offered and sold two series of shares of beneficial interest, Investment Shares and Trust Shares. The shareholders of both series received the same series of shares in the Connecticut Municipal Money Market Fund in connection with the reorganization. Unlike the Trust Shares, the Investment Shares of the Predecessor Connecticut Fund were similar to the Shares of the Connecticut Municipal Money Market Fund. Accordingly, the Trust Shares of the Predecessor Connecticut Fund have been excluded from the financial highlights. Prior to the reorganization, the Predecessor Massachusetts Fund offered and sold shares of beneficial interest that were similar to Shares of the Massachusetts Municipal Money Market Fund.

     The financial highlights presented below set forth certain information concerning the investment results of Investment Shares of the Predecessor Funds (the series that is similar to the Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information was audited by Price Waterhouse LLP, independent accountants for the Predecessor Funds, whose report thereon is contained in The Shawmut Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in The Shawmut Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds. Additional information about the performance of the Predecessor Funds is contained in The Shawmut Funds' Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

              PREDECESSOR CONNECTICUT MUNICIPAL MONEY MARKET FUND
          (FOR AN INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                    YEAR ENDED         YEAR ENDED         PERIOD ENDED
                                                                    OCTOBER 31,        OCTOBER 31,         OCTOBER 31,
                                                                        1995               1994                1993
                                                                    -----------        -----------        ------------
Net Asset Value, Beginning of Period ...........................      $  1.00             $  1.00             $  1.00
                                                                      -------             -------             -------
Income from Investment Operations
  Net investment income(2) .....................................         0.03                0.02                  --
  Net realized gain (loss) on investments ......................           --                  --                  --
                                                                      -------             -------             -------
        Total from Investment Operations(2): ...................         0.03                0.02                  --
                                                                      -------             -------             -------
Less Dividends:
  Dividends from net investment income(2) ......................        (0.03)              (0.02)                 --
  Dividends from net realized gains ............................           --                  --                  --
                                                                      -------             -------             -------
        Total Dividends(2): ....................................        (0.03)              (0.02)                 --
                                                                      -------             -------             -------
Net increase (decrease) in net asset value .....................           --                  --                  --
                                                                      -------             -------             -------
Net Asset Value, End of Period .................................      $  1.00             $  1.00             $  1.00
                                                                      =======             =======             =======
Total Return(3) ................................................         2.94%               1.83%               0.14%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's) ............................      $71,472             $80,663             $ 6,582
Ratios to average net assets:
     Net investment income including reimbursement/waiver ......         2.88%               1.99%               2.12%(5)
     Operating expenses including reimbursement/waiver .........         0.82%               0.78%               0.36%(5)
     Operating expenses excluding reimbursement/waiver .........         1.29%               1.50%               5.82%(5)

-----------------
1    The Fund commenced operations on October 4, 1993.
2    Represents less than $0.01 per share for year 1993.
3    Calculation does not include sales charge.
4    Not Annualized.
5    Annualized.

            PREDECESSOR MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
             (FOR A SHARE(1) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                    1995             1994            1993(2)
                                                 -----------      -----------     ------------
Net Asset Value, Beginning of Period ........      $1.00            $1.00             $1.00
                                                   -----            -----             -----
Income from Investment Operations
  Net investment income(3) ..................       0.03             0.02                --
  Net realized gain (loss) on investments ...         --               --                --
                                                   -----            -----             -----
     Total from Investment Operations:(3) ...       0.03             0.02                --
                                                   -----            -----             -----
Less Dividends:
  Dividends from net investment income(3) ...      (0.03)           (0.02)               --
  Dividends from net realized gains .........         --               --                --
                                                   -----            -----             -----
     Total Dividends:(2) ....................      (0.03)           (0.02)               --
                                                   -----            -----             -----
Net increase (decrease) in net asset value ..         --               --                --
                                                   -----            -----             -----
Net Asset Value, End of Period ..............      $1.00            $1.00             $1.00
                                                   =====            =====             =====
Total Return(3) .............................       3.21%            1.99%             0.12%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's) .........    $40,326          $31,516            $1,237
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver ...................       3.16%            2.00%             2.75%(5)
  Operating expenses including
     reimbursement/waiver ...................       0.57%            0.53%             0.11%(5)
  Operating expenses excluding
     reimbursement/waiver ...................       1.06%            1.21%            35.42%(5)

---------------
(1) The Fund sold its shares without class designation.
(2) The Fund commenced operations on October 5, 1993.
(3) Represents less than $0.01 per share for year 1993.
(4) Not Annualized.
(5) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

                                   IN GENERAL

     The Investment Adviser will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Fund," "Connecticut Municipal Money Market Fund" and "Massachusetts Municipal Money Market Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates.

                              QUALITY REQUIREMENTS

     Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, L.P. ("Fitch")) in the highest category for short-term debt securities, (ii) is rated by only one Rating Agency that has issued a rating in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating in one of such Rating Agency's two highest categories for short-term debt, or
(iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Money Market Funds one of the two highest, short-term rating categories. See "Investment Limitations" below.

     Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, the Investment Adviser will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, the Investment Adviser will generally treat Connecticut Municipal Securities or Massachusetts Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the two highest rating categories by a Rating Agency with respect to other bond issues. The Investment Adviser also considers other relevant information in its evaluation of unrated short-term securities.

                               MONEY MARKET FUND

     The Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by the Investment Adviser to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Money Market Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits, and bankers' acceptances); commercial paper (including variable and floating rate notes); obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

                                GOVERNMENT FUND

     The Government Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. These instruments have remaining maturities of one year or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Investments, Strategies and Risks" below.

                               U.S. TREASURY FUND

     The U.S. Treasury Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which generally will not be subject to state income tax by reason of current Federal law. Such instruments may include, but are not limited to, securities issued by the U.S. Treasury and by certain government agencies or instrumentalities such as the Federal Home Loan Banks, Federal Farm Credit Banks and the Student Loan Marketing Association. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

     Due to state income tax considerations, the Fund will not invest in other securities, such as repurchase agreements and reverse repurchase agreements, except under extraordinary circumstances such as when appropriate U.S. Government obligations are unavailable.

     Portfolio securities held by the Fund have remaining maturities of one year or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments as described under "Investments, Strategies and Risks--Money Market Instruments." For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

                                TAX-EXEMPT FUND

     The Tax-Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income tax as is consistent with stability of principal by investing substantially all of its assets in Municipal Securities that present minimal credit risk and meet the rating criteria described above under "Quality Requirements." The Fund is designed for investors in higher tax brackets who are seeking a relatively high amount of tax-free income with stability of principal and less price volatility than would normally be associated with intermediate-term and longer-term Municipal Securities.

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. However, the Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit, commercial paper, or bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; or (v) securities issued by other investment companies that invest in high quality, short-term Municipal Securities. For more information, including applicable quality requirements, see "Quality Requirements" above and "Investments, Strategies and Risks" below.

     In seeking to achieve its investment objective, the Tax-Exempt Fund may invest in "private activity bonds" (see "Investments, Strategies and Risks--Municipal Securities"), the interest on which may be subject to the Federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

                    CONNECTICUT MUNICIPAL MONEY MARKET FUND

     The Connecticut Municipal Money Market Fund's investment objective is to provide current income exempt from Federal regular income tax and the CSIT, consistent with stability of principal and liquidity. The Fund attempts to achieve this objective by investing in a portfolio of Connecticut Municipal Securities (as defined below) with remaining maturities of thirteen months or less at the time of purchase. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from Federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from Federal regular income tax.

     Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in debt obligations issued by or on behalf of the State of Connecticut and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the CSIT ("Connecticut Municipal Securities"). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than thirteen months without demand features); and tender option bonds. See "Investments, Strategies and Risks" below.

     From time to time on a temporary basis, when the Investment Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Connecticut municipal tax-exempt obligations or other taxable, temporary investments. All temporary investments will satisfy the same credit quality standards as Connecticut Municipal Securities. See "Quality Requirements" above. Temporary investments include: investments in other mutual funds; notes issued by or on behalf of municipal or corporate issuers; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to Federal regular income tax or the CSIT.

                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

     The Massachusetts Municipal Money Market Fund's investment objective is to provide current income exempt from Federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with stability of principal and liquidity. The Fund attempts to achieve this objective by investing in a portfolio of Massachusetts Municipal Securities (as defined below) with remaining maturities of thirteen months or less at the time of purchase. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets are invested in obligations the interest income from which is exempt from federal regular income tax.

     Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from Federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers. ("Massachusetts Municipal Securities"). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than thirteen months without demand features); and tender option bonds. See "Investments, Strategies and Risks" below.

     From time to time on a temporary basis, when the Investment Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Massachusetts municipal tax-exempt obligations or other taxable, temporary investments. All temporary investments will satisfy the same credit quality standards as Massachusetts Municipal Securities. See "Quality Requirements" above. For a description of the types of temporary investments permitted to be made by the Fund, see "Connecticut Municipal Money Market Fund" above. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to Federal regular income tax or the income taxes imposed by the Commonwealth of Massachusetts.

                       INVESTMENTS, STRATEGIES AND RISKS

                          U.S. GOVERNMENT OBLIGATIONS

     Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Retail Shares of the Funds.

                            MONEY MARKET INSTRUMENTS

     "Money Market" instruments include bank obligations and commercial paper.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

     Commercial paper may include variable and floating rate instruments, which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments acquired by the Government and U.S. Treasury Funds are similar in form, but, because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity. The Money Market Fund and each Tax-Exempt Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

                              MUNICIPAL SECURITIES

     Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control, and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

     The two principal classifications of Municipal Securities that may be held by the Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

     Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase.

     Certain Municipal Securities eligible for purchase by the Tax-Exempt Money Market Funds may have been credit enhanced by a guaranty, letter of credit, or insurance. The Investment Adviser typically evaluates the credit quality and ratings of credit enhanced Municipal Securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. The Funds will not treat credit enhanced Municipal Securities as having been issued by the credit enhancer for diversification purposes, unless a Fund has invested more than 10% of its assets in Municipal Securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the Municipal Securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership, or default of the credit enhancer may adversely affect the quality and marketability of the underlying Municipal Security. The Tax-Exempt Money Market Funds may have more than 25% of their respective total assets invested in Municipal Securities the credit for which has been enhanced by banks or insurance companies.

                              TENDER OPTION BONDS

     The Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership, or default of any of the parties to the tender option bond will adversely affect the quality and marketability of the security.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund, except the U.S. Treasury Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitations Nos. 5 and 8 under "Investment Limitations" below with respect to the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, and to the 10% limit described under "Investment Limitations" below with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. The Tax-Exempt Fund's investments in repurchase agreements will be, under normal market conditions, subject to such Fund's 20% overall limit on taxable obligations.

     The Money Market and Government Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agree-ing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

            SECURITIES LENDING -- MONEY MARKET AND GOVERNMENT FUNDS

     The Money Market and Government Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

              GUARANTEED INVESTMENT CONTRACTS -- MONEY MARKET FUND

     The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by United States insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                  ASSET-BACKED SECURITIES -- MONEY MARKET FUND

     The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements." See "Asset-Backed Securities" in the Statement of Additional Information.

         INVESTMENT COMPANY SECURITIES -- TAX-EXEMPT MONEY MARKET FUNDS

     The Tax-Exempt Money Market Funds may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities, that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.

         OTHER INVESTMENT POLICIES OF THE TAX-EXEMPT MONEY MARKET FUNDS

     Each of the Tax-Exempt Money Market Funds may purchase Municipal Securities on a "when-issued" basis. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may also purchase Municipal Securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

     In addition, each of the Tax-Exempt Money Market Funds may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit the Investment Adviser believes to be of high quality.

     Although the Tax-Exempt Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

     The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are non-diversified investment portfolios. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Funds, therefore, will entail greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

     CERTAIN INVESTMENT POLICIES OF THE U.S. TREASURY AND GOVERNMENT FUNDS

     The U.S. Treasury and Government Funds may purchase securities on a "when-issued" basis, as described under "Other Investment Policies of the Tax-Exempt Money Market Funds."

                          CONNECTICUT INVESTMENT RISKS

     Yields on Connecticut Municipal Securities that may be purchased by the Connecticut Municipal Money Market Fund depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size and maturity of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of Connecticut or its municipalities could impact the Fund's portfolio. The ability of the Connecticut Municipal Money Market Fund to achieve its investment objective also depends on the continuing ability of the issuers of Connecticut Municipal Securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due.

     Investing in Connecticut Municipal Securities which meet the Connecticut Municipal Money Market Fund's quality standards may not be possible if the State of Connecticut or its municipalities do not maintain their current credit ratings. An expanded discussion of the current economic risks associated with the purchase of Connecticut Municipal Securities is contained in the Statement of Additional Information.

     Fiscal stress is reflected in the State's economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since fiscal 1987-88, a cumulative general fund deficit for fiscal 1990-91 of over $965 million, and uncertainty concerning the solutions for these imbalances. Accumulated surpluses in a budget stabilization fund created in 1983 to protect against future deficit problems were exhausted in 1990. The lack of a contingency fund balance, combined with reduced revenue-raising flexibility in the near term, places additional constraints on managing these financial problems and any others that may arise. As a result of the recent recurring budgetary problems, Connecticut's general obligation bonds were downgraded by S&P from AA+ to AA in April 1990 and, in September 1991, to AA-; by Moody's from Aa1 to Aa in April 1990; and by Fitch from AA+ to AA in March 1995.

     Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                         MASSACHUSETTS INVESTMENT RISKS

     The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's Shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's Shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet it obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

                             INVESTMENT LIMITATIONS

     The following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the respective Statements of Additional Information under "Investment Objectives and Policies."

     The Money Market, Government, U.S. Treasury and Tax-Exempt Funds may not:

       1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each Fund, except the U.S. Treasury Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market and Government Funds may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

       2. Invest in obligations having remaining maturities in excess of one year, except that certain variable and floating rate instruments and securities subject to repurchase agreements may bear longer maturities (provided certain provisions are met).

       3. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to this limitation.

  In addition, the Tax-Exempt Fund may not:

       4. Borrow money or issue senior securities, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

       5. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

       6. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

  In addition, the Money Market, Government and U.S. Treasury Funds may not:

       7. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market and Government Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

       8. Invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

     In addition, the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may not:

       9. Borrow money directly or pledge securities except, under certain circumstances, each Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

     The following investment limitation with respect to the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval (shareholders will be notified before any material change in this limitation becomes effective):

       10. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds will not invest more than 5% of their respective total assets in industrial development bonds or other Municipal Securities when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

     The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may purchase restricted securities, which are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under Federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit their purchase, together with other securities considered to be illiquid, to 10% of its net assets.

     In addition to the foregoing limitations, the Money Market Fund may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by domestic banks or U.S. branches of foreign banks; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

     With respect to Investment Limitation No. 3 above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

     With respect to Investment Limitation No. 7 above, each of the Money Market and Government Funds intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

     If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

     Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and the respective Statements of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market mutual funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 3 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Subject to Investment Limitation No. 2 above, each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

     The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                               PRICING OF SHARES

     Net asset value per share of each Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day the Exchange is open. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares of a Fund by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

     The assets in each Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to a Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of each Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

                                  DISTRIBUTOR

     Shares in the Funds are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

                               PURCHASE OF SHARES

     The Distributor has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. Retail Shares may be purchased by Fleet Brokerage Securities Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Retail Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others ("Direct Investors"). Purchases may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail Shares of the Funds will be issued only in exchange for monetary consideration as described below.

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
                PURCHASE PROCEDURES -- CUSTOMERS OF INSTITUTIONS

     Purchase orders for Retail Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of Retail Shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                    PURCHASE PROCEDURES -- DIRECT INVESTORS

     Purchases by Mail. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

     The Galaxy Fund
     P.O. Box 15108
     4400 Computer Drive
     Westboro, MA 01581-5108

     All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at 1-800-628-0414.

     Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

     Purchases by Wire. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), Galaxy's transfer agent. Prior to making any purchase by wire, a Direct Investor must telephone the Distributor at 1-800-628-0413 to place an order and to obtain instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet Bank of Massachusetts, N.A.
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref:  The Galaxy Fund
           [Shareholder Name]
           [Shareholder Account Number]

     Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling the Distributor at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by the Distributor. Direct Investors making subsequent investments by wire should follow the instructions above.

                           OTHER PURCHASE INFORMATION

     Investment Minimums. Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 ($250 for spousal IRA accounts). There are no minimum investment requirements for Direct Investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

     Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and

Institutions is recorded on the books of Galaxy and share certificates will not be issued.

     Effective Time of Purchases. A purchase order for Retail Shares in a Fund received and accepted by the Distributor by 11:00 a.m. (Eastern Time) on a Business Day will be executed at the net asset value per share next determined after receipt of the order and will receive the dividend declared on the day of purchase if Galaxy's custodian receives the purchase price in federal funds or other immediately available funds by 11:00 a.m. (Eastern Time) that day. Purchase orders received after 11:00 a.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time) on a Business Day for which such funds have been received by 4:00 p.m. will be effective as of 4:00 p.m., and investors will begin receiving dividends the following day. Purchase orders made by Direct Investors are not effective until the amount to be invested has been converted to federal funds. In those cases in which a Direct Investor pays for Retail Shares by check, federal funds will generally become available two Business Days after a purchase order is received. In certain circumstances, Galaxy may not require that amounts invested by Institutions on behalf of their Customers be converted into federal funds. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

               REDEMPTION PROCEDURES -- CUSTOMERS OF INSTITUTIONS

     Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

     Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                   REDEMPTION PROCEDURES -- DIRECT INVESTORS

     Redemption by Mail. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

     The Galaxy Fund
     P.O. Box 15108
     4400 Computer Drive
     Westboro, MA 01581-5108

     A written redemption request must (i) state the number of Retail Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. The Distributor will not accept guarantees from notaries public. The Distributor may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Distributor receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within five Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at 1-800-628-0413.

     Redemption by Telephone. Direct Investors may redeem Retail Shares by calling (800) 628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. See "Redemption by Mail."

     Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing the Distributor by wire or telephone to wire redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. The Distributor charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Distributor.

     Direct Investors may request that Retail Shares be redeemed and redemption proceeds be wired on the same day if telephone redemption instructions are received by the Distributor by 11:00 a.m. (Eastern Time) on the day of redemption. Retail Shares

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
redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 11:00 a.m. (Eastern
Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Retail Shares by wire, Direct Investors should call the Distributor at (800) 628-0413.

     In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, Direct Investors are unable to effect telephone transactions, Direct Investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

     Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or the Distributor. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authenticity of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

     No redemption by a Direct Investor in any Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

     If any portion of the Retail Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until the Distributor is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

                          OTHER REDEMPTION INFORMATION

     Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her Retail Shares.

     Redemption orders are effected at the net asset value per share next determined after receipt of the order. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     Galaxy may redeem Retail Shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act. See the respective Statements of Additional Information under "Net Asset Value" or "Net Asset Value--Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds" for examples of when such redemptions might be appropriate.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

     Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail Shares of a Fund having a value of at least $100 for Retail Shares of any of the other Funds or portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. The minimum initial investment to establish a new account by exchange in another Fund offered by Galaxy or otherwise advised by Fleet or its affiliates, except for the Institutional Treasury Money Market Fund, is $2,500 unless, with respect to Direct Investors, at the time of the exchange the Direct Investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

     An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by

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
Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge. Unless an exception applies, a front-end sales charge will be charged in connection with exchanges of Retail Shares of a Fund for Retail A Shares of Galaxy's non-money market portfolios.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call the Distributor at 1-800-628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Institutional Treasury Money Market Fund, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds should request and review the prospectuses for these Funds prior to making an exchange (call 1-800-628-0414 for a prospectus). Telephone all exchanges to 1-800-628-0413. See "How to Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     Galaxy does not charge any exchange fee. Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

     For Federal income tax purposes, an exchange of Retail Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

     Retail Shares of the Funds, other than the Tax-Exempt Money Market Funds, are available for purchase in connection with the following tax-deferred prototype retirement plans:

     Individual Retirement Accounts ("IRAs") (including "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 ($250 for a spousal account).

     Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

     Multi-Employee Retirement Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

     Keogh Plans, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

     Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase and Redeem Shares - Other Purchase Information." Detailed information concerning eligibility, service fees and other matters related to these plans, and the form of application, is available from Galaxy's Distributor (call 1-800-628-0413) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities Corporation (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

     The Automatic Investment Program permits a Direct Investor to purchase Retail Shares (minimum of $50 per transaction) each month or each quarter. Provided a Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an

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
Automated Clearing House member may be so designated.

     The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service.

                           PAYROLL DEDUCTION PROGRAM

The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

     The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

     Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's Distributor (call 1-800-628-0413).

                                  CHECKWRITING

     Checkwriting is available for Direct Investors. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks a Direct Investor may write per month in an amount per check of $250 or more. To obtain checks, a Direct Investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, Direct Investors must contact the Distributor by telephone (1-800-628-0414) or mail to obtain a signature card. A signature guarantee may be required. A DIRECT INVESTOR WILL RECEIVE THE DAILY DIVIDENDS DECLARED ON THE RETAIL SHARES TO BE REDEEMED UP TO THE DAY THAT A CHECK IS PRESENTED TO THE CUSTODIAN FOR PAYMENT. Upon 30 days' written notice to Direct Investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

                             DIRECT DEPOSIT PROGRAM

     Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

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
                              INFORMATION SERVICES

     GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE--The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center just call 1-800-628-0414.

     VOICE RESPONSE SYSTEM--The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

     GALAXY SHAREHOLDER SERVICES--For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

     Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

     Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

     The Funds' yields reflect any fee waivers in effect, represent past performance and will vary. If fee waivers are in effect and fees are not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a Fund will be reinvested. An investment in any one of the Funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

                          DIVIDENDS AND DISTRIBUTIONS

     The net investment income of each Fund is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 11:00 a.m. pricing of shares on the day of declaration. A Fund's net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets attributable to Retail Shares, less amortization of premium on such assets and accrued expenses attributable to Retail Shares of the Fund. Dividends on each Share of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. None of the Funds expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

     Dividends are paid monthly within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of Retail Shares in a Fund. Institutions, unless they request otherwise, will automatically receive dividends and distributions in cash. Institutions may pay dividends to Customers in cash or reinvest such cash distributions in additional Retail Shares. Direct Investors will have the option as provided on the application of electing to (a) automatically receive dividends and distributions in additional Retail Shares of a Fund at the net asset value of such Retail Shares on the payment date or (b) receive dividends and distributions in cash. Any revocation of such election must be made in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

     In General. Each of the Funds qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves each Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Money Market, Government and U.S. Treasury Funds intend to distribute substantially all of their respective investment company taxable income and net tax-exempt income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Retail Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Because all of each Fund's net investment income is expected to be derived from earned interest, it is

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
anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The Tax-Exempt Money Market Funds. It is the policy of each Tax-Exempt Money Market Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the respective Statements of Additional Information under "Additional Information Concerning Taxes.")

     If a Tax-Exempt Money Market Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Dividends from a Tax-Exempt Money Market Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to Federal income tax, whether such dividends are paid in the form of cash or additional Retail Shares of the Fund.

                                STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for Federal income tax purposes will not be subject to the Connecticut personal income tax, on individuals, trusts and estates, to the extent that they are derived from Connecticut Municipal Securities. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions are not subject to the tax. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax.

     Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax by the State of Connecticut or its political subdivisions.

     Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities, or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

     The U.S. Treasury Fund is structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

                                 MISCELLANEOUS

     The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' respective Statements of Additional Information contain the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

     Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets at December 31, 1995 of $84.8 billion. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other portfolios of Galaxy: the Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

     Subject to the general supervision of Galaxy's Board of Trustees, Fleet manages the Funds, makes decisions with respect to and places orders for all purchases and sales of their portfolio securities and maintains related records.

     For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, .40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, .40% of the first $750,000,000 of average daily net assets of each Fund plus .35% of the average daily net assets of each Fund in excess of $750,000,000. Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratios, and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. Fleet has advised Galaxy that, with respect to the Money Market, Government and Tax-Exempt Funds, Fleet intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rates of .38%, .39%,
 .39% and .40% of the average daily net assets of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, respectively.

     The Predecessor Connecticut Municipal Money Market and Predecessor Massachusetts Municipal Money Market Funds bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., their former adviser, at the effective annual rates of
 .30% and .04%, respectively, of average daily net assets after fee waivers. Without fee waivers, each Predecessor Fund would have borne advisory fees at the annual rate of .50 of 1% of its average daily net assets.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

     Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Retail Shares of the Funds, but such banking laws and regulations do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their

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
services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect a Fund's net asset value per share or result in financial loss to any shareholder.

                                 ADMINISTRATOR

     First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

     FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to be paid fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Money Market, Government, Tax-Exempt and U.S. Treasury Funds paid FDISG administration fees at the effective rate of .088% of each Fund's average daily net assets.

     The Predecessor Connecticut Municipal Money Market and Predecessor Massachusetts Municipal Money Market Funds bore administration fees during their most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, their prior administrator, at the effective annual rates of .10% and .148%, respectively, of average daily net assets after fee waivers.

                      DESCRIPTION OF GALAXY AND ITS SHARES

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds and an unlimited number of shares in the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds as follows: Class A Shares (Retail A Shares) and Class A--Special Series 1 Shares (Trust Shares), both series representing interests in the Money Market Fund; Class B Shares (Retail A Shares) and Class B--Special Series 1 Shares (Trust Shares), both series representing interests in the Government Fund; Class E Shares (Retail A Shares) and Class E--Special Series 1 Shares (Trust Shares), both series representing interests in the Tax-Exempt Fund; Class F Shares (Retail A Shares) and Class F--Special Series 1 Shares (Trust Shares), both series representing interests in the U.S. Treasury Fund; Class V Shares, representing interests in the Connecticut Municipal Money Market Fund; and Class W Shares, representing interests in the Massachusetts Municipal Money Market Fund. Each Fund (other than the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

     Shares of each series in the Money Market, Government, U.S. Treasury and Tax-Exempt Funds bear their pro rata portion of all operating expenses paid by a particular Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

     Retail A Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds have certain exchange and other privileges which are not available with respect to Trust Shares. Trust Shares of these Funds are sold without any sales load.

     Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

     Galaxy has adopted a Shareholder Services Plan pursuant to which Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to such servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail Shares in consideration for payment of up to
 .25% (on an annualized basis) of the average daily net asset value of Retail Shares of a Fund beneficially owned by such Customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing Customers with information as to their positions in shares; providing sub-accounting with respect to shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Such services are intended to supplement the services provided by FDISG as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

     Although the Shareholder Services Plan has been approved with respect to Retail Shares of the Funds and Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, as of the date of this Prospectus, Galaxy intends to enter servicing agreements under these Shareholder Services Plans only with respect to Retail Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail Shares.

                  AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

     FDISG has entered into an agreement with Fleet Trust, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company will perform certain sub-account and administrative functions ("Sub-Account Services") on a per-account basis with respect to Trust Shares of the Money Market, Government and U.S. Treasury Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government and U.S. Treasury Funds to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the respective Statements of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

     Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their advisory and administrative services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

     From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The taxable money market Funds' performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The performance for Retail Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds will be calculated separately from the performance of the particular Fund's Trust Shares. Because of the shareholder servicing fees currently borne only by Retail Shares of these Funds, the net yields on a Fund's Retail Shares can generally be expected, at any given time, to be lower than the net yields on the Fund's Trust Shares.

     The yields of the Funds will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each of the Tax-Exempt Money Market Funds may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of a Fund's yield by a denominator consisting of one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

     In addition, the U.S. Treasury Fund may calculate a "state flow through yield" which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income which is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated income tax rate. For illustrative purposes, state flow through yields assume the payment of state income tax rates of 3%, 7% or 11%.

     The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by Institutions to accounts of Customers that have invested in Retail Shares of a Fund will not be included in calculations of yield.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding Shares" of either Galaxy or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  Quality Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  Money Mark Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  Government Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
  U.S. Treasury Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Tax-Exempt Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Connecticut Municipal Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . .       12
  Massachusetts Municipal Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . .       13
Investments, Strategies and Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Money Market Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Municipal Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Tender Option Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  Repurchase and Reverse Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . .       15
  Securities Lending-Money Market and
     Government Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Guaranteed Investment Contracts-
     Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Asset-Backed Securities-Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . .       16
  Investment Company Securities-Tax Exempt
     Money Market Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Other Investment Policies of the Tax-Exempt Money
     Market Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Certain Investment Policies of the U.S. Treasury and
     Government Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Connecticut Investment Risks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Massachusetts Investment Risks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
  Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
  Purchase Procedures - Customers of
     Institutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
  Purchase Procedures - Direct Investors  . . . . . . . . . . . . . . . . . . . . . . . . .       21
  Other Purchase Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
  Redemption Procedures - Customers of Institutions . . . . . . . . . . . . . . . . . . . .       22
  Redemption Procedures - Direct Investors  . . . . . . . . . . . . . . . . . . . . . . . .       22
  Other Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Investor Programs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
  Retirement Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  Automatic Investment Program and
     Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  Payroll Deduction Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
  College Investment Program  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
  Checkwriting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
  Direct Deposit Program  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Information Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  Galaxy Information Center-24 Hour
     Information Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  Voice Response System . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  Galaxy Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       28
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       31

===============================================================================

                                 THE GALAXY FUND

                       Statement of Additional Information

                                Money Market Fund

                                 Government Fund

                                 Tax-Exempt Fund

                               U.S. Treasury Fund

                Institutional Treasury Money Market Fund

                           February 29, 1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for (i) the Money Market, Government, Tax-Exempt, U.S. Treasury and Institutional Treasury Money Market Funds, each dated February 29, 1996 of The Galaxy Fund
("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc. d/b/a 440 Financial), 4400 Computer Drive, Westboro, Massachusetts 01581-5180 or by calling Galaxy at (800) 628-0414.

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
THE GALAXY FUND                                                              1

INVESTMENT OBJECTIVES AND POLICIES                                           1
 Variable and Floating Rate Obligations                                      1
 Bank Obligations                                                            1
 Asset-Backed Securities                                                     2
 Municipal Securities                                                        2
 When-Issued Securities                                                      5
 Stand-By Commitments                                                        5
 Repurchase Agreements; Reverse Repurchase Agreements;
  Loans of Portfolio Securities                                              6
 Government Securities                                                       6
 Portfolio Securities Generally                                              7
 Additional Investment Limitations                                           7

NET ASSET VALUE                                                              9

DIVIDENDS                                                                   10

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                              11

DESCRIPTION OF SHARES                                                       12

ADDITIONAL INFORMATION CONCERNING TAXES                                     14
  In General                                                                14
  Tax-Exempt Fund                                                           16
  State Taxation                                                            17

TRUSTEES AND OFFICERS                                                       17
  Shareholder and Trustee Liability                                         21

ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER
 AGENCY AGREEMENTS                                                          22
  Custodian and Transfer Agent                                              25

PORTFOLIO TRANSACTIONS                                                      25

SHAREHOLDER SERVICES PLAN                                                   27

EXPENSES                                                                    28

DISTRIBUTOR                                                                 29

AUDITORS                                                                    29

COUNSEL                                                                     30

PERFORMANCE AND YIELD INFORMATION                                           30

                                      -i-

                                                                         Page
                                                                         ____
MISCELLANEOUS                                                               31

FINANCIAL STATEMENTS                                                      FS-1

APPENDIX A                                                                 A-1

                                 THE GALAXY FUND

  The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-four investment portfolios.

  This Statement of Additional Information relates to five of those investment portfolios: the Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund and Institutional Treasury Money Market Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses.

                       INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

  The Funds may purchase variable and floating rate instruments as described in their Prospectuses. If such an instrument is not rated, the investment adviser to the Funds (Fleet Investment Advisors Inc. ("Fleet" or the "Investment Adviser")) must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

  Variable and floating rate obligations held by the Funds may have maturities of more than one year, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

  Variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.



BANK OBLIGATIONS

  For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

ASSET-BACKED SECURITIES

  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset- backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset- backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MUNICIPAL SECURITIES

  Municipal Securities acquired by the Tax-ExemptFund include debt obligations issued by governmental entities to
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
obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

  The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Tax-Exempt Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("Rating Agency"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings
Group ("S&P") and Fitch Investors Service, L.P. ("Fitch"), described in the Prospectuses for the Fund and in Appendix A hereto, represent such rating services' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax-Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

  The payment of principal and interest on most securities purchased by the Tax-Exempt Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Tax-Exempt Fund's Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending
                                      -3-
the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

  Among other instruments, the Tax-Exempt Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses for the Fund includingapplicable maturity restrictions.

  Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Fund and the liquidity and value of their respective portfolios. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.
                                      -4-

  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax- Exempt Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.



WHEN-ISSUED SECURITIES

  When a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase "when-issued" securities exceeded 25% of the value of its assets.

  When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of the Fund's portfolio, the maturity of "when- issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

  Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified securities at a specified price. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

  Although "stand-by commitments" are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized
                                      -5-
depreciation for the period during which the commitment is held by the Fund.

  The Tax-ExemptFund will enter into "stand-by commitments" only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Fund's Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

  The Tax-Exempt Fund will acquire "stand-by commitments" solely to facilitate liquidity and does not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" will be valued at zero in determining the Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF
PORTFOLIO SECURITIES

  All Funds, except the U.S. Treasury and Institutional Treasury Money Market Funds, may enter into repurchase agreements. The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

  All Funds, except the U.S. Treasury and Institutional Treasury Money Market Funds, may enter into reverse repurchase agreements. Whenever a Fund enters into reverse repurchase agreements, the Funds will place in segregated custodial accounts liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the accounts to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the other Funds would be invested in high quality, short-term "money market" instruments.

GOVERNMENT SECURITIES

  Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

  The U.S. Treasury and Institutional Treasury Money Market Funds will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.



PORTFOLIO SECURITIES GENERALLY

  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Board of Trustees or the Investment Adviser, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or the Investment Adviser may continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission.


ADDITIONAL INVESTMENT LIMITATIONS

 In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

  Each Fund may not:

  1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

  2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

  3. Purchase or sell real estate; except that each taxable Fund may purchase securities that are secured by real estate, and the Money MarketFund may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-ExemptFund may invest in Municipal Securities secured by real estate or interests therein; howeverthe Funds will not purchase or sell interests in real estate limited partnerships.

  4. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.

  5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

  6. Invest in companies for the purpose of exercising management or control.

  7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganizationor acquisition of assets;
     provided, however, that the Tax-Exemptand Institutional Treasury Money Market Funds may acquire such securities in accordance with the 1940 Act ; and provided, further, that the Institutional Treasury Money Market Fund may only invest up to 5% of its total assets in shares of other investment companies, which are registered under the 1940 Act and which invest only in securities that the Fund could acquire directly.

In addition to the above limitations:

  1. The Money Market Fund may not purchase any securities other than "money-market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

  2. The Government Fund may not purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

  3. The Tax-ExemptFund may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company
    (including its predecessors) with less than three years of continuous operation.

  4. The Fundsmay not purchase foreign securities, except that the Money MarketFund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks, or foreign branches of U.S. banks.

  The investment restrictions described below are not fundamental policies of Galaxy and may be changed by Galaxy's Board of Trustees. These non- fundamental investment policies require that:

  (A)the Funds may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; and

  (B) the Funds may not invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets or if, as a result, more than 2% of a Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

  In order to permit the sale of Fund shares in certain states, Galaxy may make other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses.

                                  NET ASSET VALUE

  Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 ("Rule 2a-7") promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

  The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than one year (397 days with respect to the Institutional Treasury Money Market Fund) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                                    DIVIDENDS

  As stated, Galaxy uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should Galaxy incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.

                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares of the Funds are sold on a continuous basis by 440-Financial Distributors, Inc. (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the respective Prospectuses, Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds, and shares of the Institutional Treasury Money Market Fund, are sold to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc. ("Fleet Group"), its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds may also be sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). In addition, Trust Shares in the Money Market, Government, Tax- Exempt and U.S. Treasury Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc.

  Galaxy has entered into servicing agreements with various financial institutions pursuant to which such institutions will agree with Galaxy to provide their Customers who are the beneficial owners of Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds with certain additional shareholder administrative services. Such services are described below under "Shareholder Services Plan."

  Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

  Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                              DESCRIPTION OF SHARES

  Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each representing interests in one of twenty-four separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Treasury Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds are offered under separate Prospectuses to different categories of investors.

  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund) , Trust Shares and Retail A Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund
                                     -12-
would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund involved in liquidation, based on the number of shares of the Fund held by each shareholder, except that currently a Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate, and not by class or series, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

  Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

  Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                      ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

  The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

  Each Fund is treated as a separate corporate entity under the Internal
Revenue Code of 1986, as amended (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year (the "90% distribution requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "90% gross income test"). The Treasury Department may, by regulation, exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

  A Fund will not be treated for a taxable year as a regulated investment company under the Code if 30% or more of the Fund's gross income for such year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Although proposed legislation would repeal the 30% test, it is unclear if or when such legislation would become effective.

  A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year.

Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

  Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000, and an effective marginal rate of 38% applies in the case of corporations having taxable income between $15,000,000 and $18,333,333).

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

TAX-EXEMPT FUND

  As stated in the Prospectuses for the Tax-ExemptFund, an investment in the Fund is not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed.
                                     -16-

  In order for the Tax-ExemptFund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

  Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be disallowed to the extent of the exempt dividends received with respect to the Shares.



STATE TAXATION

  Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                               TRUSTEES AND OFFICERS

  The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                 Positions         Principal Occupation
                                 with The          During Past 5 Years
Name and Address                 Galaxy Fund       and Other Affiliations
----------------                 -----------       -----------------------
Dwight E. Vicks, Jr.             Chairman &        President & Director,
Vicks Lithograph &               Trustee           Vicks Lithograph &
  Printing Corporation                             Printing Corporation
Commercial Drive                                   (book manufacturing and
P.O. Box 270                                       commercial printing);
Yorkville, NY 13495                                Director, Utica
Age 61                                             Fire Insurance
                                                   Company; Trustee, Savings
                                                   Bank of Utica; Director,
                                                   Monitor Life Insurance
                                                   Company; Director, Commercial
                                                   Travelers Mutual Insurance
                                                   Company; Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II.

John T. O'Neill 1                President,        Executive Vice President
Hasbro, Inc.                     Treasurer &       and CFO, Hasbro, Inc.
200 Narragansett                 Trustee           (toy and game
  Park Drive                                       manufacturer), since
Pawtucket, RI 02862                                1987; Trustee, The Galaxy
Age 54                                             VIP Fund; Trustee, Galaxy
                                                   Fund II; Managing Partner,
                                                   KPMG Peat Marwick (accounting
                                                   firm), 1986.

Louis DeThomasis                 Trustee           President, Saint Mary's
Saint Mary's College                               College of Minnesota;
  of Minnesota                                     Director, Bright Day
Winona, MN 55987                                   Travel, Inc.; Trustee,
Age 54                                             Religious Communities
                                                   Trust; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II.

                                 Positions         Principal Occupation
                                 with The          During Past 5 Years
Name and Address                 Galaxy Fund       and Other Affiliations
----------------                 -----------       -----------------------
Donald B. Miller                Trustee            Chairman, Horizon Media,
10725 Quail Covey Road                              Inc. (broadcast
Boynton Beach, FL 33436                            services);
Age 69                                             Director/Trustee,
                                                   Lexington Funds;
                                                   President and CEO, Media
                                                   General Broadcast
                                                   Services, Inc.
                                                   (1986 to 1989);
                                                   Chairman, Executive
                                                   Committee, Compton
                                                   International, Inc.
                                                   (advertising agency);
                                                   Trustee, Keuka
                                                   College; Trustee, The
                                                   Galaxy VIP Fund;
                                                   Trustee, Galaxy
                                                   Fund II.

James M. Seed                   Trustee            Chairman and President,
The Astra Ventures,                                The Astra Projects,
Inc.                                               Incorporated (land
One Citizens Plaza                                 development); President,
Providence, RI 02903                               The Astra Ventures,
Age 54                                             Incorporated (previously,
                                                   Buffinton Box Company
                                                   -manufacturer of cardboard
                                                   boxes); Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II; Commissioner, Rhode
                                                   Island Investment Commission.

Bradford S. Wellman 1           Trustee            Private Investor;
2468 Ohio Street                                   President, Ames &
Bangor, ME 04401                                   Wellman, from 1978
Age 64                                             to 1991; President,
                                                   Pingree Associates, Inc., from
                                                   1974 until 1990; Director,
                                                   Essex County Gas Company,
                                                   until January 1994; Director,
                                                   Maine Mutual Fire Insurance
                                                   Co.; Member, Maine Finance
                                                   Authority; Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy Fund
                                                   II.

                                 Positions         Principal Occupation
                                 with The          During Past 5 Years
Name and Address                 Galaxy Fund       and Other Affiliations
----------------                 -----------       -----------------------
W. Bruce McConnel, III          Secretary          Partner of the
Philadelphia National                              law firm Drinker
  Bank Building                                    Biddle & Reath,
1345 Chestnut Street                               Philadelphia,
Philadelphia, PA 19107                             Pennsylvania.
Age 52

Neil Forrest                     Vice              First Data Investor
First Data Investor            President           Services Group, Inc.
 Services Group, Inc.            and               (formerly, the Shareholder
4400 Computer Drive            Assistant           Services Group, Inc. d/b/a
Westboro, MA 01581             Treasurer           440 Financial)
Age 35                                             1992 to present.

Louis J. Russo                Assistant            Vice President, First
First Data Investor           Treasurer            Data Investor Services
  ServicesGroup, Inc.                              Group, Inc., (formerly, the
4400 Computer Drive                                Shareholder Services Group,
Westboro, MA 01581                                 Inc. d/b/a 440 Financial)
Age 37                                             1990 to present.


-----------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.


  Each trustee receives an annual aggregate fee of $23,000 for his services as a trustee to Galaxy , The Galaxy VIP Fund and Galaxy Fund II, plus an additional $1,500 for each in-person Galaxy Board meeting and $750 for each Galaxy Fund II Board meeting attended and is reimbursed for expenses incurred in attending meetings. Each trustee of Galaxy and The Galaxy VIP Fund also receives $500 for each telephone Board meeting attended. The Chairman of the Boards of Galaxy and The Galaxy VIP Fund are entitled to an additional annual aggregate fee in the amount of $3,000, and the President and Treasurer of Galaxy and The Galaxy VIP Fund is entitled to an additional annual aggregate fee of $2,000 for their services in these respective capacities. Beginning March 1, 1996, each trustee is also entitled to participate in the Galaxy, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Plans"). The Plans, which are substantially identical, provide that a trustee may defer all or a portion of the compensation earned from each of the Trusts to adeferred compensation account. Monies in the deferred compensation account will be invested according to investment options selected by the trustee. No employee of First Data Investor Services Group, Inc. , (formerly known as The Shareholder Services Group, Inc. d/b/a/ 440 Financial) (-FDISG+) receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates,serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

  The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.



                                             Pension or             Total
                                             Retirement      Compensation
                                               Benefits       from Galaxy
                          Aggregate          Accrued as          and Fund
Name of                Compensation        Part of Fund      Complex*Paid
Person/Position         from Galaxy            Expenses       to Trustees
Bradford S.                $19,500              None              $27,500
Wellman
Trustee
Dwight E.
Vicks, Jr.                 $22,900              None              $31,650
Chairman &
 Trustee
Donald B. Miller           $19,500              None              $27,500
Trustee
Rev. Louis
DeThomasis                 $19,500              None              $27,500
Trustee
John T. O'Neill            $21,750              None              $30,125
President, Treasurer
 & Trustee
James M. Seed              $19,500              None              $27,500
Trustee

-------------

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

  The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

  With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                          ADVISORY, ADMINISTRATION,
                CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

  Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

  For the services provided and expenses assumed by Fleet, Galaxy paid Fleet for the fiscal years ended October-31, 1993 and October-31, 1994 advisory fees of $2,623,210 and $2,680,260, respectively, with respect to the Money Market
Fund; and $2,683,341 and $2,595,929, respectively, with respect to the Government Fund. For the fiscal year ended October-31, 1995, Galaxy paid Fleet advisory fees (net of reimbursement and/or waivers) of $3,321,036 for the Money Market Fund and $3,551,367 for the Government Fund, respectively. For the same period, Fleet waived advisory fees of $142,311 and $63,124, with respect to the Money Market Fund and Government Fund, respectively.
                                     -22-

  For the fiscal years ended October-31, 1993 and October-31, 1994, Galaxy paid Fleet advisory fees of $931,210 and $1,082,702, respectively, with respect to the Tax-Exempt Fund; and $2,013,813 and $1,890,386, respectively, with respect to the U.S. Treasury Fund. For the fiscal year ended October-31, 1995 , Galaxy paid Fleet advisory fees (net of expense reimbursements) of $1,138,568 and $2,126,647 with respect to the Tax-Exempt Fund and U.S.
Treasury Fund, respectively. For the same period, Fleet reimbursed expenses in the amounts of $36,228 and $17,558 with respect to the Tax-Exempt Fund and U.S. Treasury Fund, respectively.

  For the period April-15, 1993 (commencement of operations) through October-31, 1993 and for the fiscal years ended October-31, 1994 and October 31, 1995, Fleet received advisory fees (net of reimbursement and/or waivers) of $-0-, $91,691 and $387,361, respectively, with respect to the Institutional Treasury Money Market Fund. For the same periods, Fleet waived advisory fees of $80,165, $317,212 and $387,360, respectively, with respect to the Institutional
Treasury Money Market Fund.

  The advisory agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1996, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

  Fleet Trust Company, an affiliate of the Investment Adviser, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Funds

(other than the Tax-Exempt Fund) held by defined contribution plans. Pursuant to an agreement between Fleet Trust Company and FDISG, Fleet Trust Company is paid $21.00 per year for each defined contribution plan participant account. As of October-31, 1995, there were approximately 13,537 defined contribution plan participant sub-accounts invested in Trust Shares of the Funds; thus it is expected that Fleet Trust Company will receive annually approximately $284,277 for sub-account services. FDISG bears this expense directly, and shareholders of Trust Shares of the Funds, except the Tax-Exempt Fund, bear this expense indirectly through fees paid to FDISG for transfer agency services.

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") serves as Galaxy's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the Securities and Exchange Commission, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

  Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, FDISG, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

  For the fiscal years ended October 31, 1993, October-31, 1994 and October 31, 1995, FDISG and/or its predecessors received administration fees of $501,580 , $567,866 and $763,921, respectively, with respect to the Money Market Fund; $512,792 , $544,223 and $799,533, respectively, with respect to the Government Fund; $177,960 , $227,241 and $257,052, respectively, with respect to the Tax-Exempt Fund; and $384,950 , $396,349 and $469,163, respectively, with respect to the U.S. Treasury Fund.

  For the period April-15, 1993 (commencement of operations) through October-31, 1993 and for the fiscal years ended October-31, 1994and October 31, 1995
FDISG and/or its predecessors received administration fees (net of waivers) of $0, $86,068 and $125,448, respectively, with respect to the Institutional Treasury Money Market Fund and waived administration fees of
                                     -24-

$49,358, $137,300 and $213,577, respectively, with respect to such Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets.The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

  FDISG also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                              PORTFOLIO TRANSACTIONS

  Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage
                                     -25-
commissions. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

  The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

  In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

  Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, the Investment Adviser, FDISG, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

  Galaxy is required to identify any securities of its "regular brokers or dealers" that the Company has acquired during its most recent fiscal year. At October 31, 1995, (a) the Money Market Fund held commercial paper of Morgan Stanley Group, Inc. in the amount of $34,600,300 and had entered into repurchase transactions with (i) Bear Stearns Securities Corp. in the amount of $100,000,000 to be repurchased on November-1, 1995 at $100,016,389; and (ii)
HSBC Securities in the amount of $928,566 to be repurchased on November-1, 1995 in the amount of $942,800; (b) the Government Fund had entered into repurchase transactions with (i) Bear Stearns Securities Corp. in the amount of $100,000,000 to be repurchased on November-1, 1995 at $100,016,389; and
(ii) HSBC Securities in the amount of $22,797,650 to be repurchased on November-1, 1995 in the amount of $22,801,418.

  Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet . When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.

                            SHAREHOLDER SERVICES PLAN

  As stated in the Prospectuses for each Fund, except the Institutional Treasury Money Market Fund, Galaxy may enter into agreements ("Shareholder Services Agreements") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for providing certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund (other than the Institutional Treasury Money Market Fund). As of October 31, 1995, Galaxy had entered into Shareholder Services Agreements only with Fleet Bank.

  Each Shareholder Services Agreement between Galaxy and a Service Organization relating to the Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

  For the fiscal year ended October-31, 1995, payments to Service
Organizations totaled $451,861, $269,314, $115,812 and $261,774 with respect to Retail A Shares of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, respectively.

  Galaxy's Shareholder Services Agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund other than the Institutional Treasury Money Market Fund. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Shareholder Services Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's Trustees, including a majority of the Trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

  The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                     EXPENSES

  If expenses borne by any Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Fleet and FDISG will reimburse Galaxy for any such excess in proportion to the fees payable to them with respect to each portfolio to the extent required by such regulations and up to the amount of the fees payable to them, provided, however, that to the extent required by such state regulations, Fleet and FDISG have agreed to effect such reimbursement regardless of the amount of fees payable to them. Any such reimbursement would be made no less frequently than the payment of fees to each organization. The most restrictive expense limitation currently in effect is:
2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an investment company. Such reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. The fees which the Service Organizations may charge to customers for services provided in connection with their investments in Galaxy are not covered by the state securities expense limitations described above.

                                   DISTRIBUTOR

  440 Financial Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as Galaxy's Distributor. On March 31, 1995, FDISG acquired all of the issued and outstanding stock of the Distributor. Prior to that time, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

  Unless otherwise terminated, the Distribution Agreement among Galaxy, the Distributor and its parent, FDISG, remain in effect until February 28, 1997, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                     AUDITORS

  Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for all portfolios of

Galaxy incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by Coopers & Lybrand L.L.P. for the periods included in their report thereon which appears therein.


                                     COUNSEL

  Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street,Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.



                            PERFORMANCE AND YIELD INFORMATION



 The standardized annualized seven-day yields for the Money Market, Government, Tax-Exempt, U.S. Treasury and Institutional Treasury Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

  The current yield for the Money Market, Government, Tax-Exempt, U.S. Treasury and
                                     -30-

Institutional Treasury Money Market Funds may be obtained by calling the Distributor at the telephone numbers provided on the cover page of the Prospectus. For the seven-day period ended October 31, 1995, the annualized yields for Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds were 4.94%, 4.94%, 3.03% and 4.74%, respectively, and the effective yields for Retail A Shares of such Funds for the same period were 5.06%, 5.06%, 3.08% and 4.85%, respectively. For the seven-day period ended October 31, 1995, the annualized and effective yields for the Institutional Treasury Money Market Fund were 5.25% and 5.39%, respectively.

  For the seven-day period ended October 31, 1995, the annualized yields for Trust Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds were 5.19%, 5.21%, 3.18% and 4.90%, respectively, and the effective yields of Trust Shares of such Fund were 5.32%, 5.34%, 3.23% and 5.02%, respectively.

  In addition, the Tax-Exempt Fund may calculate a "tax equivalent yield." The tax equivalent yield for the Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields assume the payment of federal income taxes at a rate of 31%. Based on the foregoing calculation, the tax equivalent yield of the Tax-Exempt Fund for the seven-day period ended October 31, 1995 for Retail A Shares was 4.39%.

  The tax-equivalent yield for Trust Shares of the Tax-Exempt Fund for the seven-day period ended October 31, 1995 was 4.61%.

  In addition, the U.S. Treasury Fund and Institutional Treasury Money Market Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "state flow through yield" refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "state flow through yield" is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate. For illustration purposes, state flow through yields assume the payment of state income taxes at the rates of 3%, 7% or 11%. Based on the foregoing calculation and assuming state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended October 31, 1995 for Retail A Shares of the U.S. Treasury Fund were 4.69%, 5.10% and 5.33%, respectively.

  The state flow through yields for the seven-day period ended October 31, 1995 were 5.41%, 5.65% and 5.90%, respectively, with respect to the Institutional Treasury Money Market Fund.


                                  MISCELLANEOUS

  As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of

Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail Shares of each of Galaxy+s investment portfolios were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, East Main, R.R. 25 Enterprise Center, Middletown, Rhode Island 02842 (15.10%); Joseph Dimenna, 1049 Fifth Avenue, Apartment P3, New York, New York 10028 (11.24%); Massachusetts Municipal Money Market Fund -- Olsen & Company, Attention: Corporate Actions of - 0503, One Federal Street, Boston, Massachusetts 02110-2003 (45.38%); Shawmut Bank, National Association,
Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street
- MSN 294, Hartford, Connecticut 06120 (7.37%); and Connecticut Municipal Money Market Fund -- Shawmut Bank, National Association, Attention:Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street - MSN 294, Hartford, Connecticut 06120 (57.55%); Olsen & Company, Attention: Corporate Actions of - 0530, One Federal Street, Boston, Massachusetts 02110 (26.89%); Short-Term Bond Fund -- Womat Leasing, MSN 217, Attention: Mark Roberts, One Corporate Center, Hartford, Connecticut 06103-3220 (10.15%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attention: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (43.60%); James R. McCulloch, c/o MICROFIBRE, P.O. Box 1208, Pawtucket, Rhode Island 02860 (8.01%).


  As of February 5, 1996, the name, address, and share ownership of the entities or person that held of record more than 5% of the outstanding Trust Shares of each of Galaxy+s investment portfolios were as follows: Money Market Fund -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (5.49%); Tax-Exempt Fund -- Fleet Bank, Rhode Island, Custodian for A Banko Inv., Attention: Ann Celander, 100 Westminster Street, Providence, Rhode Island 02903 (5.53%); Government Fund -- Brown University Non-Exp Fund RISLA A-Bill, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.11%); U.S. Treasury Fund -- Fleet National Bank of Massachusettes, Schmid, Inc., Debtor in Possession, c/o Robin Boweman, One Federal Street, Boston, Massachusetts, 02211 (6.35%); BIC Corporation Investment Management Accountant, Robert McDonald, BIC Corporation Investment Management Account, Attention: Robert McDonald, 500 BIC Drive Milford, Connecticut 06460 (5.54%); and Institutional Treasury Money Market Fund -- CAI Wireless Systems II, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (21.80%); AMS Escrow Account, Nortek Inc.,
Attention: Julia Quinn, c/o 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.19%); Massachusetts Municipal Money Market Fund -- Shawmut Bank, Connecticut,National Association, Co-Trustee Francelia Corbett, c/o Peter Vannie,Shawmut Bank, Connecticut, National Association, Hartford, Connecticut 06155 (7.88%); Growth and Income Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund - EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608 (8.91%); Fleet Financial Group, Inc., Employees Thrift Plan c/o Kenneth Weissman, 777 Main Street, Hartford, Connecticut 06115 (19.13%); Small Cap Value -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (16.11%); Shawmut Bank, National Association, Rogers Corporation as Trustee, Attention: James Delucia, Shawmut Bank, Connecticut, 157 Church Street, P.O. Box 1909, New Haven, Connecticut 06509 (5.75%); Shawmut Bank, Connecticut, as Trustee, SNC Employees Retirement Plan, c/o Thomas Botticelli, Shawmut Bank, Connecticut, 777 Main Street, Hartford, Connecticut 06115-2001 (31.81%);. High Quality Bond Fund -- Fleet Saving Plus Plan, Fleet Financial Group Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (14.41%); Corporate Bond Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund -- EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608, (9.23%); BNE Unified Retirement Trust, Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (18.82%); Connecticut Municipal Bond Fund -- Shawmut Bank, Connecticut, as Agent for Florence Roberts, c/o Anna Maria Simonelli, 777 Main Street, Hartford, Connecticut 06115-2001 (7.96%); Robert M. Ross, Jr. c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.13%); Ruthan Wein, 18 Timberland Drive, Farmington, Connecticut 06032 (7.83%); Massachusetts Municipal Bond Fund -- Joseph S. Teller, 8 Kilsyth Terrace, #21, Brighton, Massachusetts 02146 (6.02%); Phillip H. Tobey c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.18%); Rhode Island Municipal Bond -- Vera J. Clark, 175 East Avenue, Westerly, Rhode Island 02811 (7.19%); Tax-Exempt Bond Fund -- Nusco Retiree Health, P.O. Box 270 Hartford, Connecticut 06141 (15.49%); Equity Value Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (7.15%); Equity Growth Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (16.97%); International Equity Fund -- Fleet Financial Group Inc., FFG Retirement & Pension Equity, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.41%); Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (6.80%); Asset Allocation Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Rhode Island 02903 (32.94%); Edward & Angels 401K, 2700 Hospital Trust Tower, Providence, Rhode Island 02903 (12.15%); and Small Company Equity Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (15.45%); BNE Unified Retirement Trust,
Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (8.26%).



                               FINANCIAL STATEMENTS

  Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Reports for the fiscal year ended October-31, 1995 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
                                     -32-

                                     APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

  The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, L.P. ("Fitch"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").

Corporate and Tax-Exempt Bond Ratings

  The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The four highest ratings of Fitch for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year, which is issued by bank holding companies and their principal banking subsidiaries. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB currently have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.

Corporate and Tax-Exempt Commercial Paper Ratings

  The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

  Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations are rated B if there is an uncertainty as to the capacity to ensure timely repayment.

  Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

Tax-Exempt Note Ratings

  A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

  Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the

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

differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  Fitch uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                               THE GALAXY FUND


                     STATEMENT OF ADDITIONAL INFORMATION

                   Connecticut Municipal Money Market Fund

                  Massachusetts Municipal Money Market Fund

                            Growth and Income Fund

                             Small Cap Value Fund

                              February 29, 1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectuses (the "Prospectuses") for the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds of The Galaxy Fund ("Galaxy"), each dated February 29, 1996, as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at
(800) 628-0414. Capitalized terms used herein but not otherwise defined have the same meanings as in the Prospectuses.

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
THE GALAXY FUND                                                     1
INVESTMENT OBJECTIVES AND POLICIES                                  1
  Acceptable Investments - Money Market Funds                       1
  Types of Acceptable Investments - Money Market Funds              2
  Types of Investments - Equity Funds                               2
  Money Market Instruments                                          3
  U.S. Government Obligations                                       3
  When-Issued Securities and Delayed Settlement
   Transactions                                                     4
  Stand-By Commitments                                              4
  Munipreferred Securities                                          5
  Variable Rate Demand Notes                                        5
  Temporary Investments                                             5
  Restricted and Illiquid Securities                                6
  Repurchase Agreements, Reverse Repurchase Agreements and
    Lending of Portfolio Securities                                 7
  Derivative Securities                                             8
  Portfolio Securities Generally                                   11
  Portfolio Turnover                                               11
  Special Considerations Relating to Connecticut
    Municipal Securities                                           12
  Additional Investment Limitations                                13

NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
  MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS                       18

DIVIDENDS - MONEY MARKET FUNDS                                     19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                     20

DESCRIPTION OF SHARES                                              21

ADDITIONAL INFORMATION CONCERNING TAXES                            24
  In General                                                       24
  Connecticut Municipal Money Market and Massachusetts
    Municipal Money Market Funds                                   27
  Growth and Income and Small Cap Value Funds                      27
  Taxation of Certain Financial Instruments                        27
  State Taxation                                                   29
    Connecticut State Income Tax                                   29
    Massachusetts State Income Tax                                 30


TRUSTEES AND OFFICERS                                              31
  Shareholder and Trustee Liability                                34

ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS 35
  Custodian and Transfer Agent                                     38

                                        -i-

PORTFOLIO TRANSACTIONS                                                   39

SHAREHOLDER SERVICES PLAN                                                41

DISTRIBUTION AND SERVICES PLAN                                           42

EXPENSES                                                                 43

DISTRIBUTOR                                                              43

AUDITORS                                                                 44

COUNSEL                                                                  44

PERFORMANCE AND YIELD INFORMATION                                        44
  Yield Quotations -- Connecticut Municipal Money Market
    and Massachusetts Municipal Money Market Funds                       44

  Tax-Equivalency Tables - Connecticut Municipal Money Market
    and Massachusetts Municipal Money Market Funds                       45

  Yield and Performance of the Growth and
    Income and Small Cap Value Funds                                     48

MISCELLANEOUS                                                            52
FINANCIAL STATEMENTS                                                     53
APPENDIX A                                                              A-1
APPENDIX B                                                              B-1

                                  THE GALAXY FUND

  The Galaxy Fund ("Galaxy") is an open-end management company currently offering shares of beneficial interest in twenty-four investment portfolios: the Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Treasury Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund, High Quality Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund and Small Cap Value Fund. This Statement of Additional Information provides additional investment information with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, the "Money Market Funds"), and with respect to the Growth and Income Fund and Small Cap Value Fund (collectively, the "Equity Funds") (the Money Market Funds and Equity Funds are referred to herein collectively as the "Funds") and should be read in conjunction with the current Prospectuses for the Funds.

  The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds commenced operations on October-4, 1993, October-5, 1993, December-14, 1992 and December-14, 1992, respectively, as separate investment portfolios (the "Predecessor Connecticut Municipal Money Market Fund," "Predecessor Massachusetts Municipal Money Market Fund," "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.

                          INVESTMENT OBJECTIVES AND POLICIES

ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

  The Connecticut Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of Connecticut and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and Connecticut state income tax imposed upon non-corporate taxpayers ("Connecticut Municipal Securities").

  The Massachusetts Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and income taxes imposed by the Commonwealth of Massachusetts imposed upon non-corporate taxpayers ("Massachusetts Municipal Securities").

  From time to time, such as when suitable municipal securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the Money Market Fund's yield.

TYPES OF ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

  Examples of municipal securities are:

  *  municipal notes and commercial paper;

  * general obligation serial bonds sold with differing maturity dates;

  *  refunded municipal bonds; and

  *  all revenue bonds, including industrial development bonds.

TYPES OF INVESTMENTS - EQUITY FUNDS

  The Growth and Income Fund invests principally in a professionally-managed and diversified portfolio of common stocks of companies with prospects for above average growth and dividends or of companies where significant fundamental changes are taking place. The Growth and Income Fund will seek to invest in equity securities of companies that are projected to show earnings growth superior to the Standard-& Poor's 500 Composite Stock Index. Although the Growth and Income Fund may invest in other securities and in money market instruments, it is the Growth and Income Fund's policy, under normal market conditions, to invest at least 65% of its assets in equity securities. The securities in which the Growth and Income Fund may invest include foreign securities, as described in the Prospectuses.

  The Small Cap Value Fund invests primarily in a diversified portfolio of equity securities of companies that have a market value capitalization of up to $1 billion to achieve long-term capital appreciation and current income. Under normal circumstances, the Small Cap Value Fund will invest at least 65% of its total assets in growth and income equity securities. In addition, the Small Cap Value Fund may invest as described below, and as described in the Prospectuses.

  The Equity Funds intend to limit their respective investments in foreign securities, which are not freely traded on United States securities exchanges or the over-the-counter market in the form of depository receipts, to no more than 5% of their respective total assets.

MONEY MARKET INSTRUMENTS

  The Equity Funds may invest in the following money market instruments:

  * instruments of domestic banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and

  * prime commercial paper (rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, L.P.)

U.S. GOVERNMENT OBLIGATIONS

  The types of U.S. Government obligations in which the Equity Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

  *  the full faith and credit of the U.S. Treasury;

  * the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  * the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

  * the credit of the agency or instrumentality issuing the obligations.

  Examples of agencies instrumentalities that are permissible investments and may not always receive financial support from the U.S Government are:

  *  Federal Farm Credit Banks;

  *  Federal Home Loan Banks;

  *  Federal National Mortgage Association;

  *  Student Loan Marketing Association; and

  *  Federal Home Loan Mortgage Corporation.

WHEN-ISSUED SECURITIES AND DELAYED SETTLEMENT TRANSACTIONS

  When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

  When a Fund engages in "when-issued" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

  Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified securities at a specified price. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

  Although "stand-by commitments" are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities that are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

  The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds will enter into "stand-by commitments" only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Fund's Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

  The Money Market Funds will acquire "stand-by commitments" solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" will be valued at zero in determining a Fund's net asset value.

MUNIPREFERRED SECURITIES

  The Money Market Funds may purchase interests in municipal securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Money Market Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.



VARIABLE RATE DEMAND NOTES

  Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interest or a guarantor of either issuer.



TEMPORARY INVESTMENTS

  The Money Market Funds may also invest in high quality temporary investments during times of unusual market conditions for defensive purposes.

  From time to time, such as when suitable municipal statements are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of the Money Market Funds assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the Funds' respective yields.

RESTRICTED AND ILLIQUID SECURITIES

  The Equity Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Equity Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Equity Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Equity Funds believe that
Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Equity Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including
Section 4(2) commercial paper (as determined by the Equity Funds' Investment Adviser), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Equity Funds do not intend to subject such paper to the limitation applicable to restricted securities.

  The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Equity Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Board of Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

  *  the frequency of trades and quotes for the security;

  * the number of dealers willing to purchase or sell the security and the number of other potential buyers;

  *  dealer undertakings to make a market in the security; and

  *  the nature of the security and the nature of the marketplace trades.

Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds expect that less than 5% of their respective net assets will be invested in Rule 144A securities during the current fiscal year.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND LENDING
OF PORTFOLIO SECURITIES

  Each Fund may enter into repurchase agreements, which are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund requires its custodian to take possession of the securities subject to repurchase agreements and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' Investment Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

  The Equity Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

  When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

  The collateral received when the Equity Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Funds or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

DERIVATIVE SECURITIES

  PUT AND CALL OPTIONS

  An Equity Fund may purchase and sell put options on its portfolio securities as described in the Prospectuses.

  STOCK INDEX FUTURES AND OPTIONS

  The Equity Funds may utilize stock index futures contracts and options on stocks, stock indices, and stock index futures contracts for the purposes of managing cash flows into and out of a Fund's portfolio and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

  As a means of reducing fluctuations in the net asset value of shares of the Equity Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Funds the right to make delivery of stock at a specified price, a put option on a stock index gives the Funds, as holders, the right to receive an amount of cash upon exercise of the option.

  The Equity Funds may also write covered call options. As the writer of a call option, the Funds have the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

  An Equity Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

  In general, option contracts are closed out prior to their expiration. An Equity Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or U.S. government securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

  An Equity Fund will not enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, an Equity Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, an Equity Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

  INDEXED SECURITIES

  The Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short--to intermediate-term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

  SWAP AGREEMENTS

  As one way of managing their exposure to different types of investments, the Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer or an interest rate cap rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

  Swap agreements will tend to shift the Equity Funds' investment exposure from one type of investment to another. For example, if an Equity Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Equity Fund's investments and its share price and yield.

  Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Equity Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Equity Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Because the Equity Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. An Equity Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by an Equity Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Equity Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Equity Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

  Subsequent to its purchase by a Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Investment Adviser, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or the Investment Adviser may continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission.

PORTFOLIO TURNOVER

  A Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

  The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

  Investors should be aware that manufacturing was historically the most important economic activity within Connecticut but, in terms of number or persons employed, has steadily declined in the last ten years. Defense-related business has typically represented a relatively high proportion of the manufacturing sector, with defense awards to Connecticut traditionally being among the highest in the nation on a per capita basis; reductions in defense spending now underway threaten to have a substantial and permanent adverse impact on Connecticut's economy. While unemployment in Connecticut as a whole has generally remained below the national level, certain geographic areas in the State have been affected by high unemployment and poverty.

  The State derives over 70 percent of its revenues from taxes imposed by it. The two major taxes have been the sales and use tax and the corporation business tax, each of which is sensitive to changes in the level of economic activity in Connecticut. Because of several consecutive annual operating deficits in the State's general fund, Connecticut's first general income tax was enacted in 1991 and has now superseded them in importance.

  The tax revenues of Connecticut municipalities are derived only from ad valorem taxes on real and tangible personal property. Problems inherent with these taxes impose practical limitations on the ability of Connecticut municipalities to raise additional tax revenues. The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

ADDITIONAL INVESTMENT LIMITATIONS

  In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses):

1. No Fund may sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for clearance of transactions, in the case of a Money Market Fund, or the clearance of purchases and sales of portfolio securities, in the cash of an Equity Fund. A deposit or payment by an Equity Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. No Fund may issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Equity Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

3. No Fund may mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of an Equity Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

4. No Fund may purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

5. No Fund may purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that an Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

6. No Fund may underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

7. No Fund may lend any of its assets except that a Money Market Fund may acquire publicly or non-publicly issued Connecticut or Massachusetts Municipal Securities (as defined in their Prospectuses) or temporary investments or enter into repurchase agreements, in accordance with their respective investment objectives, policies, limitations and the Trust's Declaration of Trust; and except that an Equity Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent an Equity Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or the Trust's Declaration of Trust.

8. With respect to at least 50% of its total assets, a Money Market Fund will invest no more than 5% of its total assets in the securities of a single issuer and no more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenue of a nongovernmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

9. With respect to securities comprising 75% of the value of its total assets, no Equity Fund will purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. An Equity Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

10. No Money Market Fund may purchase securities, if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, a Money Market Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or instruments secured by these money market instruments and repurchase agreements.

11. No Equity Fund will invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, an Equity Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

12. No Money Market Fund will invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

  The following limitations may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

13. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

The Money Market Funds will limit their respective investments in the securities of other investment companies to those of money market funds which are of comparable or better portfolio quality and have investment objectives and policies similar to their own. Rule 2a-7 under the 1940 Act requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in Rule 2a-7 under the 1940 Act. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Money Market Funds will meet these same criteria and will have investment policies consistent with Rule 2a-7 of the 1940 Act. Fleet will waive its investment advisory fee on assets invested by the Money Market Funds in open-end investment companies.

The Equity Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by an Equity Fund in shares of another investment company would be subject to such duplicate expenses.

14. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Investment Adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

15. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs orleases; except that the Equity Funds may purchase the securities of issuers which invest in or sponsor such programs.

16. No Money Market Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund's option.

17. No Equity Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

18. No Equity Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. No Equity Fund may write call options in excess of 5% of the value of its total assets.

19. No Equity Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

20. No Money Market Fund may invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

21. No Money Market Fund may invest more than 10%, and no Equity Fund will invest more than 15%, of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

22. No Equity Fund may invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under
Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

23. No Equity Fund may invest in companies for the purpose of exercising management or control.

24. No Equity Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

  For purposes of their respective policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

  The Predecessor Funds did not borrow money or pledge securities in excess of 5% of their respective net assets during the past fiscal year, and the Funds do not intend to borrow money in excess of 5% of the value of their respective net assets or invest more than 5% of their respective total assets in securities of foreign issuers during the next twelve months.

  In order to permit the sale of Fund shares in certain states, Galaxy may make other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses.


             NET ASSET VALUE -- CONNECTICUT MUNICIPAL MONEY MARKET AND
                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

  Galaxy uses the amortized cost method of valuation to value shares of the Money Market Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interestrates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

  The Money Market Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of these Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than thirteen months nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                        DIVIDENDS -- MONEY MARKET FUNDS

  As stated, Galaxy uses its best efforts to maintain the net asset value per share of each Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should Galaxy incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to these Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares of the Funds are sold on a continuous basis by 440-Financial Distributors, Inc. (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the respective Prospectuses, Shares of the Money Market Funds, Retail A Shares of the Equity Funds and Retail B Shares of the Growth and Income Fund are sold to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc. ("Fleet Group"), its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, Retail A Shares of the Equity Funds, Shares of the Money Market Funds and Retail B Shares of the Growth and Income Fund may also be sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). In addition, Trust Shares in the Equity Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc.

  Retail A Shares of the Equity Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. Retail B Shares of the Growth and Income Fund are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable Prospectuses.

  Retail A Shares of the Growth and Income and Small Cap Value Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exceptions as described in the applicable Prospectus. An illustration of the computation of the offering price per share of the Funds, using the value of each Predecessor Fund's net assets and number of outstanding securities at the close of business on October 31, 1995, is as follows:


                             Growth and                 Small Cap
                            Income Fund                Value Fund
                           ------------               ------------
Net Assets               $ 51,078,123              $ 27,545,997
Outstanding Shares          4,136,925                 2,173,105

Net Asset Value Per
Share                         $ 12.35                 $ 12.68

Sales Charge (3.75% of
the offering price)            $ 0.48                  $ 0.49

Offering to Public            $ 12.83                 $ 13.21

  Galaxy may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

  Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                              DESCRIPTION OF SHARES

  Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares and to classify or reclassify any unissued Shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of Shares, each representing interests in one of twenty-four separate investment portfolios: Money Market Fund,

Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Treasury Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund, High Quality Bond Fund, Tax-Exempt BondFund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund.

  As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Equity Funds and Bond Funds (plus a third series of shares, i.e. Retail B Shares, of the Tax-Exempt Bond Fund, Short-Term Bond Fund, High Quality Bond Fund, Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund and Growth and Income Fund) are offered under separate Prospectuses to different categories of investors.

  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, Shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of the Equity Funds and to all Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) and the Distribution and Services Plan for Retail B Shares of the Growth and Income Fund, Trust Shares, Retail A Shares and Retail B
Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Equity Fund's Retail A Shares (all Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan. The Growth and Income Fund's Retail B Shares would be solely responsible for the Fund's payments to the Distributor and to Service Organizations under the Distribution and Services Plan.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional Shares held, and will vote in the aggregate, and not by class or series, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy's outstanding Shares may elect all of the trustees, irrespective of the votes of other shareholders.

  Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding Shares of Galaxy entitled to vote.

  Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding Shares of any Fund to be redeemed at their net asset value or converted into Shares of another class of Galaxy's Shares at the net asset value. In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                      ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

  The following summarizes certain additional tax considerations generally affecting the Funds of Galaxy and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

  Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year (the "90% distribution requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "90% gross income test"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's businessof investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

  A Fund will not be treated for a taxable year as a regulated investment company under the Code if 30% or more of the Fund's gross income for such year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received upon exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described below under "Taxation of Certain Financial Instruments," the Internal Revenue Service (the "Service") has ruled in private letter rulings issued to other registered investment companies that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Although a private letter ruling is binding on the Service only with respect to the taxpayer receiving the ruling, it is anticipated that the Service would take the same position withrespect to the Funds. Increases and decreases in the value of a Fund's forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

  A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

  Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000, and an effective marginal rate of 38% applies in the case of corporations having taxable income between $15,000,000 and $18,333,333).

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL
MONEY MARKET FUNDS

  Shareholders are not required to pay the federal income tax on any dividends received from the Funds that represent net interest on tax-exempt municipal securities.

  In the case of a corporate shareholder, dividends of the Funds that represent interest on municipal securities may be subject to the 25% corporate alternative minimum tax. The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax 'adjusted current earning' over the taxpayer's alternative minimum taxable income as a tax preference item. Since 'earnings and profits' generally includes the full amount of any Fund's dividend, and alternative minimum taxable income does not include the portion of a Fund's dividend attributable to municipal securities that are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

  Dividends of any of the Funds representing net interest income on some temporary investments, and any realized net short-term gains are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains, regardless of the length of time the Fund shares have been held by the shareholder. These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

  Shareholders are subject to federal income tax on dividends received as cash or additional shares.

  Capital gains experienced by the Funds could result in an increase in dividends. Capital losses could result in a decrease in dividends.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

  Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the 90% distribution requirement, on the income or gain qualifying under the 90% gross income test and on their ability to comply with the 30% test described above.
                                       -28-

Generally, futures contracts and options on futures contracts held by the Equity Funds and certain foreign currency contracts entered into by the Equity Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts and related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also are applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of
Section 1256 of the Code including "the 40%-60% rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term, and no more than 40% of any net loss may be treated as short-term.

  A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into a arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by an Equity Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying shares may apply.

  Some of the non-U.S. dollar denominated investments that an Equity Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisitions of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency- related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Equity Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

  The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

  Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

CONNECTICUT STATE INCOME TAX

  As applied to Connecticut resident individuals, estates and trusts owning shares in the Connecticut Municipal Money Market Fund, the Connecticut State Income Tax taxes items of income derived from such shares in a variety of ways.

  Distributions that are tax-exempt interest dividends under the federal income tax are not subject to the Connecticut State Income Tax to the extent that such distributions are derived from interest on obligations issued by or on behalf of the State of Connecticut or its instrumentalities or by State municipalities ("Connecticut obligations"), or to the extent that such dividends are derived from interest on obligations, the income from which federal law forbids the state to tax. All other tax-exempt interest dividends distributed by the Connecticut Municipal Money Market Fund are subject to the Connecticut State Income Tax.

  Regarding proper treatment of distributions from the Connecticut Municipal Money Market Fund which are capital gains dividends for federal income tax purposes and which are derived from the sale or exchange of Connecticut obligations, shareholders should consult their local tax adviser.

  All other distributions from the Connecticut Municipal Money Market Fund are subject to the Connecticut State Income Tax.

  For purposes of the Connecticut State Income Tax, a shareholder's Connecticut tax basis in the shares of the Connecticut Municipal Money Market Fund will be the federal adjusted tax basis of such shareholder, and any gain realized for federal income tax purposes on the disposition of shares in the Connecticut Municipal Money Market Fund will constitute taxable gain for purposes of the Connecticut State Income Tax.

  The Connecticut corporation business tax is imposed on corporations and certain other entities. Distributions from the Connecticut Municipal Money Market Fund to a shareholder subject to the Connecticut corporation business tax are not eligible for the dividends received deduction under the Connecticut corporation business tax and therefore are included in the taxable income of a taxpayer to the extent such distributions are treated as either exempt-interest dividends or capital gains dividends for federal income tax purposes. The Connecticut Department of Revenue Services has issued a letter ruling which has the effect of treating all other distributions from the Connecticut Municipal Money Market Fund as eligible for the Connecticut corporation business tax dividends received deduction. Any gain realized for federal income tax purposes on the disposition of shares in the Connecticut Municipal Money Market Fund is includable in the gross income of a shareholder subject to the Connecticut corporation business tax.

MASSACHUSETTS STATE INCOME TAX

  Individual shareholders of the Massachusetts Municipal Money Market Fund who are subject to Massachusetts income taxation will not be required to pay Massachusetts income tax on that portion of their dividends which is attributable to interest earned on Massachusetts tax-free municipal obligations, gain from the sale of certain of such obligations, interest earned on obligations of the Untied States and interest earned on obligations of United States territories or possessions to the extent interest on such obligations is exempt from taxation by the state pursuant to federal law. All remaining dividends will be subject to Massachusetts income tax.

  If a shareholder of the Massachusetts Municipal Money Market Fund is a Massachusetts business corporation or any foreign business corporation that exercises its charter, qualifies to do business, actually does business or owns or uses any part of its capital, plant or other property in Massachusetts, then it will be subject to Massachusetts excise taxation either as a tangible property corporation or as an intangible property corporation. If the corporate shareholder is tangible property corporation, it will be taxed upon its net income allocated to Massachusetts and the value of certain tangible property. If it is an intangible property corporation, it will be taxed upon its net income and net worth allocated to Massachusetts. Net income is gross income less allowable deductions for federal income tax purposes, subject to specified modifications. Dividends received from the Massachusetts Municipal Money Market Fund are includable in gross income and generally may not be deducted by a corporate shareholder in computing its net income. The corporation's shares in the Massachusetts Municipal Money Market Fund are not includable in the computation of the tangible property base of a tangible property corporation, but are includable in the computation of the net worth base of an intangible property corporation.

  Shares of Massachusetts Municipal Money Market Fund will be exempt from local property taxes in Massachusetts.


                              TRUSTEES AND OFFICERS

  The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                 Positions         Principal Occupation
                                 with The          During Past 5 Years
Name and Address                 Galaxy Fund       and Other Affiliations
----------------                 -----------       -----------------------
Dwight E. Vicks, Jr.             Chairman &        President & Director,
Vicks Lithograph &               Trustee           Vicks Lithograph &
  Printing Corporation                             Printing Corporation
Commercial Drive                                   (book manufacturing and
P.O. Box 270                                       commercial printing);
Yorkville, NY 13495                                Director, Utica
Age 61                                             Fire Insurance
                                                   Company; Trustee, Savings
                                                   Bank of Utica; Director,
                                                   Monitor Life Insurance
                                                   Company; Director, Commercial
                                                   Travelers Mutual Insurance
                                                   Company; Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II.

                                 Positions         Principal Occupation
                                 with The          During Past 5 Years
Name and Address                 Galaxy Fund       and Other Affiliations
----------------                 -----------       -----------------------
John T. O'Neill 1                President,        Executive Vice President
Hasbro, Inc.                     Treasurer &       and CFO, Hasbro, Inc.
200 Narragansett                 Trustee           (toy and game
  Park Drive                                       manufacturer), since
Pawtucket, RI 02862                                1987; Trustee, The Galaxy
Age 54                                             VIP Fund; Trustee, Galaxy
                                                   Fund II; Managing Partner,
                                                   KPMG Peat Marwick (accounting
                                                   firm), 1986.


Louis DeThomasis                 Trustee           President, Saint Mary's
Saint Mary's College                               College of Minnesota;
  of Minnesota                                     Director, Bright Day
Winona, MN 55987                                   Travel, Inc.; Trustee,
Age 54                                             Religious Communities
                                                   Trust; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II.

Donald B. Miller                Trustee            Chairman, Horizon Media,
10725 Quail Covey Road                              Inc. (broadcast
Boynton Beach, FL 33436                            services);
Age 69                                             Director/Trustee,
                                                   Lexington Funds;
                                                   President and CEO, Media
                                                   General Broadcast
                                                   Services, Inc.
                                                   (1986 to 1989);
                                                   Chairman, Executive
                                                   Committee, Compton
                                                   International, Inc.
                                                   (advertising agency);
                                                   Trustee, Keuka
                                                   College; Trustee, The
                                                   Galaxy VIP Fund;
                                                   Trustee, Galaxy
                                                   Fund II.

James M. Seed                 Trustee              Chairman and President,
The Astra Ventures,                                The Astra Projects,
  Inc.                                             Incorporated (land
One Citizens Plaza                                 development); President,
Providence, RI 02903                               The Astra Ventures,
Age 54                                             Incorporated (previously,
                                                   Buffinton Box Company
                                                   -manufacturer of cardboard
                                                   boxes); Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II; Commissioner, Rhode
                                                   Island Investment Commission.

                                 Positions         Principal Occupation
                                 with The          During Past 5 Years
Name and Address                 Galaxy Fund       and Other Affiliations
----------------                 -----------       -----------------------
Bradford S. Wellman 1        Trustee              Private Investor;
2468 Ohio Street                                  President, Ames &
Bangor, ME 04401                                  Wellman, from 1978
Age 64                                            to 1991; President,
                                                  Pingree Associates,
                                                  Inc., from 1974 until
                                                  1990; Director,
                                  Essex County


                                                  Gas Company, until January
                                                  1994; Director, Maine Mutual
                                                  Fire Insurance Co.; Member,
                                                  Maine Finance Authority;
                                                  Trustee, The Galaxy VIP Fund;
                                                  Trustee, Galaxy Fund II.

W. Bruce McConnel, III          Secretary         Partner of the
Philadelphia National                             law firm Drinker
  Bank Building                                   Biddle & Reath,
1345 Chestnut Street                              Philadelphia,
Philadelphia, PA 19107                            Pennsylvania.
Age 52

Neil Forrest                   Vice              Vice President
First Data Investor          President         Investment Marketing and
 Services Group, Inc.          and               Strategic Planning,
4400 Computer Drive          Assistant         Manufacturers and Traders
Westboro, MA 01581-5108      Treasurer         Trust Co. (1990-1992);
Age 35                                         First Data Investor
                                                 Services Group, Inc.
                                                 (1992 to present).

Louis Russo                 Assistant          Vice President, First
First Data Investor         Treasurer          Data Investor Services
Services Group, Inc.                           Group, Inc., since 1990;
4400 Computer Drive                              Director, Funds Accounting,
Westboro, MA 01581-5108                          Fidelity Investments from
Age 37                                           1988 to 1990.

--------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

  Each trustee receives an annual aggregate fee of $23,000 for his services as a trustee to Galaxy , The Galaxy VIP Fund and Galaxy Fund II, plus an additional $1,500 for each in-person Galaxy Board meeting attended and $750 for each Galaxy Fund II Board meeting attended and is reimbursed for expenses incurred in attending meetings. Each trustee of Galaxy and The Galaxy VIP Fund also receives $500 for each telephone Board meeting attended. The Chairman of the Boards of Galaxy and The Galaxy VIP Fund are entitled to an additional aggregate annual fee in the amount of $3,000, and the President and Treasurer is entitled to an additional annual aggregate fee of $2,000, for their services in these respective capacities. Beginning March 1, 1996 each trustee is also entitled to participate in the Galaxy, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Plans"). The Plans, which are substantially identical, provide that a trustee may defer all or a portion of the compensation earned from each of the Trusts to a deferred compensation account. Monies in the deferred compensation account will be invested according to investment options selected by the trustee. No employee of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

  The following chart provides certain information about the fees received by Galaxy's trustees for the fiscal year ended October-31, 1995:

                                                    Pension or
                                                    Retirement                  Total
                                                      Benefits           Compensation
                                                    Accrued as            from Galaxy
                                Aggregate              Part of               and Fund
Name of                      Compensation                 Fund           Complex*Paid
Person/Position               from Galaxy             Expenses            to Trustees
---------------             -------------           -----------          -------------

Bradford S. Wellman          $19,500                None                $27,500
Trustee
Dwight E. Vicks, Jr.         $22,900                None                $31,650
Chairman & Trustee
Donald B. Miller             $19,500                None                $27,500
Trustee
Rev. Louis DeThomasis        $19,500                None                $27,500
Trustee
John T. O'Neill              $21,750                None                $30,125
President, Treasurer
  & Trustee
James M. Seed                $19,500                None                $27,500
Trustee

-------------

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder
                                       -36-
liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

  The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

  With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                   ADVISORY, ADMINISTRATION, CUSTODIAN AND
                          TRANSFER AGENCY AGREEMENTS

  Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

  For the fiscal year ended October 31, 1995, Shawmut Bank, N.A. ("Shawmut"), the investment adviser for the Predecessor Funds, earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $544,556, of which $177,977 was voluntarily waived and $35,932 was reimbursed in expenses; Predecessor Massachusetts Municipal Money Market Fund, $168,602, of which $108,318 was voluntarily waived and $46,320 was reimbursed in expenses; Predecessor Growth and Income Fund, $2,067,505, of which $365,382 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,304,952, of which $304,915 was voluntarily waived.

  For the fiscal year ended October 31, 1994, Shawmut earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $305,260, of which $50,074 was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $136,636 of which $20,737 was voluntarily waived; Predecessor Growth and Income Fund, $1,720,866, of which $344,173 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,180,502, of which $295,126 was voluntarily waived.

  For the period from October 4, 1993 (date of initial public investment) to October 31, 1993, Shawmut earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $1,104, all of which was voluntarily waived. For the period from October-5, 1993 (date of the initial public investment) to October 31, 1993, Shawmut earned the following in advisory fees:
Predecessor Massachusetts Municipal Money Market Fund, $134, all of which was voluntarily waived. For the period from December 14, 1992 (date of initial public investment) to October 31, 1993, Shawmut earned the following advisory fees: Predecessor Growth and Income Fund, $1,191,845, of which $319,550 was voluntarily waived; and Predecessor Small Cap Value Fund, $817,430, of which $230,774 was voluntarily waived.

  In addition, Shawmut reimbursed other operating expenses for the period ended October 31, 1993 and for the fiscal year ended October 31, 1994, for the following Predecessor Funds: Predecessor Connecticut Municipal Money Market Fund, $10,084 and $222,800, respectively, and Massachusetts Municipal Money Market Fund, $9,261 and $149,809, respectively.

  Fleet Trust Company, an affiliate of the Investment Adviser, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Equity Funds held by defined contribution plans. Pursuant to an agreement between Fleet Trust Company and FDISG, Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Equity Funds held by defined contribution plans. For the performance of such Sub- Account Services, Fleet Trust Company is paid $21 per year for each defined contribution plan participant account. Sub-Account Services include maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account, and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and material Fund communications. FDISG bears this expense directly, and shareholders of Trust Shares of the Equity Funds bear this expense indirectly through fees paid to FDISG for transfer agency services.

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the Securities and Exchange Commission, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records and generally assists in all aspects of Galaxy's operations.

  Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, 440 Financial, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

  For the fiscal year ended October 31, 1995, Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, served as administrator of the Predecessor Funds and earned the following fees:
Predecessor Connecticut Municipal Money Market Fund, $109,347, none of which was voluntarily waived; Precedecessor Massachusetts Municipal Money Market Fund, $50,000, none of which was voluntarily waived; Predecessor Growth and Income Fund, $207,280, none of which was voluntarily waived; and Predecessor Small Cap Value Fund, $131,149, none of which was voluntarily waived.

  For the fiscal year ended October 31, 1994, Federated earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $77,039, of which $3,405 was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $50,000, none of which was voluntarily waived; Predecessor Growth and Income Fund, $184,829, none of which was voluntarily waived; and Predecessor Small Cap Value Fund, $126,698, none of which was voluntarily waived.

  For the period from October 4, 1993 (date of initial public investment) to October 31, 1993, Federated earned the following fees: Predecessor Connecticut Municipal Money Market Fund, $265, all of which was voluntarily waived. During the period from October 5, 1993 (date
                                       -39-
of initial public investment) to October 31, 1993, Federated earned the following fees: Predecessor Massachusetts Municipal Money Market Fund, $32, all of which was voluntarily waived. For the period from December 14, 1992 (date of initial public investment) to October 31, 1993, Federated earned the following administrative fees: Predecessor Growth and Income Fund, $149,519, none of which was voluntarily waived and Predecessor Small Cap Value Fund, $102,587, none of which was voluntarily waived.

  CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Equity Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

  Shawmut Bank, N.A., ("Shawmut") served as custodian to the Predecessor Funds and was entitled to receive a fee based upon a sliding scale ranging from a minimum of .011% to a maximum of .02% as a percentage of net Fund assets, plus certain transaction costs.

  For the fiscal year ended October 31, 1995, Shawmut, the former custodian to the Predecessor Funds, earned the following fees: Predecessor Connecticut Municipal Money Market Fund, $21,791, all of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $12,000, all of which was voluntarily waived; Predecessor Growth and Income Fund, $41,361, all of which was voluntarily waived; and Predecessor Small Cap Value Fund, $26,112, all of which was voluntarily waived.

  For the fiscal year ended October 31, 1994, Shawmut earned the following fees:
Predecessor Connecticut Municipal Money

Market Fund, $12,215, all of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $12,000, all of which was voluntarily waived; Predecessor Growth and Income Fund, $34,400, all of which was voluntarily waived; and Predecessor Small Cap Value Fund, $23,598, all of which was voluntarily waived. For the period from October 4, 1993 (date of initial public investment) to October 31, 1993, Shawmut earned the following fees: Predecessor Connecticut Municipal Money Market Fund, $44, all of which was voluntarily waived. During the period from October 5, 1993 (date of initial public investment) to October 31, 1993, Shawmut earned the following fees:
Predecessor Massachusetts Municipal Money Market Fund, $45, all of which was voluntarily waived. For the period from December 14, 1992 (date of initial public investment) to October 31, 1993, Shawmut earned the following fees:
Predecessor Growth and Income Fund, $10,719, none of which was voluntarily waived; Predecessor Small Cap Value Fund, $7,827, all of which was voluntarily waived.

  FDISG also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                              PORTFOLIO TRANSACTIONS

  Debt securities purchased or sold by the Money Market Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

  Transactions in equity securities on U.S. stock exchanges for the Equity Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with the dealers
                                       -41-
who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

  For the fiscal years ended October 31, 1995 and 1994, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $250,125 and $384,037 and $58,543 and $89,793, respectively, in brokerage commissions on brokerage transactions.

  The Equity Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of either of these Funds.

  In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

  Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, the Investment Adviser, FDISG, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

Galaxy is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At October 31, 1995, the Predecessor Growth and Income Fund entered into a repurchase transaction with HSBC Securities, Inc. in the amount of $1,000,000 to be repurchased on November 1, 1995 at $1,000,162.

  Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect
                                       -42-
the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN

  As stated in the Prospectuses for the Funds, Galaxy may enter into agreements ("Shareholder Services Agreements") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for providing certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of the Equity Funds and all Shares of the Money Market Funds. As of October 31, 1995, Galaxy had entered into Shareholder Services Agreements only with Fleet Bank.

  Each Shareholder Services Agreement between Galaxy and a Service Organization relating to the Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the shares of such Funds on any day do not exceed the income to be accrued to such shares on that day.

  Galaxy's Shareholder Services Agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of the Equity Funds and all Shares of the Money Market Funds. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Shareholder Services Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's Trustees, including a majority of the Trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

  The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Equity Funds and all Shares of the Money Market Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

  Investment Shares of the Predecessor Funds were subject to a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Plan permitted the payment of fees to administrators (including broker/dealers and depository institutions such as commercial banks and savings and loan associations) for distribution and administrative services. The Plan was designed to stimulate administrators to provide distribution and administrative support services to the Funds and their shareholders. During the period from October 4, 1993 (date of initial public investment) to October 31, 1993 and for the fiscal years ended October 31, 1994 and October-31, 1995, the Predecessor Connecticut Municipal Money Market Fund paid $1,104 , $217,698 and $377,953, respectively, in 12b-1 fees, of which $552 , $108,849 and $188,976, respectively, was voluntarily waived. For the period from October 5, 1993 (date of initial public investment) to October 31, 1993 and for the fiscal years ended October 31, 1994 and October-31, 1995, the Predecessor Massachusetts Municipal Money Market Fund did not accrue 12b-1 fees. During the period from December 14, 1992 (date of initial public investment) to October 31, 1993 and for the fiscal years ended October 31, 1994 and October-31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $33,658 , $96,587 and $166,932 and $29,532 , $89,974 and
$111,535, respectively, in 12b-1 fees, of which $16,829 , $48,294 and $83,466 and $14,766 , $44,987 and $55,768, respectively, was voluntarily waived.


                          DISTRIBUTION AND SERVICES PLAN

  Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Growth and Income Fund. This Plan is described in the applicable Prospectus.

  Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to such Fund's outstanding Retail B

Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                                     EXPENSES

  If expenses borne by any Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Fleet and FDISG will reimburse Galaxy for any such excess in proportion to the fees payable to them with respect to each portfolio to the extent required by such regulations and up to the amount of the fees payable to them, provided, however, that to the extent required by such state regulations, Fleet and FDISG have agreed to effect such reimbursement regardless of the amount of fees payable to them. Any such reimbursement would be made no less frequently than the payment of fees to each organization. The most restrictive expense limitation currently in effect is:
2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an investment company. Such reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. The fees that the Service Organizations may charge to customers for services provided in connection with their investments in Galaxy are not covered by the state securities expense limitations described above.

                                    DISTRIBUTOR

  440 Financial Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as Galaxy's Distributor. On March 31, 1995, 440 Financial acquired all of the issued and outstanding stock of the Distributor. Prior to that time, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

Unless otherwise terminated, the Distribution Agreement among Galaxy and the Distributor and its parent FDISG, remains in effect until February-28, 1997, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                    AUDITORS

  Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy.


                                     COUNSEL

  Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, City Place, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities.

                             PERFORMANCE AND YIELD INFORMATION

YIELD QUOTATIONS -- CONNECTICUT MUNICIPAL MONEY MARKET AND
MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

  The standardized, annualized seven-day yields for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are computed by:
(1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) analyzing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

  The current yield for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may be obtained by calling the Distributor at the telephone numbers provided on the cover page of the Prospectus. For the seven-day period ended October 31, 1995, the annualized and effective yields for Investment Shares of the Predecessor Connecticut Municipal Money Market Fund were 2.90% and 2.94%, respectively. For the seven-day period ended October
31, 1995, the annualized and effective yields of the Predecessor Massachusetts Municipal Money Market Fund was were 3.09% and 3.14%, respectively.

  In addition, the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield for a Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds assume a 32.50% and 40.00% respective combined federal and state tax rate and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by the Fund is 100% tax-exempt. The tax-equivalent yields for the Investment and Trust Shares of the Predecessor Connecticut Municipal Money Market Fund and the Shares of the Predecessor Massachusetts Municipal Money Market Fund, for the seven-day period ended October 31, 1995 were 4.30%, 4.67% and 5.15%, respectively.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET AND
MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

  The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the municipal securities in the Funds' respective portfolios generally remain free from federal regular income tax, and from the regular personal income tax imposed by Connecticut and Massachusetts.1 As the tables below indicate, "tax-free" investments are attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

  Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

  The charts below are for illustrative purposes only and use tax brackets that went into effect beginning January 1, 1994. These are not indicators of past or future performance of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds.

                               TAXABLE YIELD EQUIVALENT FOR 1995
                                     STATE OF CONNECTICUT

Federal Tax Bracket:
                                       15.00%           28.00%            31.00%             36.00%          39.60%
Combined Federal and State:
                                       19.50%           32.50%            35.50%             40.50%          44.10%

Joint
Return:                             $1-38,000   $38,001-91,850   $91,851-140,000   $140,001-250,000   Over $250,000

Single
Return:                             $1-22,750   $22,751-55,100   $55,101-115,000   $115,001-250,000   Over $250,000

Tax-Exempt
 Yield:

                                   Taxable Yield Equivalent

1.50%        1.86%        2.22%            2.33%             2.52%             2.68%
2.00%        2.48%        2.96%            3.10%             3.36%             3.58%
2.50%        3.11%        3.70%            3.88%             4.20%             4.47%
3.00%        3.73%        4.44%            4.65%             5.04%             5.37%
3.50%        4.35%        5.19%            5.43%             5.88%             6.26%
4.00%        4.97%        5.93%            6.20%             6.72%             7.16%
4.50%        5.59%        6.67%            6.98%             7.56%             8.05%
5.00%        6.21%        7.41%            7.75%             8.40%             8.94%
5.50%        6.83%        8.15%            8.53%             9.24%             9.84%
6.00%        7.45%        8.89%            9.30%            10.08%            10.73%

                               TAXABLE YIELD EQUIVALENT FOR 1995
                                   STATE OF MASSACHUSETTS

Federal Tax Bracket:
                                       15.00%           28.00%            31.00%             36.00%          39.60%
Combined Federal and State:
                                       27.00%           40.00%            43.00%             48.00%          51.60%

Joint
Return:                             $1-38,000   $38,001-91,850   $91,851-140,000   $140,001-250,000   Over $250,000

Single
Return:                             $1-22,750   $22,751-55,100   $55,101-115,000   $115,001-250,000   Over $250,000

Tax-Exempt
 Yield:

                                   Taxable Yield Equivalent

1.50%        2.05%        2.50%            2.63%             2.88%             3.10%
2.00%        2.74%        3.33%            3.51%             3.85%             4.13%
2.50%        3.42%        4.17%            4.39%             4.81%             5.17%
3.00%        4.11%        5.00%            5.26%             5.77%             6.20%
3.50%        4.79%        5.83%            6.14%             6.73%             7.23%
4.00%        5.48%        6.67%            7.02%             7.69%             8.26%
4.50%        6.16%        7.50%            7.89%             8.65%             9.30%
5.00%        6.85%        8.33%            8.77%             9.62%            10.33%
5.50%        7.53%        9.17%            9.65%            10.58%            11.36%
6.00%        8.22%       10.00%           10.53%            11.54%            12.40%

-------------------

1 Some portion of either classes' income may be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes.

YIELD AND PERFORMANCE OF THE GROWTH AND INCOME AND SMALL CAP
VALUE FUNDS

  The Growth and Income and Small Cap Value Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:
                               a - b       6
                   YIELD = 2[( - - - - +1 )  - 1]
                                 cd

Where:  a =  dividends and interest earned by a Fund during the period;

        b =  expenses accrued for the period (net of reimbursements);

        c = average daily number of shares outstanding during the period, entitled to receive dividends; and
        d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). The Funds' maximum offering price per Retail A Share for purposes of the formula will include the maximum sales load imposed by the Funds--- currently 3.75% of the per share offering price.

  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

  With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

  Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                           ERV  l/n
                    T = [(-----) - 1]
                            P

  Where:  T =  average annual total return;

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P = hypothetical initial payment of $1,000 less any applicable sales charge; and

          n =  period covered by the computation, expressed in years.

  Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return =  [(-----) - l]
                              P
  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date

(reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Equity Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Retail Shares.

  For the period ended October 31, 1995, the thirty-day yield for Investment Shares of the Predecessor Growth and Income and Predecessor Small Cap Value Funds were 1.80% and (0.14%), respectively, and the thirty-day yield for Trust Shares of the Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund were 2.13% and 0.10%, respectively. The average annual total return for the one-year period ended October 31, 1995 and for the period from February-12, 1993 (date of initial public investment) to October 31, 1995 were 12.52% and 13.19%, respectively, for Investment Shares of the Predecessor
Growth and Income Fund and 21.27% and 12.65%, respectively, for Investment Shares of the Predecessor Small Cap Value Fund.

  The average annual total return for the one-year period ended October 31, 1995 and for the period from December-14, 1992 (date of initial public investment) to October 31, 1995 were 18.80% and 12.80%, respectively, for Trust Shares of the Predecessor Growth and Income Fund, and 21.52% and
12.05%, respectively, for Trust Shares of the Predecessor Small Cap Value Fund. The aggregate total return for Investment Shares of the Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund for the period from February-12, 1993 (date of initial public investment) to October 31, 1995 were 40.50% and 38.17%, respectively. The aggregate total return for Trust Shares of the Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund for the period December-14, 1992 (date of initial public investment) to October 31, 1995 were 41.47% and 38.78%, respectively.

  As stated in the Funds' Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

                                  MISCELLANEOUS

  As used in the Prospectuses, "assets belonging to a Fund" or "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular Fund or that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Fund or series of a Fund, assets belonging to the particular Fund or series of the Fund are charged with the direct liabilities in respect of that Fund or series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail Shares of each of Galaxy's investment portfolios were as follows: Massachusetts Municipal Money Market Fund -- Olsen & Company, Attention: Corporate Actions of - 0503, One Federal Street, Boston, Massachusetts 02110-2003 (45.38%); Shawmut Bank, National Association, Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street - MSN 294, Hartford, Connecticut 06120 (7.37%); and Connecticut Municipal Money Market Fund -- Shawmut Bank, National Association, Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street - MSN 294, Hartford, Connecticut 06120 (57.55%); Olsen & Company,
Attention: Corporate Actions of - 0530, One Federal Street, Boston, Massachusetts 02110 (26.89%); Tax-Exempt Money Market Fund -- Hope H. Van Beuren, East Main, R.R. 25 Enterprise Center, Middletown, Rhode Island 02842 (15.10%); Joseph Dimenna, 1049 Fifth Avenue, Apartment P3, New York, New York 10028 (11.24%); Short-Term Bond Fund -- Womat Leasing, MSN 217, Attention: Mark Roberts, One Corporate Center, Hartford, Connecticut 06103-3220 (10.15%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attention: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (43.60%); James R. McCulloch, c/o MICROFIBRE, P.O. Box 1208, Pawtucket, Rhode Island 02860.

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Massachusetts Municipal Money Market Fund -- Shawmut Bank, Connecticut, National Association, Co-Trustee Francelia Corbett, c/o Peter Vannie, Shawmut Bank, Connecticut, National Association, Hartford, Connecticut 06155 (7.88%); Growth and Income Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund - EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608 (8.91%); Fleet Financial Group, Inc., Employees Thrift Plan c/o Kenneth Weissman, 777 Main Street, Hartford, Connecticut 06115 (19.13%); and Small Cap Value -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (16.11%); Shawmut Bank, National Association, Rogers Corporation as Trustee, Attention: James Delucia, Shawmut Bank, Connecticut, 157 Church Street, P.O. Box 1909, New Haven, Connecticut 06509 (5.75%); and Shawmut Bank, Connecticut, as Trustee, SNC Employees Retirement Plan, c/o Thomas Botticelli, Shawmut Bank, Connecticut, 777 Main Street, Hartford, Connecticut 06115-2001 (31.81%); Money Market Fund -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (5.49%); Tax-Exempt Fund -- Fleet Bank, Rhode Island, Custodian for A Banko Inv., Attention: Ann Celander, 100 Westminster Street, Providence, Rhode Island 02903 (5.53%); Government Fund -- Brown University Non-Exp Fund RISLA A-Bill, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.11%); U.S. Treasury Fund -- Fleet National Bank of Massachusettes, Schmid, Inc., Debtor in Possession, c/o Robin Boweman, One Federal Street, Boston, Massachusetts, 02211 (6.35%); BIC Corporation Investment Management Accountant, Robert McDonald, BIC Corporation Investment Management Account, Attention: Robert McDonald, 500 BIC Drive Milford, Connecticut 06460 (5.54%); Institutional Treasury Money Market Fund -- CAI Wireless Systems II, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (21.80%); AMS Escrow Account, Nortek Inc., Attention: Julia Quinn, c/o 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.19%); High Quality Bond Fund -- Fleet Saving Plus Plan, Fleet Financial Group Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (14.41%); Corporate Bond Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund -- EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608 (9.23%); BNE Unified Retirement Trust, Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (18.82%); Connecticut Municipal Bond Fund -- Shawmut Bank, Connecticut, as Agent for Florence Roberts, c/o Anna Maria Simonelli, 777 Main Street, Hartford, Connecticut 06115-2001 (7.96%); Robert M. Ross, Jr. c/o, Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.13%); Ruthan Wein, 18 Timberland Drive, Farmington, Connecticut 06032 (7.83%); Massachusetts Municipal Bond Fund -- Joseph S. Teller, 8 Kilsyth Terrace, #21, Brighton, Massachusetts 02146 (6.02%); Phillip H. Tobey, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.18%); Rhode Island Municipal Bond -- Vera J. Clark, 175 East Avenue,

Westerly, Rhode Island 02811 (7.19%); Tax- Exempt Bond Fund -- Nusco Retiree Health, P.O. Box 270 Hartford, Connecticut 06141 (15.49%); Equity Value Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (7.15%); Equity Growth Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (16.97%); International Equity Fund -- Fleet Financial Group Inc., FFG Retirement & Pension Equity, 50 Kennedy Plaza, Providence,Rhode Island 02903 (13.41%); Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (6.80%); Asset Allocation Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Rhode Island 02903 (32.94%); Edward & Angels 401K, 2700 Hospital Trust Tower, Providence, Rhode Island 02903 (12.15%); and Small Company Equity Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (15.45%); BNE Unified Retirement Trust, Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (8.26%).

                               FINANCIAL STATEMENTS

  The Annual Report of the Predecessor Funds for the fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") and incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended October 31, 1995 have been audited by Price Waterhouse LLP, independent accountants for the Predecessor Funds, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing.

                                    APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

  The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, L.P. ("Fitch"), Standard & Poor's Ratings Group, ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").

Corporate and Tax-Exempt Bond Ratings

  The five highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A, BBB and BB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Securities that are rated BB are considered to be below investment grade but are deemed likely to meet obligations when due. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The five highest ratings of Fitch for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB bonds are considered to be speculative investments and represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default.

  The five highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The five highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A, Baa and Ba. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba provide questionable protection of interest and principal and indicate some speculative elements. Moody's may modify a rating of Aa, A, Baa or Ba by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The five highest ratings of IBCA for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year, which is issued by bank holding companies and their principal banking subsidiaries. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB currently have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories. Obligations rated BB represent a low degree of speculation and indicate a possibility of investment risk developing. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.

Corporate and Tax-Exempt Commercial Paper Ratings

  The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment.

Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

  Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of

Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations are rated B if there is an uncertainty as to the capacity to ensure timely repayment.

  Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

Tax-Exempt Note Ratings

  A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

  Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  Fitch uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                    APPENDIX B

  As stated in the applicable Prospectuses, the Growth and Income Equity and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I. Interest Rate Futures Contracts

  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

  The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

  Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

  In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

  The adviser could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

  Example of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  Margin Payments

  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts

  There are several risks in connection with the use of futures by the Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

  Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

  In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  Successful use of futures by the Equity Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                THE GALAXY FUND

4400 Computer Drive
Westboro, Massachusetts 01581-5108

For applications and information regarding initial purchases and current performance, call 1-800-628-0414. For additional purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0413.

     The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to three separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

     The SHORT-TERM BOND FUND'S investment objective is to seek a high level of current income consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations of domestic and foreign issuers rated at the time of purchase within the three highest ratings of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

     The INTERMEDIATE GOVERNMENT INCOME FUND'S investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, the Fund will invest substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated at the time of purchase within the three highest ratings of S&P or Moody's (or which, if unrated, are of comparable quality) and in "money market" instruments. The Intermediate Government Income Fund was previously called the Intermediate Bond Fund.

     The HIGH QUALITY BOND FUND'S investment objective is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated at the time of purchase within the two highest ratings of S&P or Moody's (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

     This Prospectus relates to the Retail A Shares representing interests in each Fund and to the Retail B Shares representing interests in the Short-Term Bond and High Quality Bond Funds (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue another series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

     Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Short-Term Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  Intermediate Government Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  High Quality Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9
  Special Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Other Investment Policies and
     Risk Considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
How to Purchase Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  Purchase Procedures - Customers of
     Institutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Purchase Procedures - Direct Investors  . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Other Purchase Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Applicable Sales Charges - Retail A Shares  . . . . . . . . . . . . . . . . . . . . . . .       17
  Quantity Discounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
  Applicable Sales Charges - Retail B Shares  . . . . . . . . . . . . . . . . . . . . . . .       19
  Characteristics of Retail A Shares and
     Retail B Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
  Factors to Consider When Selecting Retail A
     Shares or Retail B Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
  Redemption Procedures - Customers of Institutions . . . . . . . . . . . . . . . . . . . .       21
  Redemption Procedures - Direct Investors  . . . . . . . . . . . . . . . . . . . . . . . .       21
  Other Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Investor Programs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
  Retirement Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
  Automatic Investment Program and
     Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
  Payroll Deduction Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  College Investment Program  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  Direct Deposit Program  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
Information Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  Galaxy Information Center . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  Voice Response System . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
  Galaxy Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       27
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

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
                                   HIGHLIGHTS

     Q: What is The Galaxy Fund?

     A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME AND HIGH QUALITY BOND FUNDS. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, GROWTH AND INCOME, CORPORATE BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

     Q: Who advises the Funds?

     A: The Funds are managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1995 of approximately $84.8 billion. See "Management of the Funds Investment Adviser."

     Q: What advantages do the Funds offer?

     A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

     Q: How can I buy and redeem shares?

     A: The Funds are distributed by 440 Financial Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased by employees of Fleet Financial Group, Inc. and its affiliates through payroll deductions. Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such Shares. Retail B Shares of the Short-Term Bond and High Quality Bond Funds may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain Share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed Shares or
(ii) the original purchase price of the redeemed Shares. Retail B Shares are currently subject to shareholder servicing and distribution fees of up to .80% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares -- Other Purchase Information" below.

     Q: When are dividends paid?

     A: The net investment income of the Funds is declared daily and paid monthly. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional Shares of the same series of Shares that they own without sales or CDSC charges. Net realized capital gains of the Funds are distributed at least annually. See "Dividends and Distributions."

     Q: What potential risks are presented by the Funds' investment practices?

     A: The Short-Term Bond Fund invests primarily, and the Intermediate Government Income Fund may invest, in corporate debt obligations rated within the three highest ratings of S&P or Moody's and the High Quality Bond Fund invests in such obligations rated within the two highest ratings of S&P or Moody's. The Short-Term Bond Fund may invest in the debt obligations of foreign companies and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities and the Intermediate Government Income Fund and High Quality Bond Fund may invest in obligations issued by Canadian Provincial Governments. The High Quality Bond Fund may also invest in limited amounts in dollar-denominated high quality debt obligations of U.S. companies issued outside the United States. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. In addition, each Fund may enter into interest rate futures contracts. The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. In addition, the Funds may acquire "stand-by commitments" with respect to obligations issued by state or local governmental issuers ("Municipal Securities") held in their respective portfolios. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies."

     Q: What shareholder privileges are offered by the Funds?

     A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Short-Term Bond and High Quality Bond Funds may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to sales or additional CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan ("SEP") and Keogh Plan accounts, which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plan ("MERP") accounts which can be established by Customers directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

     Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares and/or Retail B Shares of each Fund. Shareholder Transaction Expenses are charges you pay when buying or selling shares of the Funds. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the table are also shown.

                                                                INTERMEDIATE
                                              SHORT-TERM         GOVERNMENT      HIGH QUALITY
                                               BOND FUND        INCOME FUND        BOND FUND
                                          --------------------  ------------ --------------------
                                          (RETAIL A  (RETAIL B   (RETAIL A   (RETAIL A  (RETAIL B
SHAREHOLDER TRANSACTION EXPENSES           SHARES)    SHARES)     SHARES)     SHARES)    SHARES)
--------------------------------          ---------  ---------   ---------   ---------  ---------
Front End Sales Charge Imposed on
 Purchases (as a percentage of
 offering price). . . . . . . . . . . . .   3.75%(1)    None       3.75%(1)    3.75%       None
Sales Charge Imposed on
 Reinvested Dividends . . . . . . . . . .    None       None        None        None       None
Deferred Sales Charge (as a percentage of
 original purchase price or redemption
 proceeds, whichever is lower)  . . . . .    None     5.00%(2)      None        None      5.00%(2)
Redemption Fees(3)  . . . . . . . . . . .    None       None        None        None       None
Exchange Fees . . . . . . . . . . . . . .    None       None        None        None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees (After Fee Waivers) . . . .    .55%       .55%        .55%        .55%       .55%
12b-1 Fees(4) . . . . . . . . . . . . . .    None       .80%        None        None       .80%
Other Expenses  . . . . . . . . . . . . .    .59%       .43%        .54%        .54%       .38%
                                            -----      -----       -----       -----      -----
Total Fund Operating Expenses (After
 Fee Waivers) . . . . . . . . . . . . . .   1.14%      1.78%       1.09%       1.09%      1.73%
                                            =====      =====       =====       =====      =====

----------------
1 Reduced sales charge may be available. See "How to Purchase and Redeem Shares--Applicable Sales Charges -- Retail A Shares."
2 This amount applies to redemptions during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase and Redeem Shares--Applicable Sales Charge--Retail B Shares."
3 Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
4 Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:


                                                        1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                                        ------    -------    -------     --------
Short-Term Bond Fund (Retail A Shares)(1) ...........     $49       $72       $ 97          $169
Short-Term Bond Fund (Retail B Shares)
 Assuming complete redemption at end of period (2) ..     $68       $85       $115          $174(3)
 Assuming no redemption .............................     $18       $55        $95          $174(3)
Intermediate Bond Fund (Retail A Shares)(1) .........     $48       $71        $95          $164
High Quality Bond Fund (Retail A Shares)(1) .........     $48       $71        $95          $164
High Quality Bond Fund (Retail B Shares)
 Assuming complete redemption at end of period(2) ...     $67       $84       $112          $169(3)
 Assuming no redemption .............................     $17       $54        $92          $169(3)

---------------
1 Assumes deduction at time of purchase of maximum applicable front-end sales charge.
2 Assumes deduction of maximum applicable contingent deferred sales charge. 3 Based on conversion of Retail B Shares to Retail A Shares after six years.

     The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail A Shares and Retail B Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to Retail A Shares of the Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses each Fund expects to incur during the current fiscal year on its Retail A Shares. The information contained in the Expense Summary and Example with respect to Retail B Shares of the Short-Term Bond Fund and High Quality Bond Fund is based on expenses each Fund expects to incur during the current fiscal year with respect to its Retail B Shares. Without voluntary fee waivers by the Investment Adviser, "Advisory Fees" would be .75%, .75% and .75% and Total Fund Operating Expenses would be 1.34%, 1.29% and 1.29% for Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, respectively, and Advisory Fees would be
 .75% and .75% and Total Fund Operating Expenses would be 1.98% and 1.93% for Retail B Shares of the Short-Term Bond and High Quality Bond Funds, respectively. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     This Prospectus describes Retail A Shares in each Fund and Retail B Shares in the Short-Term Bond and High Quality Bond Funds. Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus. Retail A Shares, Retail B Shares and Trust Shares represent equal pro rata interests in a Fund, except that effective October 1, 1994 (i) Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to
 .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Short-Term Bond and High Quality Bond Funds bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .80% of the average daily net asset value of each such Fund's outstanding Retail B Shares, and (iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses.

     The financial highlights presented below for the fiscal year ended October 31, 1995 and prior periods have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992). During the periods shown, Retail B Shares were not offered by the Short-Term Bond and High Quality Bond Funds. More information about the performance of each Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                           SHORT-TERM BOND FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  YEAR ENDED
                                                                  OCTOBER 31,                              PERIOD
                                                             1995              1994      YEAR ENDED         ENDED
                                                          -------------------------      OCTOBER 31,     OCTOBER 31,
                                                                RETAIL SHARES              1993(2)       1992(1),(2)
                                                          -------------------------      -----------     -----------
Net Asset Value, Beginning of Period ...................    $9.73            $10.30        $10.09           $10.00
                                                          -------            ------      --------        ---------
Income from Investment Operations:
  Net Investment Income(3)(4)                                0.55              0.44          0.47             0.42
  Net realized and unrealized gain (loss) on investments     0.33             (0.51)         0.22             0.09
                                                          -------            ------      --------        ---------
       Total from Investment Operations: ...............     0.88             (0.07)         0.69             0.51
                                                          -------            ------      --------        ---------
Less Dividends:
  Dividends from net investment income .................    (0.55)            (0.44)        (0.47)           (0.42)
  Dividends from net realized capital gains ............       --                --         (0.01)              --
  Dividends in excess of net realized capital gains ....       --             (0.06)           --               --
                                                          -------            ------      --------        ---------
       Total Dividends .................................    (0.55)            (0.50)        (0.48)           (0.42)
                                                          -------            ------      --------        ---------
Net increase/(decrease) in net asset value .............     0.33             (0.57)         0.21             0.09
                                                          -------            ------      --------        ---------
Net Asset Value, End of Period .........................   $10.06             $9.73        $10.30           $10.09
                                                          =======            ======      ========        =========
Total Return ...........................................     9.28%            (0.68%)        6.98%            5.21%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................  $31,542           $34,061       $85,211          $57,403
Ratios to average net assets:
  Net investment income including reimbursement/waiver .     5.54%             4.43%         4.51%            5.77%(6)
  Operating expenses including reimbursement/waiver ....     0.99%             0.93%         0.86%            0.90%(6)
  Operating expenses excluding reimbursement/waiver ....     1.32%             1.14%         1.06%            1.20%(6)
Portfolio Turnover Rate ................................      289%              233%          100%             114%(5)

-----------------
1   The Fund commenced operations on December 30, 1991.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before reimbursement and waiver of fees by the Investment Adviser for the years ended October 31, 1995 and 1994 were $0.52 and $0.42, respectively.
4 Net investment income per share before fee waivers and/or reimbursements by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.45 and $0.40, respectively.
5   Not Annualized.
6   Annualized.

                      INTERMEDIATE GOVERNMENT INCOME FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                      YEAR ENDED OCTOBER 31,                                                          PERIOD
                                         1995        1994                                                              ENDED
                                      ----------------------                 YEAR ENDED OCTOBER 31,(2)              OCTOBER 31,
                                          RETAIL SHARES          1993        1992      1991       1990       1989    1988(1,2)
                                      ----------------------     ----        ----      ----       ----       ----    ---------
Net Asset Value, Beginning
  of Period..........................   $ 9.68      $10.72      $10.83      $10.46    $ 9.73     $10.27     $10.40     $10.00
                                        ------      ------      ------      ------    ------     ------     ------     ------
Income from Investment Operations:
  Net Investment Income(3,4).........     0.61        0.57        0.65        0.71      0.73       0.76       0.82       0.11
  Net realized and unrealized gain
    (loss) on investments............     0.60       (1.03)       0.10        0.40      0.71      (0.56)      0.16       0.29
                                        ------      ------      ------      ------    ------     ------     ------     ------
       Total from Investment
         Operations:.................     1.21       (0.46)       0.75        1.11      1.44       0.20       0.98       0.40
                                        ------      ------      ------      ------    ------     ------     ------     ------
Less Dividends:
  Dividends from net investment
    income...........................    (0.61)      (0.56)      (0.64)      (0.74)    (0.71)     (0.74)     (0.96)        --
  Dividends in excess of net
    investment income................       --       (0.01)      (0.03)         --        --         --         --         --
  Dividends from net realized
    capital gains....................       --          --       (0.19)         --        --         --      (0.15)        --
  Dividends in excess of net
    realized capital gains...........       --       (0.01)         --          --        --         --         --         --
                                        ------      ------      ------      ------    ------     ------     ------     ------
       Total Dividends...............    (0.61)      (0.58)      (0.86)      (0.74)    (0.71)     (0.74)     (1.11)        --
                                        ------      ------      ------      ------    ------     ------     ------     ------
Net increase (decrease) in net asset
  value..............................     0.60       (1.04)      (0.11)       0.37      0.73      (0.54)     (0.13)      0.40
                                        ------      ------      ------      ------    ------     ------     ------     ------
Net Asset Value, End of Period.......   $10.28      $ 9.68      $10.72      $10.83    $10.46     $ 9.73     $10.27     $10.40
                                        ======      ======      ======      ======    ======     ======     ======     ======
Total Return.........................    12.85%      (4.42%)      7.06%      10.95%    15.35%      2.06%     10.22%      3.90%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's)....  $79,558     $94,669    $447,359    $199,135   $99,942    $80,645    $71,400    $58,318
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver.............     6.10%       5.58%       6.03%       6.52%     7.25%      7.69%      8.19%      6.41%(6)
  Operating expenses including
    reimbursement/waiver.............     1.02%       0.78%       0.80%       0.80%     0.96%      0.98%      0.99%      0.98%(6)
  Operating expenses excluding
    reimbursement/waiver.............     1.26%       0.99%       1.00%       0.94%     0.96%      0.99%      1.00%      0.98%(6)
Portfolio Turnover Rate..............      145%        124%        153%        103%      150%       162%       112%        41%(5)

-------------
1 The Fund (formerly called the Intermediate Bond Fund) commenced operations on September 1, 1988.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before waiver of fees by the Investment Adviser for the years ended October 31, 1995 and 1994 were $0.58 and $0.54, respectively.
4 Net investment income per share before waiver of fees by the Investment Adviser and/or Administrator and for the years ended October 31, 1993, 1992, 1990 and 1989 were $0.63, $0.70, $0.73, and $0.82, respectively.
5  Not Annualized.
6  Annualized.

                           HIGH QUALITY BOND FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED
                                                                  OCTOBER 31,                                        PERIOD
                                                          1995              1994              YEAR ENDED              ENDED
                                                        ---------------------------          OCTOBER 31,(2)        OCTOBER 31,
                                                               RETAIL SHARES              1993           1992       1991(1,2)
                                                        ---------------------------     --------       --------     ---------
Net Asset Value, Beginning of Period .................  $  9.54         $ 11.37        $  10.60       $  10.35       $ 10.00
                                                        -------         -------        --------       --------       -------
Income from Investment Operations:
  Net Investment Income(3,4) .........................     0.62            0.64            0.66           0.68          0.64
  Net realized and unrealized gain
    (loss) on investments ............................     1.09           (1.56)           0.93           0.36          0.33
                                                        -------         -------        --------       --------       -------
        Total from Investment Operations: ............     1.71           (0.92)           1.59           1.04          0.97
                                                        -------         -------        --------       --------       -------
Less Dividends:
  Dividends from net investment income ...............    (0.62)          (0.64)          (0.66)         (0.71)        (0.62)
  Dividends from net realized capital gains ..........       --              --           (0.16)         (0.08)           --
  Dividends in excess of net realized capital gains ..       --           (0.27)             --             --            --
                                                        -------         -------        --------       --------       -------
        Total Dividends ..............................    (0.62)          (0.91)          (0.82)         (0.79)        (0.62)
                                                        -------         -------        --------       --------       -------
Net increase (decrease) in net asset value ...........     1.09           (1.83)           0.77           0.25          0.35
                                                        -------         -------        --------       --------       -------
Net Asset Value, End of Period .......................  $ 10.63         $  9.54        $  11.37       $  10.60       $ 10.35
                                                        =======         =======        ========       ========       =======
        Total Return .................................    18.46%          (8.41%)         15.63%         10.32%        10.04%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................  $30,093         $26,654        $162,594       $108,774       $57,580
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver .............................     6.16%           6.25%           5.98%          6.55%         7.25%(6)
  Operating expenses including
    reimbursement/waiver .............................     1.02%           0.81%           0.76%          0.87%         0.95%(6)
  Operating expenses excluding
    reimbursement/waiver .............................     1.26%           1.02%           0.96%          0.94%         0.95%(6)
Portfolio Turnover Rate ..............................      110%            108%            128%           121%          145%(5)

---------------
1  The Fund commenced operations on December 14, 1990.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before waiver of fees by the Investment Adviser for the years ended October 31, 1995 and 1994 were $0.59 and $0.62, respectively.
4 Net investment income per share before waiver of fees by the Investment Adviser for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 were $0.63, $0.67 and $0.64, respectively.
5  Not Annualized.
6  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Investment Adviser will use its best efforts to achieve each Fund's investment objective, although their achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.


                              SHORT-TERM BOND FUND

     The Short-Term Bond Fund's investment objective is to seek a high level of current income consistent with preservation of capital. The Fund will invest substantially all of its assets in debt obligations of domestic and foreign corporations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in Municipal Securities. The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. debt obligations. The Short-Term Bond Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in bonds and debentures, subject to the quality standards described below. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations rated at the time of purchase within the three highest ratings of S&P or Moody's (or which, if unrated, are determined by the Investment Adviser to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies." Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high-quality, short-term money market instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

     In addition, the Fund may invest in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Such obligations include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. Municipal Securities except that the income derived therefrom is fully subject to U.S. Federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers.

     Under normal conditions the Fund's portfolio securities will have an average weighted maturity of less than three years.

     The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund.


                      INTERMEDIATE GOVERNMENT INCOME FUND

     The Intermediate Government Income Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, Fleet will consider the total rate of return on securities in managing the Fund. The Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in corporate debt obligations such as bonds and debentures, obligations convertible into common stock and "money market" instruments such as bank obligations and commercial paper, and in obligations of supranational banks. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest, from time to time, in Municipal Securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     Under normal market and economic conditions, the Fund will invest substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations rated, at the time of purchase, within the three highest ratings of S&P or Moody's (or which, if unrated, are determined by the Investment Adviser to be of comparable quality) and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. Notwithstanding the foregoing, under normal market and economic conditions, at least 65% of the Fund's assets will be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

     In addition, the Fund may acquire obligations issued by Canadian Provincial Governments. See "Investment Objectives and Policies--Short-Term Bond Fund."

     The Investment Adviser expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

     The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund.


                             HIGH QUALITY BOND FUND

     The High Quality Bond Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. The Fund will invest substantially all of its assets in corporate debt obligations such as bonds, debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and obligations of supranational banks. See "Investment Objectives and Policies -- Short-Term Bond Fund." The Fund may also invest, from time to time, in Municipal Securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The High Quality Bond Fund may also enter into interest rate futures contracts to hedge against changes in the market values of fixed-income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations." At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     Under normal market and economic conditions, the Fund will invest substantially all of its assets in high quality debt obligations that are rated, at the time of purchase, within the two highest ratings of S&P or Moody's (or which, if unrated, are determined by the Investment Adviser to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below "Other Investment Policies." Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated AA or A-2/P-2 or better. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

     The Fund may also invest up to 5% of its total assets in dollar-denominated high quality debt obligations of U.S. companies issued outside the United States. In addition, the Fund may acquire high quality obligations issued by Canadian Provincial Governments. See "Investment Objectives and Policies--Short-Term Bond Fund."

     The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The High Quality Bond Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with the Investment Adviser's assessment of prospective changes in interest rates. The success of this strategy depends upon the Investment Adviser's ability to predict changes in interest rates.

     The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund.

                          SPECIAL RISK CONSIDERATIONS

     Investments by the Short-Term Bond Fund in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

     Although the Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

   U.S. Government Obligations and Money Market Instruments

     The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

     Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

     Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate when-ever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations."

  Types of Municipal Securities

     The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

  Variable and Floating Rate Municipal Securities

     Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

  Repurchase and Reverse Repurchase Agreements

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Securities Lending

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

     The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Interest Rate Futures Contracts

     The Funds may enter into contracts (both purchases and sales) which provide for the future delivery of fixed-income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash and/or U.S. Government obligations, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which they hold or intend to purchase or may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

  When-Issued, Forward Commitment and Delayed Settlement Transactions

     Each of the Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis.
Each of the Funds may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitment, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Investment Adviser to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

  Stand-by Commitments

     Each Fund may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration.
However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

  Asset-Backed Securities

     Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

  Mortgage-Backed Securities

     Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

     To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described under "Investment Company Securities" above.

  Stripped Obligations

     To the extent consistent with its investment objective, each Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per unit. Fleet may determine that SMBS acquired by the Funds are liquid under guidelines established by the Board of Trustees.

  Guaranteed Investment Contracts

     Each Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Funds make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

  Bank Investment Contracts

     Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

  Portfolio Turnover

     Each Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Taxes -- Federal."


                             INVESTMENT LIMITATIONS

     The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

  No Fund may:

       1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and
  (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

       2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

       3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

       4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

     In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

     With respect to Investment Limitation No. 2 above, each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

     The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

     If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.


                               PRICING OF SHARES

     Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

     The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                             HOW TO PURCHASE SHARES

                                  DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc., d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


                                    GENERAL

     Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Short-Term Bond and High Quality Bond Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

     Investors shall read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" before deciding between the two.

     The Distributor has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail Shares of the Funds will be issued only in exchange for monetary consideration as described below.


                PURCHASE PROCEDURES -- CUSTOMERS OF INSTITUTIONS

     Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.


                    PURCHASE PROCEDURES -- DIRECT INVESTORS

     Purchases by Mail. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

     The Galaxy Fund
     P.O. Box 15108
     4400 Computer Drive
     Westboro, MA  01518-5108

     All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at 1-800-628-0414.

     Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

     Purchases by Wire. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

        Fleet Bank of Massachusetts, N.A.
        75 State Street
        Boston, MA  02109
        ABA # 0110-0013-8
        DDA # 79673-5702
        Ref:   The Galaxy Fund
               Shareholder Name
               Shareholder Account Number

     Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling the Distributor at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FDISG. Direct Investors making subsequent investments by wire should follow the instructions above.

     Effective Time of Purchases. A purchase order for Retail Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the fifth Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

                     OTHER PURCHASE INFORMATION

     Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 ($250 for spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

     Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.


                  APPLICABLE SALES CHARGES -- RETAIL A SHARES

     The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                                    TOTAL SALES CHARGE     REALLOWANCE TO DEALERS
                                                -------------------------  ----------------------
                                                AS A % OF       AS A % OF        AS A % OF
                                              OFFERING PRICE    NET ASSET      OFFERING PRICE
AMOUNT OF TRANSACTION                           PER SHARE    VALUE PER SHARE     PER SHARE
---------------------                           ---------    ---------------     ---------
Less than $50,000 ....................            3.75             3.90            3.75
$50,000 but less than $100,000 .......            3.50             3.63            3.50
$100,000 but less than $250,000 ......            3.00             3.09            3.00
$250,000 but less than $500,000 ......            2.50             2.56            2.50
$500,000 but less than $1,000,000 ....            2.00             2.04            2.00
$1,000,000 but less than $3,000,000 ..            1.00             1.01            1.00
$3,000,000 and over ..................            0.50             0.50            0.50

     Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

     The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

     At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

     In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

o reinvestment of dividends and distributions;
o IRA, SEP and Keogh Plan accounts;
o purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;
o purchases by directors, officers and employees of the Funds' Distributor and of broker-dealers having agreements with the Funds' Distributor pertaining to the sale of Retail A Shares to the extent permitted by such organizations;
o investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;
o purchases by members of Galaxy's Board of Trustees;
o purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates; and
o any purchase of Retail A Shares pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

     Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG ") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your Institution.

     Rights of Accumulation.   A reduced sales charge applies to any purchase
of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

     Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     FDISG will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, FDISG, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

     Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

     Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

                   APPLICABLE SALES CHARGE -- RETAIL B SHARES

     The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from the Distributor in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

     The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                               CONTINGENT DEFERRED
                                                   SALES CHARGE
                                                (AS A PERCENTAGE OF
           NUMBER OF YEARS                     DOLLAR AMOUNT SUBJECT
           ELAPSED SINCE PURCHASE                 TO THE CHARGE)
           ----------------------              ---------------------
           Less than one                              5.00%
           More than one but less than two            4.00%
           More than two but less than three          3.00%
           More than three but less than four         3.00%
           More than four but less than five          2.00%
           More than five but less than six           1.00%
           After six                                  None

     When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

     The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

     Exemptions from the Contingent Deferred Sales Charge. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (vi) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not charged on: (i) exchanges described under "Investor Programs - Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of the Short-Term Bond or High Quality Bond Funds (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

     The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

     Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts.") Retail A Shares of a Fund are subject to ongoing shareholder servicing fees at an annual rate of up to .15% of a

Fund's average daily net assets attributable to its Retail A Shares.

     Retail B Shares of the Short-Term Bond Fund and High Quality Bond Fund are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges -- Retail B Shares.") Retail B Shares of a Fund are subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's respective average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

     Six years after purchase, Retail B Shares of the Short-Term Bond Fund and High Quality Bond will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. As a result of the conversion, the converted Shares are relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they are subject to the shareholder servicing fees borne by Retail A Shares.

     Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charges -- Retail B Shares") are also converted at the earlier of two dates -- six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.


     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

     Before purchasing Retail A Shares or Retail B Shares of the Short-Term Bond Fund or High Quality Bond Fund, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the particular Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with reference to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

     Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

     As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own Shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Retail B Shares' distribution and shareholder servicing fees to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.



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
                              HOW TO REDEEM SHARES
                                    GENERAL

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Proceeds from the redemptions of Retail B Shares of the Short-Term Bond and High Quality Bond Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


               REDEMPTION PROCEDURES -- CUSTOMERS OF INSTITUTIONS

     Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

     Payments for redemption orders received by the Distributor on a Business Day will normally be wired on the fifth Business Day to the Institutions.

     Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.


                   REDEMPTION PROCEDURES -- DIRECT INVESTORS

     Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

     The Galaxy Fund
     P.O. Box 15108
     4400 Computer Drive
     Westboro, MA 01581-5108

     A written redemption request must (i) state the number and series of shares (i.e. Retail A or Retail B) to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Retail Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor
institution.   The Distributor will not accept guarantees from notaries public.
The Distributor may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Distributor receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within five Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at 1-800-628-0413.

     Redemption by Telephone. Direct Investors may redeem Retail Shares by calling 1-800-628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

     Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing the Distributor by wire or telephone to wire the redemption proceeds of $1,000 or more directly to Direct Investor's account at
any commercial bank in the United States.   The Distributor charges a $5.00 fee
for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Distributor. To request redemption of Retail Shares by wire, Direct Investors should call the Distributor at 1-800-628-0413.

     In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for



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
details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

     Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or the Distributor. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

     No redemption by a Direct Investor in any Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

     If any portion of the Retail Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until the Distributor is reasonably satisfied that the check has been collected which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.


                          OTHER REDEMPTION INFORMATION

     Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.


                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

     Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other Shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Short-Term Bond and High-Quality Bond Funds for Retail B Shares of the Tax-Exempt Bond, Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

     No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

     The minimum initial investment to establish an account in another eligible Fund by exchange, except for the Institutional Treasury Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

     An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call FDISG at 1-800-628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other eligible Funds should request and review these Funds' prospectuses prior to making an exchange (call 1-800-628-0414 for a
prospectus).  Telephone all exchanges to 1-800-628-0413.   See "How to Redeem
Shares--Redemption Procedures--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy regarding telephone instructions.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.


                                RETIREMENT PLANS

     Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

     Individual Retirement Accounts ("IRAs") (including "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 ($250 for a spousal account).

     Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

     Multi-Employee Retirement Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

     Keogh Plans, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

     Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase Shares -- Other Purchase Information." Detailed information concerning eligibility, service fees and other matters related to these plans and the form of application is available from Galaxy's distributor (call 1-800-628-0413) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.


          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

     The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

     The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. The maintenance of a Systematic Withdrawal Plan may be disadvantageous for holders of Retail B Shares due to the effect of the contingent deferred sales charge.


                           PAYROLL DEDUCTION PROGRAM

The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

     The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

     Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's Distributor (call 1-800-628-0413).


                             DIRECT DEPOSIT PROGRAM

     Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.


                              INFORMATION SERVICES

            GALAXY INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE

     The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center, just call 1-800-628-0414.


                             VOICE RESPONSE SYSTEM

     The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

     For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

     Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

     Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

     Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.


                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

     Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.


                                     TAXES

                                    FEDERAL

In General

     Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from Federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

     Distribution by the Funds of the excess of their respective net long-term capital gain over their respective net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction.

     Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Prior to purchasing shares of a Fund, the impact of capital gain distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any capital gain distribution paid shortly after the purchase of shares of a Fund will have the effect of reducing the per share net asset value by the per share amount of the distribution. Furthermore, all or a portion of such distributions, although in effect a return of capital to the shareholder, are subject to tax.

     A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

     The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their sharehold-ers and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.


                                STATE AND LOCAL

     Investors are advised to contact their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.


                            MANAGEMENT OF THE FUNDS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' Statement of Additional Information contains the names of and general background information concerning the Trustees.


                               INVESTMENT ADVISER

     Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Corporate Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

     Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

     Effective March 1, 1996, the portfolio manager of the Short-Term Bond Fund is Perry J. Vieth. In this capacity, Mr. Vieth is primarily responsible for the day-to-day management of that Fund's investment portfolio. Mr. Vieth, a Vice President, has over eleven years of experience as an investment manager and previously managed the Shawmut Limited Term Income Fund for Shawmut Investment Advisors and was a manager of Fuji Securities, Inc.'s dervative products group. He also was responsible for fixed income risk management at NationsBank CRT.

     Effective March 1, 1996, the portfolio manager of the Intermediate Government Income Fund is James J. Evans. In this capacity, Mr. Evans is primarily responsible for the day-to-day management of that Fund's investment portfolio. Mr. Evans, a Vice President, joined Fleet in 1995, and previously was a portfolio manager at Lazard Freres for nine years and Westinghouse Pension and Investment Corporation for two years.

     Effective March 1, 1996, Kenneth W. Thomas and Marie M. Schofield serve as co-portfolio managers of the High Quality Bond Fund. In this capacity, Mr. Thomas and Ms. Schofield are primarily responsible for the day-to-day management of this Fund's investment portfolio. Mr. Thomas, a Vice President, has been with Fleet and its predecessors since 1985 and has been the Fund's portfolio manager since its inception. Ms. Schofield, a Vice President, has been with Fleet since 1991 and previously a portfolio manager at Bank of New England and BayBank Investment Management. She has over twenty years of experience as a portfolio manager.

     For the services provided and expenses assumed with respect to the Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each Fund. The fee for the Funds is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

     Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds so that it is entitled to receive advisory fees at the annual rate of .55% of each Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective rates of .45%, .53% and .53%, respectively, of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds' average daily net assets.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

     Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect their net asset value per Retail Share or result in financial losses to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


                                 ADMINISTRATOR

     First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

     FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, FDISG received administration fees at the effective annual rate of .088% of each Fund's average daily net assets.


                      DESCRIPTION OF GALAXY AND ITS SHARES

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class D shares (Trust Shares) and Class D-Special Series 1 shares (Retail A Shares), each series representing interests in the Intermediate Government Income Fund; Class J-Series 1 shares (Trust Shares), Class J-Series 2 shares (Retail A Shares) and Class J-Series 3 shares (Retail B Shares), each series representing interests in the High Quality Bond Fund; and Class L-Series 1 shares (Trust Shares), Class L-Series 2 shares (Retail A Shares) and Class L-Series 3 shares (Retail B Shares), each series representing interests in the Short-Term Bond Fund.

     Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Short-Term Bond and High Quality Bond Funds bear the fees that are paid under Galaxy's Distribution and Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

     Shareholders are entitled to one vote for each full Retail Share held, and a proportionate fractional vote for each fractional Retail Share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

     Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares of the Funds owned beneficially by Customers. Institutions may also receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

     Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.


                         DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the Distribution and Services Plan, Galaxy may pay (a) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing subaccounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annual rate of .65% of the average daily net assets attributable to the Short-Term Bond and High Quality Bond Funds' outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .15% and .15%, respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.


                  AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

     FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust

Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.


                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.


                                    EXPENSES

     Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, distribution, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.



                       PERFORMANCE AND YIELD INFORMATION

     From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

     Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature, may also be used in comparing the performance and yields of the Funds. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Funds.

     The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and analyzing the result on a semi-annual basis. A Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

     The Funds may also advertise their performance using "average annual total returns" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

     The Funds may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail A Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

     Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions to accounts of Customers that have invested in shares of a Fund will not be included in calculations of yield and performance.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of Galaxy, a particular Fund or a particular series of shares means, with respect to the approval of an investment advisory agreement, distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy, such Fund or such series of shares, or (b) 67% or more of the shares of Galaxy, such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of Galaxy, such Fund or such series of shares are represented at the meeting in person or by proxy.

                                 [RECYCLE LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

                                     GALAXY
                                 CORPORATE BOND
                                      FUND

                               FEBRUARY 29, 1996


                                   PROSPECTUS

                                  Trust Shares


FN-426 15026 (3/96) pkg. 50

                                                                           TRUST

                                THE GALAXY FUND

                              CORPORATE BOND FUND



                                   PROSPECTUS

                               FEBRUARY 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -----------------

                               TABLE OF CONTENTS

                                                                 PAGE

EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . .               2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . .               3
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . .               4
  In General  . . . . . . . . . . . . . . . . . . . .               4
  Special Risk Considerations . . . . . . . . . . . .               5
  Other Investment Policies and
     Risk Considerations  . . . . . . . . . . . . . .               6
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . .              12
PRICING OF SHARES . . . . . . . . . . . . . . . . . .              13
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . .              13
  Distributor . . . . . . . . . . . . . . . . . . . .              13
  Purchase of Shares  . . . . . . . . . . . . . . . .              14
  Purchase Procedures--Customers of
      Institutions  . . . . . . . . . . . . . . . . .              14
  Purchase Procedures--Direct Investors . . . . . . .              14
  Other Purchase Information  . . . . . . . . . . . .              15
  Redemption Procedures--Customers of
      Institutions  . . . . . . . . . . . . . . . . .              15
  Redemption Procedures--Direct
      Investors . . . . . . . . . . . . . . . . . . .              16
  Other Redemption Information  . . . . . . . . . . .              17
INFORMATION SERVICES  . . . . . . . . . . . . . . . .              17
  Galaxy Information Center . . . . . . . . . . . . .              17
  Voice Response System . . . . . . . . . . . . . . .              17
  Galaxy Shareholder Services . . . . . . . . . . . .              18
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . .              18
TAXES . . . . . . . . . . . . . . . . . . . . . . . .              18
  Federal . . . . . . . . . . . . . . . . . . . . . .              18
  State and Local . . . . . . . . . . . . . . . . . .              19
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . .              19
  Investment Adviser  . . . . . . . . . . . . . . . .              19
  Authority to Act as Investment Adviser  . . . . . .              20
  Administrator . . . . . . . . . . . . . . . . . . .              20
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . .              21
  Shareholder Services Plan . . . . . . . . . . . . .              21
  Affiliate Agreement for Sub-Account
      Services  . . . . . . . . . . . . . . . . . . .              22
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . .              22
EXPENSES  . . . . . . . . . . . . . . . . . . . . . .              23
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . .              23
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . .              24

================================================================================

                                THE GALAXY FUND

4400 Computer Drive                 For applications and information regarding
Westboro, MA 01581-5108             initial purchases and current performance,
                                    call 1-800-628-0414. For additional
                                    purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0143.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares"), which represent interests in the Corporate Bond Fund (the "Fund") offered by Galaxy.

         The Fund's investment objective is to seek a high level of current income by investing primarily in investment grade, fixed-income obligations. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. At least 65% of the Fund's total assets will be invested in obligations of private and public corporations. Under normal market and economic conditions, the Fund will invest substantially all of its assets in investment grade debt obligations rated at the time of purchase within the four highest ratings of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

         This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"). Retail A Shares will be offered under a separate Prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. As of the date of this Prospectus, however, Retail A Shares of the Fund are not being offered by Galaxy and, accordingly, those investors eligible to purchase Retail A Shares may currently purchase Trust Shares of the Fund. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights", "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors, Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                           -------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
            HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY __, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses Trust Shares of the Fund expect to incur during the current fiscal year. Examples based on the table are also shown.

                                                                CORPORATE
SHAREHOLDER TRANSACTION EXPENSES                                BOND FUND
--------------------------------                                ---------
Sales Load  . . . . . . . . . . . . . . . . . . . . . .           None
Sales Load on Reinvestment Dividends  . . . . . . . . .           None
Deferred Sales Load . . . . . . . . . . . . . . . . . .           None
Redemption Fees(1)  . . . . . . . . . . . . . . . . . .           None
Exchange Fees . . . . . . . . . . . . . . . . . . . . .           None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees (After Fee Waivers) . . . . . . . . . . .            .55%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . .           None
Other Expenses  . . . . . . . . . . . . . . . . . . . .            .38%
                                                                  ----
Total Fund Operating Expenses (After Fee Waivers) . . .            .93%
                                                                  ====

-------------

(1) Direct Investors (as defined in below "How to Purchase and Redeem Shares") are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                              1 YEAR         3 YEARS       5 YEARS       10 YEARS
                                              ------         -------       -------       --------
Corporate Bond Fund . . . . . . . . . . .       $8            $29            $50           $112

The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by the Investment Adviser, Advisory Fees would be .75% and Total Fund Operating Expenses would be 1.13% for Trust Shares of the Fund. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees charged by affiliates of Fleet Investment Advisors, Inc. or any other institution directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses distributed above.

        THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
           OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND
             RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, and
(ii) Trust Shares and Retail A Shares bear differing transfer agency expenses. The financial highlights presented below have been audited by Coopers & Lybrand, L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                              CORPORATE BOND FUND
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                          PERIOD ENDED
                                                                           OCTOBER 31,
                                                                             1995(1)
                                                                            ---------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .             $ 10.00
                                                                            -------
Income from Investment Operations:
  Net investment income (2) . . . . . . . . . . . . . . . . . .                0.61
  Net realized and unrealized gain (loss) on investments  . . .                0.74
                                                                            -------
    Total from Investment Operations: . . . . . . . . . . . . .                1.35
                                                                            -------
Less Dividends:
  Dividends from net investment income  . . . . . . . . . . . .               (0.61)
  Dividends from net realized capital gains . . . . . . . . . .                 --
                                                                            -------
    Total Dividends:  . . . . . . . . . . . . . . . . . . . . .               (0.61)
                                                                            -------
Net increase (decrease) in net asset value  . . . . . . . . . .                0.74
                                                                            -------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . .             $ 10.74
                                                                            =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . . . .               13.85%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . .             $37,391
 Ratios to average net assets:
  Net investment income including reimbursement/waiver  . . . .                6.61%(4)
  Operating expenses including reimbursement/waiver . . . . . .                1.06%(4)
  Operating expenses excluding reimbursement/waiver . . . . . .                1.26%(4)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .                 41%(3)

---------------
(1)  The Fund commenced operations on December 12, 1994.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1995 was $0.57.
(3)  Not Annualized.
(4)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

         The Fund's investment objective is to seek a high level of current income. Subject to this objective, Fleet Investment Advisors, Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet") will consider the total rate of return on securities in managing the Fund. The Fund will invest at least 65% of its total assets in corporate debt obligations, which shall mean obligations of (i) domestic or foreign business corporations, which may be convertible into common stock or other securities, or (ii) agencies, instrumentalities or authorities which are organized in corporation form by one or more states or political subdivisions in the United States or by one or more foreign governments. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. The Fund may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. debt obligations. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund may also invest in money market instruments. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         Under normal market and economic conditions, the Fund will invest substantially all (and not less than 95%) of its assets in debt obligations rated, at the time of purchase, within the four highest ratings of S&P or Moody's (or which, if unrated, are determined by the Investment Adviser to be of comparable quality), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments. Debt obligations rated in the fourth highest rating categories (BBB or Baa) possess speculative characteristics and are more susceptible than those in the top three rating categories to changes in economic or other conditions that could lead to a weakened capacity to make payments of interest and principal. In the event that the rating of any debt obligation held by the Fund falls below the four highest rating categories of S&P or Moody's, the Fund will not be obligated to dispose of such investment obligation and may continue to hold the obligation as long as (i) the value of all the debt obligations of the Fund which are rated below such four highest rating categories does not exceed 5% of the Fund's net assets, and (ii) in the opinion of the Investment Adviser, such investment is considered appropriate under the circumstances. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB or better. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         In addition, the Fund may invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risks and Considerations."

         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if the Investment Adviser fails to predict foreign currency values correctly.

         The Investment Adviser expects that under normal market conditions, the Fund's portfolio securities will have an average weighted maturity of three to ten years.

         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

         The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

         Generally, the market value of fixed income securities in the Fund can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Fund, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in the Fund's net asset value.

         Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         The Fund's investments in obligations rated below the four highest ratings of S&P and Moody's have different risks than investments in securities that are rated "investment grade." Risk of loss upon default by the issuer is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities may be particularly volatile.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Foreign Investments

         The Fund may invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations" above. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers.

         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly.

  U.S. Government Obligations and Money Market Instruments

         The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

  Types of Municipal Securities

         The two principal classifications of municipal securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Repurchase and Reverse Repurchase Agreements

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Securities Lending

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

         The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, and any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Interest Rate Futures Contracts

         The Fund may enter into contracts (both purchases and sales) which provide for the future delivery of fixed-income securities (commonly known as interest rate futures contracts). The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash and/or U.S. Government obligations, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which the Fund holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

  When-Issued, Forward Commitment and Delayed Settlement Transactions

         The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of the Investment Adviser to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

  Asset-Backed Securities

         The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

  Mortgage-Backed Securities

         The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described under "Investment Company Securities" above.

  Stripped Obligations

         To the extent consistent with its investment objective, the Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

  Bank Investment Contracts

         The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

  Zero Coupon Bonds

         Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

         A broker/dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a U.S. Government agency or a corporation in zero coupon form.

  Portfolio Turnover

         The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater





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transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for Federal income tax purposes. See "Taxes -- Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

                 1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                 2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing.

                 3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                 4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

         With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 15% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

         Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Distributor has established several procedures to enable different types of investors to purchase Trust Shares of the Fund. Trust Shares may be purchased by investors ("Customers") who maintain qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., who are participants in employer-sponsored defined contribution plans, or who are customers of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers (collectively, "Institutions"). Trust Shares of the Fund may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others ("Direct Investors"). Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures.

PURCHASE PROCEDURES -- CUSTOMERS OF INSTITUTIONS

         Purchase orders for Trust Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Trust Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Trust Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Trust Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Trust Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Trust Shares through their Institution should contact such entity (in the case of employee plans, their employer) directly for appropriate purchase instructions.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by the Institutions to their Customers. Information pertaining to such plans is available directly from the Institution.

PURCHASE PROCEDURES -- DIRECT INVESTORS

         Purchases by Mail. Trust Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund to:

                                  The Galaxy Fund
                                  P.O. Box 15108
                                  4400 Computer Drive
                                  Westboro, MA 01581-5108

         All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at 1-800-628-0414.

         Subsequent investments in an existing account may be made at any time by sending a check payable to the Fund to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

         Purchases by Wire. Direct Investors may also purchase Trust Shares of the Fund by arranging to transmit Federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), Galaxy's transfer agent. Such purchases may only be made on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business. Prior to making any purchase by wire, an investor must telephone 1-800-628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

                                  Fleet Bank of Massachusetts, N.A.
                                  75 State Street
                                  Boston, MA 02109
                                  ABA # 0110-0013-8
                                  DDA # 79673-5702
                                  Ref:  The Galaxy Fund
                                        Shareholder Name
                                        Shareholder Account Number

         Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling the Distributor at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received. Direct Investors making subsequent investments by wire should follow the instructions above.

OTHER PURCHASE INFORMATION

         Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares of the Fund, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.

         Effective Time of Purchases. A purchase order for Trust Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned.

REDEMPTION PROCEDURES -- CUSTOMERS OF INSTITUTIONS

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their Institution. It is the responsibility of the Institution to transmit redemption orders to the

Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the third Business Day to the Institution. However, Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

REDEMPTION PROCEDURES -- DIRECT INVESTORS

         Redemption by Mail. Trust Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

                                  The Galaxy Fund
                                  P.O. Box 15108
                                  4400 Computer Drive
                                  Westboro, MA 01581-5108

         A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Trust Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian),
(ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. The Distributor will not accept guarantees from notaries public. The Distributor may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Distributor receives all required documents in proper form. The Fund ordinarily will make payment for Trust Shares redeemed by mail within three Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at 1-800-628-0413.

         Redemption by Telephone. Direct Investors may redeem Trust Shares by calling 1-800-628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

         Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Trust Shares by instructing the Distributor by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. The Distributor charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Distributor. To request redemption of Trust Shares by wire, Direct Investors should call the Distributor at (800) 628-0413.

         In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

         Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Trust Shares by wire or telephone may be modified or terminated at any time by Galaxy or the Distributor. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

         No redemption by a Direct Investor will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

         If any portion of the Trust Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until the Distributor is reasonably satisfied that the check has been collected which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Trust Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

OTHER REDEMPTION INFORMATION

         If an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Trust Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

                              INFORMATION SERVICES

GALAXY INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE

         The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7days a week. To access the Galaxy Information Center Automated Telephone Service, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM

         The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described above under "How To Purchase and Redeem Shares." To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES

         For account information, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

         Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

         Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

         Investment returns and principal values will vary with market conditions so that an investor's Trust Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers of Institutions will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

         Distribution by the Fund of the excess of net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

         The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

         Investors are advised to contact their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         The Fund's portfolio manager, David Lindsay, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lindsay, a Senior Vice President and Chief Bond Plus Investment Officer, has been with Fleet and its predecessors since 1986 and has been the Fund's portfolio manager since its inception.

         For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund. The fee for the Fund is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the period from December 12, 1994 (commencement of operations) to October 31, 1995, Fleet received advisory fees at the effective annual rate of 0.55% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180 serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the period from December 12, 1994 (commencement of operations) to October 31, 1995, the Fund paid FDISG administration fees at the effective annual rate of 0.088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series in the Fund as follows:
Class T-Series 1 shares (Trust Shares) and Class T-Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414. As of the date of this Prospectus, Retail A Shares of the Fund are not being offered to investors.

         Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreeements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such
Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as the Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 01581-5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature, may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for the Trust Shares and Retail A Shares of the Fund.

         The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Fund may also advertise its performance using "average annual total returns," over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

         Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

         Any additional fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

[GALAXY FUNDS LOGO]

TAX-EXEMPT BOND FUND
NEW YORK MUNICIPAL BOND FUND
CONNECTICUT MUNICIPAL BOND FUND
MASSACHUSETTS MUNICIPAL BOND FUND
RHODE ISLAND MUNICIPAL BOND FUND


[GALAXY LOGO]

FN-17015040(3/96) pkg.50                                       February 29, 1996

                                                                           TRUST

                                THE GALAXY FUND

                              TAX-EXEMPT BOND FUND
                          NEW YORK MUNICIPAL BOND FUND
                        CONNECTICUT MUNICIPAL BOND FUND
                       MASSACHUSETTS MUNICIPAL BOND FUND
                        RHODE ISLAND MUNICIPAL BOND FUND

                                   PROSPECTUS

                               FEBRUARY 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                        ----------------------------
                              TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . .      3
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . .      4
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . .     10
   Tax-Exempt Bond Fund   . . . . . . . . . . . . . . . . . . .     10
   New York Municipal Bond Fund   . . . . . . . . . . . . . . .     10
   Connecticut Municipal Bond Fund  . . . . . . . . . . . . . .     11
   Massachusetts Municipal Bond Fund  . . . . . . . . . . . . .     13
   Rhode Island Municipal Bond Fund   . . . . . . . . . . . . .     14
   Special Considerations and Risks   . . . . . . . . . . . . .     15
   Other Investment Policies and
     Risk Considerations  . . . . . . . . . . . . . . . . . . .     17
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . .     24
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . . .     25
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . .     25
   Distributor  . . . . . . . . . . . . . . . . . . . . . . . .     25
   Purchase of Shares   . . . . . . . . . . . . . . . . . . . .     25
   Redemption of Shares   . . . . . . . . . . . . . . . . . . .     26
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . .     27
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
   Federal  . . . . . . . . . . . . . . . . . . . . . . . . . .     27
   State and Local  . . . . . . . . . . . . . . . . . . . . . .     28
   Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . .     29
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . .     29
   Investment Adviser   . . . . . . . . . . . . . . . . . . . .     29
   Authority to Act as Investment Adviser   . . . . . . . . . .     30
   Administrator  . . . . . . . . . . . . . . . . . . . . . . .     30
DESCRIPTION OF GALAXY AND ITS
   SHARES   . . . . . . . . . . . . . . . . . . . . . . . . . .     31
   Shareholder Services Plan  . . . . . . . . . . . . . . . . .     32
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . .     32
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . .     33
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .     34

================================================================================

                                THE GALAXY FUND

4400 Computer Drive                   For applications and information
Westboro, Massachusetts 01581-5108    regarding initial purchases and current
                                      performance, call 1-800-628-0414. For
                                      additional purchases, redemptions,
                                      exchanges and other shareholder services, call 1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes five series of Galaxy's shares (collectively, the "Trust Shares") which represent interests in five separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

         The TAX-EXEMPT BOND FUND'S investment objective is to provide shareholders with as high a level of current interest income free of Federal income tax as is consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in bonds and notes issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

         The NEW YORK MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in New York Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940 (the "1940 Act").

         The CONNECTICUT MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Connecticut Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the 1940 Act.

         The MASSACHUSETTS MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Massachusetts personal income taxes as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Massachusetts Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the 1940 Act.

         The RHODE ISLAND MUNICIPAL BOND FUND'S investment objective is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Rhode Island Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the 1940 Act.

         This prospectus describes Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, and two additional series of shares, Retail A Shares and Retail B Shares, in the Tax-Exempt Bond Fund (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors. See "Financial Highlights", "Management of the Funds" and Description of Galaxy and Its Shares" herein.

         Each of the Funds is advised by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet") and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                         --------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
            HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                                             NEW YORK       CONNECTICUT    MASSACHUSETTS   RHODE ISLAND
                                            TAX-EXEMPT       MUNICIPAL       MUNICIPAL       MUNICIPAL       MUNICIPAL
SHAREHOLDER TRANSACTION EXPENSES             BOND FUND       BOND FUND       BOND FUND       BOND FUND       BOND FUND
--------------------------------            ----------      ----------     ------------    ------------    ------------
Sales Load  . . . . . . . . . . . . . .         None            None            None             None            None
Sales Load on Reinvested Dividends  . .         None            None            None             None            None
Deferred Sales Load . . . . . . . . . .         None            None            None             None            None
Redemption Fees . . . . . . . . . . . .         None            None            None             None            None
Exchange Fees . . . . . . . . . . . . .         None            None            None             None            None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees
  (After Fee Waivers) . . . . . . . . .         .55%            .55%            .25%             .25%            .25%
12b-1 Fees  . . . . . . . . . . . . . .         None            None            None             None            None
Other Expenses (After Expense
  Reimbursements) . . . . . . . . . . .         .15%            .17%            .48%             .48%            .70%
                                               -----           -----           -----            -----           -----
Total Fund Operating Expenses
  (After Fee Waivers and
  Expense Reimbursements) . . . . . . .         .70%            .72%            .73%             .73%            .95%
                                               =====           =====           =====            =====           =====

---------------
EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                         1 YEAR      3 YEARS     5 YEARS   10 YEARS
                                                                         ------      -------     -------   --------
Tax-Exempt Bond Fund  . . . . . . . . . . . . . . . . . . . . . . .         $7          $22         $38        $85
New York Municipal Bond Fund  . . . . . . . . . . . . . . . . . . .         $7          $23         $39        $88
Connecticut Municipal Bond Fund   . . . . . . . . . . . . . . . . .         $7          $23         $40        $89
Massachusetts Municipal Bond Fund   . . . . . . . . . . . . . . . .         $7          $23         $40        $89
Rhode Island Municipal Bond Fund  . . . . . . . . . . . . . . . . .        $10          $30         $52       $114

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Trust Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to Trust Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds is based on expenses incurred by these Funds during the last fiscal year, restated to reflect the expenses each Fund expects to incur during the current fiscal year on its Trust Shares. Information contained in the Expense Summary and Example with respect to Trust Shares of the Rhode Island Municipal Bond Fund is based on expenses the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers and expense reimbursements by the Investment Adviser and/or Administrator, "Advisory Fees" would be .75%, .75%, .75%, .75% and .75%, Other Expenses would be .21%, .32%, .56%, .53% and .85% and Total Fund Operating Expenses would be .96%, 1.07%, 1.31%, 1.28% and 1.60% for Trust Shares of the Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, respectively. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Trust Shares in each Fund. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in the New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, and two additional series of shares, Retail A Shares and Retail B Shares, in the Tax-Exempt Bond Fund. As described below under "Description of Galaxy and Its Shares", Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in a Fund except that (i) effective October 1, 1994 Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Tax-Exempt Bond Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and
(iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses. Retail Shares are offered under a separate prospectus.

         The financial highlights presented below for the fiscal year ended October 31, 1995, and prior periods for the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds, have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Funds. As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund had not yet been offered to investors. Information in the financial highlights for the Rhode Island Municipal Bond Fund sets forth certain historic investment results of Retail A Shares of the Fund and is intended to provide investors with a perspective as to that Fund's financial history. More information about the performance of the Funds is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                            TAX-EXEMPT BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                1995            1994
                                                               ----------------------        YEAR ENDED           PERIOD ENDED
                                                                    TRUST SHARES         OCTOBER 31, 1993(2)  OCTOBER 31, 1992(1,2)
                                                               ----------------------    -------------------  ---------------------
Net Asset Value, Beginning of Period  . . . . . . . . .        $  9.99        $ 11.12           $ 10.11               $ 10.00
                                                               -------        -------           -------               -------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . . .           0.54           0.53              0.54                  0.34
   Net realized and unrealized
    gain/(loss) on investments  . . . . . . . . . . . .           0.79          (1.04)             1.01                  0.11
                                                               -------        -------           -------               -------
            Total From Investment Operations  . . . . .           1.33          (0.51)             1.55                  0.45
                                                               -------        -------           -------               -------
Less Dividends:
   Dividends from net investment income . . . . . . . .          (0.54)         (0.53)            (0.54)                (0.34)
   Dividends from net realized capital gains  . . . . .             --             --                --                    --
   Dividends in excess of net realized capital gains  .             --          (0.09)               --                    --
                                                               -------        -------           -------               -------
            Total Dividends:  . . . . . . . . . . . . .          (0.54)         (0.62)            (0.54)                (0.34)
                                                               -------        -------           -------               -------
Net increase/(decrease) in net asset value  . . . . . .           0.79          (1.13)             1.01                  0.11
                                                               -------        -------           -------               -------
Net Asset Value, End of Period  . . . . . . . . . . . .        $ 10.78        $  9.99           $ 11.12               $ 10.11
                                                               =======        =======           =======               =======
Total Return  . . . . . . . . . . . . . . . . . . . . .          13.62%         (4.75%)           15.63%                 4.55%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . .        $91,740        $91,647          $144,048               $15,891
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver  . . . . . . . . . . . . . .           5.18%          5.01%             5.00%                 5.03%(6)
   Operating expenses including
      reimbursement/waiver  . . . . . . . . . . . . . .           0.72%          0.78%             0.64%                 0.42%(6)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . . . . . . . .           0.97%          1.00%             1.08%                 2.15%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . .             11%            17%               38%                   11%(5)

---------------
(1)  The Fund commenced operations on December 30, 1991.

(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

(3) Net investment income per share for Trust Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.51 and $0.50, respectively.

(4) Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.49 and $0.23, respectively.

(5)  Not Annualized.

(6)  Annualized.

                        NEW YORK MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                1995            1994
                                                               ----------------------        YEAR ENDED           PERIOD ENDED
                                                                    TRUST SHARES         OCTOBER 31, 1993(2)  OCTOBER 31, 1992(1,2)
                                                               ----------------------    -------------------  ---------------------
Net Asset Value, Beginning of Period  . . . . . . . .          $  9.89        $ 11.04           $ 10.00               $ 10.00
                                                               -------        -------           -------               -------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . .             0.51           0.49              0.50                  0.38
   Net realized and unrealized gain/(loss) on
      investments . . . . . . . . . . . . . . . . . .             0.89          (1.15)             1.04                    --
                                                               -------        -------           -------               -------
            Total From Investment Operations  . . . .             1.40          (0.66)             1.54                  0.38
                                                               -------        -------           -------               -------
Less Dividends:
   Dividends from net investment income . . . . . . .            (0.51)         (0.49)            (0.50)                (0.38)
   Dividends from net realized capital gains  . . . .               --             --                --                    --
                                                               -------        -------           -------               -------
            Total Dividends:  . . . . . . . . . . . .            (0.51)         0.49              (0.50)                (0.38)
                                                               -------        -------           -------               -------
Net increase/(decrease) in net asset value  . . . . .             0.89          (1.15)             1.04                    --
                                                               -------        -------           -------               -------
Net Asset Value, End of Period  . . . . . . . . . . .          $ 10.78        $  9.89           $ 11.04               $ 10.00
                                                               =======        =======           =======               =======
Total Return  . . . . . . . . . . . . . . . . . . . .            14.23%         (6.14%)           15.66%                 3.83%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . .          $23,077        $24,209           $70,242               $20,144
Ratios to average net assets:
   Net investment income including:
     reimbursement/waiver . . . . . . . . . . . . . .             4.91%          4.64%             4.54%                 5.22%(6)
   Operating expenses including
     reimbursement/waiver . . . . . . . . . . . . . .             0.74%          0.87%             0.87%                 0.65%(6)
   Operating expenses excluding
     reimbursement/waiver . . . . . . . . . . . . . .             1.07%          1.08%             1.19%                 1.70%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . .                5%            18%                3%                   19%(5)

---------------
(1)  The Fund commenced operations on December 31, 1991.

(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

(3) Net investment income per share for Trust Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.48 and $0.47, respectively.

(4) Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.47 and $0.30, respectively.

(5)  Not Annualized.

(6)  Annualized.

                       CONNECTICUT MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                1995            1994
                                                                ---------------------       PERIOD ENDED
                                                                    TRUST SHARES        OCTOBER 31, 1993(1,2)
                                                                ---------------------   ---------------------
Net Asset Value, Beginning of Period  . . . . . . . . . . .     $ 9.22         $10.32           $ 10.00
                                                                ------         ------           -------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . . . . .       0.46           0.46              0.25
   Net realized and unrealized gain/(loss) on investments .       0.91          (1.10)             0.32
                                                                ------         ------           -------
          Total From Investment Operations  . . . . . . . .       1.37          (0.64)             0.57
                                                                ------         ------           -------
Less Dividends:
   Dividends from net investment income . . . . . . . . . .      (0.46)         (0.46)            (0.25)
   Dividends from net realized capital gains  . . . . . . .         --             --                --
                                                                ------         ------           -------
          Total Dividends:  . . . . . . . . . . . . . . . .      (0.46)         (0.46)            (0.25)
                                                                ------         ------           -------
Net increase/(decrease) in net asset value  . . . . . . . .      0.91           (1.10)             0.32
                                                                ------         ------           -------
Net Asset Value, End of Period  . . . . . . . . . . . . . .     $10.13         $ 9.22           $ 10.32
                                                                ======         ======           =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . .      15.21%         (6.37%)            5.80%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .     $4,083         $4,419           $18,771
Ratios to average net assets:
   Net investment income including reimbursement/waiver           4.76%          4.66%             4.30%(6)
   Operating expenses including reimbursement/waiver              0.45%          0.23%             0.00%(6)
   Operating expenses excluding reimbursement/waiver              1.24%          1.41%             1.73%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .          7%             4%                7%(5)

---------------
(1)  The Fund commenced operations on March 16, 1993.

(2) For periods prior to the year ended October 31, 1994 the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

(3) Net investment income per share for Trust Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.38 and $0.35, respectively.

(4) Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the period ended October 31, 1993 was $0.15.

(5)  Not Annualized.

(6)  Annualized.

                      MASSACHUSETTS MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                1995            1994
                                                                ---------------------       PERIOD ENDED
                                                                    TRUST SHARES        OCTOBER 31, 1993(1,2)
                                                                ---------------------   ---------------------
Net Asset Value, Beginning of Period  . . . . . . . .           $ 9.12         $10.24           $ 10.00
                                                                ------         ------           -------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . .             0.45           0.48              0.29
   Net realized and unrealized
    gain/(loss) on investments  . . . . . . . . . . .             0.86          (1.12)             0.24
                                                                ------         ------           -------
           Total From Investment Operations . . . . .             1.31          (0.64)             0.53
                                                                ------         ------           -------
Less Dividends:
   Dividends from net investment income . . . . . . .            (0.45)         (0.48)            (0.29)
   Dividends from net realized capital gains  . . . .               --             --                --
                                                                ------         ------           -------
           Total Dividends: . . . . . . . . . . . . .            (0.45)         (0.48)            (0.29)
                                                                ------         ------           -------
Net increase/(decrease) in net asset value  . . . . .             0.86          (1.12)             0.24
                                                                ------         ------           -------
Net Asset Value, End of Period  . . . . . . . . . . .           $ 9.98         $ 9.12           $ 10.24
                                                                ======         ======           =======
Total Return  . . . . . . . . . . . . . . . . . . . .            14.72%         (6.46%)            5.42%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . .           $7,607         $5,617           $20,121
Ratios to average net assets:
   Net investment income including reimbursement/waiver           4.73%          4.89%             4.87%(6)
   Operating expenses including reimbursement/waiver              0.52%          0.33%             0.05%(6)
   Operating expenses excluding reimbursement/waiver              1.31%          1.41%             1.82%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . .               19%            11%                0%(5)

---------------
(1)  The Fund commenced operations on March 12, 1993.

(2) For periods prior to the year ended October 31, 1994 the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

(3) Net investment income per share for Trust Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.38 and $0.38, respectively.

(4) Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the period ended October 31, 1993 was $0.18.

(5)  Not annualized.

(6)  Annualized.

                        RHODE ISLAND MUNICIPAL BOND FUND
             (FOR A RETAIL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                            PERIOD ENDED
                                                         OCTOBER 31, 1995(1)
                                                         -------------------
Net Asset Value, Beginning of Period  . . . . . . . .          $ 10.00
                                                               -------
Income From Investment Operations:
   Net Investment Income(2) . . . . . . . . . . . . .             0.44
   Net realized and unrealized gain (loss) on investments         0.67
                                                               -------
           Total From Investment Operations . . . . .             1.11
                                                               -------
Less Dividends:
   Dividends from net investment income . . . . . . .            (0.44)
   Dividends from net realized capital gains  . . . .               --
                                                               -------
           Total Dividends: . . . . . . . . . . . . .            (0.44)
                                                               -------
Net increase (decrease) in net asset value  . . . . .             0.67
                                                               -------
Net Asset Value, End of Period  . . . . . . . . . . .          $ 10.67
                                                               =======
Total Return  . . . . . . . . . . . . . . . . . . . .            11.29%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . .          $10,850
Ratios to average net assets:
   Net investment income including reimbursement/waiver           5.13%(4)
   Operating expenses including reimbursement/waiver              0.40%(4)
   Operating expenses excluding reimbursement/waiver              2.25%(4)
Portfolio Turnover Rate . . . . . . . . . . . . . . .               34%(3)

---------------
(1) The Fund commenced operations on December 20, 1994. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares".

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1995 was $0.28.

(3)  Not annualized.

(4)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

         Fleet Investment Advisors, Inc., the Funds' investment adviser (the "Investment Adviser" or "Fleet"), will use its best efforts to achieve each Fund's investment objective, although their achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

TAX-EXEMPT BOND FUND

         The Tax-Exempt Bond Fund's investment objective is to provide shareholders with as high a level of current interest income free of Federal income tax as is consistent with preservation of capital. To achieve this objective, the Fund will invest substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the Fund's investment objective.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities, primarily bonds (at least 65% under normal market conditions). Municipal Securities will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; or (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special
Considerations and Risks" and "Other Investment Policies and Risk
Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.


NEW YORK MUNICIPAL BOND FUND

         The New York Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in New York Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, at least 65% of the Fund's assets will be invested in debt securities of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal, New York State and New York City personal income taxes ("New York Municipal Securities"). See "Special Considerations and Risks -- New York Municipal Bond Fund" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular Federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

         Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special
Considerations and Risks" and "Other Investment Policies and Risk
Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.


CONNECTICUT MUNICIPAL BOND FUND

         The Connecticut Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Connecticut Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of Connecticut and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, at least 65% of the Fund's assets will be invested in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut, and certain other governmental issuers such as Puerto Rico, the interest on the obligations of which is exempt from Connecticut personal income taxes by virtue of Federal law ("Connecticut Municipal Securities"). See "Special Considerations and Risks -- Connecticut Municipal Bond Fund" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular Federal income tax but subject to Connecticut personal income tax. See "Taxes" below.

         Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special
Considerations and Risks" and "Other Investment Policies and Risk
Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

MASSACHUSETTS MUNICIPAL BOND FUND





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         The Massachusetts Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Massachusetts Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, at least 65% of the Fund's assets will be invested in debt securities of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Massachusetts personal income taxes ("Massachusetts Municipal Securities"). See "Special Considerations and Risks -- Massachusetts Municipal Bond Fund" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular Federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

         Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special
Considerations and Risks" and "Other Investment Policies and Risk
Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND





                                       13
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         The Rhode Island Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Rhode Island Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of Rhode Island and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, at least 65% of the Fund's assets will be invested in debt securities of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Special Considerations and Risks -- Rhode Island Municipal Bond Fund" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular Federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

         Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.





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
SPECIAL CONSIDERATIONS AND RISKS


     In General

         Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

         Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues of similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         The New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified investment companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.


     New York Municipal Bond Fund

         The New York Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

         Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Securities has more recently had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by others. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Prospectus no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

         Other considerations affecting the Fund's investments in New York Municipal Securities are summarized in the Statement of Additional Information.


     Connecticut Municipal Bond Fund

         The Connecticut Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Connecticut Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Connecticut Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically affecting the ability of issuers of Connecticut Municipal Securities to meet their obligations.

         Fiscal stress is reflected in the State's economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since fiscal 1987-88, a cumulative general fund deficit for fiscal 1990-91 of over $965 million, and uncertainty concerning the solutions for these imbalances. Accumulated surpluses in a budget stabilization fund created in 1983 to protect against future deficit problems were exhausted in 1990. The lack of a contingency fund balance, combined with reduced revenue-raising flexibility in the near term, places additional constraints on managing these financial problems and any others that may arise. As a result of the recent recurring budgetary problems, Connecticut's general obligation bonds were downgraded by S&P from AA+ to AA in April 1990 and, in September 1991, to AA-; by Moody's from Aa1 to Aa in April 1990; and by Fitch Investors Service, L.P. from AA+ to AA in March 1995.

         Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowings costs, and impairment of their ability to pay debt service on their obligations.

         Other considerations affecting the Fund's investments in Connecticut Municipal Securities are summarized in the Statement of Additional Information.


     Massachusetts Municipal Bond Fund

         The Massachusetts Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within

Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.


     Rhode Island Municipal Bond Fund

         The Rhode Island Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     U.S. Government Obligations and Money Market Instruments

         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


     Types of Municipal Securities

         The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.


     Variable and Floating Rate Municipal Securities

         Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.


     Private Activity Bonds

         Each Fund may invest in "private activity bonds" the interest on which, although exempt from regular Federal income tax, may constitute an item of tax preference for purposes of the Federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

         Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


     Repurchase and Reverse Repurchase Agreements

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


     Securities Lending

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.


     Investment Company Securities

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.


     Custodial Receipts and Certificates of Participation

         Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from Federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, the Investment Adviser will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest.
As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its





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investment portfolio or upon a default (if permitted under the terms of the instrument).


     Futures Contracts

         Each Fund, except the Tax-Exempt Bond Fund, may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

         Each Fund, except the Tax-Exempt Bond Fund, may also enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

         The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash and/or U.S. Government obligations, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which they hold or intend to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in the Statement of Additional Information and in Appendix B thereto.


     When-Issued, Forward Commitment and Delayed Settlement Transactions

         Each of the Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each of the Funds may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of the Investment Adviser to manage the Fund may be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.


     Stand-By Commitments

         The Funds may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities.) Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.


     Asset-Backed Securities

         Each Fund, except the Tax-Exempt Bond Fund, may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.


     Mortgage-Backed Securities

         Each Fund, except the Tax-Exempt Bond Fund, may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgaged-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described under "Investment Company Securities" above.


     Guaranteed Investment Contracts

         Each Fund, except the Tax-Exempt Bond Fund, may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


     Bank Investment Contracts

         Each Fund, except the Tax-Exempt Bond Fund, may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


     Portfolio Turnover

         Each Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes -- Federal."


                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         No Fund may:

                  1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                  2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                  3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                  4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.
         S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

         In addition, the Tax-Exempt Bond Fund may not:

                  5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         In addition, the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

                  6. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

                  With respect to Investment Limitation No. 2 above, each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.


                               PRICING OF SHARES

         Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days"). As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors.

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that Galaxy's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Funds and share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by its Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.


REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at their Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired the following Business Day to the Institution. Payment for redemption orders which are received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.


                                     TAXES

FEDERAL

         Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of each Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt interest dividends) may be treated by the Funds' shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

         If a Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Trust Shares generally is not deductible for federal income tax purposes.

         Dividends from a Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Trust Shares of the Funds.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         Investors considering buying shares of a Fund on or just before the record date of a capital gain distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.


STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes) derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry Shares of the Fund is not deductible for New York State or New York City personal income tax purposes.

         Dividends paid by the Connecticut Municipal Bond Fund that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut personal income tax to the extent that they are derived from Connecticut Municipal Securities. Other Fund dividends and distributions, whether received in cash or additional Trust Shares, are subject to this tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions or other public entities created under Connecticut law are not subject to the tax. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay federal alternative minimum tax. Dividends by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax within the State of Connecticut or its political subdivisions.

         Distributions by the Massachusetts Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities, or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Trust Shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

         The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Trust Shares of the Fund. Any loss realized from the redemption of Fund shares within six months after the purchase of such shares will be disallowed for Rhode Island personal income tax purposes to the extent of exempt interest dividends received on such shares.

         The Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island, and the Rhode Island business corporation sur-tax. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.


MISCELLANEOUS

         The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences, and with respect to shareholders of the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax, and Rhode Island personal income tax, consequences, respectively, of distributions made each year.


                            MANAGEMENT OF THE FUNDS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' Statement of Additional Information contains the names of and general background information concerning the Trustees.


INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         The Tax-Exempt Bond Fund's portfolio manager, Mary McGoldrick, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. McGoldrick, a Vice President and member of the Investment Policy Committee, has been with Fleet and its predecessors since June 1988 and has managed the Fund since its inception.

         Effective March 1, 1996, Ms. McGoldrick will assume responsibility for the management of the investment portfolios of the New York Municipal Bond, Conneticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         For the services provided and expenses assumed with respect to the Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of each Fund. The fee for the Funds is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive an advisory fee at the annual rate of .55% of each Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective rates of .48%, .38%, .14% and .08%, respectively, of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds' average daily net assets.


AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, FDISG received administration fees (after fee waivers) at the effective rates of .088%, .088%, 0% and 0% of the average daily net assets of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds, respectively. For the period from December 20, 1994 (commencement of operations) to October 31, 1995, FDISG received administration fees at the effective rate of .086% of the Rhode Island Municipal Bond Fund's average daily net assets.


                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows: Class M-Series 1 shares (Trust Shares), Class M-Series 2 shares (Retail A Shares) and Class M-Series 3 shares (Retail B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O-Series 1 shares (Trust Shares) and Class O-Series 2 shares (Retail A Shares), each series representing interests in the New York Municipal Bond Fund; Class P-Series 1 shares (Trust Shares) and Class P-Series 2 shares (Retail A Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q-Series 1 shares (Trust Shares) and Class Q-Series 2 shares (Retail A Shares), each series representing interests in the Massachusetts Municipal Bond Fund, and Class R-Series 1 shares (Trust Shares) and Class R-Series 2 shares (Retail A Shares), each series representing interests in the Rhode Island Municipal Bond Fund. The Tax-Exempt Bond Fund is classified as a diversified company and the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Tax-Exempt Bond Fund bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .80% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Funds are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Tax-Exempt Bond Fund are sold with a maximum contingent deferred sales charge of 5.0%. Retail A and Retail B Shares have certain exchange and other privileges which are not available to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.


SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares owned beneficially by their Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers:
providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.


                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440

Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.


                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations, including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, distribution, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or publications of a local or regional nature, may also be used in comparing the performance and yields of the Funds. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Funds.

         The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. A Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to a Fund's tax-free yield. It is calculated by increasing a Fund's yield (calculated as above) by the amount necessary to reflect the payment of income taxes at stated tax rates. The tax-equivalent yield will always be higher than a Fund's yield.

         The Funds may also advertise their performance using "average annual total returns" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

         Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

         Any additional fees charged directly by Institutions to accounts of Customers that have invested in Trust Shares of a Fund will not be included in calculations of yield and performance.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of Galaxy or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or such Fund, or (b) 67% or more of the shares of Galaxy or such Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or such Fund are represented at the meeting in person or by proxy.





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                                THE GALAXY FUND

4400 Computer Drive                         For applications and information
Westboro, Massachusetts 01581-5108          regarding initial purchases
                                            and current performance, call
                                            1-800-628-0414. For
                                            additional purchases,
                                            redemptions, exchanges and
                                            other shareholder services,
                                            call 1-800-628-0413.


For applications and information regarding initial purchases and current performance, call 1-800-628-0414. For additional purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0413.

   The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to five separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

   The TAX-EXEMPT BOND FUND's investment objective is to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in bonds and notes issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

   The NEW YORK MUNICIPAL BOND FUND's investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in New York Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940 (the "1940 Act").

   The CONNECTICUT MUNICIPAL BOND FUND's investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Connecticut Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the 1940 Act.

   The MASSACHUSETTS MUNICIPAL BOND FUND's investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income taxes as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Massachusetts Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the 1940 Act.

   The RHODE ISLAND MUNICIPAL BOND FUND's investment objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Rhode Island Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the 1940 Act.

   This prospectus relates to the Retail A Shares representing interests in each Fund and to the Retail B Shares representing interests in the Tax-Exempt Bond Fund (Retail A Shares and Retail B Shares are referred to collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. As of the date of this Prospectus, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors. See "Financial Highlights", "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

   Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

   This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THEPRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

===============================================================================
   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          ---------------------------

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . .       1
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . .       3
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . .       4
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . .      10
  Tax-Exempt Bond Fund  . . . . . . . . . . . . . . . . . . .      10
  New York Municipal Bond Fund  . . . . . . . . . . . . . . .      10
Connecticut Municipal Bond Fund . . . . . . . . . . . . . . .      11
  Massachusetts Municipal Bond Fund   . . . . . . . . . . . .      12
  Rhode Island Municipal Bond Fund  . . . . . . . . . . . . .      12
  Special Considerations and Risks  . . . . . . . . . . . . .      13
  Other Investment Policies and Risk Considerations . . . . .      15
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . .      19
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . .      20
HOW TO PURCHASE SHARES  . . . . . . . . . . . . . . . . . . .      20
  Distributor . . . . . . . . . . . . . . . . . . . . . . . .      20
  General   . . . . . . . . . . . . . . . . . . . . . . . . .      20
  Purchase Procedures -- Customers of
    Institutions  . . . . . . . . . . . . . . . . . . . . . .      20
  Purchase Procedures -- Direct Investors   . . . . . . . . .      21
  Other Purchase Information  . . . . . . . . . . . . . . . .      21
  Applicable Sales Charges -- Retail A Shares   . . . . . . .      21
  Quantity Discounts  . . . . . . . . . . . . . . . . . . . .      22
  Applicable Sales Charges -- Retail B Shares   . . . . . . .      23
  Characteristics of Retail A Shares and
    Retail B Shares   . . . . . . . . . . . . . . . . . . . .      24
  Factors to Consider When Selecting Retail
    A Shares or Retail B Shares . . . . . . . . . . . . . . .      24
HOW TO REDEEM SHARES  . . . . . . . . . . . . . . . . . . . .      25
  Redemption Procedures -- Customers of
    Institutions  . . . . . . . . . . . . . . . . . . . . . .      25
  Redemption Procedures -- Direct Investors . . . . . . . . .      25
  Other Redemption Information  . . . . . . . . . . . . . . .      26
INVESTOR PROGRAMS . . . . . . . . . . . . . . . . . . . . . .      26
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . .      26
  Automatic Investment Program
    and Systematic Withdrawal Plan  . . . . . . . . . . . . .      27
  Payroll Deduction Program . . . . . . . . . . . . . . . . .      27
  College Investment Program  . . . . . . . . . . . . . . . .      28
  Direct Deposit Program  . . . . . . . . . . . . . . . . . .      28
INFORMATION SERVICES  . . . . . . . . . . . . . . . . . . . .      28
  Galaxy Information Center . . . . . . . . . . . . . . . . .      28
  Voice Response System   . . . . . . . . . . . . . . . . . .      28
  Galaxy Shareholder Services . . . . . . . . . . . . . . . .      28
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . .      28
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . .      29
  State and Local   . . . . . . . . . . . . . . . . . . . . .      29
  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .      30
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . .      30
  Investment Adviser  . . . . . . . . . . . . . . . . . . . .      30
  Authority to Act as Investment Adviser  . . . . . . . . . .      31
  Administrator . . . . . . . . . . . . . . . . . . . . . . .      31
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . . .      31
  Shareholder Services Plan   . . . . . . . . . . . . . . . .      32
  Distribution and Services Plan  . . . . . . . . . . . . . .      32
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . .      33
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . .      33
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . .      33
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .      34

                                   HIGHLIGHTS

   Q:  What is The Galaxy Fund?

   A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's TAX-EXEMPT BOND FUND, NEW YORK MUNICIPAL BOND FUND, CONNECTICUT MUNICIPAL BOND FUND, MASSACHUSETTS MUNICIPAL BOND FUND and RHODE ISLAND MUNICIPAL BOND FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL
COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND and HIGH QUALITY BOND FUNDS may be obtained by calling 1-800-628-0414.

   Q:  Who advises the Funds?

   A: The Funds are managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1995 of approximately $84.8 billion. See "Management of the Funds -- Investment Adviser."

   Q:  What advantages do the Funds offer?

   A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

   Q:  How can I buy and redeem shares?

   A: The Funds are distributed by 440 Financial Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such shares. Retail B Shares of the Tax-Exempt Bond Fund may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or
(ii) the original purchase price of the redeemed shares. Retail B Shares are currently subject to shareholder servicing and distribution fees of up to .80% of the average daily net asset value of such shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below in "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares -- Other Purchase Information" below.

   Q:  When are dividends paid?

   A: The net investment income of the Funds is declared daily and paid monthly. Net realized capital gains of the Funds are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares that they own without sales or CDSC charges. See "Dividends and Distributions."

   Q:  What potential risks are presented by the Funds' investment practices?

   A: The Tax-Exempt Bond Fund invests primarily in Municipal Securities rated within the three highest ratings of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") and the New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund invest primarily in New York Municipal Securities, Connecticut Municipal Securities, Massachusetts Municipal Securities and Rhode Island Municipal Securities, respectively, rated within the three highest ratings of S&P or Moody's. Because the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in New York Municipal Securities, Connecticut Municipal Securities, Massachusetts Municipal Securities and Rhode Island Municipal Securities, respectively, the achievement of their investment objectives is dependent upon the ability of the issuers of such Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are non-diversified, their investment return may be dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. In addition, each Fund except the Tax-Exempt Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts. The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. In addition, the Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies."

   Q:  What shareholder privileges are offered by the Funds?

   A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Tax-Exempt Bond Fund may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to sales or additional CDSC charges. Galaxy offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares on a monthly or quarterly basis, as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

   Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares and/or Retail B Shares of each Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.


                                                                           NEW YORK    CONNECTICUT    MASSACHUSETTS    RHODE ISLAND
                                                       TAX-EXEMPT         MUNICIPAL     MUNICIPAL       MUNICIPAL        MUNICIPAL
                                                       BOND FUND          BOND FUND     BOND FUND       BOND FUND        BOND FUND
                                                 ----------------------   ---------    -----------    -------------    ------------
                                                 (RETAIL A    (RETAIL B   (RETAIL A     (RETAIL A       (RETAIL A        (RETAIL A
                                                  SHARES)      SHARES)     SHARES)       SHARES)         SHARES)          SHARES)
                                                 ---------    ---------   ---------     ----------    -------------    ------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Front End Sales Charge Imposed
   on Purchases (as a percentage of
   offering price)  . . . . . . . . . . . . .     3.75%(1)    None         3.75%(1)       3.75%(1)        3.75%(1)        3.75%(1)
Sales Charge Imposed on Reinvested
   Dividends  . . . . . . . . . . . . . . . .     None        None         None           None            None            None
Deferred Sales Charge (as a percentage
   of original purchase price or
   redemption proceeds, whichever is lower) .     None        5.00%(2)     None           None            None            None
Redemption Fees(3)  . . . . . . . . . . . . .     None        None         None           None            None            None
Exchange Fees . . . . . . . . . . . . . . . .     None        None         None           None            None            None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees
   (After Fee Waivers)  . . . . . . . . . . .      .55%        .55%         .55%           .25%            .25%            .25%
12b-1 Fees(3) . . . . . . . . . . . . . . . .     None         .80%        None           None            None            None
Other Expenses (After Expense
   Reimbursements)  . . . . . . . . . . . . .      .40%        .29%         .40%           .70%            .70%            .70%
                                                  -----       -----        -----          -----           -----           -----
Total Fund Operating Expenses (After Fee
   Waivers and Expense Reimbursements)  . . .      .95%       1.64%         .95%           .95%            .95%            .95%
                                                  =====       =====        =====          =====           =====           =====

----------------
(1) Reduced sales charge may be available. See "How to Purchase and Redeem Shares - Applicable Sales Charges - Retail A Shares".
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares - Applicable Sales Charges - Retail B Shares".
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

----------------
EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:


                                                                                        1 YEAR   3 YEARS   5 YEARS    10 YEARS
                                                                                        ------   -------   -------    --------
Tax-Exempt Bond Fund (Retail A Shares)(1) . . . . . . . . . . . . . . . . . . .          $47       $66       $ 87      $148
Tax-Exempt Bond Fund (Retail B Shares)
   Assuming complete redemption at end of period (2)  . . . . . . . . . . . . .          $66       $81       $108      $156(3)
   Assuming no redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .          $16       $51       $ 88      $156(3)
New York Municipal Bond Fund (Retail A Shares)(1) . . . . . . . . . . . . . . .          $47       $66       $ 87      $148
Connecticut Municipal Bond Fund (Retail A Shares)(1)  . . . . . . . . . . . . .          $47       $66       $ 87      $148
Massachusetts Municipal Bond Fund (Retail A Shares)(1)  . . . . . . . . . . . .          $47       $66       $ 87      $148
Rhode Island Municipal Bond Fund (Retail A Shares)(1) . . . . . . . . . . . . .          $47       $66       $ 87      $148

----------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.
(3) Based on conversion of Retail B Shares to Retail A Shares after six years.

   The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail A Shares and Retail B Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to Retail A Shares of the Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses each Fund expects to incur during the current fiscal year on its Retail A Shares. The information contained in the Expense Summary and Example with respect to Retail B Shares of the Tax-Exempt Bond Fund is based on expenses the Fund expects to incur during the current fiscal year on its Retail B Shares. Without voluntary fee waivers and expense reimbursements by the Investment Adviser and/or Administrator, Advisory Fees would be .75%, .75%, .75%, .75% and .75%, Other Expenses would be .46%, .55%,
 .78%, .75% and .85% and Total Fund Operating Expenses would be 1.21%, 1.30%, 1.53%, 1.50% and 1.60% for Retail A Shares of the Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, respectively, and Advisory Fees would be .75%, Other Expenses would be .35% and Total Fund Operating Expenses would be 1.90% for Retail B Shares of the Tax-Exempt Bond Fund. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

   THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   This Prospectus describes Retail A Shares in each Fund and Retail B Shares in the Tax-Exempt Bond Fund. Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares", Retail A Shares, Retail B Shares and Trust Shares represent equal pro rata interests in a Fund, except that (i) Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Tax-Exempt Bond Fund bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .80% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses.

   The financial highlights presented below for the fiscal year ended October 31, 1995, and prior periods for the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds, have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Retail A Shares and Trust Shares of the Funds. During the periods shown, Retail B Shares were not offered by the Tax-Exempt Bond Fund. More information about the performance of the Funds is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                            TAX-EXEMPT BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED
                                                                       OCTOBER 31,                                     PERIOD
                                                                 1995            1994            YEAR ENDED             ENDED
                                                                ---------------------            OCTOBER 31,         OCTOBER 31,
                                                                    RETAIL SHARES                  1993(1)            1992(1,2)
                                                                ---------------------            -----------         -----------
Net Asset Value, Beginning of Period  . . . . . . . . . . .     $  9.99      $  11.12             $  10.11            $  10.00
                                                                -------      --------             --------            --------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . . . . .        0.52          0.53                 0.54                0.34
   Net realized and unrealized gain (loss) on investments .        0.79         (1.04)                1.01                0.11
                                                                -------      --------             --------            --------
          Total From Investment Operations:   . . . . . . .        1.31         (0.51)                1.55                0.45
                                                                -------      --------             --------            --------
Less Dividend:
   Dividends from net investment income . . . . . . . . . .       (0.52)        (0.53)               (0.54)              (0.34)
   Dividend from net realized capital gains . . . . . . . .          --            --                   --                  --
   Dividend in excess of net realized capital gains . . . .          --         (0.09)                  --                  --
                                                                -------      --------             --------            --------
          Total Dividends:  . . . . . . . . . . . . . . . .       (0.52)        (0.62)               (0.54)              (0.34)
                                                                -------      --------             --------            --------
Net increase (decrease) in net asset value  . . . . . . . .        0.79         (1.13)                1.01                0.11
                                                                -------      --------             --------            --------
Net Asset Value, End of Period  . . . . . . . . . . . . . .     $ 10.78      $   9.99             $  11.12            $  10.11
                                                                =======      ========             ========            ========
Total Return  . . . . . . . . . . . . . . . . . . . . . . .       13.40%        (4.75%)              15.63%               4.55%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .     $31,609       $35,911             $144,048             $15,891
Ratios to average net assets:
   Net investment income including reimbursement/waiver . .        4.99%         5.01%                5.00%               5.03%(6)
   Operating expenses including reimbursement/waiver  . . .        0.91%         0.80%                0.64%               0.42%(6)
   Operating expenses excluding reimbursement/waiver  . . .        1.24%         1.03%                1.08%               2.15%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .          11%           17%                  38%                 11%(5)

--------------------
1     The Fund commenced operations on December 30, 1991.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administor for the years ended October 31, 1995 and 1994 were $0.48 and $0.50, respectively.
4 Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.49 and $0.23, respectively.
5     Not Annualized.
6     Annualized.

                        NEW YORK MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED
                                                                           OCTOBER 31,                                  PERIOD
                                                                        1995          1994         YEAR ENDED            ENDED
                                                                     ----------------------        OCTOBER 31,        OCTOBER 31,
                                                                          RETAIL SHARES              1993(2)           1992(1,2)
                                                                     ----------------------        -----------        -----------
Net Asset Value, Beginning of Period  . . . . . . . . . . .          $   9.89      $  11.04         $  10.00            $10.00
                                                                     --------      --------         --------            ------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . . . . .              0.49          0.49             0.50              0.38
   Net realized and unrealized gain (loss) on investments .              0.89         (1.15)            1.04                --
                                                                     --------      --------         --------            ------
        Total From Investment Operations: . . . . . . . . .              1.38         (0.66)            1.54              0.38
                                                                     --------      --------         --------            ------
Less Dividends:
   Dividends from net investment income . . . . . . . . . .             (0.49)        (0.49)           (0.50)            (0.38)
   Dividends from net realized capital gains  . . . . . . .                --            --               --               --
                                                                     --------      --------         --------            ------
        Total Dividends:  . . . . . . . . . . . . . . . . .             (0.49)        (0.49)           (0.50)            (0.38)
                                                                     --------      --------         --------            ------
Net increase (decrease) in net asset value  . . . . . . . .             0.89          (1.15)            1.04                --
                                                                     --------      --------         --------            ------
Net Asset Value, End of Period  . . . . . . . . . . . . . .          $  10.78      $   9.89         $  11.04            $10.00
                                                                     ========      ========         ========            ======
Total Return  . . . . . . . . . . . . . . . . . . . . . . .             14.03%        (6.14%)          15.66%             3.83%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .           $42,870       $42,451          $70,242           $20,144
Ratios to average net assets:
   Net investment income including reimbursement/waiver . .              4.73%         4.64%            4.54%             5.22%(6)
   Operating expenses including reimbursement/waiver  . . .              0.92%         0.87%            0.87%             0.65%(6)
   Operating expenses excluding reimbursement/waiver  . . .              1.31%         1.10%            1.19%             1.70%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .                 5%           18%               3%               19%(5)

---------------------
1   The Fund commenced operations on December 31, 1991.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.44 and $0.46, respectively.
4 Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.47 and $0.30, respectively.
5   Not Annualized.
6   Annualized.

                       CONNECTICUT MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED
                                                                                      OCTOBER 31,
                                                                                1995              1994          YEAR ENDED
                                                                              --------------------------       OCTOBER 31,
                                                                                     RETAIL SHARES              1993(1,2)
                                                                              --------------------------       -----------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . . . .     $   9.22          $  10.32         $  10.00
                                                                              --------          --------         --------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . . . . . . . . . . . .         0.44              0.46             0.25
   Net realized and unrealized gain (loss) on investments . . . . . . . .         0.91             (1.10)            0.32
                                                                              --------          --------         --------
        Total From Investment Operations: . . . . . . . . . . . . . . . .         1.35             (0.64)            0.57
                                                                              --------          --------         --------
Less Dividends:
   Dividends from net investment income . . . . . . . . . . . . . . . . .        (0.44)            (0.46)           (0.25)
   Dividends from net realized capital gains  . . . . . . . . . . . . . .           --                --               --
                                                                              --------          --------         --------
        Total Dividends:  . . . . . . . . . . . . . . . . . . . . . . . .        (0.44)            (0.46)           (0.25)
                                                                              --------          --------         --------
Net increase (decrease) in net asset value  . . . . . . . . . . . . . . .         0.91             (1.10)            0.32
                                                                              --------          --------         --------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . . . .     $  10.13          $   9.22         $  10.32
                                                                              ========          ========         ========
Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14.94%            (6.39%)           5.80%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . . . . . . .      $18,066           $18,229          $18,771
Ratios to average net assets:
   Net investment income including reimbursement/waivers  . . . . . . . .         4.53%             4.66%            4.30%(6)
   Operating  expenses including reimbursement/waivers  . . . . . . . . .         0.68%             0.25%            0.00%(6)
   Operating expenses excluding reimbursement/waiver  . . . . . . . . . .         1.48%             1.42%            1.73%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . .            7%                4%               7%(5)

----------------
1   The Fund commenced operations on March 16, 1993.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.37 and $0.34, respectively.
4 Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator for the period ended October 31, 1993 was $0.15.
5   Not Annualized.
6   Annualized.

                      MASSACHUSETTS MUNICIPAL BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED
                                                                                      OCTOBER 31,
                                                                                1995              1994          YEAR ENDED
                                                                               -------------------------       OCTOBER 31,
                                                                                     RETAIL SHARES              1993(1,2)
                                                                               -------------------------       -----------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . . . .      $  9.12          $  10.24         $  10.00
                                                                              --------          --------         --------
Income From Investment Operations:
   Net Investment Income(3,4) . . . . . . . . . . . . . . . . . . . . . .         0.44              0.47             0.29
   Net realized and unrealized gain (loss) on investments . . . . . . . .         0.86             (1.12)            0.24
                                                                              --------          --------         --------
        Total From Investment Operations: . . . . . . . . . . . . . . . .         1.30             (0.65)            0.53
                                                                              --------          --------         --------
Less Dividends:
   Dividends from net investment income . . . . . . . . . . . . . . . . .        (0.44)            (0.47)           (0.29)
   Dividends from net realized capital gains  . . . . . . . . . . . . . .           --                --               --
                                                                              --------          --------         --------
        Total Dividends:  . . . . . . . . . . . . . . . . . . . . . . . .        (0.44)            (0.47)           (0.29)
                                                                              --------          --------         --------
Net increase (decrease) in net asset value  . . . . . . . . . . . . . . .         0.86             (1.12)            0.24
                                                                              --------          --------         --------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . . . .     $   9.98          $   9.12         $  10.24
                                                                              ========          ========         ========
Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14.52%            (6.46%)           5.42%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . . . . . . .      $16,113           $15,966          $20,121
Ratios to average net assets:
   Net investment income including reimbursement/waiver . . . . . . . . .         4.56%             4.89%            4.87%(6)
   Operating expenses including reimbursement/waiver  . . . . . . . . . .         0.70%             0.33%            0.05%(6)
   Operating expenses excluding reimbursement/waiver  . . . . . . . . . .         1.58%             1.43%            1.82%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . .           19%               11%               0%(5)

----------------
1      The Fund commenced operations on March 12, 1993.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share for Retail Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 and 1994 were $0.36 and $0.37, respectively.
4 Net investment income per share before fee waivers and expense reimbursements by the Investment Adviser and/or Administrator and for the period ended October 31, 1993 was $0.18.
5      Not Annualized.
6      Annualized.

                        RHODE ISLAND MUNICIPAL BOND FUND
              (FOR A RETAIL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                              PERIOD ENDED
                                                                                                           OCTOBER 31, 1995(1)
                                                                                                           -------------------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 10.00
                                                                                                                 -------
Income From Investment Operations:
   Net Investment Income(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.44
   Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . .           0.67
                                                                                                                 -------
        Total From Investment Operations: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.11
                                                                                                                 -------
Less Dividends:
   Dividends from net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (0.44)
   Dividends from net realized capital gains  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
                                                                                                                 -------
        Total Dividends:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (0.44)
                                                                                                                 -------
Net increase (decrease) in net asset value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.67
                                                                                                                 -------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 10.67
                                                                                                                 =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11.29%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10,850
Ratios to average net assets:
   Net investment income including reimbursement/waiver . . . . . . . . . . . . . . . . . . . . . . . . .           5.13%(4)
   Operating expenses including reimbursement/waiver  . . . . . . . . . . . . . . . . . . . . . . . . . .           0.40%(4)
   Operating expenses excluding reimbursement/waiver  . . . . . . . . . . . . . . . . . . . . . . . . . .           2.25%(4)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             34%(3)

------------------
1 The Fund commenced operations on December 20, 1994. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
2 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1995 was $0.28.
3      Not Annualized.
4      Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

   The Investment Adviser will use its best efforts to achieve each Fund's investment objective, although their achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.


                              TAX-EXEMPT BOND FUND

   The Tax-Exempt Bond Fund's investment objective is to provide shareholders with as high a level of current interest income free of Federal income tax as is consistent with preservation of capital. To achieve this objective, the Fund will invest substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the Fund's investment objective.

   As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities, primarily bonds (at least 65% under normal market conditions). Municipal Securities will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

   The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; or (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

   The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.


                          NEW YORK MUNICIPAL BOND FUND

   The New York Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in New York Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

   As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, 65% of the Fund's assets will be invested in debt securities of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal, New York State and New York City personal income taxes ("New York Municipal Securities"). See "Special Considerations and Risks -- New York Municipal Bond Fund" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular Federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

   Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

   The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

   The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.


                        CONNECTICUT MUNICIPAL BOND FUND

   The Connecticut Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Connecticut Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

   As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of Connecticut and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, 65% of the Fund's assets will be invested in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers such as Puerto Rico, the interest on the obligations of which is exempt from Connecticut personal income taxes by virtue of federal law ("Connecticut Municipal Securities"). See "Special Considerations and Risks -- Connecticut Municipal Bond Fund" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular Federal income tax but may be subject to Connecticut personal income tax. See "Taxes" below.

   Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

   The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

   The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

                       MASSACHUSETTS MUNICIPAL BOND FUND

   The Massachusetts Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Massachusetts Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

   As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, 65% of the Fund's assets will be invested in debt securities of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Massachusetts personal income taxes ("Massachusetts Municipal Securities"). See "Special Considerations and Risks - Massachusetts Municipal Bond Fund" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular Federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

   Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

   The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

   The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.


                        RHODE ISLAND MUNICIPAL BOND FUND

   The Rhode Island Municipal Bond Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from Federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Rhode Island Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

   As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of Rhode Island and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, at least 65% of the Fund's assets will be invested in debt securities of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Special Considerations and Risks - Rhode Island Municipal Bond Fund" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on

Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular Federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

   Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal Securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

   The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (iv) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

   See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.


                        SPECIAL CONSIDERATIONS AND RISKS

  In General

   Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

   Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues of similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

   The New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified investment companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

  New York Municipal Bond Fund

   The New York Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

   Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Securities has more recently had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices





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relatively higher, than comparably rated Municipal Securities issued by others.
A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Prospectus no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

   Other considerations affecting the Fund's investments in New York Municipal Securities are summarized in the Statement of Additional Information.

  Connecticut Municipal Bond Fund

   The Connecticut Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Connecticut Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Connecticut Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically affecting the ability of issuers of Connecticut Municipal Securities to meet their obligations.

   Fiscal stress is reflected in the State's economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since fiscal 1987-88, a cumulative general fund deficit for fiscal 1990-91 of over $965 million, and uncertainty concerning the solutions for these imbalances. Accumulated surpluses in a budget stabilization fund created in 1983 to protect against future deficit problems were exhausted in 1990. The lack of a contingency fund balance, combined with reduced revenue-raising flexibility in the near term, places additional constraints on managing these financial problems and any others that may arise. As a result of the recent recurring budgetary problems, Connecticut's general obligation bonds were downgraded by S&P from AA+ to AA in April 1990 and, in September 1991, to AA-; by Moody's from Aa1 to Aa in April 1990; and by Fitch Investors Service, L.P. from AA+ to AA in March 1995.

   Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

   Other considerations affecting the Fund's investments in Connecticut Municipal Securities are summarized in the Statement of Additional Information.

  Massachusetts Municipal Bond Fund

   The Massachusetts Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

  Rhode Island Municipal Bond Fund

   The Rhode Island Municipal Bond Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions





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
may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.


               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  U.S. Government Obligations and Money Market Instruments

   The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

   Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

   Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

   Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

   Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

   Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

   Types of Municipal Securities

   The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

   Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public





                                       15
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authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

   Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

  Variable and Floating Rate Municipal Securities

   Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

  Private Activity Bonds

   Each Fund may invest in "private activity bonds", the interest on which, although exempt from regular Federal income tax, may constitute an item of tax preference for purposes of the Federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

   Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Repurchase and Reverse Repurchase Agreements

   Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

   The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

   Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Securities Lending

   Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

   The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Custodial Receipts and Certificates of Participation

   Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from Federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, the Investment Adviser will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest.
As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

  Futures Contracts

   Each Fund, except the Tax-Exempt Bond Fund, may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

   Each Fund, except the Tax-Exempt Bond Fund, may also enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

   The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash and/or U.S. Government obligations, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

   Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which they hold or intend to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in the Statement of Additional Information and in Appendix B thereto.

  When-Issued, Forward Commitment and Delayed Settlement Transactions

   Each of the Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each of the Funds may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the





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security delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of the Investment Adviser to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

  Stand-by Commitments

   The Funds may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration.
However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

  Asset-Backed Securities

   Each Fund, except the Tax-Exempt Bond Fund, may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

  Mortgage-Backed Securities

   Each Fund, except the Tax-Exempt Bond Fund, may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

   Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage- related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates. To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described under "Investment Company Securities" above.

  Guaranteed Investment Contracts

   Each Fund, except the Tax-Exempt Bond Fund, may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Funds make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.





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
  Bank Investment Contracts

   Each Fund, except the Tax-Exempt Bond Fund, may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

  Portfolio Turnover

   Each Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Taxes -- Federal."


                             INVESTMENT LIMITATIONS

   The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

   No Fund may:

      1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

      3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

      In addition, the Tax-Exempt Bond Fund may not:

      5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

   In addition, the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

      6. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

   With respect to Investment Limitation No. 2 above, each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

   If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

   Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

   The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                             HOW TO PURCHASE SHARES

                                  DISTRIBUTOR

   Shares in each Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


                                    GENERAL

   Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Tax-Exempt Bond Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

   Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" before deciding between the two.

   The Distributor has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail Shares of the Funds will be issued only in exchange for monetary consideration as described below.


                PURCHASE PROCEDURES -- CUSTOMERS OF INSTITUTIONS

   Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.


                    PURCHASE PROCEDURES -- DIRECT INVESTORS

   Purchases by Mail. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

         The Galaxy Fund
         P.O. Box 15108
         4400 Computer Drive
         Westboro, MA 01581-5108

   All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at 1-800-628-0414.

   Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

   Purchases by Wire. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

         Fleet Bank of Massachusetts, N.A.
         75 State Street
         Boston, MA 02109
         ABA # 0110-0013-8
         DDA # 79673-5702
         Ref:    The Galaxy Fund
                 Shareholder Name
                 Shareholder Account Number

   Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling the Distributor at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FDISG. Direct Investors making subsequent investments by wire should follow the instructions above.

   Effective Time of Purchases. A purchase order for Retail Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.


                           OTHER PURCHASE INFORMATION

   Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

   Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.


                   APPLICABLE SALES CHARGE -- RETAIL A SHARES

   The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                                                     TOTAL SALES CHARGE             REALLOWANCE TO DEALERS
                                                             -------------------------------------  ----------------------
                                                                AS A % OF             AS A % OF            AS A % OF
                                                             OFFERING PRICE           NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION                                           PER SHARE           VALUE PER SHARE         PER SHARE
---------------------                                        --------------        ---------------  ----------------------
Less than $50,000 . . . . . . . . . . . . . . . . . . .           3.75                 3.90                   3.75
$50,000 but less than $100,000  . . . . . . . . . . . .           3.50                 3.63                   3.50
$100,000 but less than $250,000 . . . . . . . . . . . .           3.00                 3.09                   3.00
$250,000 but less than $500,000 . . . . . . . . . . . .           2.50                 2.56                   2.50
$500,000 but less than $1,000,000 . . . . . . . . . . .           2.00                 2.04                   2.00
$1,000,000 but less than $3,000,000 . . . . . . . . . .           1.00                 1.01                   1.00
$3,000,000 and over . . . . . . . . . . . . . . . . . .           0.50                 0.50                   0.50

   Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

   The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

   At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

   In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

   -  reinvestment of dividends and distributions;

   -  IRA, SEP and Keogh Plan accounts;

   - purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

   - purchases by directors, officers and employees of the Funds' Distributor and of broker-dealers having agreements with the Funds' Distributor pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

   - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

   -  purchases by members of Galaxy's Board of Trustees;

   - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates; and

   - any purchase of Retail A Shares pursuant to the Reinstatement Privilege described below.


                               QUANTITY DISCOUNTS

   Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

   In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your Institution.

   Rights of Accumulation. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

   Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

   FDISG will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, FDISG, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

   Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

   Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

   Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

   Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.


                  APPLICABLE SALES CHARGES -- RETAIL B SHARES

   The public offering price for Retail B Shares of the Tax-Exempt Bond Fund is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from the Distributor in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

   The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


                                         CONTINGENT DEFERRED
                                             SALES CHARGE
                                         (AS A PERCENTAGE OF
NUMBER OF YEARS                         DOLLAR AMOUNT SUBJECT
ELAPSED SINCE PURCHASE                      TO THE CHARGE)
----------------------                  ---------------------
Less than one                                    5.00%
More than one but less than two                  4.00%
More than two but less than three                3.00%
More than three but less than four               3.00%
More than four but less than five                2.00%
More than five but less than six                 1.00%
After six                                         None

   When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

   The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

   Exemptions from the Contingent Deferred Sales Charge. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (v) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is assessed on: (i) exchanges described under "Investor Programs -- Exchange Privilege" below; (ii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iii) redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (iv) redemptions in connection with the death or disability of a shareholder; or (v) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of the Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995.


             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

   The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

   Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts.") Retail A Shares are subject to ongoing shareholder servicing fees at an annual rate of up to .15% of the Fund's average daily net assets attributable to its Retail A Shares.

   Retail B Shares of the Tax-Exempt Bond Fund are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges -- Retail B Shares.") Retail B Shares of the Fund are subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

   Six years after purchase, Retail B Shares of the Tax-Exempt Bond Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. As a result of the conversion, the converted Shares are relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they are subject to the shareholder servicing fees borne by Retail A Shares.

   Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charges -- Retail B Shares") are also converted at the earlier of two dates -- six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.


     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

   Before purchasing Retail A Shares or Retail B Shares of the Tax-Exempt Bond Fund, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An invest ment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with reference to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

   Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in the Fund than purchasers of Retail B Shares in the Fund.

   As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own Shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Retail B Shares' distribution and shareholder servicing fees to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of the Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.


                              HOW TO REDEEM SHARES

   Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Proceeds from the redemptions of Retail B Shares of the Tax-Exempt Bond Fund will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


               REDEMPTION PROCEDURES -- CUSTOMERS OF INSTITUTIONS

   Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

   Payments for redemption orders received by the Distributor on a Business Day will normally be wired on the fifth Business Day to the Institutions.

   Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.


                   REDEMPTION PROCEDURES -- DIRECT INVESTORS

   Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

         The Galaxy Fund
         P.O. Box 15108
         4400 Computer Drive
         Westboro, MA 01581-5108

   A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Retail Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian),
(ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. The Distributor will not accept guarantees from notaries public. The Distributor may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Distributor receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within five Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at 1-800-628-0413.

   Redemption by Telephone. Direct Investors may redeem Retail Shares by calling 1-800-628-0413 and instructing the

Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

   Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing the Distributor by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. The Distributor charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Distributor. To request redemption of Retail Shares by wire, Direct Investors should call the Distributor at 1-800-628-0413.

   In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

   Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or the Distributor. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    No redemption by a Direct Investor in any Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

   If any portion of the Retail Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until the Distributor is reasonably satisfied that the check has been collected which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.


                          OTHER REDEMPTION INFORMATION

   Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.


                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

   Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other Shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Tax-Exempt Bond Fund for Retail B Shares of the Short-Term Bond, High Quality Bond, Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds offered by Galaxy in which the Direct Investor or Customer maintains an existing account, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

   No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

   The minimum initial investment to establish an account in another eligible Fund by exchange, except for the Institutional Treasury Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

   An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per Share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per Share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

   Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call FDISG at 1-800-628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other eligible Funds should request and review these Funds' prospectuses prior to making an exchange (call 1-800-628-0414 for a prospectus). Telephone all exchanges to 1-800-628-0413. See "How to Redeem Shares -- Redemption Procedures -- Direct Investors -- Redemptions by Wire" above for a description of Galaxy's policy regarding telephone instructions.

   In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

   Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

   For federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.


          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

   The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

   The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. The maintenance of a Systematic Withdrawal Plan may be disadvantageous for holders of Retail B Shares due to the effect of the contingent deferred sales charge.


                           PAYROLL DEDUCTION PROGRAM

   The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day.
A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

   The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Program - Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares -- Other Redemption Information" above for further information.

   Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's Distributor (call 1-800-628-0413).


                             DIRECT DEPOSIT PROGRAM

   Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.


                              INFORMATION SERVICES

            GALAXY INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE

   The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center, just call 1-800-628-0414.


                             VOICE RESPONSE SYSTEM

   The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.


                          GALAXY SHAREHOLDER SERVICES

   For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

   Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

   Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

   Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.


                          DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

   Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

   Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

   The policy of each Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) may be treated by the Funds' shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

   If a Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for Federal income tax purposes.

   Dividends from a Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Retail Shares of the Funds.

   Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

   Investors considering buying shares of a Fund on or just before the record date of a capital gain distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable.

   A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.


                                STATE AND LOCAL

   Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

   With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes) derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

   Dividends paid by the Connecticut Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax to the extent that they are derived from Connecticut Municipal Securities. Other Fund dividends and distributions, whether received in cash or additional Retail Shares, are subject to this tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions or other public entities created under Connecticut law are not subject to the tax. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax within the State of Connecticut or its political subdivisions.

   Distributions by the Massachusetts Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities, or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Retail Shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

   The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Retail Shares of the Fund. Any loss realized from the redemption of Fund shares within six months after the purchase of such shares will be disallowed for Rhode Island personal income tax purposes to the extent of exempt interest dividends received on such shares.

   The Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island, and the Rhode Island business corporation surtax. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.


                                 MISCELLANEOUS

   The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences, and with respect to shareholders of the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax and Rhode Island personal income tax consequences, respectively, of distributions made each year.


                            MANAGEMENT OF THE FUNDS

   The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' Statement of Additional Information contains the names of and general background information concerning the Trustees.


                               INVESTMENT ADVISER

   Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds.

   Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

   The Tax-Exempt Bond Fund's portfolio manager, Mary McGoldrick, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. McGoldrick, a Vice President and a member of the Investment Policy Committee, has been with Fleet and its predecessors since June 1988, and has managed the Fund since its inception.

   Effective March 1, 1996, Ms. McGoldrick will assume responsibility for the management of the investment portfolios of the New York Municipal Bond, Connecticut Municipal Bond,

Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

   For the services provided and expenses assumed with respect to the Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each Fund. The fee for the Funds is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

   Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive advisory fees at the annual rate of .55% of each such Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective rates of .48%, .38%, .14% and .08% of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds' average daily net assets, respectively.


                     AUTHORITY TO ACT AS INVESTMENT ADVISER

   Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect their net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


                                 ADMINISTRATOR

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

   FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, FDISG received administration fees (after fee waivers) at the effective annual rates of .088%, .088%, 0% and 0% of the average daily net assets of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds, respectively. For the period from December 20, 1994 (commencement of operations) to October 31, 1995, FDISG received administration fees at the effective annual rate of .086% of the Rhode Island Municipal Bond Fund's average daily net assets.


                      DESCRIPTION OF GALAXY AND ITS SHARES

   Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows: Class M-Series 1 shares (Trust Shares), Class M-Series 2 shares (Retail A Shares) and Class M-Series 3 shares (Retail B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O-Series 1 shares (Trust Shares) and Class O-Series 2 shares (Retail A Shares), each series representing interests in the New York Municipal Bond Fund; Class P-Series 1 shares (Trust Shares) and Class P-Series 2 shares (Retail A Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q-Series 1 shares (Trust Shares) and Class Q-Series 2 shares (Retail A Shares), each series representing interests in the

Massachusetts Municipal Bond Fund; and Class R-Series 1 shares (Trust Shares) and Class R-Series 2 shares (Retail A Shares), each series representing interests in the Rhode Island Municipal Bond Fund. The Tax-Exempt Bond Fund is classified as a diversified investment company and the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Trust Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

   Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Tax-Exempt Bond Fund bear the fees that are paid under Galaxy's Distribution and Services Plan described below. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

   Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

   Shareholders are entitled to one vote for each full Retail Share held, and a proportionate fractional vote for each fractional Retail Share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.


                           SHAREHOLDER SERVICES PLAN

   Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares of the Funds owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

   Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.


                         DISTRIBUTION AND SERVICES PLAN

   Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the Distribution and Services Plan, Galaxy may pay (a) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing subaccounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

   Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annual rate of .65% of the average daily net assets attributable to the Fund's outstanding Retail B Shares and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .15% and
 .15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.


                          CUSTODIAN AND TRANSFER AGENT

   The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets, and FDISG Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.


                                    EXPENSES

   Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                       PERFORMANCE AND YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

   Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or publications of a local or regional nature, may also be used in comparing the performance and yields of the Funds. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Funds.

   The standard yield is computed by dividing a Fund's average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and annualizing the result on a semi-annual basis. A Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to a Fund's tax-free yield. It is calculated by increasing a Fund's yield (calculated as above) by the amount necessary to reflect the payment of income taxes at stated tax rates. The tax-equivalent yield will always be higher than a Fund's yield.

   The Funds may also advertise their performance using "average annual total returns" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for

Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

   The Funds may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail A Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

   Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

   Any additional fees charged directly by Institutions to accounts of Customers that have invested in shares of a Fund will not be included in calculations of yield and performance.

   The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                 MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

   As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of Galaxy, a particular Fund or a particular series of shares means, with respect to the approval of an investment advisory agreement, distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy, such Fund or such series of shares, or (b) 67% or more of the shares of Galaxy, such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of Galaxy, such Fund or such series of shares are represented at the meeting in person or by proxy.

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                               50% Recycled Paper
                            10% Post-Consumer Waste

                                THE GALAXY FUND

4400 Computer Drive                         For an application and information
Westboro, Massachusetts 01581-5108          regarding initial purchases and
                                            current performance, call
                                            1-800-628-0414. For additional
                                            purchases, redemptions, exchanges
                                            and other shareholder services,
                                            call 1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a separate series of Galaxy's shares ("Retail A Shares") which represent interests in the RHODE ISLAND MUNICIPAL BOND FUND, a separate investment portfolio (the "Fund") offered to investors by Galaxy. The Fund is a municipal bond fund, and its objective is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in Rhode Island Municipal Securities. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments. The Fund is a non-diversified investment portfolio under the Investment Company Act of 1940 (the "1940 Act").

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         The Retail A Shares described in this Prospectus are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in the Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions affiliated with Fleet Financial Group, Inc. As of the date of this Prospectus, however, Trust Shares of the Fund are not being offered to investors. Retail A Shares and Trust Shares represent equal pro rate interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . .      1
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . .      2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . .      3
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . .      4
   Special Considerations and Risks   . . . . . . . . . . .      4
   Other Investment Policies and Risk Considerations  . . .      5
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . .      9
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . .     10
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . .     10
   Distributor  . . . . . . . . . . . . . . . . . . . . . .     10
   Purchase of Shares   . . . . . . . . . . . . . . . . . .     10
   Public Offering Price  . . . . . . . . . . . . . . . . .     11
   Quantity Discounts   . . . . . . . . . . . . . . . . . .     11
   Purchase Procedures--Customers of
     Institutions   . . . . . . . . . . . . . . . . . . . .     12
   Purchase Procedures--Direct Investors  . . . . . . . . .     13
   Other Purchase Information   . . . . . . . . . . . . . .     13
   Redemption Procedures--Customers
     of Institutions  . . . . . . . . . . . . . . . . . . .     13
   Redemption Procedures--Direct
     Investors  . . . . . . . . . . . . . . . . . . . . . .     14
   Other Redemption Information   . . . . . . . . . . . . .     15
INVESTOR PROGRAMS . . . . . . . . . . . . . . . . . . . . .     15
   Exchange Privilege   . . . . . . . . . . . . . . . . . .     15
   Automatic Investment Program
     and Systematic Withdrawal Plan   . . . . . . . . . . .     16
   Payroll Deduction Program  . . . . . . . . . . . . . . .     16
   College Investment Program   . . . . . . . . . . . . . .     16
   Direct Deposit Program   . . . . . . . . . . . . . . . .     16
INFORMATION SERVICES  . . . . . . . . . . . . . . . . . . .     16
   Galaxy Information Center--24 Hour
     Information Service  . . . . . . . . . . . . . . . . .     16
   Voice Response System  . . . . . . . . . . . . . . . . .     17
   Galaxy Shareholder Services  . . . . . . . . . . . . . .     17
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . .     17
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
   Federal  . . . . . . . . . . . . . . . . . . . . . . . .     17
   State and Local  . . . . . . . . . . . . . . . . . . . .     18
   Miscellaneous  . . . . . . . . . . . . . . . . . . . . .     18
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . .     18
   Investment Adviser   . . . . . . . . . . . . . . . . . .     18
   Authority to Act as Investment Adviser   . . . . . . . .     19
   Administrator  . . . . . . . . . . . . . . . . . . . . .     19
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . .     19
   Shareholder Services Plan  . . . . . . . . . . . . . . .     20
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . .     20
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . .     20
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . .     20
   Miscellaneous  . . . . . . . . . . . . . . . . . . . . .     21

                                   HIGHLIGHTS

         Q:    What is The Galaxy Fund?

         A:    Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's Rhode Island Municipal Bond Fund. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND and MASSACHUSETTS MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

         Q:    Who advises the Fund?

         A:    The Fund is managed by Fleet Investment Advisors Inc. (the
"Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1995 of approximately $84.8 billion. See "Management of the Fund--Investment Adviser."

         Q:    What advantages does the Fund offer?

         A:    The Fund offers investors the opportunity to invest in a
professionally managed investment portfolio without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

         Q:    How does one buy and redeem shares?

         A:    The Fund is distributed by 440 Financial Distributors, Inc.
Retail A Shares of the Fund are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail A Shares may also be purchased on behalf of customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Fund may be purchased at their net asset plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. The minimum initial investment in the College Investment Program described below is $100 ($50 minimum per transaction if investment is made through the Automatic Investment Program). Institutions may require Customers to maintain certain minimum investments in Retail A Shares. See "How to Purchase and Redeem Shares--Other purchase information" below.

         Q:    When are dividends paid?

         A:    The net investment income of the Fund is declared daily and paid monthly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

         Q:    What potential risks are presented by the Fund's investment practices?

         A:    The Fund invests primarily in Rhode Island Municipal Securities rated at the time of purchase within the three highest ratings of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Because the Fund invests primarily in Rhode Island Municipal Securities, the achievement of its investment objective is dependent upon the ability of the issuers of such Rhode Island Municipal Securities to meet their continuing obligation for the payment of principal and interest. In addition, because the Fund is non-diversified, its investment return may be dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The Fund may lend its securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers. The Fund may enter into interest rate futures contracts and municipal bond index future contracts. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The Fund may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objective and Policies."

         Q:    What shareholder privileges are offered by the Fund?

         A:    Retail A Shares of the Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares. Exchanges are not subject to sales charges. Galaxy offers an Automatic Investment Program which allows investors to automatically invest in Retail A Shares on a monthly or quarterly basis, as well as other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Retail A Shares and (ii) the operating expenses for Retail A Shares of the Fund. Shareholder Transaction Expenses are charges you pay when buying and selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                                                    RHODE ISLAND
                                                                                     MUNICIPAL
SHAREHOLDER TRANSACTION EXPENSES                                                     BOND FUND
--------------------------------                                                     ---------
Front End Sales Charge Imposed on Purchases (as a percentage of offering price) . .      3.75%(1)
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . . .      None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Redemption Fees(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------
Advisory Fees (After Fee Waivers) . . . . . . . . . . . . . . . . . . . . . . . . .       .25%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Other Expenses (After Expense Reimbursements) . . . . . . . . . . . . . . . . . . .       .70%
                                                                                        -----
Total Fund Operating Expenses (After Fee Waivers and Expense Reimbursements)  . . .       .95%
                                                                                        =====

---------------
(1) Reduced sales charges may be available. See "How to Purchase and Redeem Shares--Public Offering Price" and "How to Purchase and Redeem Shares--Quantity Discounts."

(2) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) DEDUCTION AT THE TIME OF PURCHASE OF THE MAXIMUM APPLICABLE FRONT-END SALES LOAD, (2) A 5% ANNUAL RETURN, AND (3) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                   ------      -------     -------     --------
Rhode Island Municipal Bond Fund  . . . . . . . . . . . . .          $47         $66         $87         $148

The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Retail A Shares. Without voluntary fee waivers and expense reimbursements by the Investment Adviser and/or Administrator, "Advisory Fees" would be .75%, "Other Expenses" would be .85% and "Total Fund Operating Expenses" would be 1.60% for Retail A Shares of the Fund. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes Retail A Shares in the Fund. Galaxy is also authorized to issue an additional series of shares in the Fund, Trust Shares. As described below under "Description of Galaxy and Its Shares," Retail A Shares and Trust Shares represent equal pro rate interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan of up to .15% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

         The financial highlights presented below have been audited by Coopers & Lybrand, L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                        RHODE ISLAND MUNICIPAL BOND FUND
             (FOR A RETAIL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                    PERIOD ENDED
                                                                                OCTOBER 31, 1995(1)
                                                                                -------------------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . .  $  10.00

Income From Investment Operations:
   Net investment income(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.44
   Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . .      0.67
                                                                                      -------
        Total From Investment Operations:   . . . . . . . . . . . . . . . . . . . .      1.11
                                                                                      -------
Less Dividends:
   Dividends from net investment income   . . . . . . . . . . . . . . . . . . . . .     (0.44)
   Dividends from net realized capital gains  . . . . . . . . . . . . . . . . . . .        --
                                                                                      -------
        Total Dividends:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (0.44)
                                                                                      -------
Net increase (decrease) in net asset value  . . . . . . . . . . . . . . . . . . . .      0.67
                                                                                      -------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 10.67
                                                                                      =======

Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11.29%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . . . . . . . . . . . .   $10,850
Ratios to average net assets:
   Net investment income including reimbursement/waiver . . . . . . . . . . . . . .      5.13%(4)
   Operating expenses including reimbursement/waiver  . . . . . . . . . . . . . . .      0.40%(4)
   Operating expenses excluding reimbursement/waiver  . . . . . . . . . . . . . . .      2.25%(4)
   Portfolio Turnover Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34%(3)

---------------
(1) The Fund commenced operations on December 20, 1994. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares".

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1995 was $0.28.

(3)  Not Annualized.

(4)  Annualized

                       INVESTMENT OBJECTIVE AND POLICIES

         The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

         The Fund is a non-diversified investment portfolio, the investment objective of which is to seek as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal. To achieve this objective, the Fund will invest primarily in Rhode Island Municipal Securities as defined below. The Fund's average portfolio maturity will vary in response to variations in the comparative yields of differing maturities of instruments.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in debt obligations issued by or on behalf of the State of Rhode Island and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in the opinion of the Fund's Investment Adviser, suitable obligations are unavailable for investment, 65% of the Fund's assets will be invested in debt securities of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Special Considerations and Risks" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

         Municipal Securities purchased by the Fund will consist primarily of issues which are rated at the time of purchase within the three highest ratings assigned by S&P or Moody's or unrated instruments determined by the Fund's Investment Adviser to be of comparable quality. Municipal Securities rated within the three highest ratings of S&P or Moody's are considered to be investment grade. Municipal securities purchased by the Fund whose ratings are subsequently downgraded below the three highest ratings of S&P and Moody's will be disposed of in an orderly manner, normally within 30 to 60 days. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         The Fund may from time to time, during temporary defensive periods, hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Such taxable instruments may include (i) obligations of the U.S. Treasury; (ii) obligations of agencies or instrumentalities of the U.S. Government; (iii) "money market" instruments such as certificates of deposit and bankers' acceptances of selected banks and commercial paper rated within the two highest ratings assigned by any major rating service; (iv) repurchase agreements collateralized by U.S. Government obligations or other "money market" instruments; (v) futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one category of taxable securities. For more information, see "Other Investment Policies and Risk Considerations" below.

         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Special
Considerations and Risks" and "Other Investment Policies and Risk
Considerations" below for information regarding additional investment policies of the Fund.

                        SPECIAL CONSIDERATIONS AND RISKS

         In General

         Generally, the market value of fixed income securities, such as Municipal Securities, in the Fund can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Fund, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in the Fund's net asset value.

         The Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

         Although the Fund does not presently intend to do so on a regular basis, the Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues of similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         Rhode Island Municipal Securities

         The Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligation and could affect adversely the values of the Rhode Island Municipal Securities as well.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         U.S. Government Obligations and Money Market Instruments

         The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Types of Municipal Securities

         The two principal classifications of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         Variable and Floating Rate Instruments

         Municipal Securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the 10% limitation described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

         Private Activity Bonds

         The Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Repurchase and Reverse Repurchase Agreements

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements") .Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Securities Lending

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

         Investment Company Securities

         The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

         Custodial Receipts and Participation Interests

         Securities acquired by the Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero Coupon Receipts." The Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives the Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the Investment Adviser will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain participation interests, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

         Futures Contracts

         The Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

         The Fund may also enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

         The Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash and/or U.S. Government obligations, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which they hold or intend to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in the Statement of Additional Information and in Appendix B thereto.

         When-Issued, Forward Commitment and Delayed Settlement
         Transactions

         The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. In the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of the investment adviser to manage the Fund might be adversely affected. The Fund does not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes but only in furtherance of its investment objective.

         Stand-by Commitments

         The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

         Asset-Backed Securities

         The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information.

         Mortgage-Backed Securities

         The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund from investing in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including saving associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates. To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described under "Investment Company Securities" below.

         Guaranteed Investment Contracts

         The Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, the Fund would make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

         Bank Investment Contracts

         The Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

         Portfolio Turnover

         The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Taxes--Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objective and Policies."

         The Fund may not:

                  1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                  2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                  3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                  4. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;

         provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub- divisions.

                  5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer.

                  With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

                  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.


                               PRICING OF SHARES

         Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                       HOW TO PURCHASE AND REDEEM SHARES

                                  DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


                               PURCHASE OF SHARES

         The Distributor has established several procedures to enable different types of investors to purchase Retail A Shares of the Fund. The Retail A Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail A Shares of the Fund will be issued only in exchange for monetary consideration as described below.

                             PUBLIC OFFERING PRICE

         The public offering price for Retail A Shares of the Fund is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                                                                                                  REALLOWANCE
                                                                                     TOTAL SALES CHARGE            TO DEALERS
                                                                             ----------------------------------  --------------
                                                                                AS A % OF         AS A % OF NET    AS A % OF
                                                                             OFFERING PRICE        ASSET VALUE   OFFERING PRICE
AMOUNT OF TRANSACTION                                                           PER SHARE          PER SHARE       PER SHARE
---------------------                                                        --------------       -------------  --------------
Less than $50,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.75                3.90            3.75
$50,000 but less than $100,000  . . . . . . . . . . . . . . . . . . . . . .       3.50                3.63            3.50
$100,000 but less than $250,000 . . . . . . . . . . . . . . . . . . . . . .       3.00                3.09            3.00
$250,000 but less than $500,000 . . . . . . . . . . . . . . . . . . . . . .       2.50                2.56            2.50
$500,000 but less than $1,000,000 . . . . . . . . . . . . . . . . . . . . .       2.00                2.04            2.00
$1,000,000 but less than $3,000,000 . . . . . . . . . . . . . . . . . . . .       1.00                1.01            1.00
$3,000,000 and over . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.50                0.50            0.50

         Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

         The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

         At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Fund will receive from such sales.

         In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

         -  reinvestment of dividends and distributions;

         -  IRA, SEP and Keogh Plan accounts;

         - purchases by persons who were beneficial owners of shares of the Fund or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

         - purchases by directors, officers and employees of the Fund's Distributor and of broker-dealers having agreements with the Fund's Distributor pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

         - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

         -  purchases by members of Galaxy's Board of Trustees;

         - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates; and

         - any purchase of Retail A Shares pursuant to the Reinstatement Privilege described below.


                               QUANTITY DISCOUNTS

         Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contract the Distributor or your Institution.

         Rights of Accumulation. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         FDISG will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, FDISG as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect a the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension plan (or the aggregate investment of a trustee or other fiduciary) established for the benefit of the persons listed above.

         Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Fund or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

         Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.


                PURCHASE PROCEDURES -- CUSTOMERS OF INSTITUTIONS

         Purchase orders for Retail A Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail A Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail A Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail A Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail A Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail A Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail A Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                    PURCHASE PROCEDURES -- DIRECT INVESTORS

         Purchases by Mail. Retail A Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund, to:

         The Galaxy Fund
         P.O. Box 5108
         4400 Computer Drive
         Westboro, MA 01581-5108

         All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at 1-800-628-0414.

         Subsequent investments in an existing account in the Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

         Purchases by Wire. Investors may also purchase Retail A Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

         Fleet Bank of Massachusetts, N.A.
         75 State Street
         Boston, MA 02109
         ABA #0110-0013-8
         DDA #79673-5702
         Ref: The Galaxy Fund
              Shareholder Name
              Shareholder Account Number

         Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling the Distributor at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FDISG. Direct Investors making subsequent investments by wire should follow the instructions above.

         Effective Time of Purchases. A purchase order for Retail A Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

                           OTHER PURCHASE INFORMATION

         Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

         Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail A Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail A Share certificates will not be issued.

               REDEMPTION PROCEDURES -- CUSTOMERS OF INSTITUTIONS

         Customers of Institutions may redeem all or part of their Retail A Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

         Payments for redemption orders received by the Distributor on a Business Day will normally be wired on the fifth Business Day to the Institutions.

         Direct Investors may redeem all or part of their Retail A Shares in accordance with any of the procedures described below.

                   REDEMPTION PROCEDURES -- DIRECT INVESTORS

         Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

                  The Galaxy Fund
                  P.O. Box 5108
                  4400 Computer Drive
                  Westboro, MA 01581-5108

         A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. The Distributor will not accept guarantees from notaries public. The Distributor may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Distributor receives all required documents in proper form. The Fund ordinarily will make payment for Retail A Shares redeemed by mail within five Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at 1-800-628-0413.

         Redemption by Telephone. Direct investors may redeem Retail Shares by calling 1-800-628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

         Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail A Shares by instructing the Distributor by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. The Distributor charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Distributor. To request redemption of Retail A Shares by wire, Direct Investors should call the Distributor at 1-800-628-0413.

         In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

         Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail A Shares by wire or telephone may be modified or terminated at any time by Galaxy or the Distributor. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

         No redemption by a Direct Investor in the Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

         If any portion of the Retail A Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until the Distributor is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail A Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

                          OTHER REDEMPTION INFORMATION

         Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail A Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

         Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by the Distributor. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

         Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. No additional sales charge will be incurred when exchanging Retail A Shares of the Fund for Retail A Shares of another Galaxy Portfolio that imposes a sales charge.

         The minimum initial investment to establish an account by exchange in another Fund offered by Galaxy or otherwise advised by Fleet, except for the Institutional Treasury Money Market Fund, is $2,500, unless at the time of exchange the Direct Investor or Customer elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

         An exchange involves a redemption of all or a portion of the shares of the Fund and the investment of the redemption proceeds in shares of another Fund or portfolio offered by Galaxy or otherwise advised by Fleet. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call FDISG at 1-800-628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds should request and review these Funds' prospectuses prior to making an exchange (call 1-800-628-0414 for a prospectus). Telephone all exchanges to 1-800-628-0413. See "How to Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits a Direct Investor to purchase Retail A Shares of the Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail A Shares will be purchased, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

         The Systematic Withdrawal Plan permits a Direct Investor to redeem Retail A Shares of the Fund on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five business days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge.

                           PAYROLL DEDUCTION PROGRAM

         The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail shares of Galaxy will be purchased [two Business Days after/on the same day] the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

         The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail A Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail A Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

         Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's distributor (call 1-800-628-0413).

                             DIRECT DEPOSIT PROGRAM

         Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables Direct Investors to purchase Retail A Shares of the Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413.

         Death or legal incapacity will terminate a Direct Investor's participation in the Program. Direct Investors may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

            GALAXY INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE

         The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center Automated Telephone Service, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touchtone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

         For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

         Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

         Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

         Investment returns and principal values will vary with market conditions so that an investor's Retail A Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund are declared and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail A Shares of the Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of the Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) may be treated by the Fund's shareholders as items of interest excludable from their gross income under section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusions would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

         If the Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares generally is not deductible for federal income tax purposes.

         Dividends from the Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Retail A Shares of the Fund.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         Investors considering buying shares of the Fund on or just before the record date of a capital gain distribution should be aware that the amount of the forth coming distribution payment, although in effect a return of capital, generally will be taxable.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

                                STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         The Fund believes that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Any loss realized form the redemption of the Fund shares within six months after the purchase of such shares will be disallowed for Rhode Island personal income tax purposes to the extent of exempt-interest dividends received on such shares.

         The Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island, and the Rhode Island business corporation surtax. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

         The Fund has obtained a ruling from the Rhode Island Division of Taxation confirming the Rhode Island tax treatment of its distribution income, as described above.

                                 MISCELLANEOUS

         The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences and Rhode Island personal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903 serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         Effective March 1, 1996, Mary McGoldrick will assume responsibility for the management of the investment portfolio of the Fund. Ms. McGoldrick, a Vice President and member of the Investment Policy Committee, has been with Fleet and its predecessors since June 1988.

         For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fee payable to it by the Fund so that it is entitled to receive advisory fees at the annual rate of .55% of the Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time.


                     AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect its net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


                                ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid administration fees at the effective annual rate of .086% of its average daily net assets.


                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Fund as follows: Class R--Series 1 shares (Trust Shares) and Class R--Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a non-diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Trust Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414. As of the date of this Prospectus, Trust Shares of the Fund are not being offered to investors.

         Shares of each series in the Fund bear their pro rate portfolio of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund have certain exchange and other privileges which are not available to Trust Shares. Trust Shares of the Fund are sold without a sales load.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, currently represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as and declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Fund's Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature, may also be used in comparing the performance and yield of the Fund. The performance and yield data will be calculated separately for Retail A Shares and Trust Shares of the Fund.

         The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The Fund may also quote its "tax-equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated tax rate. The tax-equivalent yield will always be higher than the Fund's yield.

         The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return reflect the sales load charged by the Fund with respect to its Retail A Shares and assume that dividends and capital gains distributions made by the Fund during the period are reinvested in Fund Shares.

         The Fund may also advertise total-return without reflecting the sales charge imposed on the purchase of Retail A Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

         Performance and yield of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

         Any additional fees charged directly by Institutions to accounts of Customers that have invested in Retail A Shares of the Fund will not be included in calculations of yield and performance.

         The Fund's portfolio manager and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                                 [RECYCLE LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

FN-400 (3/96)

                            THE GALAXY FUND

                  Statement of Additional Information
                      for Retail Shares of the
                         Short-Term Bond Fund

                  Intermediate Government Income Fund

                        High Quality Bond Fund

                 for Retail and Trust Shares of the

                        Corporate Bond Fund

                       Tax-Exempt Bond Fund

                   New York Municipal Bond Fund

                 Connecticut Municipal Bond Fund

                 Massachusetts Municipal Bond Fund

                 Rhode Island Municipal Bond Fund



                        February 29, 1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for (i) Retail A Shares of the Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds , (ii) Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds and (iii) Trust Shares of the Corporate Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, each dated February 29, 1996, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Investor Services Group, Inc. , 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling Galaxy at (800) 628-0414.

                                TABLE OF CONTENTS


                                                     Page
INVESTMENT OBJECTIVES AND POLICIES                     1
Variable and Floating Rate Obligations                 1
Bank Obligations                                       1
Asset-Backed Securities                                2
Municipal Securities                                   2
When-Issued Securities and Forward
 Commitment and Delayed Settlement Transactions        5
Stand-By Commitments                                   5
Repurchase Agreements; Reverse Repurchase
 Agreements; Loans of Portfolio Securities             6
Government Securities                                  7
Foreign Currency Exchange Transactions --
  Short-Term Bond and Corporate Bond Funds             7
Special Considerations Relating to New York
 Municipal Securities                                  8
Special Considerations Relating to
 Connecticut Municipal Securities                     22
Additional Investment Limitations                     24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION        26

DESCRIPTION OF SHARES                                 29

ADDITIONAL INFORMATION CONCERNING TAXES               32
In General                                            32
 Tax-Exempt Bond, New York Municipal Bond,
 Connecticut Municipal Bond, Massachusetts
 Municipal Bond and Rhode Island Municipal
 Bond Funds                                           35
Short-Term Bond and Corporate Bond Funds              36
Taxation of Certain Financial Instruments             37
State Taxation                                        39

TRUSTEES AND OFFICERS                                 39
Shareholder and Trustee Liability                     43
 ADVISORY, ADMINISTRATION,
 CUSTODIAN AND TRANSFER AGENCY AGREEMENTS             44
Custodian and Transfer Agent                          48

PORTFOLIO TRANSACTIONS                                49

SHAREHOLDER SERVICES PLAN                             50

DISTRIBUTION AND SERVICES PLAN                        52

EXPENSES                                              54

DISTRIBUTOR                                           54

                                                    Page
AUDITORS                                              55

COUNSEL                                               55

PERFORMANCE AND YIELD INFORMATION                     55
Yield and Performance of the  Funds                   55

MISCELLANEOUS                                         61

FINANCIAL STATEMENTS                                  62
APPENDIX A                                           A-1
APPENDIX B                                           B-1

                                      -ii-

                              THE GALAXY FUND

  The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-four investment portfolios.

  This Statement of Additional Information relates to nine of those investment portfolios: Retail A Shares and Retail B Shares of the Short- Term Bond Fund, Retail A Shares of the Intermediate Government Income Fund (formerly Intermediate Bond Fund), Retail A Shares and Retail B Shares of High Quality Bond Fund and Trust Shares and Retail A Shares of the Corporate Bond Fund (the "Taxable Bond Funds"), and Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond Fund, and Trust Shares and Retail A Shares of the New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (the "Tax-Exempt Bond Funds," and collectively with the Taxable Bond Funds, the "Funds"). This Statement of Additional Information provides additional investment information with respect to all Funds and should be read in conjunction with the current Prospectuses.

                          INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

  The Funds may purchase variable and floating rate instruments as described in their Prospectuses. If such an instrument is not rated, the investment adviser to the Funds (Fleet Investment Advisors Inc. ("Fleet" or the "Investment Adviser")) must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

 BANK OBLIGATIONS

   Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MUNICIPAL SECURITIES

  Municipal Securities acquired by the Tax-Exempt Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

  The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Tax-Exempt Bond Funds' portfolios may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), described in the Prospectus for each Tax-Exempt Bond Fund and in Appendix A hereto, represent such rating services' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Tax-Exempt Bond Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

  The payment of principal and interest on most securities purchased by the Tax-Exempt Bond Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Tax-Exempt Bond Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

  Among other instruments, the Tax-Exempt Bond Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt Bond Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus for each Fund.

  Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Bond Funds and the liquidity and value of their respective portfolios. In such an event, each Tax-Exempt Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Bond Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

  The Taxable Bond Funds may also invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT AND
DELAYED SETTLEMENT TRANSACTIONS

  When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeded 25% of the value of its assets.

  When a Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

  Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified securities at a specified price. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

  Although "stand-by commitments" are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities that are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

  The Funds will enter into "stand-by commitments" only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Fund's Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

  The Funds will acquire "stand-by commitments" solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" will be valued at zero in determining a Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

   Each Fund may enter into repurchase agreements. The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments.

GOVERNMENT SECURITIES

  Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- SHORT-TERM BOND AND
  CORPORATE BOND FUNDS

  Because the Short-Term Bond and Corporate Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

  Some of the significant financial considerations relating to the Fund s investment in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State s economy is diverse with a comparatively large share of the nation s finance, insurance, transportation, communications and services employment, and a very small share of the nation s farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the City ), which is the most populous city in the State and nation and is the center of the nation s largest metropolitan area, accounts for a large portion of the State s population and personal income.

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

  The State has historically been one of the wealthiest states in the nation. For decades, however, the State, has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year, with corresponding material and adverse effects on the State s projections of receipts and disbursements.

  The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 6.9% in 1994. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.5% in 1995. State per capita personal income remains above the national average. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

STATE BUDGET. The State Constitution requires the governor (the Governor ) the submit to the State legislature (the Legislature ) a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

  The State s budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes,

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

including all necessary appropriations for debt service. The State financial plan for the 1995-96 fiscal year was formulated on June 20, 1995 and was based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the 1995-96 State Financial Plan).

  The 1995-96 State Financial Plan was the first to be enacted in the administration of the Governor, who assumed office on January 1. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-year decline in disbursements in the General Fund, the State s principal operating fund. Spending for State operations was projected to drop even more sharply, by 4.6%. Nominal spending from all State spending sources (i.e., excluding Federal aid) was proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

  The 1995-96 State Financial Plan included actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimated that the 1995-96 State Financial Plan contained actions that provide nonrecurring resources or savings totaling approximately $900 million while the State comptroller (the Comptroller) believed that such amount exceeded $1 billion. In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflected actions that will directly affect the State s 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State s 1995-96 fiscal year are expected to provide greater reductions in the State s fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development.

  The State issued the first of the three required quarterly updates (the First Quarter Update ) to the 1995-96 State Financial Plan on July 28, 1995.
The First Quarter Update projected continued balance in the State s 1995-96 State Financial Plan. Actual cash receipts and disbursements during the first quarter of the fiscal year were impacted by the late adoption of the budget, and fell somewhat short of original monthly cashflow estimates. Receipt variances were mainly related to timing issues rather than changes in the forecast. Disbursement variances were also ascribed to timing factors.

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


  On October 2, 1995, the State Comptroller released a report on the State s financial condition. The report identified several risks to the 1995-96 State Financial Plan and also estimated a potential imbalance in receipts and disbursements in the 1996-97 fiscal year of at least $2.7 billion and in the 1997-98 fiscal year of at least $3.9 billion. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

  The State issued its second quarterly update to the 1995-96 State Financial Plan on October 26, 1995. The Mid-Year Update projected continued balance in the 1995-96 State Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the use of $41 million from the contingency reserve fund for payments of litigation and disallowance expenses.

  The Division of the Budget revised the cash-basis 1995-96 State Financial Plan on December 15, 1995, in conjunction with the release of the Executive Budget for the 1996-97 fiscal year (the December Update and together with the First Quarter Update and the Mid-Year Update, the Financial Plan Updates ). These projections show continued balance in the State s 1995-96 Financial Plan, with estimated receipts reduced by a net $73 million and estimated disbursements reduced by a net $73 million as compared to the Mid-Year Update. Reductions in receipts reflect delays in estimated receipts from the sale of State assets, and other revisions based upon operating results through November 1995. Disbursement estimates were reduced to reflect lower-than-expected spending through November, savings from debt refundings, and other items which more than offset projected increases in disbursements for school aid and tuition assistance. The resulting General Fund balance of $172 million was unchanged from the Mid-Year Update.

  The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, one month before the legal deadline. There can be no assurance that the Legislature will enact the Executive Budget into law or that the projections set forth in the Executive Budget will not differ materially and adversely from actual results.

  The Governor's Executive Budget projected balance on a cash basis in the General Fund. It reflected a continuing strategy of substantially reduced State spending, including programming restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. In his 1996-97 Executive Budget, the Governor indicated that the 1996-97 General Fund

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


financial plan (based on current law governing spending and revenues) would have been out of balance by almost $3.9 billion as a result of the underlying disparity between receipts and disbursements caused by anticipated spending demands, the effect of current and prior-year tax changes, and the use of one-time revenues to fund recurring spending in the 1995-96 State Financial Plan. The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures.

  To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. The Governor has proposed closing the 1996-97 fiscal year imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. However, there can be no assurance that the Legislature will enact the Governor s proposals or that the State s actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in future fiscal years. The 1996-97 Executive Budget includes action that will have an effect on the budget outlook for the State fiscal year 1997-98 and beyond. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1997-98, which the Governor proposes to close with further spending reductions. The Executive Budget contains projections of a potential imbalance in the 1997-98 fiscal year of $1.4 billion and in the 1998-99 fiscal year of $2.5 billion, assuming implementation of the 1996-97 Executive Budget recommendations.

  The 1995-96 State Financial Plan and the Financial Plan Updates were based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1995-96 State Financial Plan or the Financial Plan Updates, actual results could differ materially and adversely from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  A significant risk to the 1995-96 State Financial Plan projections arise from tax legislation under consideration by Congress and the President. Congressionally-adopted retroactive changes to federal tax treatment of capital gains would flow through automatically to the State personal income tax. Such changes, if ultimately enacted, could produce revenue losses in both the 1995-96 fiscal year and the 1996-97 fiscal year.

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

RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

  The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by the Local Government Assistance Corporation. The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year.

  Total revenues for 1994-95 were $31,455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

  The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed

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


bonds and notes are legally enforceable obligations of the State of New York.

  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and except to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. These State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

  In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State s annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issues by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC s borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 year there was no short-term seasonal borrowing.

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


  In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would
(i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

  Before the approved constitutional amendment can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters in November 1995. The amendment was passed by the Senate in June 1995, and the Assembly is expected to pass the amendment shortly. If approved by the voters, the amendment would become effective January 1, 1996.

  On January 13, 1992, Standard & Poor's Corporation ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

  The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1995-96. The State expects to issue $248 million in general obligation bonds (including $170 million for purposes of redeeming outstanding bond anticipation notes) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. These projections are subject to change if circumstances require.

  Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax

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and revenue anticipation notes were $793.3 million of the 1994-95 fiscal year, and are estimated to be $774.4 million for the 1995-96 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1994-95 fiscal year, and are estimated to be $328.2 million for 1995-96. State lease-purchase rental and contractual obligation payments for 1994-95, including State installment payments relating to certificates of participation, were $1.607 billion and are estimated to be $1.641 billion in 1995-96.

  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of the treatment of certain moneys held in a Supplemental Reserve Fund; and (10) a challenge to the constitutionality of a State lottery game.

  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking

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at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

  The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $676 million.

  Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and of otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1994, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate

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outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

  In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade listing of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, Standard & Poor's reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, Standard & Poor's

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downgraded its rating on the City's $23 billion of outstanding general obligation bonds to BBB+ from A- , citing to the City's chronic structural budget problems and weak economic outlook. Standard & Poor's stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating.

  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or portion of MAC s debt. MAC bonds and notes constitute general obligations of MAC and do not constitue an enforceable obligation or debt of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to certain authorities in the event the City fails to provide such financing.

  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the Control Board) and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a control period to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

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


  From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

  The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the 1995 Modification ), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years (the 1996-1999 Financial Plan ).

  The 1996-1999 Financial Plan projected revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflected proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the 1996-1999 Financial Plan for the 1996 fiscal year included (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payment to the City; (ii) expenditure reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City's pension systems, which would reduce such costs in the 1996 fiscal year.

  The proposed agency spending reductions included the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the 1996-1999 Financial Plan may be difficult to implement, and the 1996-1999 Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totaling $50 million are subject to approval by the Governor and the Legislature.

  The 1996-1999 Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. These actions, a substantial number of which were not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

  Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal years. The 1996-1999 Financial Plan provided no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the 1996-1999 Financial Plan.

  Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

  The City requires certain amounts of financing for seasonal and capital spending purposes. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

  Certain localities, in addition to the City, would have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the projections of the State's receipts and disbursements in the State's 1995-96 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the Yonkers Board) by New York State in

1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

  The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

  Investors should be aware that manufacturing has historically been Connecticut's single most important economic activity. The state's manufacturing industry is diversified, but from 1970 to 1994 manufacturing employment declined 35.4%. During this period, employment in other non-agricultural establishments (including government) increased 66.3%, particularly in the service, trade, and finance categories. In 1994, manufacturing accounted for only 18.5% of total nonagricultural employment in Connecticut. Defense-related business plays an important role in the Connecticut economy, and economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. On a per capita basis, defense awards in Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have had a substantial adverse impact on Connecticut's economy, and the state's largest defense contractors have announced substantial labor force reductions to occur over the next several years.

  The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.6% in 1994. Pockets of more significant unemployment and poverty exist in some of Connecticut's cities and towns, the economic conditions of which are causing them severe financial problems, resulting in some cases in the reporting of operating and accumulated deficits. Connecticut is in a recession the depth and duration of which are uncertain.

  The State recorded operating deficits in its General Fund for fiscal 1987-88, 1988-89, 1989-90, and 1990-91 of $115,600,000, $28,000,000, $259,000,000, and
$809,000,000, respectively. In the fall of 1991, the State issued $965,712,000 of Economic Recovery Notes to help fund its accumulated General Fund deficit. Largely as a result of the enactment in 1991 of a general income tax on resident and non-resident individuals, trusts, and estates the State's General Fund ended fiscal 1991-92, 1992-93, 1993-94, and 1994-95 with operating surpluses of $110,000,000, $113,500,000, $19,700,000, and $80,500,000, respectively.

  The General Fund is the main operating fund of the State. The three major revenue sources for the General Fund are the personal income tax, the sales and use taxes, and the corporation business tax, all of which are sensitive to changes in the level of economic activity in the State. In recent years, the personal income tax enacted in 1991 has superseded the other two as the largest revenue source for the State's General Fund. Proposals to phase-out the personal income tax surfaced in the

1994 general election and such proposals, if enacted, could significantly impact the financial condition of the State. Motor fuel taxes and other transportation-related taxes are paid into a Special Transportation Fund while all other tax revenues are carried in the General Fund.

  The repair and maintenance of the State's highways and bridges will require major expenditures in the near term. The State has adopted legislation that provides for, among other things, the issuance of special tax obligation bonds, the proceeds of which will be used to pay for improvements to the State's transportation system. The bonds are payable solely from motor vehicle and other transportation-related taxes and fees deposited in the Special Transportation Fund. However, the amount of revenues is dependent on the occurrence of future events, including a possible rise in fuel prices, and may thus differ materially from projected amounts. The cost of this infrastructure program, to be met from federal, State and local funds, is currently estimated at $11.2 billion. The State expects to issue $4.2 billion of special tax obligation bonds over a sixteen-year period commenced July 1, 1984 to finance a major portion of the State's share of such costs.

  The tax revenues of Connecticut municipalities are derived only from ad valorem taxes on real and tangible personal property. Problems inherent with these impose practical limitations on the ability of Connecticut municipalities to raise additional tax revenues. The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

ADDITIONAL INVESTMENT LIMITATIONS

  In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

  Each Fund may not:

  1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

  2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

  3. Purchase or sell real estate; except that each Taxable Bond Fund may purchase securities that are secured by real estate, and may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-Exempt Bond Funds may invest in Municipal Securities secured by real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

  4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Tax-Exempt Bond Funds may enter into municipal bond index futures contracts, and all Funds may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond and Corporate Bond Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

  5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

  6.  Invest in companies for the purpose of exercising management or control.

  7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that all Funds may acquire such securities in accordance with the 1940 Act .

In addition to the above limitations:

     8. The Tax-Exempt Bond Funds may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

     9. The Funds, with the exception of the  Short-Term Bond and Corporate
      Bond Funds, may not purchase foreign securities, except that the Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks, or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

  The investment restrictions described below are not fundamental policies of Galaxy and may be changed by Galaxy's Board of Trustees. These non-fundamental investment policies require that:

  (A) subject to fundamental investment limitation No. 8 above, the Funds may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; and

  (B) the Funds may not invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets or if, as a result, more than 2% of a Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

  In order to permit the sale of Fund shares in certain states, Galaxy may make other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses.



            ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares of the Funds are sold on a continuous basis by 440 Financial Distributors, Inc. (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the respective Prospectuses, Retail A Shares of the Funds and Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds ("CDSC Funds") are sold to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc. ("Fleet Group"), its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, Retail Shares of the Funds and Retail B Shares of the CDSC Funds may also be sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). In addition, Trust Shares in the Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to the Taxable Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund are also offered to Direct Investors and Customers of Institutions. Shares of the International Equity Fund are also available for purchase by officers, directors, or employees of the Institutions described above.

  Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. Retail B Shares of the CDSC Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable prospectuses.

  Effective December 1, 1995, Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the applicable Prospectus. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1995, is as follows:

                                      Intermediate
                           Short-Term           Government Income
                           Bond Fund                  Fund
                        ---------------       ---------------------

Net Assets              $  31,542,310             $ 79,557,772
Outstanding Shares          3,136,057                7,740,020

Net Asset Value Per
Share                        $  10.06                $  10.28

Sales Charge (3.75% of
the offering price)              $.39                 $  0.40

Offering to Public           $  10.45                $  10.68

                         High Quality           Tax-Exempt
                           Bond Fund             Bond Fund
                         ------------            ----------
Net Assets             $  30,092,723          $ 31,608,518
Outstanding Shares         2,830,538             2,932,336

Net Asset Value Per
Share                       $  10.63             $  10.78

Sales Charge (3.75% of
the offering price)          $  0.41                $ 0.42

Offering to Public          $  11.04             $  11.20


                      New York Municipal         Connecticut Municipal
                           Bond Fund                   Bond Fund
                     --------------------        ----------------------
Net Assets              $  42,870,155               $ 18,065,593
Outstanding Shares          3,977,437                  1,783,739

Net Asset Value Per
Share                        $  10.78                  $  10.13

Sales Charge (3.75% of
the offering price)           $  0.42                   $  0.39

Offering to Public           $  11.20                  $  10.52

                       Massachusetts        Rhode Island
                      Municipal Bond         Municipal
                           Fund             Bond  Fund
                     ----------------     ----------------
Net Assets              $  16,112,977       $ 10,849,844
Outstanding Shares          1,614,697          1,016,780

Net Asset Value Per
Share                         $  9.98            $ 10.67

Sales Charge (3.75% of
 the offering price)         $  0.39           $  0.42

Offering to Public           $  10.37            $ 11.09

   If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

  Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

  Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                         DESCRIPTION OF SHARES

  Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each representing interests in one of twenty-four separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Treasury Money Market Fund, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds
(plus a third series of shares, i.e. Retail B Shares, of the CDSC Funds) are offered under separate Prospectuses to different categories of investors.

  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable.

Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund) , the Distribution and Services Plan for Retail B Shares of a Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to the Distributor and to Service Organizations under the Distribution and Services Plan.

  Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate, and not by class or series, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

  Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

  Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                    ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

  The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

  Each Fund is treated as a separate corporate entity under the Internal
Revenue Code of 1986, as amended (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the Federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year (the "90% distribution requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "90% gross income test"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

  A Fund will not be treated for a taxable year as a regulated investment company under the Code if 30% or more of the Fund's gross income for such year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Although proposed legislation would repeal the 30% test, it is unclear if or when such legislation would become effective. With respect to covered call options, if the call is exercised by the holder, the premium and the price received upon exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described below under "Taxation of Certain Financial Instruments," the Internal Revenue Service (the "Service") has ruled in private letter rulings issued to other registered investment companies that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months time has elapsed between the date the contract, option or instrument is acquired and the termination date. Although a private letter ruling is binding on the Service only with respect to the taxpayer receiving the ruling, it is anticipated that the Service would take the same position with respect to the Funds. Increases and decreases in the value of a Fund's forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

  A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

  Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000, and an effective marginal rate of 38% applies in the case of corporations having taxable income between $15,000,000 and $18,333,333).

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

  TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS

  As stated in the Prospectuses for the Tax-Exempt Bond Funds, an investment in the respective Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  In order for the Tax-Exempt Bond Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

  Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be disallowed to the extent of the exempt dividends received with respect to the Shares.

 SHORT-TERM BOND AND CORPORATE BOND FUNDS

  Income received by the Short-Term Bond and Corporate Bond Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or
(ii) to deduct such portion from their U.S taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed to the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

  Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

  Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the 90% distribution requirement, on the income or gain qualifying under the 90% gross income test and on their ability to comply with the 30% test described above.

  Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Short-Term Bond and Corporate Bond Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also are applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40%-60% rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

  A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

  Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

  The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

  Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                               TRUSTEES AND OFFICERS

  The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                           Positions               Principal Occupation
                           with The                During Past 5 Years
Name and Address           Galaxy Fund             and Other Affiliations
----------------           -----------             -----------------------
Dwight E. Vicks, Jr.      Chairman & Trustee       President & Director,
Vicks Lithograph &                                 Vicks Lithograph &
  Printing Corporation                             Printing Corporation (book
Commercial Drive                                   manufacturing and commercial
P.O. Box 270                                       printing); Director, Utica
Yorkville, NY 13495                                Fire Insurance Company;
Age 61                                             Trustee, Savings Bank
                                                   of Utica; Director, Monitor
                                                   Life Insurance Company;
                                                   Director, Commercial
                                                   Travelers Mutual Insurance
                                                   Company; Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II.

John T. O'Neill 1         President, Treasurer     Executive Vice President and
Hasbro, Inc.              & Trustee                CFO, Hasbro, Inc. (toy and
200 Narragansett                                   game manufacturer), since
  Park Drive                                       1987; Trustee, The Galaxy
Pawtucket, RI 02862                                VIP Fund; Trustee, Galaxy
Age 54                                             Fund II; Managing Partner,
                                                   KPMG Peat Marwick (accounting
                                                   firm), 1986.

Louis DeThomasis          Trustee                  President, Saint Mary's
Saint Mary's College                               College of Minnesota;
  of Minnesota                                     Director, Bright Day
Winona, MN 55987                                   Travel, Inc.; Trustee,
Age 54                                             Religious Communities
                                                   Trust; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II.

                           Positions               Principal Occupation
                           with The                During Past 5 Years
Name and Address           Galaxy Fund             and Other Affiliations
----------------           -----------             -----------------------
Donald B. Miller           Trustee                 Chairman, Horizon Media,
10725 Quail Covey Road                             Inc. (broadcast services);
Boynton Beach, FL 33436                            Director/Trustee, Lexington
Age 69                                             Funds; President and CEO,
                                                   Media General Broadcast
                                                   Services, Inc. (1986 to
                                                   1989); Chairman, Executive
                                                   Committee, Compton
                                                   International, Inc.
                                                   (advertising agency);
                                                   Trustee, Keuka College;
                                                   Trustee, The Galaxy VIP
                                                   Fund; Trustee, Galaxy Fund
                                                   II.

James M. Seed              Trustee                 Chairman and President,
The Astra Ventures, Inc.                           The Astra Projects,
One Citizens Plaza                                 Incorporated (land
Providence, RI 02903                               development); President,
Age 54                                             The Astra Ventures,
                                                   Incorporated (previously,
                                                   Buffinton Box Company
                                                   manufacturer of cardboard
                                                   boxes); Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II; Commissioner, Rhode
                                                   Island Investment Commission.

Bradford S. Wellman 1      Trustee                 Private Investor;
2468 Ohio Street                                   President, Ames &
Bangor, ME  04401                                  Wellman, from 1978 to
Age 64                                             1991; President, Pingree
                                                   Associates, Inc., from 1974
                                                   until 1990; Director, Essex
                                                   County Gas Company, until
                                                   January 1994; Director, Maine
                                                   Mutual Fire Insurance Co.;
                                                   Member, Maine Finance
                                                   Authority; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II.


                           Positions               Principal Occupation
                           with The                During Past 5 Years
Name and Address           Galaxy Fund             and Other Affiliations
----------------           -----------             -----------------------
W. Bruce McConnel, III     Secretary               Partner of the law
Philadelphia National                              firm Drinker Biddle
  Bank Building                                    & Reath, Philadelphia,
Broad & Chestnut Sts.                              Pennsylvania.
Philadelphia, PA 19107
Age 52

Neil Forrest                                       First Data Investor Services
 First Data Investor       Vice                    Group, Inc. (1992 to
 Services Group, Inc.      President               present);
 4400 Computer Drive       and Assistant           Vice President,
 Westboro, MA  01581       Treasurer               Investment Marketing
 Age 35                                            and Strategic Planning,
                                                   Manufacturers and Traders
                                                   Trust Co. (1990-1992).
Louis Russo
 First Data Investor       Assistant               Vice President, First
 Services Group, Inc.      Treasurer               Data Investor Services
 4400 Computer Drive                               Group, Inc. since 1990;
 Westboro, MA  01581                               Director, Funds
 Age 37                                            Accounting, Fidelity
                                                   Investments from 1988 to
                                                   1990.


-------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

  Each trustee receives an annual aggregate fee of $23,000 for his services as a trustee to Galaxy, The Galaxy VIP Fund and Galaxy Fund II, plus an additional $1,500 for each in-person Galaxy Board meeting attended and  $750 for each Galaxy Fund II Board meeting attended and is reimbursed for expenses incurred in attending meetings. Each trustee of Galaxy and The Galaxy VIP Fund also receives $500 for each telephone Board meeting attended. The Chairman of the Boards of Galaxy and The Galaxy VIP Fund is entitled to an additional annual aggregate fee in the amount of $3,000, and the President and Treasurer of Galaxy and The Galaxy VIP Fund is entitled to an additional annual aggregate fee of $2,000 for their services in these respective capacities. Beginning March 1, 1996, each trustee is also entitled to participate in the Galaxy, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the Plans ). The Plans, which are substantially identical provide that a trustee may defer all or a portion of the compensation earned from each of the Trusts to a deferred compensation account. Monies in the deferred compensation account will be invested according to investment options selected by the trustee. No employee of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a/ 440 Financial) receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, or of the Sub-Adviser, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

  The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

  With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

  The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

                                               Pension or
                                               Retirement                Total
                                                Benefits             Compensation
                                               Accrued as             from Galaxy
                              Aggregate          Part of               and Fund
Name of                     Compensation           Fund              Complex*Paid
Person/Position             from Galaxy          Expenses            to Trustees
---------------             ------------        ---------           -------------
Bradford S. Wellman          $19,500               None               $27,500
Trustee
Dwight E. Vicks, Jr.         $22,900               None               $31,650
Chairman & Trustee
Donald B. Miller             $19,500               None               $27,500
Trustee
Rev. Louis DeThomasis        $19,500               None               $27,500
Trustee
John T. O'Neil               $21,750               None               $30,125
President, Treasurer
 & Trustee
James M. Seed                $19,500               None               $27,500
Trustee

-------------

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

                         ADVISORY, ADMINISTRATION,
                    CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

  Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October
31, 1995, Galaxy paid Fleet fees (net of reimbursement and/or waivers) of $1,772,737, $2,055,130 and $1,467,085, respectively, with respect to the
Intermediate Government Income Fund; $722,296, $862,228 and $783,564, respectively, with respect to the High Quality Bond Fund; $355,130, $463,521 and $293,801, respectively, with respect to the Short-Term Bond Fund; $273,260, $725,718, and $568,671 respectively, with respect to the Tax-Exempt Bond Fund; and $179,932, $372,534 and $240,943, respectively, with respect to the New York Municipal Bond Fund.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October
31, 1995, Fleet waived advisory fees of $644,334, $757,729, and $557,058, respectively, with respect to the Intermediate Government Income Fund; $268,355, $316,813 and $297,640, respectively, with respect to the High Quality Bond Fund; $129,168, $175,814 and $130,062 , respectively, with respect to the Short-Term Bond Fund; $300,152, $300,314 and $238,933 , respectively, with respect to the Tax-Exempt Bond Fund; and $122,067, $155,369 and $126,783, respectively, with respect to the New York Municipal Bond Fund.

  For the fiscal year ended October 31, 1995, Fleet reimbursed advisory fees of $60,356, $34,946 and $65,354 with respect to the Intermediate Government Income Fund, High Quality Bond Fund and Short-Term Bond Fund, respectively.

  For the fiscal years ended October 31, 1994 and October 31, 1995, Fleet reimbursed advisory fees of $10,125 and $88,394 and $10,583 and $107,711, respectively with respect to the Tax-Exempt Bond Fund and New York Municipal Bond Fund.

  For the period March 16, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, Fleet received advisory fees (net of reimbursement and/or waivers) of $52, $0 and $29,758, respectively, with respect to the Connecticut Municipal Bond Fund.

  For the period March 16, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, Fleet waived advisory fees of $45,359, $172,537 and $125,384, respectively, with respect to the Connecticut Municipal Bond Fund.

  For the fiscal years ended October 31, 1994 and October 31, 1995, Fleet reimbursed advisory fees of $54,947 and $1,528, with respect to the Connecticut Municipal Bond Fund.

  For the period March 12, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, Fleet received advisory fees (net of reimbursement and/or waivers) of $85, $0 and $18,204, respectively, with respect to the Massachusetts Municipal Bond Fund.

  For the period March 12, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, Fleet waived advisory fees of $45,052, $165,730 and $128,981, respectively, with respect to the Massachusetts Municipal Bond Fund.

  For the fiscal years ended October 31, 1994 and October 31, 1995, Fleet reimbursed advisory fees of $33,698 and $14,041, with respect to the Massachusetts Municipal Bond Fund.

  For the period December 12, 1994 (commencement of operations) to October 31, 1995, Fleet received advisory fees (net of waivers) of $171,959 with respect to the Corporate Bond Fund. For the same period, Fleet waived advisory fees of $62,531 with respect to the Corporate Bond Fund.

  For the period December 20, 1994 (commencement of operations) to October 31, 1995, Fleet received advisory fees (net of waivers) of $0 with respect to the Rhode Island Municipal Bond Fund.

  For the period December 20, 1994 (commencing of operations) through October 31, 1995, Fleet reimbursed advisory fees of $71,657 with respect to the Rhode Island and Municipal Bond Fund. For the same period, Fleet waived advisory fees of $32,013 with respect to the Rhode Island Municipal Bond Fund.

  The advisory agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

   Fleet Trust Company, an affiliate of the Investment Adviser, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Taxable Bond Funds held by defined contribution plans. Pursuant to an agreement between Fleet Trust Company and FDISG, Fleet Trust Company will be paid $21.00 per year for each defined contribution plan participant account. As of October 31, 1995, there were approximately 13,537 defined contribution plan participant sub-accounts invested in Trust Shares of the Taxable Bond Funds; thus it is expected that Fleet Trust Company will receive annually approximately $284,277 for sub-account services. FDISG bears this expense directly, and shareholders of Trust Shares of the Taxable Bond Funds bear this expense indirectly through fees paid to FDISG for transfer agency services.

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the Securities and Exchange Commission, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

  Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, FDISG acquired all of the assets of 440 Financial Group of Worcester, Inc.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October
31, 1995, FDISG and/or its predecessors received administration fees (net of fee waivers) of $245,412, $312,525 and $244,446, respectively, with respect to the Intermediate Government Income Fund; $103,731, $131,746 and $130,250, respectively, with respect to the High Quality Bond Fund; $49,474, $71,444 and $57,153, respectively, with respect to the Short-Term Bond Fund; $58,692, $115,702 and $104,560,
respectively, with respect to the Tax-Exempt Bond Fund and $31,970, $60,223 and $55,482, respectively, with respect to the New York Municipal Bond Fund.
For the fiscal year ended October 31, 1993, FDISG and/or its predecessors waived administration fees of $178 with respect to the Tax-Exempt Bond Fund.

  For the period March 16, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, FDISG and/or its predecessors received administration fees (net of fee waivers) of $0, $0 and $0, respectively, with respect to the Connecticut Municipal Bond Fund. For the period March 16, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, FDISG and/or its predecessors waived administration fees of $26,643, $51,576 and $39,479, respectively, with respect to the Connecticut Municipal Bond Fund.

   For the period March 12, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, FDISG and/or its predecessors received administration fees (net of fee waivers) of $0, $0 and $0, respectively, with respect to the Massachusetts Municipal Bond Fund.

  For the period March 12, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and October 31, 1995, FDISG and/or its predecessors waived administration fees of $27,030, $50,862 and $39,900, respectively, with respect to the Massachusetts Municipal Bond Fund.

  For the period December 12, 1994 (commencement of operations) to October 31, 1995, FDISG and/or its predecessors received administration fees of $27,410 with respect to the Corporate Bond Fund.

  For the period December 20, 1994 (commencement of operations) to October 31, 1995, FDISG and/or its predecessors received administration fees of $4,850 with respect to the Rhode Island Municipal Bond Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities;
(v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Short-Term Bond and Corporate Bond Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

   FDISG also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                          PORTFOLIO TRANSACTIONS

  Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

  In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

  Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, the Investment Adviser, FDISG, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

  Galaxy is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At October 31, 1995, (a) the Short-Term Bond Fund had entered into repurchase transactions with Chase Securities, Inc. in the amount of $1,119,271 to be repurchased on November 1, 1995 at $1,119,450; (b) the Intermediate Government Income Fund had entered into repurchase transactions with Chase Securities, Inc. in the amount of $14,757,580 to be repurchased on November 1, 1995 at $14,757,937; (c) the Corporate Bond Fund held corporate bonds of Chase Manhattan Corp. in the amount of $306,750 and had entered into repurchase transactions with Chase Securities, Inc. in the amount of $1,104,311 to be repurchased on November 1, 1995 at $1,104,487; and (d) the High Quality Bond Fund had entered into repurchase transactions with Chase Securities, Inc. in the amount of $1,377,652 to be repurchased on November 1, 1995 at $1,377,872. Chase Securities, Inc. is considered "regular broker or dealer" of Galaxy. Chase Manhattan Bank, N.A. is the parent of Chase Securities, Inc.

  Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.

                       SHAREHOLDER SERVICES PLAN

  As stated in the Prospectuses for each Fund , Galaxy may enter into agreements ("Shareholder Services Agreements") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for providing certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1996, Galaxy had entered into Shareholder Services Agreements only with Fleet Bank.

  Each Shareholder Services Agreement between Galaxy and a Service Organization relating to the Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

  For the one-month period ended October 31, 1994 (date of implementation of Shareholder Services Plan), payments to Service Organizations totaled $3,465, $12,348, $4,524, $4,723, $5,577, $2,410 and $2,114 with respect to the High
Quality Bond Fund, Intermediate Government Income Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund and Massachusetts Municipal Bond Fund, respectively.

  For the fiscal year ended October 31, 1995, payments to Service Organizations totaled $39,826, $122,743, $45,148, $0, $47,093, $60,513, $25,383 and $22,206
with respect to the High Quality Bond Fund,

Intermediate Government Income Fund, Short-Term Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund and Massachusetts Municipal Bond Fund, respectively.

  Galaxy's Shareholder Services Agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Trust and Retail A Shares of each Fund. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Shareholder Services Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's Trustees, including a majority of the Trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

  The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                          DISTRIBUTION AND SERVICES PLAN

  Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Tax-Exempt Bond, Short-Term Bond and High Quality Bond Funds. This Plan is described in the applicable Prospectus.

  Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Funds' outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

  Payments for distribution expenses under the Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

  Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Retail B Shares. The Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

  As long as the Plan is in effect, the nomination of the Trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the non-interested Trustees.


                                 EXPENSES

  If expenses borne by any Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Fleet and FDISG will reimburse Galaxy for any such excess in proportion to the fees payable to them with respect to each portfolio to the extent required by such regulations and up to the amount of the fees payable to them, provided, however, that to the extent required by such state regulations, Fleet and FDISG have agreed to effect such reimbursement regardless of the amount of fees payable to them. Any such reimbursement would be made no less frequently than the payment of fees to each organization. The most restrictive expense limitation currently in effect is:
2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an investment company. Such reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. The fees which the Service Organizations may charge to customers for services provided in connection with their investments in Galaxy are not covered by the state securities expense limitations described above.

                                DISTRIBUTOR

  440 Financial Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as Galaxy's Distributor. On March 31, 1995, FDISG acquired all of the issued and outstanding stock of the Distributor. Prior to that time, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

  Unless otherwise terminated, the Distribution Agreement among Galaxy, the Distributor and its parent, FDISG, remains in effect until February 28, 1997, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                  AUDITORS

  Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by Coopers & Lybrand L.L.P. for the periods included in their report thereon which appears therein.

                                 COUNSEL

  Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of Day, Berry & Howard, City Place, Hartford, Connecticut 06103-3499 serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of the Prospectuses with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of Special Considerations relating to Rhode Island Municipal Securities.

                      PERFORMANCE AND YIELD INFORMATION


Yield and Performance of the Funds

   The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                   a - b      6
      YIELD = 2[( - - - - +1 )  - 1]
                    cd

Where:  a =  dividends and interest earned by a Fund during the period;

        b =  expenses accrued for the period (net of reimbursements);

        c = average daily number of shares outstanding during the period, entitled to receive dividends; and

        d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

  With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

  The "tax-equivalent" yield of the New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) by dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The tax- equivalent yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.

  Based on the foregoing calculation, (i) the standard yields for Retail A Shares of the Intermediate Government Income, High Quality Bond, Short-Term Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond , Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds for the 30-day period ended October 31, 1995 were 5.84%, 5.29%, 4.91%, 4.39%, 4.49%,
4.33%, 4.33% and 5.01%, respectively, and (ii) the tax-equivalent yield for Retail A Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds for the 30-day period ended October 31, 1995 were 6.37%, 7.06%, 6.58%, 7.12% and 8.29%, respectively.

  Based on the foregoing calculation, (i) the standard yield for Trust Shares of the Intermediate Government Income, High Quality Bond, Short-Term Bond, Corporate Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds for the 30-day period ended
October 31, 1995 were 6.15%, 5.48%, 5.22%, 5.52%, 4.83%, 4.74%, 4.57% and 4.57%,
respectively, and (ii) the tax-equivalent yield for Trust Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds for the 30-day period ended October 31, 1995 were 6.70%, 7.45%, 6.94% and 7.52%, respectively.

  Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                 ERV   l/n
          T = [(-----)     - 1]
                   P

  Where:  T =  average annual total return;

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P =  hypothetical initial payment of $1,000; and

          n =  period covered by the computation, expressed in years.

  Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return =  [(-----) - l]
                              P

  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

   Aggregate total return for Retail A Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to October 31, 1995 was 72.74%. From September 1, 1988 (inception) to October 31, 1995, the average annual total return for Retail A Shares of the Intermediate
Government Income Fund was 7.93%. For the one-year and five-year periods ended October 31, 1995, the average annual total returns for Retail A Shares of the Intermediate Government Income Fund were 12.85% and 8.13%, respectively.

  Aggregate total returns for Retail A Shares of the High Quality Bond Fund from December 14, 1990 (inception) to October 31, 1995 was 52.30%. From December 14, 1990 (inception) to October 31, 1995, the average annual total return for Retail A Shares of the High Quality Bond Fund was 8.93%. For the one-year period ended October 31, 1995, the average annual total return for Retail A Shares of the High Quality Bond Fund was 18.46%.

  Aggregate total returns for Retail A Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds from December 30, 1991 (inception) to October 31, 1995 were 22.16%, 30.58% and 28.78%, respectively. From December 30, 1991 (inception) to October 31, 1995, average annual total returns for Retail A Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 5.36%, 7.21% and 6.82%, respectively. For the one-year period ended October 31, 1995, the average annual total returns for Retail A Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 9.28%, 13.40% and 14.03%, respectively.

  Aggregate total return for Retail A Shares of the Connecticut Municipal Bond Fund from March 16, 1993 (inception) to October 31, 1995 was 13.83% and for Retail A Shares of the Massachusetts Municipal Bond Fund from March 12, 1993 (inception) to October 31, 1995 was 12.92%. From March 16, 1993 (inception) to October 31, 1995, average annual total return for Retail A Shares of the Connecticut Municipal Bond Fund was 5.14%. From March 12, 1993 (inception) to October 31, 1995, average annual total return for Retail A Shares of the Massachusetts Municipal Bond Fund was 4.82%. For the one-year period ending October 31, 1995, the average annual total returns for Retail A Shares of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds were 14.94% and 14.52%, respectively.

  Aggregate total return for Retail A Shares of the Rhode Island Municipal Bond Fund from December 20, 1994 (inception) to October 31, 1995 was 11.29%.

  Aggregate total return for Trust Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to October 31, 1995 was 73.29%. From September 1, 1988 (inception) to October 31, 1995, average annual total return for Trust Shares of the Intermediate Government Income Fund was 7.97%. For the one-year and five-year periods ended October 31, 1995, the average annual total returns for Trust Shares of the Intermediate Government Income Fund were 13.18% and 8.19%, respectively.

  Aggregate total return for Trust Shares of the High Quality Bond Fund from December 14, 1990 (inception) to October 31, 1995 was 52.59%. From December 14, 1990 (inception) to October 31, 1995, average annual total return for Trust Shares of the High Quality Bond Fund was 8.98%. For the one-year period ended October 31, 1995, the average annual total return for Trust Shares of the High Quality Bond Fund was 18.66%.

  Aggregate total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds from December 30, 1991 (inception) to October 31, 1995 were 22.49%, 30.84% and 29.01%, respectively. From December 30, 1991 (inception) to October 31, 1995, average annual total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 5.43%, 7.26%, and 7.03%, respectively. For the one-year period ended October 31, 1995, the average annual total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 9.55%, 13.62% and 14.23%, respectively.

  Aggregate total returns for Trust Shares of the Connecticut Municipal Bond Fund from March 16, 1993 (inception) to October 31, 1995 was 14.13% and for Trust Shares of the Massachusetts Municipal Bond Fund from March 12, 1993 (inception) to October 31, 1995 was 13.12%. From March 16, 1993 (inception) to October 31, 1995, the average annual total return for Trust Shares of the Connecticut Municipal Bond Fund was 5.25%. From March 12, 1993 (inception) to October 31, 1995, average annual total return for Trust Shares of the Massachusetts Municipal Bond Fund was 4.89%. For the one-year period ended October 31, 1995, the average annual total returns for Trust Shares of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds were 15.21% and 14.72%, respectively.

  Aggregate total return for Trust Shares of the Corporate Bond Fund from December 12, 1994 (inception) to October 31, 1995 was 13.85%.

                               MISCELLANEOUS

  As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail Shares of each of Galaxy s investment portfolios were as follows: Short-Term Bond Fund -- Womat Leasing, MSN 217, Attention: Mark Roberts, One Corporate Center, Hartford, Connecticut 06103 (10.15%); Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co. Funds Control, Attention: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (43.60%); James R. McCulloch, c/o MICROFIBRE, P.O. Box 1208, Pawtucket, Rhode Island 02860 (8.01%); Tax- Exempt Money Market Fund -- Hope H. Van Beuren, East Main, R.R. 25 Enterprise Center, Middletown, Rhode Island 02842 (15.10%); Joseph Dimenna, 1049 Fifth Avenue, Apartment P3, New York, New York 10028 (11.24%); Massachusetts Municipal Money Market Fund -- Olsen & Company, Attention: Corporate Actions of - 0503, One Federal Streets, Boston, Massachusetts 02110-2003 (45.38%); Shawmut Bank, National Association,
Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street
- MSN 294, Hartford, Connecticut 06120 (7.37%); and Connecticut Municipal Money Market Fund -- Shawmut Bank, National Association, Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street - MSN 294, Hartford, Connecticut 06120 (57.55%); Olsen & Company, Attention: Corporate Actions of - 0530, One Federal Street, Boston, Massachusetts 02110 (26.89%).

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy s investment portfolios were as follows: High Quality Bond Fund -- Fleet Financial Group Inc., Fleet Saving Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (14.41%); Corporate Bond Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund -- EB c/o Doris Cole, 446 Main Street, Worcester, Massachusetts 01608, (9.23%); BNE Unified Retirement Trust,
Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (18.82%); Connecticut Municipal Bond Fund -- Shawmut Bank, Connecticut, National Association as Agent for Florence Roberts, c/o Anna Maria Simonelli, 777 Main Street, Hartford, Connecticut 06115 (7.96%); Robert M. Ross, Jr. (5.13%); Ruthan Wein, 18 Timberland Drive, Farmington, Connecticut 06032 (7.83%); Massachusetts Municipal Bond Fund -- Joseph S. Teller, 8 Kilsyth Terrace, #21, Brighton, Massachusetts 02146 (6.02%); Phillip H. Tobey c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.18%); Rhode Island Municipal Bond -- Vera J. Clark, 175 East Avenue, Westerly, Rhode Island 02811 (7.19%); and Tax-Exempt Bond Fund -- Nusco Retiree Health, P.O. Box 270 Hartford, Connecticut 06141 (15.49%); Money Market Fund -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (5.49%); Tax-Exempt Fund -- Fleet Bank, Rhode Island custodian for A Banko Inv., Attention: Ann Celander, 100 Westminster Street, Providence, Rhode Island 02903 (5.53%); Government Fund -- Brown University Non-Exp Fund RISLA A-Bill, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.11%); U.S. Treasury Fund -- Fleet National Bank of Massachusetts, Schmid, Inc., Debtor in Possession, c/o Robin Boweman, 1 Federal Street, Boston, Massachusetts 02211 (6.35%); BIC Corporation Investment Management Account, Robert McDonald, BIC Corporation Investment Management Account, Attention: Robert McDonald, 500 BIC Drive, Milford, Connecticut 06460 (5.54%); and Institutional Treasury Money Market Fund -- CAI Wireless Systems II, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (21.80%); ASM Escrow Account, Nortek Inc., Attention: Julia Quinn, c/o 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.19%); Massachusetts Municipal Money Market Fund -- Shawmut Bank, Connecticut, National Association, Co-Trustee Francelia Corbett, c/o Peter Vannie, Shawmut Bank, Connecticut, National Association, Hartford, Connecticut 06155 (7.88%); Growth and Income Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund - EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608 (8.91%); Fleet Financial Group, Inc., Employees Thrift Plan c/o Kenneth Weissman, 777 Main Street, Hartford, Connecticut 06115 (19.13%); and Small Cap Value -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (16.11%); Shawmut Bank, National Association, Rodgers Corporation as Trustee, Attention:
James Delucia, Shawmut Bank, Connecticut, 157 Church Street, P.O. Box 1909, New Haven, Connecticut 06509 (5.75%); and Shawmut Bank, Connecticut, as Trustee, SNC Employees Retirement Plan, c/o Thomas Botticelli, Shawmut Bank, Connecticut, 777 Main Street, Hartford, Connecticut 06115-2001 (31.81%); Equity Value Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (7.15%); Equity Growth Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (16.97%); International Equity Fund -- Fleet Financial Group Inc., FFG Retirement & Pension Equity, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.41%); Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (6.80%); Asset Allocation Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Rhode Island 02903 (32.94%); Edward & Angels 401K, 2700 Hospital Trust Tower, Providence, Rhode Island 02903 (12.15%); and Small Company Equity Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 03903 (15.45%); BNE Unified Retirement Trust, Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (8.26%).

                          FINANCIAL STATEMENTS

  Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Reports for the Funds for the fiscal year ended October 31, 1995 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A

                    DESCRIPTION OF SECURITIES RATINGS

  The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, L.P. ("Fitch"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").

Corporate and Tax-Exempt Bond Ratings

  The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The four highest ratings of Fitch for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year, which is issued by bank holding companies and their principal banking subsidiaries. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB currently have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.

Corporate and Tax-Exempt Commercial Paper Ratings

  The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short- term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

  Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations are rated B if there is an uncertainty as to the capacity to ensure timely repayment.

  Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

Tax-Exempt Note Ratings

  A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

  Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  Fitch uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                 APPENDIX B

  As stated in the applicable Prospectuses, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.  Interest Rate Futures Contracts

  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

  The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

  Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

  In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

  The adviser could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

  Example of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  Municipal Bond Index Futures Contracts

  A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

  The New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

  Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Example of a Municipal Bond Index Futures Contract

  Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.


                                                                Current Price
                                                                 (points and
                                                Maturity        thirty-seconds
Issue                  Coupon     Issue Date      Date           of a point)
Ohio HFA               9 3/8        5/05/83      5/1/13              94-2
NYS Power              9 3/4        5/24/83      1/1/17             102-0
San Diego, CA IDR     10            6/07/83      6/1/18             100-14
Muscatine, IA Elec    10 5/8        8/24/83      1/1/08             103-16
Mass Health & Ed      10            9/23/83      7/1/16             100-12

  The current value of the portfolio is $5,003,750.

  To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

  On March 23, the bonds in the portfolio have the following values:

      Ohio HFA                81-28

      NYS Power              98-26
      San Diego, CA IDB      98-11
      Muscatine, IA Elec     99-24
      Mass Health & Ed       97-18

  The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

  The following table provides a summary of transactions and the results of the hedge.

                       Cash Market               Futures Market
                      ------------               ----------------
  February 2        $5,003,750 long posi-        Sell 50 Municipal Bond
                    tion in municipal            futures contracts at
                    bonds                        86-09

  March 23          $4,873,438 long posi-        Buy 50 Municipal Bond
                    tion in municipal            futures contracts at
                    bonds                        83-27
                   ----------------------        -----------------------

                    $130,312 Loss                $121,875 Gain

  While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

  The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.


III.  Margin Payments

  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

  There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

  Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

  In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  Successful use of futures by the Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                     GALAXY
                                  EQUITY VALUE
                                      FUND



                                February 29, 1996












                                   PROSPECTUS
                                  Trust Shares




                                    [LOGO]

                                                                        TRUST


                                THE GALAXY FUND

                               EQUITY VALUE FUND





                                   PROSPECTUS

                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Special Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Other Investment Policies and
     Risk Considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20

===============================================================================

                                THE GALAXY FUND

4400 Computer Drive                        For applications and information
Westboro, Massachusetts 01581-5108         concerning initial purchases
                                           and current performance, call
                                           1-800-628-0414. For
                                           additional purchases,
                                           redemptions, exchanges and
                                           other shareholder services,
                                           call 1-800-628-0413.

   The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the EQUITY VALUE FUND (the "Fund") offered by Galaxy.
   The Fund's investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued.
   This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares, (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.
   The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.
   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
   This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                             --------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

   Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                                                EQUITY
                                                                                                VALUE
SHAREHOLDER TRANSACTION EXPENSES                                                                 FUND
--------------------------------                                                                ------
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .38%
                                                                                                ----
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.13%
                                                                                                ====

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                         ------  -------  -------  --------
Equity Value Fund   . . . . . . . . . . . . . . . . . . . . . . . .        $11     $35      $61      $135

   The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994 Retail Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.
   The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund (Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1991). More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                             EQUITY VALUE FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                      YEAR ENDED
                                      OCTOBER 31,
                                    1995       1994                  YEARS ENDED OCTOBER 31,(2)             PERIOD ENDED
                                  --------   --------    -------------------------------------------------   OCTOBER 31,
                                      TRUST SHARES         1993       1992      1991      1990      1989     1988(1),(2)
                                  -------------------    --------   --------   -------   -------   -------   ----------
Net Asset Value, Beginning
  of Period . . . . . . . . . .   $  13.32   $  13.12    $  11.41   $  11.52   $  9.45   $ 11.51   $ 10.41    $ 10.00
                                  --------   --------    --------   --------   -------   -------   -------    -------
Income from Investment
  Operations:
  Net investment income . . . .       0.28       0.19        0.19       0.26      0.37      0.39      0.36       0.03
  Net realized and unrealized
    gain (loss) on investments        0.24       0.45        2.14       0.33      2.41     (1.37)     1.10       0.38
                                  --------   --------    --------   --------   -------   -------   -------    -------
      Total from Investment
        Operations  . . . . . .       2.52       0.64        2.33       0.59      2.78     (0.98)     1.46       0.41
                                  --------   --------    --------   --------   -------   -------   -------    -------
Less Dividends:
  Dividends from net
    investment income . . . . .      (0.30)     (0.16)      (0.20)     (0.27)    (0.37)    (0.38)    (0.36)        --
  Dividends from net realized
    capital gains . . . . . . .      (1.21)     (0.28)      (0.42)     (0.43)    (0.34)    (0.70)       --         --
                                  --------   --------    --------   --------   -------   -------   -------    -------
      Total Dividends:  . . . .      (1.51)     (0.44)      (0.62)     (0.70)    (0.71)    (1.08)    (0.36)        --
                                  --------   --------    --------   --------   -------   -------   -------    -------
Net increase (decrease) in
  net asset value . . . . . . .       1.01      (0.20)       1.71      (0.11)     2.07     (2.06)     1.10       0.41
                                  --------   --------    --------   --------   -------   -------   -------    -------
Net Asset Value,
  End of Period . . . . . . . .   $  14.33   $  13.32    $  13.12   $  11.41   $ 11.52   $  9.45   $ 11.51    $ 10.41
                                  ========   ========    ========   ========   =======   =======   =======    =======
Total Return  . . . . . . . . .      21.31%      5.05%      21.18%      5.66%    30.45%    (9.43%)   14.19%      4.10%(3)
Ratios/Supplemental Data:
Net Assets, End of
 Period (000's) . . . . . . . .   $165,330   $154,403    $176,107   $133,578   $99,601   $92,893   $92,366    $75,774
Ratios to average net assets:
  Net investment income
    including reimbursement/
    waiver  . . . . . . . . . .       2.10%      1.46%       1.52%      2.24%     3.25%     3.66%     3.25%      1.89%(4)
  Operating expenses including
    reimbursement/waiver  . . .       1.02%      1.06%       0.97%      0.94%     0.94%     0.95%     0.97%      0.95%(4)
  Operating expenses excluding
    reimbursement/waiver  . . .       1.02%      1.06%       0.97%      0.94%     0.94%     0.95%     0.98%      0.95%(4)
Portfolio Turnover Rate . . . .         76%        71%         50%       136%       40%       94%       44%         4%(3)

----------
1 The Fund commenced operations on September 1, 1988.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares".
3 Not Annualized.
4 Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

   The investment objective of the Fund, is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet") believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, the Fund's Investment Adviser considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Investment Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.
   Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold other types of securities in such proportions as, in the opinion of the Investment Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Investment Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 20% of its total assets in foreign securities either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies" below. The Fund may also write covered call options. See "Other Investment Policies -- Options" and "Other Investment Policies -- Derivative Securities" below. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.
   The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

  Market Risk

   The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

  Interest Rate Risk

   To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate change.

  Foreign Securities

   Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.
   Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
   Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

   All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Services, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser.

  U.S. Government Obligations and Money Market Instruments

   The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.
   Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.
   Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.
   Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.
   Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.
   Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

  Repurchase and Reverse Repurchase Agreements

   The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.
   The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.
   The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Securities Lending

   The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

   The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Options

   Covered Call Options. To further increase return on their portfolio securities, in accordance with their investment objectives and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Fund, and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

  American and European Depository Receipts

   The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

  Foreign Currency Exchange Transactions

   Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.
   Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.
   The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding Foreign Currency Exchange Transactions.

  Convertible Securities

   The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.
   Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  Derivative Securities

   The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, options.
   Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

   The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objective and PoliciesDerivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

  Portfolio Turnover

   The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for Federal income tax purposes. See "Financial Highlights" and "Taxes -- Federal."

                             INVESTMENT LIMITATIONS

   The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:
         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.
         2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.
         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non- negotiable time deposits and other securities which are not readily marketable.
         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.
   In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)
   With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.
   The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.
   If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

   Net asset value per Share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of the Fund, by the number of outstanding shares of that series of the Fund.
   The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.
   Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

   Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

   The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").
   A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.
   Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.
   Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

   Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.
   Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

   Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.
   Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.
   Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.
   Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

   The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

   The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.
   Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust shares. Such distributions are not eligible for the dividends received deduction.
   Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.
   If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.
   A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.
   It is expected that the Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or
(b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income. Because the Fund may not invest more than 20% of its total assets in the securities of foreign issuers, shareholders of the Fund should not expect to claim a foreign tax credit or deduction.
   The foregoing summarizes some of the important Federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the Federal income tax consequences of distributions made each year.

STATE AND LOCAL

   Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                             MANAGEMENT OF THE FUND

   The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

   Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market Fund, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Funds. Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.
   The Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978 and has been the Fund's portfolio manager since its inception.
   For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.
   Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees at the effective annual rate of .75% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

   Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.
   FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid administration fees to FDISG at the effective annual rate of .088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

   Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class C shares (Trust Shares), Class C-Special Series 1 shares (Retail A Shares) and Class C-Special 2 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.
   Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such Shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.
   Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Fund are sold with a maximum contingent deferred sales charge of 5.0%. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

   Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.
   Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.
   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

   Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by customers. Institutions may receive up to one-half of these fees for providing one or more of the following services to such
Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such
Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."
   Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

   FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

   The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for purpose of providing custodial services for the Fund's foreign assets held outside the United States. FDISG Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial Group) ("FDISG"), a wholly-owned subsidiary of FDISG Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

   Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, Shareholder Servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

   Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.
   The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.
   The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.
   Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.
   The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.
   As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     GALAXY
                                 EQUITY GROWTH
                                      FUND



                               February 29, 1996





                                   PROSPECTUS
                                  Trust Shares



                                    [LOGO]





FN-265 15033 (3/96) PKG. 50

                                                                           TRUST





                                THE GALAXY FUND

                               EQUITY GROWTH FUND





                                   PROSPECTUS

                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             --------------------

                               TABLE OF CONTENTS

                                               PAGE
                                               ----
EXPENSE SUMMARY . . . . . . . . . . . . . . .    2
FINANCIAL HIGHLIGHTS. . . . . . . . . . . . .    3
INVESTMENT OBJECTIVE AND POLICIES . . . . . .    5
  In General. . . . . . . . . . . . . . . . .    5
  Special Risk Considerations . . . . . . . .    5
  Other Investment Policies and
    Risk Considerations . . . . . . . . . . .    6
INVESTMENT LIMITATIONS. . . . . . . . . . . .   11
PRICING OF SHARES . . . . . . . . . . . . . .   12
HOW TO PURCHASE AND REDEEM SHARES . . . . . .   13
  Distributor . . . . . . . . . . . . . . . .   13
  Purchase of Shares. . . . . . . . . . . . .   13
  Redemption of Shares. . . . . . . . . . . .   14
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . .   14
TAXES . . . . . . . . . . . . . . . . . . . .   15
  Federal . . . . . . . . . . . . . . . . . .   15
  State and Local . . . . . . . . . . . . . .   15

                                              PAGE
                                              ----
MANAGEMENT OF THE FUND. . . . . . . . . . . .   15
  Investment Adviser. . . . . . . . . . . . .   16
  Authority to Act as Investment Adviser. . .   17
  Administrator . . . . . . . . . . . . . . .   17
DESCRIPTION OF GALAXY AND ITS SHARES. . . . .   17
  Shareholder Services Plan . . . . . . . . .   18
  Affiliate Agreement for Sub-Account
     Services . . . . . . . . . . . . . . . .   18
CUSTODIAN AND TRANSFER AGENT. . . . . . . . .   19
EXPENSES. . . . . . . . . . . . . . . . . . .   19
PERFORMANCE AND YIELD INFORMATION . . . . . .   19
MISCELLANEOUS . . . . . . . . . . . . . . . .   20

===============================================================================

                                THE GALAXY FUND

4400 Computer Drive                        For applications and information
Westboro, Massachusetts 01581-5108         concerning initial purchases
                                           and current performance, call
                                           1-800-628-0414. For
                                           additional purchases,
                                           redemptions, exchanges and
                                           other shareholder services,
                                           call 1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represents interests in the EQUITY GROWTH FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

         This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                             --------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                                      EQUITY
                                                                                      GROWTH
SHAREHOLDER TRANSACTION EXPENSES                                                       FUND
--------------------------------                                                      ------
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . .      None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .34%
                                                                                      ----
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .     1.09%
                                                                                      ====

--------------
EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                         ------  -------  -------  --------
Equity Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . .        $11     $34      $59      $130

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of Shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

         The financial highlights presented below have been audited by Coopers & Lybrand, L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund (Retail A Shares of the Fund were first offered during the fiscal period ended October 31, 1991). More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                             EQUITY GROWTH FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED
                                                            OCTOBER 31,                   YEAR ENDED            PERIOD ENDED
                                                         1995         1994               OCTOBER 31,(2)          OCTOBER 31,
                                                      ----------------------       -------------------------    ------------
                                                           TRUST SHARES               1993           1992         1991(1),(2)
                                                      ----------------------       -------------------------     ------------
Net Asset Value, Beginning of Period  . . . . . . .   $  14.19      $  13.76       $  12.90         $  11.99        $ 10.00
                                                      --------      --------       --------         --------        -------
Income from Investment Operations:
  Net Investment Income . . . . . . . . . . . . . .       0.20          0.18           0.15             0.17           0.16
  Net realized and unrealized gain
    (loss) on investments . . . . . . . . . . . . .       3.28          0.47           0.95             0.91           1.97
                                                      --------      --------       --------         --------        -------
      Total from Investment
        Operations: . . . . . . . . . . . . . . . .       3.48          0.65           1.10             1.08           2.13
                                                      --------      --------       --------         --------        -------
Less Dividends:
  Dividends from net
    investment income . . . . . . . . . . . . . . .      (0.20)        (0.16)         (0.15)           (0.17)         (0.14)
  Dividends from net realized
    capital gains . . . . . . . . . . . . . . . . .      (0.17)        (0.06)         (0.09)              --             --
                                                      --------      --------       --------         --------        -------
      Total Dividends:  . . . . . . . . . . . . . .      (0.37)        (0.22)         (0.24)           (0.17)         (0.14)
                                                      --------      --------       --------         --------        -------
Net increase (decrease) in net
  asset value . . . . . . . . . . . . . . . . . . .       3.11          0.43           0.86             0.91           1.99
                                                      --------      --------       --------         --------        -------
Net Asset Value, End of Period  . . . . . . . . . .   $  17.30      $  14.19       $  13.76         $  12.90        $ 11.99
                                                      ========      ========       ========         ========        =======
Total Return  . . . . . . . . . . . . . . . . . . .      25.08%         4.80%          8.58%            9.10%         21.39%(3)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's) . . . . . . . .   $420,016      $362,094       $427,298         $224,630        $92,224
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver  . . . . . . . . . . . . .       1.31%         1.27%          1.20%            1.37%          1.46%(4)
  Operating expenses including
    reimbursement/waiver  . . . . . . . . . . . . .       1.00%         0.93%          0.97%            0.95%          0.83%(4)
  Operating expenses excluding
    reimbursement/waiver  . . . . . . . . . . . . .       1.00%         0.93%          0.97%            0.95%          0.83%(4)
Portfolio Turnover Rate . . . . . . . . . . . . . .         14%           18%            16%              22%            16%(3)

--------------
1        The Fund commenced operations on December 14, 1990.

2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

3        Not Annualized.

4        Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

   The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet") believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies -- Convertible Securities" below. The Investment Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.

   The Fund may invest up to 20% of its total assets in foreign securities either directly or indirectly through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies" below. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. The Fund may also write covered call options. See "Other Investment Policies -- Options" and "Other Investment Policies -- Derivative Securities" below.

   As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

         The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

   Market Risk

         The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stock will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

  Interest Rate Risk

         To the extent that the Fund invests in fixed income securities, its holdings of debt securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate change.

  Foreign Securities

         Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

         All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser.

  U.S. Government Obligations and Money Market Instruments

         The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

   Repurchase and Reverse Repurchase Agreements

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

   Securities Lending

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

   Investment Company Securities

         The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

   Options

         Covered Call Options. To further increase return on its portfolio securities, in accordance with its investment objectives and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Fund, and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

   American and European Depository Receipts

         The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

   Foreign Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

         Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

         The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding Foreign Currency Exchange Transactions.

   Convertible Securities

         The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

         Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

   Derivative Securities

         The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, options.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objective and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

   Portfolio Turnover

         The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes -- Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         In addition, the Fund may not purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

         With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

         The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

         Net asset value per Share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

         Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Fund and Trust Share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of Employee Plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

         Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital to the shareholder, generally will be taxable to you.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

         The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

         Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         The Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessor since 1989 and has been the Fund's portfolio manager since its inception.

         For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees at the effective annual rate of .75% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective annual rate of 0.088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class H-Series 1 shares (Trust Shares), Class H-Series 2 shares (Retail A Shares) and Class H-Series 3 shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.0%. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation) and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Service Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG; SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

         The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

         Performance and yield of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     GALAXY
                                 EQUITY INCOME
                                      FUND



                               February 29, 1996










                                   PROSPECTUS
                                  Trust Shares



FN-263 15029 (3/96) pkg. 50

                                                                           TRUST




                                THE GALAXY FUND

                               EQUITY INCOME FUND





                                   PROSPECTUS

                               FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Special Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Other Investment Policies and Risk
     Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20

===============================================================================

                                THE GALAXY FUND

4400 Computer Drive                        For applications and information
Westboro, Massachusetts 01581-5108         concerning initial purchases
                                           and current performance, call
                                           1-800-628-0414. For
                                           additional purchases,
                                           redemptions, exchanges and
                                           other shareholder services,
                                           call 1-800-628-0413.

   The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the EQUITY INCOME FUND (the "Fund") offered by Galaxy.

   The Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock.

   This Prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

   The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
                                ______________

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
         EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

   Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                                             EQUITY
                                                                                             INCOME
SHAREHOLDER TRANSACTION EXPENSES                                                              FUND
--------------------------------                                                             ------
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .31%
                                                                                              ----
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.06%
                                                                                              ====

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                         ------  -------  -------  --------
Equity Income Fund  . . . . . . . . . . . . . . . . . . . . . . . .        $11     $33      $57      $127

   The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above. THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund except that (i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

   The financial highlights presented below have been audited by Coopers & Lybrand, L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund. (Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                              EQUITY INCOME FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR ENDED
                                                        OCTOBER 31,                      YEAR ENDED                  PERIOD ENDED
                                                    1995          1994                  OCTOBER 31,(2)                 OCTOBER 31,
                                                 ------------------------         ---------------------------        ------------
                                                       TRUST SHARES                   1993             1992            1991(1,2)
                                                 ------------------------         ---------------------------        ------------
Net Asset Value, Beginning of Period  . . .      $  12.75        $  12.85         $   11.85          $  11.29           $10.00
                                                 --------        --------         ---------          --------           ------
Income from Investment Operations:
  Net investment income(3). . . . . . . . .          0.36            0.31              0.30              0.30             0.29
  Net realized and unrealized gain (loss)
    on investments  . . . . . . . . . . . .          2.45            0.07              1.09              0.76             1.26
                                                 --------        --------         ---------          --------           ------
      Total from Investment
        Operations: . . . . . . . . . . . .          2.81            0.38              1.39              1.06             1.55
                                                 --------        --------         ---------          --------           ------
Less Dividends:
  Dividends from net investment income  . .         (0.36)          (0.29)            (0.28)            (0.30)           (0.26)
  Dividends from net realized
    capital gains . . . . . . . . . . . . .         (0.21)          (0.19)            (0.11)            (0.20)              --
                                                 --------        --------         ---------          --------           ------
      Total Dividends . . . . . . . . . . .         (0.57)          (0.48)            (0.39)            (0.50)           (0.26)
                                                 --------        --------         ---------          --------           ------
Net increase (decrease) in net asset value           2.24           (0.10)             1.00              0.56             1.29
                                                 --------        --------         ---------          --------           ------
Net Asset Value, End of Period  . . . . . .      $  14.99        $  12.75         $   12.85          $  11.85           $11.29
                                                 ========        ========         =========          ========           ======
Total Return  . . . . . . . . . . . . . . .         22.81%           3.02%            11.85%             9.71%           15.61%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . .       $87,819         $78,880          $123,970           $21,778           $7,096
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver  . . . . . . . . .          2.60%           2.49%             2.34%             2.84%            2.72%(5)
  Operating expenses including
    reimbursement/waiver  . . . . . . . . .          0.98%           1.07%             1.16%             1.03%            0.85%(5)
  Operating expenses excluding
    reimbursement/waiver  . . . . . . . . .          1.00%           1.07%             1.22%             1.54%            1.39%(5)
Portfolio Turnover Rate . . . . . . . . . .            21%             31%               27%               18%              77%(4)

------------
1 The Fund commenced operations on December 14, 1990.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 were $0.29, $0.25 and $0.23, respectively.
4 Not Annualized.
5 Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

   The Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both these elements. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.
   The Fund may invest up to 20% of its total assets in foreign securities either directly or indirectly through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies" below. The Fund may also write covered call options. For additional information concerning investments in options and similar securities, see "Other Investment Policies -- Options" and "Other Investment Policies -- Derivative Securities" below.
   As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet"), prevailing market or economic conditions warrant. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.
   The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although their achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

  Market Risk

   The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

  Interest Rate Risk

   To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate change.

  Foreign Securities

   Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.
   Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
   Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

   All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investor's Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser.

  U.S. Government Obligations and Money Market Instruments

   The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.
   Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.
   Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.
   Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.
   Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser and/or the Sub-Adviser believe that the credit risk with respect to the instrument is minimal.
   Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

  Repurchase and Reverse Repurchase Agreements

   The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser and/or the Sub-Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.
   The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.
   The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Securities Lending

   The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short- term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

   The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Options

   Covered Call Options. To further increase return on their portfolio securities, in accordance with their investment objectives and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Fund, and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

  American and European Depository Receipts

   The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

  Foreign Currency Exchange Transactions

   Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.
   Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.
   The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding Foreign Currency Exchange Transactions.

  Convertible Securities

   The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.
   Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  Derivative Securities

   The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, options.
   Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.
   The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objective and Policies -- Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

  Portfolio Turnover

   The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for Federal income tax purposes. See "Financial Highlights" and "Taxes -- Federal."

                             INVESTMENT LIMITATIONS

   The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    The Fund may not:
         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.
         2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.
         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.
         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

   In addition, the Fund may not purchase any securities which would cause
25% or more of the value of its
total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)
   With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.
   The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.
   If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

   Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.
   The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.
   Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

   Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

   The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").
   A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.
   Galaxy reserves the right to reject any purchase order, in whole or in part. The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.
   Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

   Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions or employers may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.
   Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

   Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.
   Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.
   Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.
   Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

   The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.
   The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.
   Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.
   Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.
   If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable to you.
   A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.
   The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

   Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

   The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

   Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, International Equity, Small Company Equity,

Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.
   Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.
   The Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.
   For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund. The fees for the Funds are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than the average advisory fees paid by funds with similar investment objectives and policies.
   Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rate of .73% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

   Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.
   FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective annual rate of .088% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

   Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class I-Series 1 shares (Trust Shares) and Class I-Series 2 shares ("Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.
   Trust Shares and Retail A Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares and Retail A Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.
   Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.
   Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.
   Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.
   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

   Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such
Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."
   Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

   FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.
   Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.
   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                          CUSTODIAN AND TRANSFER AGENT

   The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

   Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.
   Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.
   The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

   The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.
   Performance and yield of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.
   The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.
   As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.



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






















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





                                     GALAXY
                              INTERNATIONAL EQUITY
                                      FUND

                               February 29, 1996


                                   PROSPECTUS
                                  Trust Shares



                                      [LOGO]







FN-266 15036 (3/96) pkg. 50

                                                                           TRUST
                                THE GALAXY FUND


                           INTERNATIONAL EQUITY FUND


                                   PROSPECTUS


                                FEBRUARY 29, 1996

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
  Special Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6
  Other Investment Policies and Risk
     Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
  When-Issued Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . .       19
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
  Affiliate Agreement for Sub-Account
     Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23

===============================================================================

                                THE GALAXY FUND

4400 Computer Drive
Westboro, Massachusetts 10581-5108

                                        For applications and information
                                        concerning initial purchases
                                        and current performance, call
                                        1-800-628-0414. For
                                        additional purchases,
                                        redemptions, exchanges and
                                        other shareholder services,
                                        call 1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represents interests in the INTERNATIONAL EQUITY FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in equity securities of foreign issuers.

         This Prospectus describes Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in each Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates. Wellington Management Company serves as the sub-adviser to the Fund.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information, is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                                            INTERNATIONAL
                                                                                               EQUITY
SHAREHOLDER TRANSACTION EXPENSES                                                                FUND
                                                                                                ----
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Advisory Fees (After Fee Waivers) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     .72%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     .55%
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    _____
Total Fund Operating Expenses (After Fee Waivers) . . . . . . . . . . . . . . . . . . . . .    1.27%

---------------
EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------
International Equity Fund . . . . . . . . . . . . . . . . . . . . . .    $13       $40        $66      $151

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers and/or expense reimbursements by the Investment Adviser and/or Administrator, Advisory Fees would be 1.15%, and Total Fund Operating Expenses would be 1.70% for Trust Shares of the Fund. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail Shares represent equal pro rata interests in the Fund, except that (i) effective October 1, 1994 Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

         The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                           INTERNATIONAL EQUITY FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED OCTOBER 31,   YEAR ENDED PERIOD ENDED
                                                            1995          1994     OCTOBER 31,  OCTOBER 31,
                                                          ----------------------   ------------------------
                                                              TRUST SHARES           1993(2)     1992(1),(2)
                                                          ----------------------   ------------------------
Net Asset Value, Beginning of Period  . . . . . . .        $ 13.20      $ 12.13      $  9.66      $ 10.00

Income from Investment Operations:
    Net Investment Income(3)  . . . . . . . . . . .           0.16         0.06         0.02         0.06
    Net realized and unrealized gain (loss)
        on investments  . . . . . . . . . . . . . .          (0.18)        1.02         2.51        (0.40)

             Total from Investment Operations:  . .          (0.02)        1.08         2.53        (0.34)

Less Dividends:
    Dividends from net investment income  . . . . .          (0.04)       (0.01)       (0.06)          --
    Dividends from net realized capital gains . . .          (0.16)          --           --           --

             Total Dividends:   . . . . . . . . . .          (0.20)       (0.01)       (0.06)          --

Net increase (decrease) in net asset value  . . . .          (0.22)        1.07         2.47        (0.34)

Net Asset Value, End of Period  . . . . . . . . . .        $ 12.98      $ 13.20      $  12.1      $  9.66

Total Return    . . . . . . . . . . . . . . . . . .          (0.02%)       8.91%       26.36%       (3.40%)(4)

Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . .        $89,614      $82,350      $39,246      $12,584
Ratios to average net assets:
    Net investment income including
        reimbursement/waiver  . . . . . . . . . . .           1.36%        0.74%        0.37%        1.19%(5)
    Operating expenses including
        reimbursement/waiver  . . . . . . . . . . .           1.22%        1.43%        1.57%        1.61%(5)
    Operating expenses excluding
        reimbursement/waiver  . . . . . . . . . . .           1.48%        1.72%        2.04%        2.79%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . .             48%          39%          29%          21%(4)

---------------
1        The Fund commenced operations on December 30, 1991.

2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995, 1994 and 1993 and for the period ended October 31, 1992 were $0.13, $0.04, $0.00 and $0.00, respectively.

4        Not Annualized.

5        Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES
IN GENERAL

         The Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

         The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

         Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described under "Other Investment Policies -- Investment Company Securities" below.

         During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated "A" or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if unrated, determined by Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet") or by Wellington Management Company, the Fund's sub-adviser ("Wellington Management" or the "Sub-Adviser") to be of comparable quality; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (v) repurchase agreements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's total assets. Issuers of commercial paper, bank obligations or repurchase agreements in which the Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

         Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs") as described under "Other Investment Policies." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States' issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry. See "Other Investment Policies" below regarding additional investment policies of the Fund.

         The Investment Adviser and Sub-Adviser will use their best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

   Market Risk

         The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

SPECIAL RISK CONSIDERATIONS

   Interest Rate Risk

         To the extent that the Fund invests in fixed income securities, its holdings of debt securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate change.

   Foreign Securities

         Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

         The Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by the Investment Adviser and/or Sub-Adviser to be of comparable quality.

   U.S. Government Obligations and Money Market Instruments

         The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser and/or the Sub-Adviser believe that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

   Repurchase and Reverse Repurchase Agreements

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser and/or the Sub-Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

   Securities Lending

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser and/or the Sub-Adviser to be of good standing and only when, in the Investment Adviser's and/or the Sub-Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

   Investment Company Securities

         The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser or the Sub-Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

   Options

         Covered Call Options. To further increase return on their portfolio securities, in accordance with their investment objectives and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by a Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Fund, and such options will normally be written on underlying securities as to which the Investment Adviser and/or the Sub-Adviser does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

         Options on Foreign Stock Indexes. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times - Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. See "Derivative Securities" below. For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

   American, European, and Global Depository Receipts

         The Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

   Foreign Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

         Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

         The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding Foreign Currency Exchange Transactions.

   Convertible Securities

         The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

         Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser and/or Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser and/or Sub-Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

   Derivative Securities

         The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, options and options on foreign stock indexes.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Investment Adviser and/or Sub-Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's and/or Sub-Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objective and Policies -- Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

   When-Issued Transactions

         The Fund may purchase eligible securities on a "when-issued" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

   Portfolio Turnover

         The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser and/or the Sub-Adviser believe that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for Federal income tax purposes. See "Financial Highlights" and "Taxes -- Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

         1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, securities which are restricted as to transfer in their principal market, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

         With respect to Investment Limitation No, 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

         The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser and/or the Sub-Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

         Net asset value per Share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

         Certain of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

         Trust Shares of the Fund described in this Prospectus may also be sold to clients, partners and employees of Wellington Management Company, the Sub-Adviser to the Fund.

REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days' written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund are declared and paid annually. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

         Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         If you are considering buying shares of the Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, generally will be taxable to you.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

         It is expected that the Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

         The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

         Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER AND SUB-ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients, and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to the Fund's Sub-Adviser as described below).

         The Fund's portfolio managers, David von Hemert and the Global Equity Strategy Group of Wellington Management Company ("Wellington Management"), a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of Wellington Management, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice-President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Skramstad has been with Wellington Management, the Fund's Sub-Adviser, since 1993 and has been managing the Fund since January 1995. Prior to his association with Wellington Management, Mr. Skramstad was a principal with Scudder, Stevens & Clark.

         For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rate of .77% of the Fund's average daily net assets.

         The advisory agreement between Galaxy and Fleet with respect to the Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Wellington Management, with principal offices at 75 State Street, Boston, Massachusetts 02109, as the Sub-Adviser to the Fund. Wellington Management is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1995, Wellington Management had discretionary management authority with respect to approximately $109.2 billion of assets. Wellington Management's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counselling clients since 1960.

         Under its sub-advisory agreement with Fleet, Wellington Management determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides the Investment Adviser with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with the Sub-Adviser in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by the Sub-Adviser for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and the Sub-Adviser with information concerning relevant economic and political developments.

         For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Wellington Management, computed daily and paid quarterly, at the annual rate of .50% of the first $50 million of the Fund's average daily net assets, plus
 .30% of the next $50 million of such assets, plus .20% of all net assets in excess of $100 million. For the fiscal year ended October 31, 1995, Wellington Management received sub-advisory fees at the effective annual rate of 0.38% of the Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective annual rate of .088% of the Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class G-Series 1 shares (Trust Shares) and Class G-Series 2 shares (Retail A Shares), both series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The

Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Trust Shares and Retail A Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares and Retail A Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one- half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer Inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. The Fund bears its operating expenses. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

         The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

         Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GALAXY
SMALL COMPANY EQUITY
FUND

February 29, 1996

PROSPECTUS
TRUST SHARES

[GALAXY LOGO]

                                                                           TRUST



                                THE GALAXY FUND

                           SMALL COMPANY EQUITY FUND

                                   PROSPECTUS

                              FEBRUARY 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          ---------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . .       2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . .       3
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . .       5
  In General  . . . . . . . . . . . . . . . . . . . . . . .       5
  Special Risk Considerations . . . . . . . . . . . . . . .       5
  Other Investment Policies and Risk
  Considerations  . . . . . . . . . . . . . . . . . . . . .       6
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . .      11
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . .      12
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . .      13
  Distributor . . . . . . . . . . . . . . . . . . . . . . .      13
  Purchase of Shares  . . . . . . . . . . . . . . . . . . .      13
  Redemption of Shares  . . . . . . . . . . . . . . . . . .      14
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . .      14
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . .      14
  Federal . . . . . . . . . . . . . . . . . . . . . . . . .      14
  State and Local . . . . . . . . . . . . . . . . . . . . .      15
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . .      15
  Investment Adviser  . . . . . . . . . . . . . . . . . . .      15
  Authority to Act as Investment Adviser  . . . . . . . . .      16
  Administrator . . . . . . . . . . . . . . . . . . . . . .      16
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . .      17
  Shareholder Services Plan . . . . . . . . . . . . . . . .      17
  Affiliate Agreement for Sub-Account
    Services  . . . . . . . . . . . . . . . . . . . . . . .      18
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . .      18
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . .      19
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . .      19
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .      20

================================================================================

                                THE GALAXY FUND

4400 Computer Drive                For applications and information concerning
Westboro, Massachusetts 01581      initial purchases and current performance,
                                   call 1-800-628-0414. For additional
                                   purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0413.

        The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the SMALL COMPANY EQUITY FUND (the "Fund") offered by Galaxy.

        The Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with capitalizations of $500 million or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with capitalizations of $500 million or less.

        This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

        The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

        SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

        This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
                           -----------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

        Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                                           SMALL
                                                                                          COMPANY
SHAREHOLDER TRANSACTION EXPENSES                                                        EQUITY FUND
--------------------------------                                                        -----------
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .       None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------

Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         .45%
                                                                                            -----
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.20%
                                                                                            =====
----------

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                         1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                         ------      -------      -------       --------
Small Company Equity Fund . . . . . . . . . . . . . . . . . . .            $12         $37          $65           $143

        The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

        This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that effective October 1, 1994 (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate not to exceed .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate not to exceed .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and
(iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

        The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                           SMALL COMPANY EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                               1995              1994            1993(2)       1992(1,2)
                                                           ------------      ------------     -----------     -----------
                                                           TRUST SHARES      TRUST SHARES
                                                           ------------      ------------
Net Asset Value, Beginning of Period  . . . . . . . .       $  12.36          $  12.41         $    8.79       $ 10.00
                                                            --------          --------         ---------       -------
Income from Investment Operations:
  Net Investment Income(3)  . . . . . . . . . . . . .          (0.04)              --              (0.04)        (0.03)
  Net realized and unrealized gain
    (loss) on investments . . . . . . . . . . . . . .           4.25               --               3.66         (1.18)
                                                            --------          --------         ---------       -------
      Total from Investment Operations  . . . . . . .           4.21               --               3.62         (1.21)
                                                            --------          --------         ---------       -------
Less Dividends:
  Dividends from net investment income  . . . . . . .            --                --                --            --
  Dividends from net realized capital gains . . . . .          (0.19)            (0.05)              --            --
                                                            --------          --------         ---------       -------
      Total Dividends . . . . . . . . . . . . . . . .          (0.19)            (0.05)              --            --
                                                            --------          --------         ---------       -------
Net increase (decrease) in net asset value  . . . . .           4.02             (0.05)             3.62         (1.21)
                                                            --------          --------         ---------       -------
Net Asset Value, End of Period  . . . . . . . . . . .       $  16.38          $  12.36         $   12.41      $   8.79
                                                            ========          ========         =========       =======
Total Return  . . . . . . . . . . . . . . . . . . . .          34.73%             0.02%            41.18%       (12.10)%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . .        $94,831           $66,462           $55,683       $29,072
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver  . . . . . . . . . . . . . .          (0.37)%           (0.35)%           (0.66)%       (0.63)%(5)
  Operating expenses including
    reimbursement/waiver  . . . . . . . . . . . . . .           1.12%             1.27%            1 .18%         1.06%(5)
  Operating expenses excluding
    reimbursement/waiver  . . . . . . . . . . . . . .           1.12%             1.27%            1 .22%         1.33%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . .             54%               35%               57%           87%(5)

----------------
(1)     The Fund commenced operations on December 30, 1991.

(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated Retail A Shares.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1992 was $(0.05).

(4)     Not Annualized.

(5)     Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES


IN GENERAL

        The Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with capitalizations of $500 million or less ("Small Capitalization Securities") which Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet"), believes represent the potential for significant capital appreciation.

        Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with capitalizations of $500 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

        The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

        The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies" below.

        The Fund may purchase and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies--Options" and "Other Investment Policies--Derivative Securities" below.

        As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

        The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.


SPECIAL RISK CONSIDERATIONS

  Interest Rate Risk

        To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate change.

        Foreign Securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

        Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

        Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

        All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investor's Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser.


  U.S. Government Obligations and Money Market Instruments

        The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

        Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

        Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

        Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

        Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

        Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."


  Repurchase and Reverse Repurchase Agreements

        The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

        The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

        The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


  Securities Lending

        The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.


  Investment Company Securities

        The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.


  Options

        Covered Call Options. To further increase return on their portfolio securities, in accordance with their investment objectives and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Fund, and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.

  American and European Depository Receipts

        The Fund may invest up to 20% of its total assets in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."


  Foreign Currency Exchange Transactions

        Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

        Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

        The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.


  Convertible Securities

        The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

        Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


  Derivative Securities

        The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, options.

        Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

        The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objective and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

  Portfolio Turnover

        The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes--Federal."


                             INVESTMENT LIMITATIONS

        The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

        The Fund may not:

             1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

             2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

             3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

             4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

        In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

        With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

        The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

        If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.


                               PRICING OF SHARES

        Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

        The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

        Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

                       HOW TO PURCHASE AND REDEEM SHARES


DISTRIBUTOR

        Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


PURCHASE OF SHARES

        The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

        A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

        Galaxy reserves the right to reject any purchase order, in whole or in part.

        The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

        Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

        Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their Customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

        Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

        Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

        Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

        Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.


                          DIVIDENDS AND DISTRIBUTIONS

        Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

        Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.


                                     TAXES

FEDERAL

        The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

        The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

        Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

        Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

        If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

        A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

        The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the Federal income tax consequences of distributions made each year.


STATE AND LOCAL

        Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.


                             MANAGEMENT OF THE FUND

        The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.


INVESTMENT ADVISER

        Fleet, with principal offices at 50 Kennedy Plaza, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Institutional Treasury Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Asset Allocation, Small Cap Value, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

        Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

        The Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

        For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

        Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rate of .74% of the Fund's average daily net assets.


AUTHORITY TO ACT AS INVESTMENT ADVISER

        Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


ADMINISTRATOR

        First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

        FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective rate of .088% of the Fund's average daily net assets.


                      DESCRIPTION OF GALAXY AND ITS SHARES

        Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class K-Series 1 Shares (Trust Shares), Class K-Series 2 Shares (Retail A Shares) and Class K-Series 3 Shares (Retail B Shares), each series representing interests in the Fund.

        The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

        Trust Shares, Retail Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect performance.

        Retail A Shares of the Fund are sold with a front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.00%. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares. Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

        Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.


SHAREHOLDER SERVICES PLAN

        Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, to which Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDSIG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to
 .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by Customers. Institutions may provide one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

        Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.


AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

        FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund directly bear these fees.


                          CUSTODIAN AND TRANSFER AGENT

        The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.


                                    EXPENSES

        Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.


                       PERFORMANCE AND YIELD INFORMATION

        From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

        Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

        The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

        The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

        Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

        The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                 MISCELLANEOUS

        Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

        As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     GALAXY
                                ASSET ALLOCATION
                                      FUND


                               FEBRUARY 29, 1996

                                   PROSPECTUS

                                  TRUST SHARES


FN-262 15028 (3/96) pkg. 50

                                                                           TRUST


                                THE GALAXY FUND
                             Asset Allocation Fund

                                   PROSPECTUS

                              February 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         -----------------------------

                                TABLE OF CONTENTS
                                                                PAGE
                                                                ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . .         2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . .         3
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . .         5
   In General   . . . . . . . . . . . . . . . . . . . . .         5
   Special Risk Considerations  . . . . . . . . . . . . .         5
   Other Investment Policies and Risk
    Considerations  . . . . . . . . . . . . . . . . . . .         6
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . .        12
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . .        13
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . .        14
   Distributor  . . . . . . . . . . . . . . . . . . . . .        14
   Purchase of Shares   . . . . . . . . . . . . . . . . .        14
   Redemption of Shares   . . . . . . . . . . . . . . . .        15
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . .        15
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .        15
   Federal  . . . . . . . . . . . . . . . . . . . . . . .        15
   State and Local  . . . . . . . . . . . . . . . . . . .        16
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . .        16
   Investment Adviser   . . . . . . . . . . . . . . . . .        16
   Authority to Act as Investment Adviser   . . . . . . .        17
   Administrator  . . . . . . . . . . . . . . . . . . . .        17
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . .        18
   Shareholder Services Plan  . . . . . . . . . . . . . .        18
   Affiliate Agreement for Sub-Account
    Services  . . . . . . . . . . . . . . . . . . . . . .        19
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . .        19
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . .        20
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . .        20
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . .        21
================================================================================

                                THE GALAXY FUND

4400 Computer Drive                   For applications and information
Westboro, Massachusetts 01581-5108    concerning initial purchases and current
                                      performance, call 1-800-628-0414. For
                                      additional purchases, redemptions,
                                      exchanges and other shareholder services, call 1-800-628-0413.




         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the ASSET ALLOCATION FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the Fund's expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

         This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares all referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
                             -------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
                 COMMISSION OR ANY STATE SECURITIES COMMISSION
                    PASSED UPON THE ACCURACY OR ADEQUACY OF
                     THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to its Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.


                                                                                ASSET
                                                                              ALLOCATION
SHAREHOLDER TRANSACTION EXPENSES                                                 FUND
--------------------------------                                              ----------
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . . . .            None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . .            None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .            None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .            None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------

Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .             .61%
                                                                                  ----
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . .            1.36%
                                                                                 =====

-------------
EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                       1 YEAR        3 YEARS       5 YEARS      10 YEARS
                                                                       ------        -------       -------      --------
Asset Allocation Fund . . . . . . . . . . . . . . . . . . . .           $14            $42           $73          $181

       The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

       This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that effective October 1, 1994 (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

       The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 1, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Fund. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                            ASSET ALLOCATION FUND(1)
               (FOR A SHARE2 OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                   OCTOBER 31,       OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                                       1995             1994            1993(2)       1992(1,2)
                                                                   -----------       -----------     -----------     -----------
                                                                   TRUST SHARES     TRUST SHARES
Net Asset Value, Beginning of Period  . . . . . . . . . . . . .       $ 10.68          $ 11.15         $ 10.16          $ 10.00
Income from Investment Operations:
  Net Investment Income(3)  . . . . . . . . . . . . . . . . . .          0.32             0.28            0.25             0.15
  Net realized and unrealized gain (loss)
     on investments   . . . . . . . . . . . . . . . . . . . . .          2.16            (0.49)           0.99             0.13
                                                                      -------          -------         -------          -------
        Total from Investment Operations  . . . . . . . . . . .          2.48            (0.21)           1.24             0.28
                                                                      -------          -------         -------          -------
Less Dividends:
  Dividends from net investment income  . . . . . . . . . . . .         (0.33)           (0.26)          (0.25)           (0.12)
  Dividends from net realized capital gains   . . . . . . . . .            --               --              --               --
                                                                      -------          -------         -------          -------
        Total Dividends   . . . . . . . . . . . . . . . . . . .         (0.33)           (0.26)          (0.25)           (0.12)
                                                                      -------          -------         -------          -------
Net increase (decrease) in net asset value  . . . . . . . . . .          2.15            (0.47)           0.99             0.16
                                                                      -------          -------         -------          -------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . .       $ 12.83          $ 10.68         $ 11.15          $ 10.16
                                                                      =======          =======         =======          =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . . . .         23.68%           (1.93%)         12.37%            2.85%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . .       $76,771          $65,464         $92,348          $11,555
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver   . . . . . . . . . . . . . . . . . .          2.74%            2.70%           2.59%            2.80%(5)
  Operating expenses including
     reimbursement/waiver   . . . . . . . . . . . . . . . . . .          1.26%            1.18%           1.14%            1.11%(5)
  Operating expenses excluding
     reimbursement/waiver   . . . . . . . . . . . . . . . . . .          1.30%            1.18%           1.25%            2.39%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .            41%              23%              7%               2%(4)

---------------
(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust Shares and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.24 and $0.08, respectively.
(4)  Not Annualized.
(5)  Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

       The investment objective of the Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet"), interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

       The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of the Investment Adviser's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. Debt securities purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories by Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB") or Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by the Investment Adviser to be of comparable quality). Debt securities rated "BBB" by S&P or "Baa" by Moody's are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. In selecting common stock for purchase by the Fund, the Investment Adviser will analyze the potential for changes in earnings and dividends for a foreseeable period.

       The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies" below. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies."

       As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market and economic conditions warrant. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

       The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.


SPECIAL RISK CONSIDERATIONS

       The Fund invests in equity securities. As with other mutual funds that invest to a significant degree in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

   Interest Rate Risk

       To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate change.


   Foreign Securities

       Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

       Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

   Ratings

       All debt obligations, including convertible bonds, purchased by the Fund are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser.


   U.S. Government Obligations and Money Market Instruments

       The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

       Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

       Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

       Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject the Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations." The Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

       Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."


   Repurchase and Reverse Repurchase Agreements

       The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

       The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

       The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


   Securities Lending

       The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.


   Investment Company Securities

       The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.


   Options

       Covered Call Options. To further increase return on their portfolio securities, in accordance with its investment objectives and policies, the Fund may engage in writing covered call options (options on securities owned by the Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Fund, and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. See "Derivative Securities" below.


   American and European Depository Receipts

       The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."


   Foreign Currency Exchange Transactions

       Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

       Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

       The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.


   Asset-Backed Securities

       The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information relating to the Fund.


   Mortgage-Backed Securities

       The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government related organizations, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

       Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates. To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described above under "Other Investment Policies--Investment Company Securities."

   Convertible Securities

       The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible preferred stock and convertible bonds or debentures.

       Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


   Derivative Securities

       The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, options.

       Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

       The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objective and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

   Portfolio Turnover

       The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover rate may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and Taxes--Federal."


                             INVESTMENT LIMITATIONS

       The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

       The Fund may not:

             1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

             2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

             3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, non-negotiable time deposits and other securities which are not readily marketable.

             4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

       In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

       With respect to Investment Limitation No. 2 above, the Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

       The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

       If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.


                               PRICING OF SHARES

       Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

       The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

       Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.


                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

       Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.


PURCHASE OF SHARES

       The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

       A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

       Galaxy reserves the right to reject any purchase order, in whole or in part.

       The issuance of Trust Shares is recorded on the books of the Fund and Trust Share certificates will not be issued.

       Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

       Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

       Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.


REDEMPTION OF SHARES

       Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

       Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

       Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.


                          DIVIDENDS AND DISTRIBUTIONS

       Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

       Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.


                                     TAXES

FEDERAL

       The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the

Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

       The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

       Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

       Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

       If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

       A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

       The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.


STATE AND LOCAL

       Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.


                             MANAGEMENT OF THE FUND

       The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.


INVESTMENT ADVISER

       Fleet, with principal offices at 50 Kennedy Plaza, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Institutional Treasury Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Small Cap Value, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

       Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

       The Fund's portfolio manager, Donald Jones, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones, who currently serves as Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988, has been the Fund's portfolio manager since May 1, 1995 and has managed Galaxy's New York Municipal Bond Fund since September 1994.

       For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

       Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees at the effective annual rate of .72% of the Fund's average daily net assets.


AUTHORITY TO ACT AS INVESTMENT ADVISER

       Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Trust Shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.


ADMINISTRATOR

       First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

       FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Fund paid FDISG administration fees at the effective annual rate of .088% of the Fund's average daily net assets.


                      DESCRIPTION OF GALAXY AND ITS SHARES

       Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the board of Trustees to classify or reclassify any unissued Shares into one or more Classes or series of Shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of Shares in the Fund: Class N-Series 1 shares (Trust Shares), Class N-Series 2 shares (Retail A Shares) and Class N-Series 3 Shares (Retail B Shares), each series representing interests in the Fund. The Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

       Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

       Retail A Shares of the Fund are sold with a front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.00%. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

       Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

       Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

       Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.


SHAREHOLDER SERVICES PLAN

       Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISGas administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at the annual rate of up to .50% of the average daily net asset value of the Fund's outstanding Retail A Shares beneficially owned by its customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information relating to the Fund under "Shareholder Services Plan."

       Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.


AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

       FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including; maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

       The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.


                                    EXPENSES

       Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.


                       PERFORMANCE AND YIELD INFORMATION

       From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

       Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

       The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

       The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

       Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

       The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                 MISCELLANEOUS

       Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

       As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

GALAXY
SMALL CAP VALUE
FUND

February 29, 1996

PROSPECTUS
Trust Shares

[GALAXY LOGO]

                                                                           TRUST
                                THE GALAXY FUND

                              SMALL CAP VALUE FUND

                                   PROSPECTUS

                               FEBRUARY 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         --------------------------

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . .          2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . .          3
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . .          5
         Special Risk Considerations  . . . . . . . . . . . . .          6
         Other Investment Policies and Risk
           Considerations . . . . . . . . . . . . . . . . . . .          6
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . .         12
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . . .         13
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . .         14
         Distributor  . . . . . . . . . . . . . . . . . . . . .         14
         Purchase of Shares . . . . . . . . . . . . . . . . . .         14
         Redemption of Shares   . . . . . . . . . . . . . . . .         15
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . .         15
TAXES     . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
         Federal  . . . . . . . . . . . . . . . . . . . . . . .         15
         State and Local  . . . . . . . . . . . . . . . . . . .         16

MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . .         16
         Investment Adviser . . . . . . . . . . . . . . . . . .         16
         Authority to Act as Investment Adviser . . . . . . . .         17
         Administrator  . . . . . . . . . . . . . . . . . . . .         18
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . . . .         18
         Shareholder Services Plan  . . . . . . . . . . . . . .         19
         Affiliate Agreement for Sub-Account
           Services . . . . . . . . . . . . . . . . . . . . . .         19
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . .         20
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . .         20
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .         21

================================================================================

                                THE GALAXY FUND

4400 Computer Drive                  For applications and information concerning
Westboro, Massachusetts 01581-5180   initial purchases and current performance,
                                     call 1-800-628-0414. For additional
                                     purchases, redemptions, exchanges and
                                     other shareholder services, call
                                     1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the SMALL CAP VALUE FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

         This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail A Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                              ------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.


                                                                             SMALL CAP
                                                                               VALUE
SHAREHOLDER TRANSACTION EXPENSES                                               FUND
--------------------------------                                             ---------
Sales Load  . . . . . . . . . . . . . . . . . . . . . . . . . . .              None
Sales Load on Reinvested Dividends  . . . . . . . . . . . . . . .              None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . .              None
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . .              None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . .              None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . .              .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .              None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . .              .29%
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . .             1.04%
                                                                              =====

-----------
EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                   1 YEAR          3 YEARS          5 YEARS         10 YEARS
                                                                   ------          -------          -------         --------
Small Cap Value Fund  . . . . . . . . . . . . . . . . . .           $11              $33              $58             $128


         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on the expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees for the Fund's Trust Shares that would have been applicable had they been in effect. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail A Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares," Trust Shares and Retail A Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, and (ii) Trust Shares and Retail A Shares bear differing transfer agency expenses.

         The Small Capitalization Equity Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail A Shares, respectively.

         The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Trust Shares (the series that is similar to the Fund's Trust Shares) for the fiscal years ended October 30, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report is contained in The Shawmut Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in The Shawmut Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. More information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                        PREDECESSOR SMALL CAP VALUE FUND
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED            YEAR ENDED              PERIOD ENDED
                                                                  OCTOBER 31, 1995      OCTOBER 31, 1994        OCTOBER 31, 1993(1)
                                                                  ----------------      ----------------        -------------------
Net Asset Value, Beginning of Period  . . . . . . . . . . .           $  11.07              $  11.21                 $  10.00
                                                                      --------              --------                 --------
Income From Investment Operations:
   Net investment income (2,3)  . . . . . . . . . . . . . .               0.01                  0.02                       --
   Net realized and unrealized gain (loss)
      on investments  . . . . . . . . . . . . . . . . . . .               2.21                  0.17                     1.21
                                                                      --------              --------                 --------
         Total From Investment Operations:  . . . . . . . .               2.22                  0.19                     1.21
                                                                      --------              --------                 --------
   Dividends from net investment income   . . . . . . . . .              (0.01)                (0.01)                      --
   Dividends from net realized capital gains  . . . . . . .              (0.57)                (0.32)                      --
                                                                      --------              --------                 --------
         Total Dividends: . . . . . . . . . . . . . . . . .              (0.58)                (0.33)                      --
                                                                      --------              --------                 --------
Net increase (decrease) in net asset value  . . . . . . . .               1.64                 (0.14)                    1.21
                                                                      --------              --------                 --------
Net Asset Value, End of Period  . . . . . . . . . . . . . .           $  12.71              $  11.07                 $  11.21
                                                                      ========              ========                 ========
Total Return  . . . . . . . . . . . . . . . . . . . . . . .              21.52%                 1.86%                   12.12%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .           $121,364              $101,905                 $100,382
Ratio to average net assets:
   Net investment income including
      reimbursement/waiver  . . . . . . . . . . . . . . . .               0.07%                 0.15%                    0.02%(5)
   Operating expenses including
      reimbursement/waiver  . . . . . . . . . . . . . . . .               1.10%                 1.06%                    1.01%(5)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . . . . . . . . . .               1.35%                 1.34%                    1.29%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .                 32%                   29%                      29%(4)

-----------
(1)The Fund commenced operations on December 14, 1992.
(2)Represents less than $0.01 per share for the year 1993.
(3)Net investment income per share does not reflect tax reclassifications arising in the current period.
(4)Not Annualized.
(5)Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

         Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

         The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies--Options and Futures Contracts", "Other Investment Policies--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies--Derivative Securities" below.

         The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial. See "Special Risk Considerations" and "Other Investment Policies" below.

         As a temporary defensive measure, in such proportions as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies") rated in one of the top two rating categories by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, L.P. ("Fitch"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Small Cap Value Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies" below for information regarding additional investment policies of the Fund.

         Fleet Investment Advisors Inc. ("the Investment Adviser" or "Fleet") will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

  Market Risk

         The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

  Interest Rate Risk

         To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

  Foreign Securities

         Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

         The Fund may purchase convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's, at the time of investment. See "Other Investment Policies--Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "BB" or "Ba". Short-term money market instruments purchased by the Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as S&P, Moody's or Fitch.

  U.S. Government Obligations and Money Market Instruments

         The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having capital, surplus and undivided profits of over $100 million or obligations where the principal amount of the instrument is insured in full by the FDIC.

         Banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

  Repurchase and Reverse Repurchase Agreements

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described below in Investment Limitation No. 3 under "Investment Limitations".

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Fund's policies with respect to reverse repurchase agreements is contained in the Statement of Additional Information relating to this Fund.

  Securities Lending

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans may be on a long-term or short-term basis or both, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgement, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

         The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Options and Futures Contracts

         Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

         Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

         The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

         Stock Index Futures, Swap Agreements, Indexed Securities and Options. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

         There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  American and European Depository Receipts

         The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

  Foreign Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

         Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

         The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

  Convertible Securities

         The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         The Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information relating to the Fund.

  Derivative Securities

         The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

  When-Issued and Delayed Settlement Transactions

         The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

         The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Portfolio Turnover

         The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for Federal income tax purposes. See "Taxes-- Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

                 1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

                 2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or, its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

         The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

                 3. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

         In addition, the Fund may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

         The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

         Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices.

Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, an Institution may impose such requirements on the accounts maintained by its customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

         Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

         The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

         Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small

Company Equity, Asset Allocation, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         The Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Fund since its inception in 1992. He joined Shawmut Bank in 1963 as an investment officer and was a Vice President in charge of Shawmut Bank's Small Cap Equity Management product since inception in 1982.

         For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders.

         The Predecessor Fund bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of .77% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc., d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

         The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .10% of its average daily net assets after fee waivers.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class X-Series 1 shares (Trust Shares) and Class X-Series 2 shares (Retail A Shares), both series representing interests in the Fund.

         The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail A Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Trust Shares and Retail A Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares and Retail A Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75% and have certain exchange and other privileges which are not available with respect to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates) . Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISGas administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information relating to the Fund under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5180.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares and Retail A Shares of the Fund.

         The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five-and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

         Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of Galaxy or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                                   GALAXY
                              GROWTH AND INCOME
                                    FUND

                              February 29, 1996

                                 PROSPECTUS

                                Trust Shares



FN-507 15004  (3/96) pkg. 50

                                                                           TRUST


                                THE GALAXY FUND

                             GROWTH AND INCOME FUND


                                   PROSPECTUS

                               FEBRUARY 29, 1996

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          -------------------------

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . .               2
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . .               3
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . .               5
  Special Risk Considerations . . . . . . . . . . . .               6
  Other Investment Policies and Risk
    Considerations  . . . . . . . . . . . . . . . . .               6
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . .              13
PRICING OF SHARES . . . . . . . . . . . . . . . . . .              14
HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . .              14
  Distributor . . . . . . . . . . . . . . . . . . . .              14
  Purchase of Shares  . . . . . . . . . . . . . . . .              14
  Redemption of Shares  . . . . . . . . . . . . . . .              15
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . .              16
TAXES . . . . . . . . . . . . . . . . . . . . . . . .              16
  Federal . . . . . . . . . . . . . . . . . . . . . .              16
  State and Local . . . . . . . . . . . . . . . . . .              17
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . .              17
  Investment Adviser  . . . . . . . . . . . . . . . .              17
  Authority to Act as Investment Adviser  . . . . . .              18
  Administrator . . . . . . . . . . . . . . . . . . .              18
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . .              18
  Shareholder Services Plan . . . . . . . . . . . . .              19
  Affiliate Agreement for Sub-Account
    Services  . . . . . . . . . . . . . . . . . . . .              20
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . .              20
EXPENSES  . . . . . . . . . . . . . . . . . . . . . .              20
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . .              21
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . .              22

================================================================================

                                THE GALAXY FUND

4400 Computer Drive                   For applications and information
Westboro, Massachusetts 01581-5180    regarding initial purchases and current
                                      performance, call 1-800-628-0414. For
                                      additional purchases, redemptions,
                                      exchanges and other shareholder services, call 1-800-628-0413.




         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the GROWTH AND INCOME FUND (the "Fund") offered by Galaxy.

         The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included in the Standard & Poor's 500 Composite Stock Index ("S&P 500").

         This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue two additional series of shares in the Fund, Retail A Shares and Retail B Shares (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

         The Fund is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information relating to the Fund and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address provided above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                              -----------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.



                                                               GROWTH AND
SHAREHOLDER TRANSACTION EXPENSES                               INCOME FUND
--------------------------------                               -----------
Sales Load  . . . . . . . . . . . . . . . . . . . . . .           None
Sales Load on Reinvested Dividends  . . . . . . . . . .           None
Deferred Sales Load . . . . . . . . . . . . . . . . . .           None
Redemption Fees . . . . . . . . . . . . . . . . . . . .           None
Exchange Fees . . . . . . . . . . . . . . . . . . . . .           None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees . . . . . . . . . . . . . . . . . . . . .           .75%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . .           None
Other Expenses  . . . . . . . . . . . . . . . . . . . .           .32%
                                                                 -----
Total Fund Operating Expenses . . . . . . . . . . . . .          1.07%
                                                                 =====

-------------

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                              1 YEAR         3 YEARS       5 YEARS       10 YEARS
                                              ------         -------       -------       --------
Growth and Income Fund  . . . . . . . . .      $10            $32            $56           $125

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees for the Fund's Trust Shares that would have been applicable had they been in effect. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information relating to the Fund. Any fees that are charged by affiliates of Fleet Investment Advisors Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Fund are in addition to and not reflected in the fees and expenses descibed above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue two additional series of Shares in the Fund, Retail A Shares and Retail B Shares. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in the Fund, except that (i) Retail A Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of the Fund's outstanding Retail A Shares (ii) Retail B Shares of the Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

         The Growth and Income Equity Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail A Shares, respectively.

         The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Trust Shares (the series that is similar to the Fund's Trust Shares) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report is contained in The Shawmut Funds' Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in The Shawmut Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Fund. More information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                       PREDECESSOR GROWTH AND INCOME FUND
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                  1995           1994         1993(1)
                                                               -----------   -----------    -----------
Net Asset Value, Beginning of Period  . . . . . . . . . . .     $  11.15     $   10.69       $  10.00
                                                                --------     ---------       --------
Income from Investment Operations:
    Net Investment Income2  . . . . . . . . . . . . . . . .         0.28          0.25           0.18
    Net realized and unrealized gain (loss)
        on investments  . . . . . . . . . . . . . . . . . .         1.69          0.72           0.69
                                                                --------     ---------       --------
        Total from Investment Operations: . . . . . . . . .         1.97          0.97           0.87
                                                                --------     ---------       --------
Less Dividends:
    Dividends from net investment income  . . . . . . . . .        (0.28)        (0.23)         (0.18)
    Dividends from net realized capital gains . . . . . . .        (0.49)        (0.28)            --
                                                                --------     ---------       --------
        Total Dividends:  . . . . . . . . . . . . . . . . .        (0.77)        (0.51)         (0.18)
                                                                --------     ---------       --------
Net increase (decrease) net asset value . . . . . . . . . .         1.20         (0.46)          0.69
                                                                --------     ---------       --------
Net Asset Value, End of Period  . . . . . . . . . . . . . .     $  12.35      $  11.15       $  10.69
                                                                ========     =========       ========
Total Return  . . . . . . . . . . . . . . . . . . . . . . .        18.80%         9.45%          8.80%(4)

Ratios/Supplemental Data:
    Net Assets, End of Period (000's) . . . . . . . . . . .     $189,011      $156,827       $147,090
Ratios to average net assets:
    Net investment income including
        reimbursement/waiver  . . . . . . . . . . . . . . .         2.42%         2.31%          2.11%(3)
    Operating expenses including
        reimbursement/waiver  . . . . . . . . . . . . . . .         1.07%         1.04%          0.98%(3)
    Operating expenses excluding
        reimbursement/waiver  . . . . . . . . . . . . . . .         1.27%         1.24%          1.25%(3)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .           51%           73%            38%(4)

(1)  The Fund commenced operations on December 14, 1992.
(2) Net investment income per share does not reflect tax reclassifications arising in the current period.
(3)  Annualized.
(4)  Not Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market circumstances, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund generally looks to achieve a current dividend yield that exceeds the composite yield of securities included on the S&P 500.

         The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

         The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies--Options and Futures Contracts," "Other Investment Policies--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies--Derivative Securities" below.

         The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs and EDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Investment Adviser to be substantial. See "Special Risk Considerations" and Other Investment Policies" below.

         As a temporary defensive measure, in such proportions as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies") rated in one of the top two rating categories by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, L.P. ("Fitch"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies" below for information regarding additional investment policies of the Growth and Income Fund.

         Fleet Investment Advisors, Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet") will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

SPECIAL RISK CONSIDERATIONS

  Market Risk

         The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

  Interest Rate Risk

         To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

  Foreign Securities

         Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

         The Fund may purchase convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's, at the time of investment. See "Other Investment Policies--Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "BB" or "Ba." Short-term money market instruments purchased by the Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as S&P, Moody's or Fitch.

  U.S. Government Obligations and Money Market Instruments

         The Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having capital, surplus and undivided profits of over $100 million or obligations where the principal amount of the instrument is insured in full by the FDIC.

         Banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Fund may also purchase Rule 144A securities. See "Investment Limitations."

  Repurchase and Reverse Repurchase Agreements

         The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Securities subject to repurchase agreements may bear maturities exceeding one year. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 15% limit described below in Investment Limitation No.
3 under "Investment Limitations."

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Fund's policies with respect to reverse repurchase agreements is contained in the Statement of Additional Information relating to this Fund.

  Securities Lending

         The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans may be on a long-term or short-term basis or both, will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgement, the income to be earned from the loan justifies the attendant risks. The Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

         The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by Fund, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser. Any change by the Fund in the future with respect to its policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Options and Futures Contracts

         Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

         Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Fund for additional information as to the Fund's policies on options and futures trading.

         The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

         Stock Index Futures, Swap Agreements, Indexed Securities and Options. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

         There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  American and European Depository Receipts

         The Fund may invest in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

  Foreign Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

         Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

         The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information relating to the Fund for additional information regarding foreign currency exchange transactions.

  Convertible Securities

         The Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         The Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information relating to the Fund.

  Derivative Securities

         The Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information relating to the Fund for additional information.

  When-Issued and Delayed Settlement Transactions

         The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

         The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Portfolio Turnover

         The Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes-- Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund may not:

                 1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

                 2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or, its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

         The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

                 3. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

         In addition, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

         The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

         Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

         The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

         The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

         A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

         Galaxy reserves the right to reject any purchase order, in whole or in part.

         The issuance of Trust Shares is recorded on the books of the Fund and Trust Share certificates will not be issued.

         Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of Employee Plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

         Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by its customers and may also require that Customers maintain minimum account balances with respect to Trust Shares.

         Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

         Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

         Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund are declared and paid quarterly. Dividends on each Share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

         The Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

         Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

         The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

         Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Growth, Equity Value, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

         The Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Funds since its inception in 1992. He was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. During the past six years he served as manager of Shawmut Bank's Growth and Income Equity Management Group.

         For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders.

         The Predecessor Fund bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of .82% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5180, serves as the Fund's administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

         FDISG generally assists the Fund in its administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

         The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .10% of its average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class U-Series 1 shares (Trust Shares), Class U-Series 2 shares (Retail A Shares) and Class U-Series 3 shares (Retail B Shares), each series representing interests in the Fund.

         The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Trust Shares, Retail A Shares and Retail B Shares in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of the Fund's Retail B Shares bear the fees described in the Prospectus for such shares that are incurred under Galaxy's Distribution and Services Plan at an annual rate not to exceed .95% of the average daily net asset value of the Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to the Fund's Trust Shares. In addition, Trust Shares, Retail A Shares and Retail B Shares in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

         Retail A Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Retail B Shares are sold with a maximum contingent deferred sales charge of 5.0%. Retail A Shares and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISGas administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of the Fund's Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of these fees for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statement of Additional Information relating to the Fund under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

         FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purposes of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information relating to the Fund. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5180.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Fund.

         The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

         Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

         The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other materials, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund, or (b) 67% or more of the shares of Galaxy or the Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund are represented at the meeting in person or by proxy.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     GALAXY
                                     FUNDS


                               EQUITY VALUE FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                           INTERNATIONAL EQUITY FUND
                           SMALL COMPANY EQUITY FUND
                             ASSET ALLOCATION FUND
                              SMALL CAP VALUE FUND
                             GROWTH AND INCOME FUND

FN-041 15038 (3/96) pkg. 50


                               February 29, 1996

                                                                           TRUST
                                THE GALAXY FUND

                               EQUITY VALUE FUND

                               EQUITY GROWTH FUND

                               EQUITY INCOME FUND

                           INTERNATIONAL EQUITY FUND

                           SMALL COMPANY EQUITY FUND

                             ASSET ALLOCATION FUND

                              SMALL CAP VALUE FUND

                             GROWTH AND INCOME FUND





                                   PROSPECTUS



                               FEBRUARY 29, 1996

===============================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENTS OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------
                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
Expense Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  Equity Value Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  Equity Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
  Equity Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
  International Equity Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
  Small Company Equity Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
  Asset Allocation Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
  Small Cap Value Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
  Growth and Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  Special Risk Considerations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
  Other Investment Policies and Risk
     Considerations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
How to Purchase and Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Distributor   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  Federal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  State and Local   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  Investment Adviser and Sub-Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  Authority to Act as Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
  Administrator   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Description of Galaxy and Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
  Shareholder Services Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  Affiliate Agreement for
     Sub-Account Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Custodian and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Performance and Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

===============================================================================

                               THE GALAXY FUND
4400 Computer Drive
Westboro, Massachusetts 01581-5108

                                                 For applications and
                                                 information concerning initial
                                                 purchases and current
                                                 performance, call
                                                 1-800-628-0414. For additional
                                                 purchases, redemptions,
                                                 exchanges and other
                                                 shareholder services, call
                                                 1-800-628-0413.



   The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes eight series of Galaxy's shares (collectively, the "Trust Shares"), which represent interests in eight separate diversified investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy, each having its own investment objective and policies:

   The EQUITY VALUE FUND'S investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued.

   The EQUITY GROWTH FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

   The EQUITY INCOME FUND'S investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock.

   The INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in equity securities of foreign issuers.

   The SMALL COMPANY EQUITY FUND'S investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with capitalizations of $500 million or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with capitalizations of $500 million or less.

   The ASSET ALLOCATION FUND'S investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the FundGs expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

   The SMALL CAP VALUE FUND'S investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

   The GROWTH AND INCOME FUND'S investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in growth and income securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included in the Standard & Poor's 500 Composite Stock Index ("S&P 500").

   This Prospectus describes the Trust Shares in each Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares, Retail A Shares, in each of the Equity Income Fund, International Equity Fund and Small Cap Value Fund and two additional series of shares, Retail A Shares and Retail B Shares, in each of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund and Growth and Income Fund (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail Shares are offered under a separate prospectus primarily to individuals, corporations or other entities, purchasing either for their own accounts or for the accounts of others, and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares, Retail A Shares and Retail B Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses that reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

   Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Finaical Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates. Wellington Management Company serves as the sub-adviser to the International Equity Fund.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statements of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statemenst of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.

                               ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.


                               FEBRUARY 29, 1996

                                EXPENSE SUMMARY

   Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Trust Shares, and (ii) the operating expenses for Trust Shares of each Fund. Examples based on the summary are also shown.

                                                                         SMALL
                                  EQUITY  EQUITY  EQUITY INTERNATIONAL  COMPANY   ASSET   SMALL CAP GROWTH AND
                                   VALUE  GROWTH  INCOME     EQUITY     EQUITY ALLOCATION   VALUE     INCOME
SHAREHOLDER TRANSACTION EXPENSES   FUND    FUND    FUND       FUND       FUND     FUND       FUND      FUND
--------------------------------  ------  ------  ------ -------------  ------ ----------  -------- ----------
Sales Load  . . . . . . . . . .    None    None    None       None       None     None       None      None
Sales Load on Reinvested
   Dividends  . . . . . . . . .    None    None    None       None       None     None       None      None
Deferred Sales Load . . . . . .    None    None    None       None       None     None       None      None
Redemption Fees . . . . . . . .    None    None    None       None       None     None       None      None
Exchange Fees . . . . . . . . .    None    None    None       None       None     None       None      None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees (After Fee
   Waivers) . . . . . . . . . .     .75%    .75%    .75%       .72%       .75%      .75%      .75%      .75%
12b-1 Fees  . . . . . . . . . .     None   None    None       None       None      None      None      None
Other Expenses  . . . . . . . .     .38%    .34%    .31%       .55%       .45%      .61%      .29%      .32%
                                   ----    ----    ----       ----       ----     ----       ----     ----
Total Fund Operating Expenses
   (After Fee Waivers)  . . . .     1.13%  1.09%   1.06%      1.27%      1.20%     1.36%     1.04%     1.07%
                                   =====   ====    ====       ====       ====      ====      ====      ====

EXAMPLE:  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                         ------  -------  -------  --------
Equity Value Fund . . . . . . . . . . . . . . . . . . . . . . . . .       $11      $35      $61       $135
Equity Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . .       $11      $34      $59       $130
Equity Income Fund  . . . . . . . . . . . . . . . . . . . . . . . .       $11      $33      $57       $127
International Equity Fund . . . . . . . . . . . . . . . . . . . . .       $13      $40      $66       $151
Small Company Equity Fund . . . . . . . . . . . . . . . . . . . . .       $12      $37      $65       $143
Asset Allocation Fund   . . . . . . . . . . . . . . . . . . . . . .       $14      $42      $73       $181
Small Cap Value Fund  . . . . . . . . . . . . . . . . . . . . . . .       $11      $33      $58       $128
Growth and Income Fund  . . . . . . . . . . . . . . . . . . . . . .       $10      $32      $56       $125

   The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses which each Fund expects to incur during the current fiscal year on its Trust Shares. Without voluntary fee waivers by the Investment Adviser, Advisory Fees would be 1.15% and Total Fund Operating Expenses would be 1.70% for Trust Shares of the International Equity Fund. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the applicable Statements of Additional Information relating to the Funds. Any fees that are charged by affiliates of Fleet Investment Advisors, Inc. or other institutions directly to their customer accounts for services related to an investment in Trust Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

   This Prospectus describes the Trust Shares in each Fund. Galaxy is also authorized to issue an additional series of Shares, Retail A Shares, in each of the Equity Income Fund, International Equity Fund and Small Cap Value Fund, and two additional series of shares, Retail A Shares and Retail B Shares, in each of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund and Growth and Income Fund. As described below under "Description of Galaxy and Its Shares," Trust Shares, Retail A Shares and Retail B Shares represent equal pro rata interests in a Fund, except that (i) effective October 1, 1994, Retail A Shares of a Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to
 .30% of the average daily net asset value of the Fund's outstanding Retail A Shares, (ii) Retail B Shares of a Fund bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .95% of the average daily net asset value of the Fund's outstanding Retail B Shares, and (iii) Trust Shares, Retail A Shares and Retail B Shares bear differing transfer agency expenses.

   The financial highlights presented below for the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds have been audited by Coopers & Lybrand L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to these Funds. Information in the financial highlights presented below with respect to these Funds for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Trust Shares and Retail A Shares of the Funds (Retail A Shares of the Equity Value and Equity Growth Funds were first offered during the fiscal year/period ended October 31, 1991, and Retail A Shares of the Equity Income Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of the Funds is also contained in Galaxy's Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                             EQUITY VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                   YEAR ENDED
                                  OCTOBER 31,
                                 1995      1994               YEARS ENDED OCTOBER 31,(2)                          PERIOD ENDED
                                -------------------    ------------------------------------------                  OCTOBER 31,
                                  TRUST SHARES          1993        1992        1991      1990          1989       1988(1,2)
                                -------------------    --------    --------    --------  --------      -------    ------------
Net Asset Value, Beginning
   of Period.................   $  13.32   $  13.12    $  11.41    $  11.52    $  9.45    $ 11.51      $ 10.41      $ 10.00
                                --------   --------    --------    --------    -------    -------      -------      -------

Income from Investment
 Operations:
   Net Investment Income.....       0.28       0.19        0.19        0.26       0.37       0.39         0.36         0.03

   Net realized and unrealized
     gain (loss) on investments     2.24       0.45        2.14        0.33       2.41      (1.37)        1.10         0.38
                                --------   --------    --------    --------    -------    -------      -------      -------

         Total from Investment
           Operations:........      2.52       0.64        2.33        0.59       2.78      (0.98)        1.46         0.41
                                --------   --------    --------    --------    -------    -------      -------      -------

Less Dividends:
   Dividends from net
      investment income.......     (0.30)     (0.16)      (0.20)      (0.27)     (0.37)     (0.38)       (0.36)          --

   Dividends from net realized
      capital gains...........     (1.21)     (0.28)      (0.42)      (0.43)     (0.34)     (0.70)          --           --
                                --------   --------    --------    --------    -------    -------      -------      -------

         Total Dividends:....      (1.51)     (0.44)      (0.62)      (0.70)     (0.71)     (1.08)       (0.36)         --
                                --------   --------    --------    --------    -------    -------      -------      -------

Net increase (decrease) in
   net asset value..........        1.01       0.20        1.71       (0.11)      2.07      (2.06)        1.10         0.41
                                --------   --------    --------    --------    -------    -------      -------      -------

Net Asset Value, End
   of Period................    $  14.33   $  13.32    $  13.12    $  11.41    $ 11.52    $  9.45      $ 11.51      $ 10.41
                                ========   ========    ========    ========    =======    =======      =======      =======

Total Return................       21.31%      5.05%      21.18%       5.66%     30.45%     (9.43%)      14.19%        4.10%(3)

Ratios/Supplemental Data:
Net Assets, End of
   Period (000's)...........    $165,330   $154,403    $176,107    $133,578    $99,601    $92,893      $92,366      $75,774

Ratios to average net assets:
   Net investment income
     including reimbursement/
     waiver.................        2.10%      1.46%       1.52%       2.24%      3.25%      3.66%        3.25%        1.89%(4)

   Operating expenses including
      reimbursement/waiver...       1.02%      1.06%       0.97%       0.94%      0.94%      0.95%        0.97%        0.95%(4)

   Operating expenses excluding
      reimbursement/waiver....      1.02%      1.06%       0.97%       0.94%      0.94%      0.95%        0.98%        0.95%(4)

Portfolio Turnover Rate.......        76%        71%         50%        136%        40%        94%          44%           4%(3)

------------
1  The Fund commenced operations on September 1, 1988.
2 For periods prior to the year ended October 31, 1994, the per share amounts reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3  Not Annualized.
4  Annualized.

                            EQUITY GROWTH FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         YEAR ENDED
                                                         OCTOBER 31,                  YEARS ENDED               PERIOD ENDED
                                                     1995          1994              OCTOBER 31,(2)              OCTOBER 31,
                                                   ----------------------       -----------------------         -------------
                                                       TRUST SHARES               1993           1992            1991(1),(2)
                                                   ----------------------       --------       --------         -------------
Net Asset Value, Beginning of Period  . . .        $  14.19      $  13.76       $  12.90       $  11.99             $ 10.00
                                                   --------      --------       --------       --------             -------
Income from Investment Operations:
    Net Investment Income . . . . . . . . .            0.20          0.18           0.15           0.17                0.16
    Net realized and unrealized gain
       (loss) on investments  . . . . . . .            3.28          0.47           0.95           0.91                1.97
                                                   --------      --------       --------       --------             -------
          Total from Investment
           Operations:  . . . . . . . . . .            3.48          0.65           1.10           1.08                2.13
                                                   --------      --------       --------       --------             -------


Less Dividends:
    Dividends from net investment
        income  . . . . . . . . . . . . . .           (0.20)        (0.16)         (0.15)         (0.17)              (0.14)
    Dividends from net realized
        capital gains . . . . . . . . . . .           (0.17)        (0.06)         (0.09)        --                   --
                                                   --------      --------       --------       --------             -------
          Total Dividends:  . . . . . . . .           (0.37)        (0.22)         (0.24)         (0.17)              (0.14)
                                                   --------      --------       --------       --------             -------
Net increase (decrease) in net
    asset value . . . . . . . . . . . . . .            3.11          0.43           0.86           0.91                1.99
                                                   --------      --------       --------       --------             -------

Net Asset Value, End of Period  . . . . . .        $  17.30      $  14.19       $  13.76       $  12.90             $ 11.99
                                                   ========      ========       ========       ========             =======
Total Return  . . . . . . . . . . . . . . .           25.08%         4.80%          8.58%          9.10%              21.39%(3)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . .        $420,016      $362,094       $427,298       $224,630             $92,224
Ratios to average net assets:
    Net investment income including
        reimbursement/waiver  . . . . . . .            1.31%         1.27%          1.20%          1.37%               1.46%(4)
    Operating expenses including
        reimbursement/waiver  . . . . . . .            1.00%         0.93%          0.97%          0.95%               0.83%(4)
    Operating expenses excluding
        reimbursement/waiver  . . . . . . .            1.00%         0.93%          0.97%          0.95%               0.83%(4)
Portfolio Turnover Rate . . . . . . . . . .              14%           18%            16%            22%                 16%(3)

----------------
1  The Fund commenced operations on December 14, 1990.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3  Not Annualized.
4  Annualized.

                              EQUITY INCOME FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR ENDED
                                                        OCTOBER 31,                   YEARS ENDED
                                                     --------------------       -----------------------
                                                     1995          1994              OCTOBER 31,(2)                  PERIOD ENDED
                                                    ---------------------       -----------------------               OCTOBER 31,
                                                       TRUST SHARES               1993           1992                  1991(1,2)
                                                    ---------------------       -----------------------              ------------
Net Asset Value, Beginning of Period  . .           $ 12.75       $ 12.85       $  11.85        $ 11.29                 $10.00
                                                    -------       -------       --------        -------                 ------
Income from Investment Operations:
    Net Investment Income(3)  . . . . . .              0.36          0.31           0.30           0.30                   0.29
    Net realized and unrealized gain
        (loss) on investments . . . . . .              2.45          0.07           1.09           0.76                   1.26
                                                    -------       -------       --------        -------                 ------
        Total from Investment
           Operations:  . . . . . . . . .              2.81          0.38           1.39           1.06                   1.55
                                                    -------       -------       --------        -------                 ------
Less Dividends:
    Dividends from net
        investment income . . . . . . . .             (0.36)        (0.29)         (0.28)         (0.30)                 (0.26)
    Dividends from net realized
        capital gains . . . . . . . . . .             (0.21)        (0.19)         (0.11)         (0.20)                     -
                                                    -------       -------       --------        -------                 ------
        Total Dividends:  . . . . . . . .             (0.57)        (0.48)         (0.39)         (0.50)                 (0.26)
                                                    -------       -------       --------        -------                 ------
Net increase (decrease) in
    net asset value . . . . . . . . . . .              2.24         (0.10)          1.00           0.56                   1.29
                                                    -------       -------       --------        -------                 ------
Net Asset Value, End of Period  . . . . .           $ 14.99       $ 12.75       $  12.85        $ 11.85                 $11.29
                                                    =======       =======       ========        =======                 ======
Total Return  . . . . . . . . . . . . . .             22.81%         3.02%         11.85%          9.71%                 15.61%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . .           $87,819       $78,880       $123,970        $21,778                 $7,096
Ratios to average net assets:
    Net investment income including
        reimbursement/waiver  . . . . . .              2.60%         2.49%          2.34%          2.84%                  2.72%(5)
    Operating expenses including
        reimbursement/waiver  . . . . . .              0.98%         1.07%          1.16%          1.03%                  0.85%(5)
    Operating expenses excluding
        reimbursement/waiver  . . . . . .              1.00%         1.07%          1.22%          1.54%                  1.39%(5)
Portfolio Turnover Rate . . . . . . . . .                21%           31%            27%            18%                   77%(4)

____________

1   The Fund commenced operations on December 14, 1990.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 were $0.29, $0.25 and $0.23, respectively.
4   Not Annualized.
5   Annualized.

                         INTERNATIONAL EQUITY FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                 1995            1994
                                                                ----------------------      YEAR ENDED          PERIOD ENDED
                                                                     TRUST SHARES       OCTOBER 31, 1993(2)  OCTOBER 31, 1992(1,2)
                                                                ----------------------  -------------------  ---------------------
Net Asset Value, Beginning of Period  . . . . . . . . . .       $ 13.20        $ 12.13        $  9.66              $ 10.00
                                                                -------        -------        -------              -------
Income From Investment Operations:
   Net Investment Income(3) . . . . . . . . . . . . . . .          0.16           0.06           0.02                 0.06
   Net realized and unrealized
    gain (loss) on investments  . . . . . . . . . . . . .         (0.18)          1.02           2.51                (0.40)
                                                                -------        -------        -------              -------
            Total From Investment Operations  . . . . . .         (0.02)          1.08           2.53                (0.34)
                                                                -------        -------        -------              -------
Less Dividends:
   Dividends from net investment income . . . . . . . . .         (0.04)         (0.01)         (0.06)                  --
   Dividends from net realized capital gains  . . . . . .         (0.16)            --             --                   --
                                                                -------        -------        -------              -------
            Total Dividends:  . . . . . . . . . . . . . .         (0.20)         (0.01)         (0.06)                  --
                                                                -------        -------        -------              -------
Net increase (decrease) in net asset value  . . . . . . .         (0.22)          1.07           2.47                (0.34)
                                                                -------        -------        -------              -------
Net Asset Value, End of Period  . . . . . . . . . . . . .       $ 12.98        $ 13.20        $ 12.13              $  9.66
                                                                =======        =======        =======              =======
Total Return  . . . . . . . . . . . . . . . . . . . . . .         (0.02%)         8.91%         26.36%               (3.40%)(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . .       $89,614        $82,350        $39,246              $12,584
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver  . . . . . . . . . . . . . . .          1.36%          0.74%          0.37%                1.19%(5)
   Operating expenses including
      reimbursement/waiver  . . . . . . . . . . . . . . .          1.22%          1.43%          1.57%                1.61%(5)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . . . . . . . . .          1.48%          1.79%          2.04%                2.79%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . .            48%            39%            29%                  21%(4)

------------
1  The Fund commenced operations on December 30, 1991.

2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995, 1994 and 1993 and for the period ended October 31, 1992 were $0.13, $0.04, $0.00 and $0.00, respectively.

4  Not Annualized.

5  Annualized.

                         SMALL COMPANY EQUITY FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                   YEAR ENDED
                                                                   OCTOBER 31,
                                                               1995          1994
                                                              --------------------       YEAR ENDED           PERIOD ENDED
                                                                  TRUST SHARES       OCTOBER 31, 1993(2)   OCTOBER 31, 1992(1),(2)
                                                              --------------------   ----------------      ----------------
Net Asset Value, Beginning of Period  . . . . . . . . . .     $ 12.36      $ 12.41        $  8.79              $ 10.00
                                                              -------      -------        -------              -------
Income From Investment Operations:
   Net Investment Income (loss)(3)  . . . . . . . . . . .       (0.04)          --          (0.04)               (0.03)
   Net realized and unrealized
    gain (loss) on investments  . . . . . . . . . . . . .        4.25           --           3.66                (1.18)
                                                              -------      -------        -------              -------
            Total From Investment Operations  . . . . . .        4.12           --           3.62                (1.21)
                                                              -------      -------        -------              -------
Less Dividends:
   Dividends from net investment income . . . . . . . . .          --           --             --                   --
   Dividends from net realized capital gains  . . . . . .       (0.19)       (0.05)            --                   --
                                                              -------      -------        -------              -------
            Total Dividends:  . . . . . . . . . . . . . .       (0.19)       (0.05)            --                   --
                                                              -------      -------        -------              -------
Net increase (decrease) in net asset value  . . . . . . .        4.02        (0.05)          3.62                (1.21)
                                                              -------      -------        -------              -------
Net Asset Value, End of Period  . . . . . . . . . . . . .     $ 16.38      $ 12.36        $ 12.41              $  8.79
                                                              =======      =======        =======              =======
Total Return  . . . . . . . . . . . . . . . . . . . . . .       34.73%        0.02%         41.18%              (12.10%)(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . .     $94,831      $66,462        $55,683              $29,072

Ratios to average net assets:
    Net investment income (loss) including
      reimbursement/waiver  . . . . . . . . . . . . . . .       (0.37%)      (0.35%)        (0.66%)              (0.63%)(5)
   Operating expenses including
      reimbursement/waiver  . . . . . . . . . . . . . . .        1.12%        1.27%          1.18%                1.06%(5)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . . . . . . . . .        1.12%        1.27%          1.22%                1.33%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . .          54%          35%            57%                  87%(4)

---------------
1  The Fund commenced operations on December 30, 1991.

2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

3 Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1992 was $(0.05).

4  Not Annualized.

5  Annualized.

                             ASSET ALLOCATION FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                 1995             1994
                                                             --------------------------      YEAR ENDED           PERIOD ENDED
                                                                     TRUST SHARES        OCTOBER 31, 1993(2)  OCTOBER 31, 1992(1)(2)
                                                             --------------------------  ------------------   ---------------------
Net Asset Value, Beginning of Period  . . . . . . . . . .      $  10.68          $  11.15       $  10.16             $  10.00
                                                               --------          --------       --------             --------
Income From Investment Operations:
   Net Investment Income(3) . . . . . . . . . . . . . . .          0.32              0.28           0.25                 0.15
   Net realized and unrealized
    gain (loss) on investments  . . . . . . . . . . . . .          2.16             (0.49)          0.99                 0.13
                                                               --------          --------       --------             --------
            Total From Investment Operations  . . . . . .          2.48             (0.21)          1.24                 0.28
                                                               --------          --------       --------             --------
Less Dividends:
   Dividends from net investment income . . . . . . . . .         (0.33)            (0.26)         (0.25)               (0.12)
   Dividends from net realized capital gains  . . . . . .            --                --             --                   --
                                                               --------          --------       --------             --------
            Total Dividends:  . . . . . . . . . . . . . .         (0.33)            (0.26)         (0.25)               (0.12)
                                                               --------          --------       --------             --------
Net increase (decrease) in net asset value  . . . . . . .          2.15             (0.47)          0.99                 0.16
                                                               --------          --------       --------             --------
Net Asset Value, End of Period  . . . . . . . . . . . . .      $  12.83          $  10.68       $  11.15             $  10.16
                                                               ========          ========       ========             ========
Total Return  . . . . . . . . . . . . . . . . . . . . . .         23.68%            (1.93%)        12.37%                2.85%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . .       $76,771           $65,464        $92,348              $11,555
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver  . . . . . . . . . . . . . . .          2.74%             2.70%          2.59%                2.80%(5)
   Operating expenses including
      reimbursement/waiver  . . . . . . . . . . . . . . .          1.26%             1.18%          1.14%                1.11%(5)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . . . . . . . . .          1.30%             1.18%          1.25%                2.39%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . .            41%               23%             7%                   2%(4)

1  The Fund commenced operations on December 30, 1991.

2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Trust and Retail Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."

3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.24 and $0.08, respectively.

4  Not Annualized.

5  Annualized.

   The Small Cap Value Fund and Growth and Income Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Small Cap Value Fund" and the Predecessor Growth and Income Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds' which was organized as a Massachusetts business trust. On December 4, 1995, the Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail A Shares, respectively.

   The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Funds' Trust Shares (the series that is similar to the Trust Shares of the Small Cap Value and Growth and Income Funds) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information was audited by Price Waterhouse LLP, independent accountants for the Predecessor Funds' whose report is contained in The Shawmut Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in The Shawmut Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds. Additional information about the performance of the Predecessor Funds is contained in The Shawmut Funds' Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                        PREDECESSOR SMALL CAP VALUE FUND
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                                 OCTOBER 31, 1995    OCTOBER 31, 1994    OCTOBER 31, 1993(1)
                                                 ----------------    ----------------    ----------------
Net Asset Value, Beginning of Period . . . . . .    $  11.07            $  11.21             $  10.00
                                                    --------            --------             --------
Income From Investment Operations:
   Net investment income(2),(3)  . . . . . . . .        0.01                0.02                   --
   Net realized and unrealized gain/(loss)
     on investments  . . . . . . . . . . . . . .        2.21                0.17                 1.21
                                                    --------            --------             --------
         Total From Investment Operations: . . .        2.22                0.19                 1.21
                                                    --------            --------             --------
Less Dividends:
   Dividends from net investment income(2) . . .       (0.01)              (0.01)                  --
   Dividends from net realized capital gains . .       (0.57)              (0.32)                  --
                                                    --------            --------             --------
         Total Dividends(2)  . . . . . . . . . .       (0.58)              (0.33)                  --
                                                    --------            --------             --------
Net increase (decrease) in net asset value . . .        1.64               (0.14)                1.21
Net Asset Value, End of Period . . . . . . . . .    $  12.71            $  11.07             $  11.21
                                                    ========            ========             ========
Total Return . . . . . . . . . . . . . . . . . .       21.52%               1.86%               12.12%(6)
Ratios/Supplemental Data:
Net Assets, End of Period (000's)  . . . . . . .    $121,364            $101,905             $100,382
Ratio to average net assets:
   Net investment income including
      reimbursement/waiver . . . . . . . . . . .        0.07%               0.15%                0.02%(4)
   Operating expenses including
      reimbursement/waiver . . . . . . . . . . .        1.10%               1.06%                1.01%(4)
   Operating expenses excluding
      reimbursement/waiver . . . . . . . . . . .        1.35%               1.34%                1.29%(4)
Portfolio Turnover Rate  . . . . . . . . . . . .          32%                 29%                  29%(5)

---------------
1  The Fund commenced operations on December 14, 1992.

2  Represents less than $0.01 per share for the year 1993.

3 Net investment income per share does not reflect tax reclassifications arising in the current period.

4  Annualized.

5  Not Annualized.

                       PREDECESSOR GROWTH AND INCOME FUND
             (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                                 OCTOBER 31, 1995    OCTOBER 31, 1994    OCTOBER 31, 1993(1)
                                                 ----------------    ----------------    -----------------
Net Asset Value, Beginning of Period  . . .          $  11.15            $  10.69             $  10.00
                                                     --------            --------             --------
Income From Investment Operations:
   Net investment income(2) . . . . . . . .              0.28                0.25                 0.18
   Net realized and unrealized gain/(loss)
      on investments  . . . . . . . . . . .              1.69                0.72                 0.69
                                                     --------            --------             --------
         Total From Investment Operations:               1.97                0.97                 0.87
                                                     --------            --------             --------
Less Dividends:
   Dividends from net investment income . .            (0.28)              (0.23)                (0.18)
   Dividends from net realized capital gains           (0.49)              (0.28)                   --
                                                     --------            --------             --------
         Total Dividends  . . . . . . . . .             (0.77)              (0.51)               (0.18)
                                                     --------            --------             --------
Net increase (decrease) in net asset value               1.20                0.46                 0.69
Net Asset Value, End of Period  . . . . . .          $  12.35            $  11.15             $  10.69
                                                     ========            ========             ========
Total Return  . . . . . . . . . . . . . . .             18.80%               9.45%                8.80%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . .          $189,011            $156,827             $147,090
Ratio to average net assets:
   Net investment income including
      reimbursement/waiver  . . . . . . . .              2.42%               2.31%                2.11%(3)
   Operating expenses including
      reimbursement/waiver  . . . . . . . .              1.07%               1.04%                0.98%(3)
   Operating expenses excluding
      reimbursement/waiver  . . . . . . . .              1.27%               1.24%                1.25%(3)
Portfolio Turnover Rate . . . . . . . . . .                51%                 73%                  38%(4)

---------------
1  The Fund commenced operations on December 14, 1992.

2 Net investment income per share does not reflect tax reclassifications arising in the current period.

3  Annualized.

4  Not Annualized

                       INVESTMENT OBJECTIVES AND POLICIES


   Fleet Investment Advisors Inc., the Funds' investment adviser (the "Investment Adviser" or "Fleet"), and, with respect to the International Equity Fund, Wellington Management Company (the "Sub-Adviser"), will use their best efforts to achieve each Fund's investment objective, although their achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

EQUITY VALUE FUND

   The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Investment Adviser believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, the Fund's Investment Adviser considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the S&P
500. The Investment Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.

   Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold other types of securities in such proportions as, in the opinion of the Investment Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Investment Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

   The Equity Growth Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. The Investment Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.

   The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

   As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

EQUITY INCOME FUND

   The Equity Income Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both these elements. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.

   The Equity Income Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. The Fund may also write covered call options. For additional information concerning investments in options and similar securities, see "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

   As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

INTERNATIONAL EQUITY FUND

   The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

   The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

   The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

   Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations--Investment Company Securities."

   During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic:
(i) short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if unrated, determined by the Investment Adviser or the Sub-Adviser to be of comparable quality; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (v) repurchase agreements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's total assets. Issuers of commercial paper, bank obligations or repurchase agreements in which the Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

   Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Risk Considerations." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry. See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the Fund.

SMALL COMPANY EQUITY FUND

   The Small Company Equity Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with capitalizations of $500 million or less ("Small Capitalization Securities") which the Fund's Investment Adviser believes represent the potential for significant capital appreciation.

   Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with capitalizations of $500 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

   The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

   The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below.

   The Fund may purchase and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations--"Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

   As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

ASSET ALLOCATION FUND

   The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. The Investment Adviser interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

   The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of the Investment Adviser's interpretation of economic and market conditions.
However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. Debt securities purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by the Investment Adviser to be of comparable quality). Debt securities rated "BBB" by S&P or "Baa" by Moody's are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. In selecting common stock for purchase by the Fund, the Investment Adviser will analyze the potential for changes in earnings and dividends for a foreseeable period.

   The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations" below.

   As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

SMALL CAP VALUE FUND

   The Small Cap Value Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal circumstances, at least 65% of its assets in equity securities of companies that have a market value capitalization of up to $1 billion.

   Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

   The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk

Considerations--"Options and Futures Contracts," "Other Investment Policies and Risk Considerations--"Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--"Derivative Securities" below.

   The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs and EDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below.

   As a temporary defensive measure, in such proportions as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations") rated in one of the top two rating categories by a nationally recognized statistical rating organization, such as S&P, Moody's or Fitch Investors Service, L.P. ("Fitch");
(ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Small Cap Value Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

GROWTH AND INCOME FUND

   The Growth and Income Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market conditions, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included on the S&P 500.

   The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. See "Small Cap Value Fund" above for a description of the risks associated with investments in small capitalization stocks. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

   The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

   The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs and EDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Investment Adviser to be substantial. See "Special Risk Considerations" and Other Investment Policies and Risk Considerations" below.

   As a temporary defensive measure, in such proportions as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies") rated in one of the top two rating categories by a nationally recognized statistical rating organization, such as S&P, Moody's or Fitch; (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

SPECIAL RISK CONSIDERATIONS

  Market Risk

   Each Fund invests primarily (or with respect to the Asset Allocation Fund, to a significant degree) in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

  Interest Rate Risk

   To the extent that the Funds invest in fixed income securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

  Foreign Securities

   Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

   Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Ratings

   All debt obligations, including convertible bonds, purchased by the Equity Value, Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser. The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by the Investment Adviser or Sub-Adviser to be of comparable quality. The Small Cap Value and Growth and Income Funds may purchase convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. See "Other Investment Policies and Risk Considerations--Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "BB" or "Ba." Short-term money market instruments purchased by the Small Cap Value and Growth and Income Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as S&P, Moody's or Fitch.

  U.S. Government Obligations and Money Market Instruments

   The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

   Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

   Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. With respect to each Fund other than the Small Cap Value and Growth and Income Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited (i) with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and (ii) with respect to the Small Cap Value and Growth and Income Funds, to the obligations of financial institutions having capital, surplus and undivided profits of over $100 million or obligations where the principal amount of the instrument is insured in full by the FDIC.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

   Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." A Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser and/or the Sub-Adviser believe that the credit risk with respect to the instrument is minimal.

   Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations."

  Repurchase and Reverse Repurchase Agreements

   Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser and/or the Sub-Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, and to the 15% limit described below in Investment Limitation No. 7 under "Investment Limitations" with respect to the Small Cap Value and Growth and Income Funds.

   The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

   Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Small Cap Value and Growth and Income Funds' policies with respect to reverse repurchase agreements is contained in the Statement of Additional Information relating to these Funds.

  Securities Lending

   Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term
(except in the case of the Small Cap Value and Growth and Income Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Investment Adviser and/or the Sub-Adviser to be of good standing and only when, in the Investment Adviser's and/or the Sub-Adviser's judgement, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

  Investment Company Securities

   The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Small Cap Value and Growth and Income Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Small Cap Value and Growth and Income Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Small Cap Value and Growth and Income Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by Funds, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser or the Sub-Adviser. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

  Options and Futures Contracts

   Covered Call Options--Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Equity Value, Equity Growth, Equity Income,

International Equity, Small Company Equity and Asset Allocation Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of these Funds, and such options will normally be written on underlying securities as to which the Investment Adviser and/or Sub-Adviser does not anticipate significant short-term capital appreciation.

   Options on Foreign Stock Indexes--International Equity Fund. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. For additional information relating to option trading practices and related risks, see the Statement of Additional Information relating to the International Equity Fund.

   Options and Futures Contracts--Small Cap Value and Growth and Income Funds. The Small Cap Value and Growth and Income Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes--International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

   Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds for additional information as to the Funds' policies on options and futures trading.

   The Small Cap Value and Growth and Income Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

   Stock Index Futures, Swap Agreements, Indexed Securities and Options--Small Cap Value and Growth and Income Funds. The Small Cap Value and Growth and Income Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Funds enter into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by that Fund.

   There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  American, European and Global Depository Receipts

    Each Fund may invest in ADRs and EDRs. The International Equity Fund may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

  Foreign Currency Exchange Transactions

   Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

   Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

   A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statements of Additional Information relating to the Funds for additional information regarding foreign currency exchange transactions.

  Asset-Backed Securities--Asset Allocation Fund

   The Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information relating to the Asset Allocation Fund.

  Mortgage-Backed Securities--Asset Allocation Fund

   The Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government related organizations, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

   Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates. To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described above under "Other Investment Policies and Risk Considerations--Investment Company Securities."

  Convertible Securities

   The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

   Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

   The Small Cap Value and Growth and Income Funds may invest in convertible bonds rated "BB" or higher by

S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after a Fund has purchased it, such Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds.

  Derivative Securities

   The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

   Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

   The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objectives. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statements of Additional Information relating to the Funds for additional information.

  When-Issued and Delayed Settlement Transactions--International Equity, Small Cap Value and Growth and Income Funds

   The International Equity, Small Cap Value and Growth and Income Funds may purchase eligible securities on a "when-issued" basis. The Small Cap Value and Growth and Income Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

   A Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

  Portfolio Turnover

   Each Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser and/or the Sub-Adviser believe that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for Federal income tax purposes. See "Taxes--Federal."

                             INVESTMENT LIMITATIONS

   The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statements of Additional Information under "Investment Objectives and Policies."

   The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may not:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

   The Small Cap Value and Growth and Income Funds may not:

         5. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

         6. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or, its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

   The following investment policy may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

         7. The Small Cap Value and Growth and Income Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain securities which meet the criteria per liquidity as established by the Board of Trustees).

   In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

   With respect to Investment Limitation No. 2 above, the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements to not more than 10% of the value of its total assets at the time of such borrowing and each of the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds intends to limit any borrowings (including reverse repurchase agreements to not more than 33% of the value of its total assets at the time of such borrowing).

   The Small Cap Value and Growth and Income Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

   The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Small Cap Value and Growth and Income Funds) on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser and/or the Sub-Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

   If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

   Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

   Valuation of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds

   The assets in the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by Equity Value, Equity Growth, Equity Income, Small Company Equity and the Asset Allocation, Small Company Equity and Growth and Income Funds.

  Valuation of the International Equity Fund

   The International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

   Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

   Shares in each Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

   The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

   A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

   Galaxy reserves the right to reject any purchase order, in whole or in part.

   The issuance of Trust Shares is recorded on the books of the Funds and Trust Share certificates will not be issued.

   Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Investors should contact their Institution (or in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

   Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by their customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

   Trust Shares of the Funds may also be available for purchase through different types of retirement plans offered by an Institution to their Customers. Information pertaining to such plans is available directly from the Institution.

   Trust Shares of the International Equity Fund described in this Prospectus may also be sold to clients, partners and employees of Wellington Management Company, the Sub-Adviser to the International Equity Fund.

REDEMPTION OF SHARES

   Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

   Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

   Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Each Fund reserves the right to redeem shares in any account at their net asset value involuntary, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Dividends on each share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by each series. Net realized capital gains are distributed at least annually.

   Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

   Each of the Funds qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

   The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

   Distribution by a Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

   Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

   If you are considering buying shares of a Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

   A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

   It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and shareholders would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information relating to the Fund, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income. Shareholders of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds should not expect to claim a foreign tax credit or deduction.

   The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

   Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

   The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' Statements of Additional Information contain the names of and general background information concerning the Trustees.

INVESTMENT ADVISER AND SUB-ADVISER

   Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

   Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to the International Equity Fund's Sub-Adviser as described below).

   The Equity Value Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978 and has been the Fund's portfolio manager since its inception.

   The Equity Growth Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessors since 1989 and has been the Fund's portfolio manager since its inception.

   The Equity Income Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.

   The International Equity Fund's portfolio managers, David von Hemert and the Global Equity Strategy Group of Wellington Management Company ("Wellington Management"), a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of Wellington Management, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Skramstad has been with Wellington Management, the Fund's sub-adviser, since 1993 and has been managing the Fund since January 1995. Prior to his association with Wellington Management, Mr. Skramstad was a principal with Scudder, Stevens & Clark.

   The Small Company Equity Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

   The Asset Allocation Fund's portfolio manager, Donald Jones, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988 and has been the Fund's portfolio manager since May 1, 1995 and has managed Galaxy's New York Municipal Bond Fund since September 1994.

   The Small Cap Value Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Small Cap Value Fund since its inception in 1992. He joined Shawmut Bank in 1963 as an investment officer and was a Vice President in charge of Shawmut Bank's Small Cap Equity Management product since inception in 1982.

   The Growth and Income Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Growth and Income Fund since its inception in 1992. He was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. During the past six years he served as manager of Shawmut Bank's Growth and Income Equity Management Group.

   For the services provided and expenses assumed with respect to the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each of the Funds. For the services provided and expenses assumed with respect to the International Equity Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million. The fees for the Funds are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

   Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rates of 0.75%, 0.75%, 0.73%, 0.77%, 0.74% and 0.72% of the average daily net assets of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, respectively.

   The Predecessor Small Cap Value and Predecessor Growth and Income Funds bore advisory fees during their most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., their former adviser, at the effective annual rates of .77% and .82%, respectively, of each such Predecessor Fund's average daily net assets after fee waivers. Without fee waivers, each Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

   The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Wellington Management, with principal offices at 75 State Street, Boston, Massachusetts 02109, as the Sub-Adviser to the International Equity Fund. Wellington Management is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1995, Wellington Management had discretionary management authority with respect to approximately $109.2 billion of assets. Wellington Management's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counselling clients since 1960.

   Under its sub-advisory agreement with Fleet, Wellington Management determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides the Investment Adviser with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with the Sub-Adviser in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by the Sub-Adviser for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and the Sub-Adviser with information concerning relevant economic and political developments.

   For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Wellington Management, computed daily and paid quarterly, at the annual rate of .50% of the first $50 million of the Fund's average daily net assets, plus .30% of the next $50 million of such assets, plus .20% of all net assets in excess of $100 million. For the fiscal year ended October 31, 1995, Wellington Management received sub-advisory fees at the effective annual rate of 0.38% of the International Equity Fund's average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

   Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and

Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds, method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds, administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

   FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets of the Portfolios and .08% of combined daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds paid administration fees at the effective annual rate of 0.088% of each Fund's average daily net assets.

   The Predecessor Small Cap Value and Predecessor Growth and Income Funds bore administration fees during the fiscal year ended October 31, 1995 pursuant to the agreement then in effect with Federated Administrative Services, their prior administrator, at the effective annual rate of 0.10% of each such Predecessor Fund's average daily net assets after fee waivers.

                      DESCRIPTION OF GALAXY AND ITS SHARES

   Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series in the Funds as follows:
Class C shares (Trust Shares), Class C-Special Series 1 shares (Retail A Shares) and Class C-Special Series 2 shares (Retail B Shares), each series representing interests in the Equity Value Fund; Class G-Series 1 shares (Trust Shares) and Class G-Series 2 shares (Retail A Shares), both series representing interests in the International Equity Fund; Class H-Series 1 shares (Trust Shares), Class H-Series 2 shares (Retail A Shares) and Class H-Series 3 shares (Retail B Shares), each series representing interests in the Equity Growth Fund; Class I-Series 1 shares (Trust Shares) and Class I-Series 2 shares (Retail A Shares), both series representing interests in the Equity Income Fund; Class K-Series 1 shares (Trust Shares), Class K-Series 2 shares (Retail
A Shares) and Class K-Series 3 shares (Retail B Shares), each series representing interests in the Small Company Equity Fund; Class N-Series 1 shares (Trust Shares), Class N-Series 2 shares (Retail A Shares) and
Class N-Series 3 shares (Retail B Shares), each series representing interests in the Asset Allocation

Fund; Class U-Series 1 shares (Trust Shares), Class U-Series 2 shares (Retail A Shares) and Class U-Series 3 Shares (Retail B Shares), each series representing interest in the Growth and Income Fund; and Class X-Series 1 shares (Trust Shares) and Class X-Series 2 shares (Retail A Shares), each series representing interests in the Small Cap Value Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

   Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below and holders of Retail B Shares of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation and Growth and Income Funds bear the fees described in the prospectus for such shares that are paid under Galaxy's Distribution and Services Plan at an annual rate not to exceed .95% of the average daily net asset value of each Fund's outstanding Retail B Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

   Retail A Shares of the Funds are sold with a maximum front-end sales charge of 3.75%. Retail B Shares of the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund, Asset Allocation Fund and Growth and Income Fund are sold with a maximum contingent deferred sales charge of 5.0%. Retail A and Retail B Shares have certain exchange and other privileges which are not available with respect to Trust Shares.

   Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

   Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

   Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of Retail A Shares beneficially owned by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statements of Additional Information under "Shareholder

Services Plan."

   Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

   FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

   The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Funds upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Funds' foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the Statements of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

   Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

   From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

   Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Funds. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Funds.

   The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

   The Funds may also advertise their performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

   Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by

Institutions with respect to accounts of Customers that have invested in Trust Shares of a Fund will not be included in calculations of yield and performance.

   The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

   Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

   As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or a Fund, or (b) 67% or more of the shares of Galaxy or a Fund present at a meeting if more than 50% of the outstanding shares of Galaxy or a Fund are represented at the meeting in person or by proxy.

                                THE GALAXY FUND

4400 Computer Drive
Westboro, Massachusetts 01581-5108

For applications and information concerning initial purchases and current performance, call 1-800-628-0414. For additional purchases, redemptions, exchanges and other shareholder services, call 1-800-628-0413.

         The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to eight separate diversified investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

         The EQUITY VALUE FUND'S investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued.

         The EQUITY GROWTH FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

         The EQUITY INCOME FUND'S investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock.

         The INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in the equity securities of foreign issuers.

         The SMALL COMPANY EQUITY FUND'S investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with capitalizations of $500 million or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with capitalizations of $500 million or less.

         The ASSET ALLOCATION FUND'S investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the Fund's expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

         The SMALL CAP VALUE FUND'S investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

         The GROWTH AND INCOME FUND'S investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included in the Standard & Poor's 500 Composite Stock Index ("S&P 500").

         This Prospectus relates to the Retail A Shares representing interests in each Fund and to the Retail B Shares representing interests in the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in each Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail A Shares, Retail B Shares and Trust Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses that reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

         Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by 440 Financial Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc. and its parent, Fleet Financial Group, Inc., and affiliates. Wellington Management Company serves as the sub-adviser to the International Equity Fund.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF

OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statements of Additional Information relating to the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statements of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEBRUARY 29, 1996

                                   HIGHLIGHTS

         Q: What is The Galaxy Fund?

         A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's EQUITY VALUE FUND, EQUITY GROWTH FUND, EQUITY INCOME FUND, INTERNATIONAL EQUITY FUND, SMALL COMPANY EQUITY FUND, ASSET ALLOCATION FUND, SMALL CAP VALUE FUND AND GROWTH AND INCOME FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

         Q: Who advises the Funds?

         A: The Funds are managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1995 of approximately $84.8 billion. Wellington Management Company ("Wellington Management" or the "Sub-Adviser") serves as the sub-adviser to the International Equity Fund. As of December 31, 1995, Wellington Management had discretionary management authority over approximately $109.2 billion of assets. See "Management of the Funds -- Investment Adviser and Sub-Adviser."

         Q: What advantages do the Funds offer?

         A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

         Q: How can I buy and redeem shares?

         A: The Funds are distributed by 440 Financial Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased by employees of Fleet Financial Group, Inc. and its affiliates through payroll deductions. Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are subject to a shareholder servicing fee of up to .30% of the average daily net asset value of such Shares. Retail B Shares of the Fund may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed Shares or (ii) the original purchase price of the redeemed Shares. Retail B Shares are subject to shareholder servicing and distribution fees of up to .95% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase Shares" and "How to Redeem
Shares."   Except as provided below under "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares -- Purchase of Shares" below.

         Q: When are dividends paid?

         A: The net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds is declared and paid quarterly. Net realized capital gains of each Fund are distributed at least annually. Dividends from net investment income and net realized capital gains of the International Equity Fund are declared and paid annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional Shares of the same series of Shares that they own without sales or CDSC charges. See "Dividends and Distributions."

         Q: What potential risks are presented by the Funds' investment practices?

         A: One or more of the Funds may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and, in the case of the International Equity Fund, Global Depository Receipts ("GDRs"). Investments in foreign securities incur higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity, and political instability. See "Investment Objectives and Policies -- Special Risk Considerations -- Foreign Securities." The Small Cap Value and Small Company Equity Funds invest primarily in small capitalization stocks. The Growth and Income Fund invests primarily in growth-oriented equity securities, which may include securities of issuers with small capitalizations. As a result, these Funds may be more volatile than, and may fluctuate independently of, broad stock market indices. See "Investment Objectives and Policies." The Small Cap Value and Growth and Income Funds may invest in lower- rated convertible securities, which are high-yield, high-risk bonds that are typically subject to greater market fluctuations and may be more difficult to value or dispose of than higher-rated, lower-yielding bonds. See "Investment Objectives and Policies -- Other Investment Policies and Risk Considerations -- Convertible

Securities." One or more of the Funds may also invest in certain "derivative" securities, such as put and call options, stock index futures and options, indexed securities and swap agreements. Derivative securities derive their value from the performance of underlying assets, interest rates and indices and as a result entail additional market and credit risks. See "Investment Objectives and Policies -- Other Investment Policies and Risk Considerations -- Derivative Securities."

         Q: What shareholder privileges are offered by the Funds?

         A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to sales or additional CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan ("SEP") and Keogh Plan accounts which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plan ("MERP") accounts which can be established by Customers directly with Fleet Brokerage Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares of the Funds on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

         Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Funds with respect to their Retail A Shares and/or Retail B Shares, and (ii) the operating expenses for Retail A Shares and/or Retail B Shares of each Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. ANNUAL FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                          EQUITY                 EQUITY            EQUITY    INTERNATIONAL
                                          VALUE                  GROWTH            INCOME       EQUITY
                                          FUND                    FUND              FUND         FUND
                                  --------------------    --------------------    ---------  -------------
                                   RETAIL      RETAIL      RETAIL      RETAIL      RETAIL       RETAIL
                                  A SHARES    B SHARES    A SHARES    B SHARES    A SHARES     A SHARES
                                  --------    --------    --------    --------    --------     --------
SHAREHOLDER
TRANSACTION EXPENSES
--------------------

Front End Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price) ............    3.75%(1)    None        3.75%(1)    None        3.75%(1)     3.75%(1)

Sales Charge Imposed on
  Reinvested Dividends .......    None        None        None        None        None         None

Deferred Sales Charge
  (as a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower) ........    None        5.00%(2)    None        5.00%(2)    None         None

Redemption Fees(3) ...........    None        None        None        None        None         None

Exchange Fees ................    None        None        None        None        None         None

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
-------------------------

Advisory Fees (After
  Fee Waivers) ...............     .75%        .75%        .75%        .75%        .75%        .72%
12b-1 Fees(4) ................    None         .95%       None         .95%       None        None
Other Expenses ...............     .79%        .42%        .73%        .39%        .77%       1.15%
                                  ----        ----        ----        ----        ----        ----
Total Fund Operating
  Expenses (After Fee
  Waivers) ...................    1.54%       2.12%       1.48%       2.09%       1.52%       1.87%
                                  ====        ====        ====        ====        ====        ====


                                      SMALL COMPANY         ASSET ALLOCATION        SMALL             GROWTH
                                          QUITY                ALLOCATION        CAP VALUE          AND INCOME
                                          FUND                    FUND              FUND               FUND
                                  --------------------    --------------------    --------     --------------------
                                   RETAIL      RETAIL      RETAIL      RETAIL      RETAIL       RETAIL      RETAIL
                                  A SHARES    B SHARES    A SHARES    B SHARES    A SHARES     A SHARES    B SHARES
                                  --------    --------    --------    --------    --------     --------    --------
SHAREHOLDER
TRANSACTION EXPENSES
--------------------

Front End Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price) ............    3.75%(1)    None        3.75%(1)    None        3.75%(1)     3.75%(1)    None

Sales Charge Imposed on
  Reinvested Dividends .......    None        None        None        None        None         None        None

Deferred Sales Charge
  (as a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower) ........    None        5.00%(2)    None        5.00%(2)    None         None        5.00%(2)

Redemption Fees(3) ...........    None        None        None        None        None         None        None

Exchange Fees ................    None        None        None        None        None         None        None

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
-------------------------

Advisory Fees (After
  Fee Waivers) ...............     .75%        .75%        .75%        .75%        .75%         .75%        .75%
12b-1 Fees(4) ................    None         .95%       None         .95%       None         None         .95%
Other Expenses ...............    .83%         .46%        .79%        .45%        .56%         .53%        .36%
                                 ----         ----        ----        ----        ----         ----        ----
Total Fund Operating
  Expenses (After Fee
  Waivers) ...................    1.58%       2.16%       1.54%       2.15%       1.31%        1.28%       2.06%
                                  ====        ====        ====        ====        ====         ====        ====



(1) Reduced sales charges may be available. See "How to Purchase Shares -- Applicable Sales Charges -- Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares -- Applicable Sales Charges -- Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                                                 1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                                                 ------   -------    -------   --------
Equity Value Fund (Retail A Shares)(1)  . . . . . . . . . . . . . . . . . . . .    $53       $84       $118       $212
Equity Value Fund (Retail B Shares)
   Assuming complete redemption at end of period(2) . . . . . . . . . . . . . .    $71       $95       $132       $214
   Assuming no redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .    $21       $65       $112       $214
Equity Growth Fund (Retail A Shares)(1) . . . . . . . . . . . . . . . . . . . .    $52       $82       $115       $206
Equity Growth Fund (Retail B Shares)
   Assuming complete redemption at end of period(2) . . . . . . . . . . . . . .    $71       $95       $131       $209
   Assuming no redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .    $21       $65       $111       $209
Equity Income Fund (Retail A Shares)(1) . . . . . . . . . . . . . . . . . . . .    $53       $84       $117       $210
International Equity Fund (Retail A Shares)(1)  . . . . . . . . . . . . . . . .    $56       $94       $134       $246
Small Company Equity Fund (Retail A Shares)(1)  . . . . . . . . . . . . . . . .    $53       $85       $120       $216
Small Company Equity Fund (Retail B Shares)
   Assuming complete redemption at end of period(2) . . . . . . . . . . . . . .    $72       $97       $134       $218
   Assuming no redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .    $22       $67       $114       $218
Asset Allocation Fund (Retail A Shares)(1)  . . . . . . . . . . . . . . . . . .    $53       $84       $118       $212
Asset Allocation Fund (Retail B Shares)
   Assuming complete redemption at end of period(2) . . . . . . . . . . . . . .    $72       $96       $134       $215
   Assuming no redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .    $22       $66       $114       $215
Small Cap Value Fund (Retail A Shares)  . . . . . . . . . . . . . . . . . . . .    $51       $77       $106       $187
Growth and Income Fund (Retail A Shares)  . . . . . . . . . . . . . . . . . . .    $50       $76       $104       $184
Growth and Income Fund (Retail B Shares)
   Assuming complete redemption at end of period(2) . . . . . . . . . . . . . .    $71       $94       $129       $197
   Assuming no redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .    $21       $64       $109       $197

---------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.
(3) Based on conversion of Retail B Shares to Retail A Shares after six years.

         The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to Retail A Shares of the Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses each Fund expects to incur during the current fiscal year on its Retail A Shares. The information contained in the Expense Summary and Example with respect to Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds is based on expenses these Funds expect to incur during the current year on their Retail B Shares. Without voluntary fee waivers by the Investment Adviser, Advisory Fees would be 1.15% and Total Fund Operating Expenses would be 2.30% with respect to Retail A Shares of the International Equity Fund. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the applicable Statements of Additional Information relating to the Funds. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

        THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
             OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES
           AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         This Prospectus describes the Retail A Shares in each Fund and the Retail B Shares in the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds. Galaxy is also authorized to issue another series of shares in each Fund, Trust Shares. As described below under "Description of Galaxy and Its Shares," Retail A Shares, Retail B Shares and Trust Shares represent equal pro rata interests in a Fund, except that (i) Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of up to .30% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds bear the expenses incurred under Galaxy's Distribution and Services Plan at an annual rate of up to .95% of the average daily net asset value of each Fund's outstanding Retail B Shares, and
(iii) Retail A Shares, Retail B Shares and Trust Shares bear differing transfer agency expenses.

         The financial highlights presented below for the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds have been audited by Coopers & Lybrand, L.L.P., Galaxy's independent accountants, whose report is contained in Galaxy's Annual Report to Shareholders dated October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to these Funds. Information in the financial highlights presented below with respect to these Funds for periods prior to the fiscal year ended October 31, 1995 reflects the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Equity Value and Equity Growth Funds were first offered during the fiscal year/period ended October 31, 1991, and Retail A Shares of the Equity Income Fund were first offered during the fiscal year ended October 31, 1992). During the periods shown, Retail B Shares were not offered by the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds. More information about the performance of the Funds is also contained in Galaxy's Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.

                               EQUITY VALUE FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                  YEAR ENDED      YEAR ENDED
                                  OCTOBER 31,     OCTOBER 31,
                                     1995            1994                  YEAR ENDED OCTOBER 31,(2)                PERIOD ENDED
                                 -------------   -------------   -----------------------------------------------     OCTOBER 31,
                                 RETAIL SHARES   RETAIL SHARES    1993       1992     1991      1990       1989      1988(1),(2)
                                 -------------   -------------   ------     ------    ------    ------     -----     -----------
Net Asset Value, Beginning
   of Period .....................  $ 13.31         $ 13.12     $  11.41   $  11.52   $  9.45   $ 11.51   $ 10.41      $ 10.00
                                    -------         -------     --------   --------   -------   -------   -------      -------
Income from Investment Operations:
   Net Investment Income .........     0.22            0.18         0.19       0.26      0.37      0.39      0.36         0.03
   Net realized and unrealized
      gain (loss) on investments..     2.24            0.45         2.14       0.33      2.41     (1.37)     1.10         0.38
                                    -------         -------     --------   --------   -------   -------   -------      -------
          Total from Investment
            Operations: ..........     2.46            0.63         2.33       0.59      2.78     (0.98)     1.46         0.41
                                    -------         -------     --------   --------   -------   -------   -------      -------
Less Dividends:
   Dividends from net
      investment income ..........    (0.23)          (0.16)       (0.20)     (0.27)    (0.37)    (0.38)    (0.36)          --
   Dividends from net realized
      capital gains ..............    (1.21)          (0.28)       (0.42)     (0.43)    (0.34)    (0.70)       --           --
                                    -------         -------     --------   --------   -------   -------   -------      -------
           Total Dividends .......    (1.44)          (0.44)       (0.62)     (0.70)    (0.71)    (1.08)    (0.36)          --
                                    -------         -------     --------   --------   -------   -------   -------      -------
Net increase (decrease) in
   net asset value ...............     1.02           (0.19)        1.71      (0.11)     2.07     (2.06)     1.10         0.41
                                    -------         -------     --------   --------   -------   -------   -------      -------
Net Asset Value, End of Period ...  $ 14.33         $ 13.31     $  13.12   $  11.41   $ 11.52   $  9.45   $ 11.51      $ 10.41
                                    =======         =======     ========   ========   =======   =======   =======      =======
Total Return .....................    20.81%           4.97%       21.18%      5.66%    30.45%    (9.43%)   14.19%        4.10%(3)
Ratios/Supplemental Data:
Net Assets, End of
   Period (000's) ................  $96,555         $74,001     $176,107   $133,578   $99,601   $92,893   $92,366      $75,774
Ratios to average net assets:
   Net investment income
      including reimbursement/
      waiver .....................     1.62%           1.45%        1.52%      2.24%     3.25%     3.66%     3.25%        1.89%(4)
   Operating expenses
      including reimbursement/
      waiver .....................     1.49%           1.08%        0.97%      0.94%     0.94%     0.95%     0.97%        0.95%(4)
   Operating expenses
      excluding reimbursement/
      waiver .....................     1.50%           1.11%        0.97%      0.94%     0.94%     0.95%     0.98%        0.94%(4)
Portfolio Turnover Rate ..........       76%             71%          50%       136%       40%       94%       44%           4%(3)

---------------
1  The Fund commenced operations on September 1, 1988.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3  Not annualized.
4  Annualized.

                              EQUITY GROWTH FUND(1)
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      YEAR ENDED
                                                      OCTOBER 31,        YEAR ENDED            YEAR ENDED
                                                         1995         OCTOBER 31, 1994        OCTOBER 31,(2)       PERIOD ENDED
                                                     -------------    ----------------    ---------------------     OCTOBER 31,
                                                     RETAIL SHARES      RETAIL SHARES       1993         1992       1991(1),(2)
                                                     -------------      -------------     --------     --------    -------------
Net Asset Value, Beginning of Period .............      $ 14.18            $ 13.76        $  12.90     $  11.99       $ 10.00
                                                        -------            -------        --------     --------       -------
Income from Investment Operations:
      Net Investment Income(3) ...................         0.14               0.17            0.15         0.17          0.16
      Net realized and unrealized gain (loss)
        on investments ...........................         3.28               0.47            0.95         0.91          1.97
                                                        -------            -------        --------     --------       -------
            Total from Investment Operations: ....         3.42               0.64            1.10         1.08          2.13
                                                        -------            -------        --------     --------       -------
Less Dividends:
      Dividends from net investment income .......        (0.14)             (0.16)          (0.15)       (0.17)        (0.14)
      Dividends from net realized capital gains ..        (0.17)             (0.06)          (0.09)          --            --
                                                        -------            -------        --------     --------       -------
                                Total Dividends ..        (0.31)             (0.22)          (0.24)       (0.17)        (0.14)
                                                        -------            -------        --------     --------       -------
Net increase (decrease) in net asset value .......         3.11               0.42            0.86         0.91          1.99
                                                        -------            -------        --------     --------       -------
Net Asset Value, End of Period ...................      $ 17.29            $ 14.18        $  13.76     $  12.90       $ 11.99
                                                        -------            -------        --------     --------       -------
Total Return .....................................        24.54%              4.72%           8.58%        9.10%        21.39%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ................      $98,911            $70,338        $427,298     $224,630       $92,224
Ratios to average net assets:
      Net investment income including
        reimbursement/waiver .....................         0.85%              1.22%           1.20%        1.37%         1.46%(5)
      Operating expenses including
        reimbursement/waiver .....................         1.45%              0.98%           0.97%        0.95%         0.83%(5)
      Operating expenses excluding
        reimbursement/waiver .....................         1.47%              0.99%           0.97%        0.95%         0.83%(5)
Portfolio Turnover Rate ..........................           14%                18%             16%          22%           16%(4)

-----------------------------
1        The Fund commenced operations on December 14, 1990.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or administrator for the year ended October 31, 1995 was $0.13.
4        Not Annualized.
5        Annualized.

                             EQUITY INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR ENDED
                                                        OCTOBER 31,      YEAR ENDED            YEAR ENDED
                                                           1995       OCTOBER 31, 1994        OCTOBER 31,(2)        PERIOD ENDED
                                                       -------------  ----------------   -----------------------     OCTOBER 31,
                                                       RETAIL SHARES    RETAIL SALES       1993           1992        1991(2)
                                                       -------------    ------------     --------        -------    ------------
Net Asset Value, Beginning of Period . . . . . . . .     $12.74         $ 12.85          $  11.85        $ 11.29      $10.00
                                                         -------        -------          --------        -------       -----
Income from Investment Operations:
      Net Investment Income(3) . . . . . . . . . . .        0.28           0.30              0.30           0.30        0.29
      Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . .        2.47           0.07              1.09           0.76        1.26
                                                         -------        -------          --------        -------      ------
              Total from Investment Operations:             2.75           0.37              1.39           1.06        1.55
                                                         -------        -------          --------        -------      ------
Less Dividends:
      Dividends from net investment income . . . . .       (0.30)         (0.29)            (0.28)         (0.30)      (0.26)
      Dividends from net realized capital gains. . .       (0.21)         (0.19)            (0.11)         (0.20)        --
                                                         -------        -------          --------        -------      ------
              Total Dividends. . . . . . . . . . . .       (0.51)         (0.48)            (0.39)         (0.50)      (0.26)
                                                         -------        -------          --------        -------      ------
Net increase (decrease) in net asset value . . . . .        2.24          (0.11)             1.00           0.56        1.29
                                                         -------        -------          --------        -------      ------
Net Asset Value, End of Period . . . . . . . . . . .     $ 14.98        $ 12.74          $  12.85        $ 11.85      $11.29
                                                         =======        =======          ========        =======      ======
Total Return . . . . . . . . . . . . . . . . . . . .       22.23%          2.94%            11.85%          9.71%      15.61%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's). . . . . . . . . .     $81,802        $63,532          $123,970        $21,778      $7,096
Ratios to average net assets:
      Net investment income including
        reimbursement/waiver . . . . . . . . . . . .        2.08%          2.45%             2.34%          2.84%       2.72%(5)
      Operating expenses including
        reimbursement/waiver . . . . . . . . . . . .        1.49%          1.11%             1.16%          1.03%       0.85%(5)
      Operating expenses excluding
        reimbursement/waiver . . . . . . . . . . . .        1.51%          1.12%             1.22%          1.54%       1.39%(5)
Portfolio Turnover Rate. . . . . . . . . . . . . . .          21%            31%               27%            18%         77%(4)

---------------
1 The Fund commenced operations on December 14, 1990.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 were $0.29, $0.25 and $0.23, respectively.
4 Not Annualized.
5 Annualized.

                           INTERNATIONAL EQUITY FUND1
               (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED         YEAR ENDED
                                                             OCTOBER 31, 1995   OCTOBER 31, 1994      YEAR ENDED     PERIOD ENDED
                                                             ----------------   ----------------      OCTOBER 31,     OCTOBER 31,
                                                              RETAIL SHARES      RETAIL SHARES          1993(2)        1992(1,2)
                                                             ----------------    ----------------     ----------     ------------
Net Asset Value, Beginning of Period  . . . . . . . . . . .      $ 13.20            $ 12.13            $  9.66           $ 10.00
                                                                 -------            -------            -------           -------
Income From Investment Operations:
   Net Investment Income(3) . . . . . . . . . . . . . . . .         0.11               0.06               0.02              0.06
   Net realized and unrealized gain (loss) on investments .        (0.21)              1.02               2.51             (0.40)
                                                                 -------            -------            -------           -------
          Total From Investment Operations: . . . . . . . .        (0.10)              1.08               2.53             (0.34)
                                                                 -------            -------            -------           -------
Less Dividends:
   Dividends from net investment income . . . . . . . . . .        (0.02)             (0.01)             (0.06)               --
   Dividends from net realized capital gains  . . . . . . .        (0.16)               --                 --                --
                                                                 -------            -------            -------           -------
           Total Dividends  . . . . . . . . . . . . . . . .        (0.18)             (0.01)             (0.06)               --
                                                                 -------            -------            -------           -------
Net increase (decrease) in net asset value  . . . . . . . .        (0.28)              1.07               2.47             (0.34)
                                                                 -------            -------            -------           -------
Net Asset Value, End of Period  . . . . . . . . . . . . . .      $ 12.92            $ 13.20            $ 12.13           $  9.66
                                                                 =======            =======            =======           =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . .        (0.64)%             8.91%             26.36%           (3.40)%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .      $30,104            $32,887            $39,246           $12,584
Ratios to average net assets:
   Net investment income including reimbursement/waiver . .         0.84%              0.69%              0.37%             1.19%(5)
   Operating expenses including reimbursement/waiver  . . .         1.76%              1.49%              1.57%             1.61%(5)
   Operating expenses excluding reimbursement/waiver  . . .         2.03%              1.79%              2.04%             2.79%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .           48%                39%                29%               21%(4)

---------------
1 The Fund commenced operations on December 30, 1991.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995, 1994 and 1993 and for the period ended October 31, 1992 were $0.08, $0.03, $0.00 and $0.00, respectively.
4 Not Annualized.
5 Annualized.

                         SMALL COMPANY EQUITY FUND(1)
             (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED       YEAR ENDED
                                                           OCTOBER 31, 1995  OCTOBER 31, 1994    YEAR ENDED     PERIOD ENDED
                                                            --------------   ----------------    OCTOBER 31,     OCTOBER 31,
                                                            RETAIL SHARES      RETAIL SHARES       1993(2)        1992(1)(2)
                                                            -------------    ----------------    ----------     ------------
Net Asset Value, Beginning of Period  . . . . . . . . . . .    $ 12.35            $ 12.41         $  8.79         $ 10.00
                                                               -------            -------         -------         -------
Income From Investment Operations:
   Net Investment Income (loss)(3). . . . . . . . . . . . .      (0.09)             (0.01)          (0.04)          (0.03)
                                                               -------            -------         -------         -------
   Net realized and unrealized gain (loss) on investments .       4.21                 --            3.66           (1.18)
                                                               -------            -------         -------         -------
          Total From Investment Operations: . . . . . . . .       4.12              (0.01)           3.62           (1.21)
                                                               -------            -------         -------         -------
Less Dividends:
   Dividends from net investment income . . . . . . . . . .        --                  --              --              --
   Dividends from net realized capital gains  . . . . . . .      (0.19)             (0.05)             --              --
                                                               -------            -------         -------         -------
           Total Dividends: . . . . . . . . . . . . . . . .      (0.19)             (0.05)             --              --
                                                               -------            -------         -------         -------
Net increase (decrease) in net asset value  . . . . . . . .       3.93              (0.06)           3.62           (1.21)
                                                               -------            -------         -------         -------
Net Asset Value, End of Period  . . . . . . . . . . . . . .    $ 16.28            $ 12.35         $ 12.41         $  8.79
                                                               =======            =======         =======         =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . .      34.01%             (0.06)%         41.18%         (12.10)%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .    $45,668            $30,845         $55,683         $29,072
Ratios to average net assets:
   Net investment income (loss) including
      reimbursement/waiver  . . . . . . . . . . . . . . . .      (0.85)%            (0.40)%         (0.66)%         (0.63)%(5)
   Operating expenses including reimbursement/waiver  . . .       1.60%              1.31%           1.18%           1.06%(5)
   Operating expenses excluding reimbursement/waiver  . . .       1.64%              1.34%           1.22%           1.33%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .         54%                35%             57%             87%(4)

---------------
1  The Fund commenced operations on December 30, 1991.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1992 was $(0.05).
4  Not Annualized.
5  Annualized.

                           ASSET ALLOCATION FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT THE PERIOD)

                                                              YEAR ENDED         YEAR ENDED
                                                           OCTOBER 31, 1995   OCTOBER 31, 1994      YEAR ENDED    PERIOD ENDED
                                                           ----------------   ----------------      OCTOBER 31,    OCTOBER 31,
                                                            RETAIL SHARES       RETAIL SHARES         1993(2)     1992(1),(2)
                                                           ----------------   ----------------      -----------   ------------
Net Asset Value, Beginning of Period  . . . . . . . . . . .    $ 10.67             $ 11.15           $ 10.16       $ 10.00
                                                               -------             -------           -------       -------
Income From Investment Operations:
   Net Investment Income(3) . . . . . . . . . . . . . . . .       0.30                0.27              0.25          0.15
   Net realized and unrealized gain (loss) on investments .       2.16               (0.49)             0.99          0.13
                                                               -------             -------           -------       -------
          Total From Investment Operations: . . . . . . . .       2.46               (0.22)             1.24          0.28
                                                               -------             -------           -------       -------
Less Dividends:
   Dividends from net investment income . . . . . . . . . .      (0.31)              (0.26)            (0.25)        (0.12)
   Dividends from net realized capital gains  . . . . . . .        --                  --                --            --
                                                               -------             -------           -------       -------
           Total Dividends  . . . . . . . . . . . . . . . .      (0.31)              (0.26)            (0.25)        (0.12)
                                                               -------             -------           -------       -------
Net increase (decrease) in net asset value  . . . . . . . .       2.15               (0.48)             0.99          0.16
                                                               -------             -------           -------       -------
Net Asset Value, End of Period  . . . . . . . . . . . . . .    $ 12.82             $ 10.67           $ 11.15       $ 10.16
                                                               =======             =======           =======       =======
Total Return  . . . . . . . . . . . . . . . . . . . . . . .      23.42%              (2.02)%           12.37%         2.85%(4)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . .    $76,368             $73,574           $92,348       $11,555
Ratios to average net assets:
   Net investment income including reimbursement/waiver . .       2.52%               2.66%             2.59%         2.80%(5)
   Operating expenses including reimbursement/waiver  . . .       1.48%               1.21%             1.14%         1.11%(5)
   Operating expenses excluding reimbursement/waiver  . . .       1.50%               1.22%             1.25%         2.39%(5)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .         41%                 23%                7%            2%(4)

---------------
1  The Fund commenced operations on December 30, 1991.
2 For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
3 Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 were $0.24 and $0.08, respectively.
4  Not Annualized.
5  Annualized.

         The Small Cap Value Fund and Growth and Income Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Small Cap Value Fund" and the "Predecessor Growth and Income Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold two series of shares of beneficial interest that were similar to the Funds' Retail A Shares and Trust Shares, respectively.

         The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Funds' Investment Shares (the series that is similar to the Retail A Shares of the Small Cap Value and Growth and Income Funds) for the fiscal years ended October 31, 1995 and October 31, 1994 and the fiscal period ended October 31, 1993. The information was audited by Price Waterhouse LLP, independent accountants for the Predecessor Funds, whose report thereon is contained in The Shawmut Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1995. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in The Shawmut Funds' Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds. Additional information about the performance of the Predecessor Funds is contained in The Shawmut Funds' Annual Report to Shareholders, which may be obtained without charge by contacting Galaxy at its telephone numbers or address provided above.


                        PREDECESSOR SMALL CAP VALUE FUND
          (FOR A INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                                      OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                                         1995            1994         1993(1)(2)
                                                                       --------        --------       --------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . .  $  11.06        $  11.21       $  10.52
                                                                       --------        --------       --------
Income from Investment Operations:
   Net investment income(3) . . . . . . . . . . . . . . . . . . . . .     (0.02)          (0.01)        (0.008)
   Net realized gain (loss) on investments  . . . . . . . . . . . . .      2.21            0.18          0.698
                                                                       --------        --------       --------
         Total from Investment Operations:  . . . . . . . . . . . . .      2.19            0.17          0.690
                                                                       --------        --------       --------
Less Dividends:
   Dividends from net investment income . . . . . . . . . . . . . . .       --              --             --
   Dividends from net realized gains  . . . . . . . . . . . . . . . .     (0.57)          (0.32)           --
                                                                       --------        --------       --------
         Total Dividends: . . . . . . . . . . . . . . . . . . . . . .     (0.57)          (0.32)           --
                                                                       --------        --------       --------
Net increase (decrease) in net asset value  . . . . . . . . . . . . .      1.62           (0.15)          0.69
                                                                       --------        --------       --------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . .  $  12.68        $  11.06       $  11.21
                                                                       ========        ========       ========

Total Return(4) . . . . . . . . . . . . . . . . . . . . . . . . . . .     21.27%           1.64%          6.56%(5)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . . . . .   $27,546         $19,764        $15,014
Ratios to average net assets:
   Net investment income including reimbursement/waiver . . . . . . .     (0.19)%         (0.10)%        (0.19)%(6)
   Operating expenses including reimbursement/waiver  . . . . . . . .      1.35%           1.31%          1.33%(6)
   Operating expenses excluding reimbursement/waiver  . . . . . . . .      1.85%           1.84%          1.87%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . .        32%             29%            29%(5)

---------------
1  The Fund commenced operations on December 14, 1992.
2  The Fund began offering Investment Shares on February 12, 1993.
3 Net investment income per share does not reflect tax reclassifications arising in the current period.
4  Calculation does not include sales charge for Investment Shares.
5  Not Annualized.
6  Annualized.

                       PREDECESSOR GROWTH AND INCOME FUND
          (FOR A INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                                  1995             1994          1993(1),(2)
                                                                               ----------       -----------     ------------
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . .           $ 11.15           $ 10.69        $ 10.23
                                                                                -------           -------        -------
Income from Investment Operations:
   Net investment income(3) . . . . . . . . . . . . . . . . . . . . .              0.24              0.22           0.15
   Net realized gain (loss) on investments  . . . . . . . . . . . . .              1.70              0.72           0.48
                                                                                -------           -------        -------
         Total from Investment Operations:  . . . . . . . . . . . . .              1.94              0.94           0.63
                                                                                -------           -------        -------
Less Dividends:
   Dividends from net investment income . . . . . . . . . . . . . . .             (0.25)            (0.20)         (0.17)
   Dividends from net realized gains  . . . . . . . . . . . . . . . .             (0.49)            (0.28)           --
                                                                                -------           -------        -------
         Total Dividends  . . . . . . . . . . . . . . . . . . . . . .             (0.74)            (0.48)         (0.17)
                                                                                -------           -------        -------
Net increase (decrease) in net asset value  . . . . . . . . . . . . .              1.20              0.46           0.46
                                                                                -------           -------        -------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . .           $ 12.35           $ 11.15        $ 10.69
                                                                                =======           =======        =======
Total Return(4) . . . . . . . . . . . . . . . . . . . . . . . . . . .             18.52%             9.12%          6.20%(6)
Ratios/Supplemental Data:
Net Assets, End of Period (000's) . . . . . . . . . . . . . . . . . .           $51,078           $22,244        $16,280
Ratios to average net assets:
   Net investment income including reimbursement/waiver . . . . . . .              2.10%             2.06%          1.77%(6)
   Operating expenses including reimbursement/waiver  . . . . . . . .              1.32%             1.29%          1.25%(6)
   Operating expenses excluding reimbursement/waiver  . . . . . . . .              1.77%             1.74%          1.78%(6)
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . .                51%               73%            38%(5)

---------------
1  The Fund commenced operations on December 14, 1992.
2  The Fund began offering Investment Shares on February 12, 1993.
3 Net investment income per share does not reflect tax reclassifications arising in the current period.
4  Calculation does not include sales charge for Investment Shares.
5  Annualized.
6  Not Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Investment Adviser, and, with respect to the International Equity Fund, the Investment Adviser and the Sub-Adviser, will use their best efforts to achieve each Fund's investment objective, although their achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

                               EQUITY VALUE FUND

         The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Investment Adviser believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, the Fund's Investment Adviser considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the S&P
500. The Investment Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.

         Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold other types of securities in such proportions as, in the opinion of the Investment Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Investment Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. The Fund may also write covered call options. See "Other Investment Policies and Risk ConsiderationsOptions and Futures Contracts" and "Other Investment Policies and Risk Considerations -- Derivative Securities" below. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

                               EQUITY GROWTH FUND

         The Equity Growth Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. The Investment Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.

         The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Options and Futures Contracts" and "Other Investment Policies and Risk ConsiderationsDerivative Securities" below.

         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

                               EQUITY INCOME FUND

         The Equity Income Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both these elements. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.

         The Equity Income Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below. The Fund may also write covered call options. For additional information concerning investments in options and similar securities, see "Other Investment Policies and Risk Considerations -- Options and Futures Contracts" and "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

                           INTERNATIONAL EQUITY FUND

         The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

         The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

         The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

         Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

         During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if unrated, determined by the Investment Adviser or the Sub-Adviser to be of comparable quality; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (v) repurchase agreements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's total assets. Issuers of commercial paper, bank obligations or repurchase agreements in which the Fund invests must have, at the time of investment, out-standing debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

         Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry. See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the Fund.

                           SMALL COMPANY EQUITY FUND

         The Small Company Equity Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with capitalizations of $500 million or less ("Small Capitalization Securities") which the Fund's Investment Adviser believes represent the potential for significant capital appreciation.

         Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with capitalizations of $500 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

         The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

         The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below.

         The Fund may purchase and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Options and Futures Contracts" and "Other Investment Policies and Risk ConsiderationsDerivative Securities" below.

         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

                             ASSET ALLOCATION FUND

         The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. The Investment Adviser interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

         The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of the Investment Adviser's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. Debt securities purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by the Investment Adviser to be of comparable quality). Debt securities rated "BBB" by S&P or "Baa" by Moody's are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. In selecting common stock for purchase by the Fund, the Investment Adviser will analyze the potential for changes in earnings and dividends for a foreseeable period.

         The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations" and "Other Investment

Policies and Risk Considerations" below. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations" below.

         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of the Investment Adviser, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

                              SMALL CAP VALUE FUND

         The Small Cap Value Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal circumstances, at least 65% of its assets in equity securities of companies that have a market value capitalization of up to $1 billion.

         Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

         The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk ConsiderationsConvertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Options and Futures Contracts," "Other Investment Policies and Risk Considerations -- Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk ConsiderationsDerivative Securities" below.

         The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the- counter market in the form of ADRs and EDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial. See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below.

         As a temporary defensive measure, in such proportions as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies") rated in one of the top two rating categories by a nationally recognized statistical rating organization, such as S&P, Moody's or Fitch Investors Service, L.P. ("Fitch"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Small Cap Value Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

                             GROWTH AND INCOME FUND

         The Growth and Income Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market conditions, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included on the S&P 500.

         The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. See "Small Cap Value Fund" above for a description of the risks associated with investments in small capitalization stocks. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock indices such as the S&P 500.

         The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk ConsiderationsConvertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk ConsiderationsDerivative Securities" below.

         The Fund may invest in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs and EDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Investment Adviser to be substantial. See "Special Risk Considerations" and Other Investment Policies and Risk Considerations" below.

         As a temporary defensive measure, in such proportions as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations") rated in one of the top two rating categories by a nationally recognized statistical rating organization, such as S&P, Moody's or Fitch; (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

                          SPECIAL RISK CONSIDERATIONS

                                  MARKET RISK

         Each Fund invests primarily (or with respect to the Asset Allocation Fund, to a significant degree) in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

                               INTEREST RATE RISK

         To the extent that the Funds invest in fixed income securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

                               FOREIGN SECURITIES

         Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

                                    RATINGS

         All debt obligations, including convertible bonds, purchased by the Equity Value, Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Investment Adviser. The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by the Investment Adviser or Sub-Adviser to be of comparable quality. The Small Cap Value and Growth and Income Funds may purchase convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. See "Other Investment Policies -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "BB" or "Ba." Short-term money market instruments purchased by the Small Cap Value and Growth and Income Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as S&P, Moody's or Fitch.

            U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

         Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Federal Deposit Insurance Corporation. With respect to each Fund other than the Small Cap Value and Growth and Income Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investment in bank obligations is limited
(i) with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and (ii) with respect to the Small Cap Value and Growth and Income Funds, to the obligations of financial institutions having capital, surplus and undivided profits of over $100 million or obligations where the principal amount of the instrument is insured in full by the FDIC.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." A Fund will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when the Investment Adviser and/or the Sub-Adviser believe that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations."

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser and/or the Sub-Adviser under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, and to the 15% limit described below in Investment Limitation No. 7 under "Investment Limitations" with respect to the Small Cap Value and Growth and Income Funds.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Small Cap Value and Growth and Income Funds' policies with respect to reverse repurchase agreements is contained in the Statement of Additional Information relating to these Funds.

                               SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term (except in the case of the Small Cap Value and Growth and Income Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Investment Adviser and/or the Sub-Adviser to be of good standing and only when, in the Investment Adviser's and/or the Sub-Adviser's judgement, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

                         INVESTMENT COMPANY SECURITIES

         The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Small Cap Value and Growth and Income Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Small Cap Value and Growth and Income Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with request to the Small Cap Value and Growth and Income Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by Funds, other investment portfolios of Galaxy, or any other investment companies advised by the Investment Adviser or the Sub-Adviser. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

                         OPTIONS AND FUTURES CONTRACTS

         Covered Call Options -- Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of these Funds, and such options will normally be written on underlying securities as to which the Investment Adviser and/or Sub-Adviser does not anticipate significant short-term capital appreciation.

         Options on Foreign Stock Indexes -- International Equity Fund. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times --Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. For additional information relating to option trading practices and related risks, see the Statement of Additional Information relating to the International Equity Fund.

         Options and Futures Contracts -- Small Cap Value and Growth and Income Funds. The Small Cap Value and Growth and Income Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock IndexesInternational Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

         Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds for additional information as to the Funds' policies on options and futures trading.

         The Small Cap Value and Growth and Income Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

         Stock Index Futures, Swap Agreements, Indexed Securities and Options -- Small Cap Value and Growth and Income Funds. The Small Cap Value and Growth and Income Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Funds enter into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by that Fund.

         There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

               AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

         Each Fund may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

         Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

         A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statements of Additional Information relating to the Funds for additional information regarding foreign currency exchange transactions.

                ASSET-BACKED SECURITIES -- ASSET ALLOCATION FUND

         The Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Fund will not invest more than 10% of its total assets in asset-backed securities. See "Asset-Backed Securities" in the Statement of Additional Information relating to the Asset Allocation Fund.

              MORTGAGE-BACKED SECURITIES -- ASSET ALLOCATION FUND

         The Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government related organizations, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates. To the extent that collateralized mortgage obligations are considered to be investment companies, investments in such obligations will be subject to the percentage limitations described above under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

                             CONVERTIBLE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         The Small Cap Value and Growth and Income Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after a Fund has purchased it, such Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information relating to the Small Cap Value and Growth and Income Funds.

                             DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objectives. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies Derivative Securities" in the Statements of Additional Information relating to the Funds for additional information.

   WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS --  INTERNATIONAL EQUITY,
                  SMALL CAP VALUE AND GROWTH AND INCOME FUNDS

         The International Equity, Small Cap Value and Growth and Income Funds may purchase eligible securities on a "when-issued" basis. The Small Cap Value and Growth and Income Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

         A Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

                               PORTFOLIO TURNOVER

         Each Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser and/or the Sub-Adviser believe that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Taxes -- Federal."

                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the applicable Statements of Additional Information under "Investment Objectives and Policies."

         The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may not:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    The Small Cap Value and Growth and Income Funds may not:

         5. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

         6. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or, its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

         The following investment policy may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

         7. The Small Cap Value and Growth and Income Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain securities which meet the criteria per liquidity as established by the Board of Trustees).

         In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

         With respect to Investment Limitation No. 2 above, the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing.

         The Small Cap Value and Growth and Income Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

         The Securities and Exchange Commission ("SEC") has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Small Cap Value and Growth and Income Funds) on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Investment Adviser and/or the Sub-Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

         Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of the Fund.

  VALUATION OF THE EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, SMALL COMPANY
    EQUITY, ASSET ALLOCATION, SMALL CAP VALUE AND GROWTH AND INCOME FUNDS

         The assets in the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds.

                   VALUATION OF THE INTERNATIONAL EQUITY FUND

         The International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

         Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                             HOW TO PURCHASE SHARES

                                  DISTRIBUTOR

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro Massachusetts 01752.

                                    GENERAL

         Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

         Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

         The Distributor has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the Distributor and Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail Shares of the Funds will be issued only in exchange for monetary consideration as described below.

                PURCHASE PROCEDURES -- CUSTOMERS OF INSTITUTIONS

         Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to its Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                    PURCHASE PROCEDURES -- DIRECT INVESTORS

         Purchases by Mail. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

         The Galaxy Fund
         P.O. Box 15108
         4400 Computer Drive
         Westboro, MA 01581-5180

         All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at 1-800-628-0414.

         Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be canceled.

         Purchases by Wire. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone the Distributor at 1-800-628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

         Fleet Bank of Massachusetts, N.A.
         75 State Street
         Boston, MA  02109
         ABA #0110-0013-8
         DDA #79673-5702
         Ref:  The Galaxy Fund
               Shareholder Name
               Shareholder Account Number

         Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling the Distributor at 1-800-628- 0414. Redemptions will not be processed until the application in proper form has been received by the Distributor. Direct Investors making subsequent investments by wire should follow the instructions above.

                           OTHER PURCHASE INFORMATION

         Investment Minimums. Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 ($250 for spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

         Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.

         Retail Shares of the International Equity Fund described in this Prospectus may be sold to clients, partners and employees of Wellington Management Company, the Sub-Adviser to the International Equity Fund.

         Effective Time of Purchases. A purchase order for Retail Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

                   APPLICABLE SALES CHARGE -- RETAIL A SHARES

         The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                                                  TOTAL SALES CHARGE               REALLOWANCE TO DEALERS
                                                            -------------------------------         --------------------
                                                            AS A % OF             AS A % OF               AS A % OF
                                                          OFFERING PRICE          NET ASSET            OFFERING PRICE
AMOUNT OF TRANSACTION                                       PER SHARE          VALUE PER SHARE            PER SHARE
--------------------                                       ------------         --------------      --------------------
Less than $50,000 . . . . . . . . . . . . . . . . .            3.75                  3.90                   3.75
$50,000 but less than $100,000  . . . . . . . . . .            3.50                  3.63                   3.50
$100,000 but less than $250,000 . . . . . . . . . .            3.00                  3.09                   3.00
$250,000 but less than $500,000 . . . . . . . . . .            2.50                  2.56                   2.50
$500,000 but less than $1,000,000 . . . . . . . . .            2.00                  2.04                   2.00
$1,000,000 but less than $3,000,000 . . . . . . . .            1.00                  1.01                   1.00
$3,000,000 and over . . . . . . . . . . . . . . . .            0.50                  0.50                   0.50

         Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

         The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

         At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts . Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

          In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

          * reinvestment of dividends and distributions;

          * IRA, SEP and Keogh Plan accounts;

          * purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

          * purchases by directors, officers and employees of the Funds' Distributor and of broker-dealers having agreements with the Funds' Distributor pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

          * investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

          * purchases by members of Galaxy's Board of Trustees;

          * purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates; and

          * any purchase of Retail A Shares pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

          Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your Institution.

         Rights of Accumulation. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         FDISG will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, FDISG, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined pur chases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds
or in Retail A Shares of another   portfolio of Galaxy within 90 days of the
redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

         Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

                  APPLICABLE SALES CHARGES -- RETAIL B SHARES

         The public offering price for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from the Distributor in connection with sales of Retail B Shares. These commissions may be different than the reallowances on placement fees paid to dealers in connection with sales of Retail A Shares. The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.



                                         CONTINGENT DEFERRED
                                            SALES CHARGE
                                         (AS A PERCENTAGE OF
     NUMBER OF YEARS                    DOLLAR AMOUNT SUBJECT
ELAPSED SINCE PURCHASE                    TO THE CHARGE)
---------------------                    -------------------
Less than one . . . . . . . . . . . . . . .      5.00%
More than one but less than two . . . . . .      4.00%
More than two but less than three . . . . .      3.00%
More than three but less than four  . . . .      3.00%
More than four but less than five . . . . .      2.00%
More than five but less than six  . . . . .      1.00%
After six . . . . . . . . . . . . . . . . .       None

         When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

         The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         Exemptions from the Contingent Deferred Sales Charge. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (vi) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is assessed on: (i) exchanges described under "Investor Programs -- Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

         Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts.") Retail A Shares of a Fund are subject to ongoing shareholder servicing fees at an annual rate of up to .30% of the Fund's average daily net assets attributable to its Retail A Shares.

         Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and income Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges -- Retail B Shares.") Retail B Shares of a Fund are subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

         Six years after purchase, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they are subject to the shareholder servicing fees borne by Retail A Shares.

         Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charges -- Retail B Shares") are also converted at the earlier of two dates -- six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

         Before purchasing Retail A Shares or Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the particiular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with reference to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

         Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

         As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or

Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Retail B Shares' distribution and shareholder servicing fees to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after purchase. In order to reduce such fees for
investors that hold Retail B Shares for more than six years,   Retail B Shares
will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES

                                    GENERAL

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Distributor. Proceeds from the redemptions of Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgement, an earlier payment could adversely affect a Fund.

               REDEMPTION PROCEDURES -- CUSTOMERS OF INSTITUTIONS

         Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

         Payments for redemption orders received by the Distributor on a Business Day will normally be wired on the fifth Business Day to the Institutions.

         Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                   REDEMPTION PROCEDURES -- DIRECT INVESTORS

         Redemption by Mail. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

         The Galaxy Fund
          P.O. Box 15108
          4400 Computer Drive
          Westboro, MA 01581-5180

         A written redemption request must (i) state the number and series of shares (i.e. Retail A or Retail B) to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. The Distributor will not accept guarantees from notaries public. The Distributor may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Distributor receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within five Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at 1-800-628-0413.

         Redemption by Telephone. Direct Investors may redeem Retail Shares by calling 1-800-628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

         Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing the Distributor by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. The Distributor charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by the Distributor. To request redemp tion of Retail Shares by wire, Direct Investors should call the Distributor at 1-800-628-0413.

         In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

         Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or the Distributor. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

         No redemption by a Direct Investor in any Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

         If any portion of the Retail Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until the Distributor is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

                          OTHER REDEMPTION INFORMATION

         Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

         Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation, and Growth and Income Funds for Retail B Shares of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

         No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

         The minimum initial investment to establish an account in another eligible Fund by exchange, except for the Institutional Treasury Money Market Fund, is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

         An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call FDISG at 1-800-628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other eligible Funds should request and review those Funds' prospectuses prior to making an exchange (call 1-800-628-0414 for a prospectus). Telephone all exchanges to 1-800-628-0413. See "How to Purchase and Redeem Shares -- Redemption Procedures -- Direct Investors -- Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

         Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

         Individual Retirement Accounts ("IRAs") (including "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 ($250 for a spousal account).

         Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         Multi-Employee Pension Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

         Keogh Plans, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

         Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase and Redeem Shares - Other Purchase Information." Detailed information concerning eligibility and other matters related to these plans and the form of application is available from Galaxy's Distributor (call 1-800-628-0413) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund (minimum of $50 per transaction) each month or each quarter. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

         The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within five Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. The maintenance of a Systematic Withdrawal Plan may also be disadvantageous for holders of Retail B Shares due to the effect of the contingent deferred sales charge.

                           PAYROLL DEDUCTION PROGRAM

         The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two or four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

         The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs -- Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares -- Other Redemption Information" above for further information.

         Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from the Distributor (call 1-800-628-0413).

                             DIRECT DEPOSIT PROGRAM

         Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

            GALAXY INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE

   The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

         The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

         For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

         Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

         Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

         Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Dividends on each Share of the Funds are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

         Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such Retail Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

         Each of the Funds qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

         The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Retail Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

         Distribution by a Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction.

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         If you are considering buying shares of a Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital to the shareholder, generally will be taxable to you.

         A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

         It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and shareholders would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information relating to the Fund, or
(b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income. Shareholders of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds should not expect to claim a foreign tax credit or deduction.

         The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                                STATE AND LOCAL

         Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Funds' respective Statements of Additional Information contain the names of and general background information concerning the Trustees.

                       INVESTMENT ADVISER AND SUB-ADVISER

         Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $84.8 billion at December 31, 1995. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to the International Equity Fund's Sub-Adviser as described below).

         The Equity Value Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978 and has been the Fund's portfolio manager since its inception.

         The Equity Growth Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessors since 1989 and has been the Fund's portfolio manager since its inception.

         The Equity Income Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.

         The International Equity Fund's portfolio managers, David von Hemert and the Global Equity Strategy Group of Wellington Management Company ("Wellington Management"), a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of Wellington Management, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hermert, a Senior Vice President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August, 1994. Mr. Skramstad has been with Wellington Management, the Fund's sub-adviser, since January, 1995. Prior to his association with Fleet, Mr. Skramstad was a principal with Scudder, Stevens & Clark.

         The Small Company Equity Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

         The Asset Allocation Fund's portfolio manager, Donald Jones, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988, has been the Fund's portfolio manager since May 1, 1995 and has managed Galaxy's New York Municipal Bond Fund since September 1994.

         The Small Cap Value Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Small Cap Value Fund since its inception in 1992. He joined Shawmut Bank in 1963 as an investment officer and was a Vice President in charge of Shawmut Bank's Small Cap Equity Management product since inception in 1982.

         The Growth and Income Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Growth and Income Fund since its inception in 1992. He was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. During the past six years he served as manager of Shawmut Bank's Growth and Income Equity Management Group.

         For the services provided and expenses assumed with respect to the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each of the Funds. For the services provided and expenses assumed with respect to the International Equity Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million. The fees for the

Funds are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

         Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1995, Fleet received advisory fees (after fee waivers) at the effective annual rates of 0.75%, 0.75%, 0.73%, 0.77%, 0.74% and 0.72% of the average daily net assets of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds, respectively.

         The Predecessor Small Cap Value and Predecessor Growth and Income Funds bore advisory fees during their most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., their former adviser, at the effective annual rates of .77% and .82%, respectively, of average daily net assets after fee waivers. Without fee waivers, each Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

         The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Wellington Management with principal offices at 75 State Street, Boston, Massachusetts 02109, as the Sub-Adviser to the International Equity Fund. Wellington Management is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1995, Wellington Management had discretionary management authority with respect to approximately $109.2 billion of assets. Wellington Management's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counselling clients since 1960.

         Under its sub-advisory agreement with Fleet, Wellington Management determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides the Investment Adviser with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with the Sub-Adviser in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by the Sub-Adviser for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and the Sub-Adviser with information concerning relevant economic and political developments.

         For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Wellington Management, computed daily and paid quarterly, at the annual rate of .50% of the first $50 million of the Fund's average daily net assets, plus .30% of the next $50 million of such assets, plus .20% of all net assets in excess of $100 million. For the fiscal year ended October 31, 1995, Wellington Management received sub-advisory fees at the effective rate of 0.38% of the International Equity Fund's average daily net assets.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per Retail Share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

                                 ADMINISTRATOR

         First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. FDISG is a wholly-owned subsidiary of First Data Corporation.

          FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets of the Portfolios and .08% of combined average daily net assets over $5 billion. In addition, FDISG also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, FDISG may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. For the fiscal year ended October 31, 1995, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds paid FDISG administration fees at the effective annual rate of 0.88% of each Fund's average daily net assets.

         The Predecessor Small Cap Value and Predecessor Growth and Income Funds bore administration fees during their most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, their prior administrator, at the effective annual rate of 0.10% of each such Predecessor Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C-Special Series 1 shares
(Retail A Shares) and Class C-Special Series 2 shares (Retail B Shares), each series representing interests in the Equity Value Fund; Class G-Series 1 shares (Trust Shares) and Class G-Series 2 shares (Retail A Shares), both series representing interests in the International Equity Fund; Class H-Series 1 shares (Trust Shares), Class H-Series 2 shares (Retail A Shares) and Class H-Series 3 shares (Retail B Shares), each series representing interests in the Equity Growth Fund; Class I-Series 1 shares (Trust Shares) and Class I-Series 2 shares (Retail A Shares), both series representing interests in the Equity Income Fund; Class K-Series 1 shares (Trust Shares), Class K-Series 2 shares (Retail A Shares) and Class K-Series 3 shares (Retail B Shares), each series representing interests in the Small Company Equity Fund; Class N-Series 1 shares (Trust Shares), Class N-Series 2 shares (Retail A Shares) and Class N-Series 3 shares (Retail B Shares), each series representing interests in the Asset Allocation Fund; Class U-Series 1 shares (Trust Shares), Class U-Series 2 shares (Retail A Shares) and Class U-Series 3 shares (Retail B Shares), each series representing interest in the Growth and Income Fund; and Class X-Series
1 shares (Trust Shares) and Class X-Series 2 shares (Retail A Shares), each series representing interests in the Small Cap Value Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Trust Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at 1-800-628-0414.

         Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Holders of Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds bear the fees that are paid under Galaxy's Distribution and Services Plan described below. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan pursuant to which it intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services will be provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by FDISG as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of Retail A Shares owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in Galaxy's Statements of Additional Information under "Shareholder Services Plan."

         Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds. Under the Distribution and Services Plan, Galaxy may pay (a) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

         Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of
 .65% of the average daily net assets attributable to each such Fund's outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .25%, respectively, of the average daily net assets attributable to the Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                  AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

          FDISG has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by FDISG for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to FDISG have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the International Equity Fund and Asset Allocation Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Funds' foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the applicable Statements of Additional Information. Communications to FDISG should be directed to FDISG at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    EXPENSES

         Except as noted below, Fleet and FDISG bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with FDISG); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance and yields of the Funds. The performance and yield data will be calculated separately for Trust Shares, Retail A Shares and Retail B Shares of the Funds.

         The standard yield is computed by dividing a Fund's average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and annualizing the result on a semi-annual basis. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Funds may also advertise their performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

         The Funds may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail A Shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

         Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaran-teed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Retail Shares of a Fund will not be included in calculations of yield and performance.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy, a particular Fund or a particular series of shares means, with respect to the approval of an investment advisory agreement, distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy, such Fund or such series of shares, or (b) 67% or more of the shares of Galaxy, such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of Galaxy, such Fund or such series of shares are represented at the meeting in person or by proxy.

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENTS OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                          ---------------------------

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . .       1
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . .       3
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . .       5
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . .      14
  Equity Value Fund . . . . . . . . . . . . . . . . . . . . .      14
  Equity Growth Fund  . . . . . . . . . . . . . . . . . . . .      14
  Equity Income Fund  . . . . . . . . . . . . . . . . . . . .      15
  International Equity Fund . . . . . . . . . . . . . . . . .      15
  Small Company Equity Fund . . . . . . . . . . . . . . . . .      16
  Asset Allocation Fund . . . . . . . . . . . . . . . . . . .      16
  Small Cap Value Fund  . . . . . . . . . . . . . . . . . . .      17
  Growth and Income Fund  . . . . . . . . . . . . . . . . . .      17
  Special Risk Considerations . . . . . . . . . . . . . . . .      18
  Other Investment Policies and
    Risk Considerations . . . . . . . . . . . . . . . . . . .      18
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . .      25
PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . .      26
HOW TO PURCHASE SHARES. . . . . . . . . . . . . . . . . . . .      27
  Distributor . . . . . . . . . . . . . . . . . . . . . . . .      27
  General . . . . . . . . . . . . . . . . . . . . . . . . . .      27
  Purchase Procedures--Customers of
    Institutions  . . . . . . . . . . . . . . . . . . . . . .      27
  Purchase Procedures--Direct Investors . . . . . . . . . . .      27
  Other Purchase Information  . . . . . . . . . . . . . . . .      28
  Applicable Sales Charge--Retail A Shares  . . . . . . . . .      28
  Quantity Discounts  . . . . . . . . . . . . . . . . . . . .      29
  Applicable Sales Charges--Retail B Shares . . . . . . . . .      30
  Characteristics of Retail A Shares and
    Retail B Shares . . . . . . . . . . . . . . . . . . . . .      31
  Factors to Consider When Selecting Retail A
    Shares or Retail B Shares . . . . . . . . . . . . . . . .      31
HOW TO REDEEM SHARES  . . . . . . . . . . . . . . . . . . . .      32
  General . . . . . . . . . . . . . . . . . . . . . . . . . .      32
  Redemption Procedures--Customers of
    Institutions  . . . . . . . . . . . . . . . . . . . . . .      32
  Redemption Procedures--Direct Investors . . . . . . . . . .      32
  Other Redemption Information  . . . . . . . . . . . . . . .      33
INVESTOR PROGRAMS . . . . . . . . . . . . . . . . . . . . . .      33
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . .      33
  Retirement Plans  . . . . . . . . . . . . . . . . . . . . .      34
  Automatic Investment Program
    and Systematic Withdrawal Plan  . . . . . . . . . . . . .      34
  Payroll Deduction Program . . . . . . . . . . . . . . . . .      35
  College Investment Program  . . . . . . . . . . . . . . . .      35
  Direct Deposit Program  . . . . . . . . . . . . . . . . . .      35
INFORMATION SERVICES  . . . . . . . . . . . . . . . . . . . .      35
  Galaxy Information Center--24 Hour
    Information Service . . . . . . . . . . . . . . . . . . .      35
  Voice Response System . . . . . . . . . . . . . . . . . . .      35
  Galaxy Shareholder Services . . . . . . . . . . . . . . . .      35
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . .      36
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .      36
  Federal . . . . . . . . . . . . . . . . . . . . . . . . . .      36
  State and Local . . . . . . . . . . . . . . . . . . . . . .      36
MANGAEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . .      37
  Investment Adviser and Sub Adviser  . . . . . . . . . . . .      37
  Authority to Act as Investment Adviser  . . . . . . . . . .      38
  Administrator . . . . . . . . . . . . . . . . . . . . . . .      38
DESCRIPTION OF GALAXY AND ITS SHARES  . . . . . . . . . . . .      39
  Shareholder Services Plan . . . . . . . . . . . . . . . . .      39
  Distribution and Services Plan  . . . . . . . . . . . . . .      40
  Affiliate Agreement for Sub-Account Services  . . . . . . .      40
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . .      41
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . .      41
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . .      41
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .      42



                                    [LOGO]

                              50% Recycled Paper
                            10% Post-Consumer Waste

                                 THE GALAXY FUND

                       Statement of Additional Information




                               Equity Value Fund

                              Equity Growth Fund

                              Equity Income Fund

                          International Equity Fund

                          Small Company Equity Fund

                           Asset Allocation Fund

                           February 29,  1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds dated February 29, 1996 of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414.

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
THE GALAXY FUND                                                          1
INVESTMENT OBJECTIVES AND POLICIES                                       1
       Variable and Floating Rate Obligations                            1
       Bank Obligations                                                  1
       Asset-Backed Securities                                           1
       Repurchase Agreements; Reverse Repurchase Agreements;
         Loans of Portfolio Securities                                   2
       U.S. Government Securities                                        3
       Derivative Securities                                             3
              Option Writing                                             3
              Options on Foreign Stock Indexes -- International
                Equity Fund                                              5
              Foreign Currency Exchange Transactions                     5
       Additional Investment Limitations                                 6
 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          8
DESCRIPTION OF SHARES                                                   10
ADDITIONAL INFORMATION CONCERNING TAXES                                 13
       In General                                                       13
        Taxation of Certain Financial Instruments                       17
       State Taxation                                                   19
TRUSTEES AND OFFICERS                                                   19
       Shareholder and Trustee Liability                                23
ADVISORY, SUB-ADVISORY, ADMINISTRATION,
  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS                              24
       Custodian and Transfer Agent                                     28
PORTFOLIO TRANSACTIONS                                                  28
SHAREHOLDER SERVICES PLAN                                               30
DISTRIBUTION AND SERVICES PLAN                                          32
EXPENSES                                                                34
DISTRIBUTOR                                                             34
AUDITORS                                                                34
COUNSEL                                                                 35
PERFORMANCE AND YIELD INFORMATION                                       35
 MISCELLANEOUS                                                          39
 FINANCIAL STATEMENTS                                                   39
 APPENDIX A                                                            A-1


                                   THE GALAXY FUND

  The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-four investment portfolios.

  This Statement of Additional Information relates to six of those investment portfolios: the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund and Asset Allocation Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses.


                      INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

  The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in their Prospectuses. If such an instrument is not rated, the investment adviser to the Funds (Fleet Investment Advisors Inc. ("Fleet" or the "Investment Adviser")) must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

 BANK OBLIGATIONS

   Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase. Investments by the International Equity Fund in time deposits with maturities longer than seven days are limited to no more than 10% of the Fund's total assets.

ASSET-BACKED SECURITIES

  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

   The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

   The Funds may enter into repurchase agreements. The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   The Funds may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

  Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

 DERIVATIVE SECURITIES

  OPTION WRITING

  The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

   A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet or, with respect to the International Equity Fund, Wellington Management Company ("Wellington Management" or the "Sub-Adviser") believe that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

  OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND

  The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

  When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will maintain the account while the option is open.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS

   Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the
 Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


ADDITIONAL INVESTMENT LIMITATIONS

  In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

  Each Fund may not:

1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that the Funds, with the exception of the Equity Value Fund, may purchase put and call options to the extent permitted by their investment objectives and policies.

6.  Invest in companies for the purpose of exercising management or control.

7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act.

  The investment restrictions described below are not fundamental policies of Galaxy and may be changed by Galaxy's Board of Trustees. These non-fundamental investment policies require that:

  (A) covered call options written by the Funds will not exceed (at the time when written) 25% of the net (rather than total) assets of the Fund. See Investment Limitation No. 5 above;

  (B) the Funds may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; and

  (C) the Funds may not invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets or if, as a result, more than 2% of a Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

  In order to permit the sale of Fund shares in certain states, Galaxy may make other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares of the Funds are sold on a continuous basis by 440 Financial Distributors, Inc. (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the respective Prospectuses, Retail A Shares of the Funds and Retail B Shares of the Equity Value, Equity Growth, Asset Allocation and Small Company Equity
Funds ("CDSC Funds") are sold to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc. (collectively the "Fleet Group"), its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, Retail A Shares of the Funds and Retail B Shares of the CDSC Funds may also be sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). In addition, Trust Shares in the Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc. and to participants in employer-sponsored deferred contribution plans. Shares of the International Equity Fund are also available for purchase by officers, directors, or employees of the Institutions described above and by clients, partners and employees of the Sub-Adviser.

  Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. Retail B Shares of the CDSC Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable prospectuses.

  Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the applicable Prospectus. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1995, is as follows:

                                 Equity Value      Equity Growth
                                     Fund               Fund
Net Assets                        $96,554,645        $98,910,921
Outstanding Shares                  6,739,100          5,720,754

Net Asset Value Per  Share            $14.33             $17.29

Sales Charge (3.75% of
the offering price)                     $0.56              $0.67

Offering to Public                     $14.89             $17.96

                                      Equity       International
                                   Income Fund      Equity Fund
Net Assets                         $81,801,730       $30,104,247
Outstanding Shares                   5,459,241         2,330,961

Net Asset Value Per  Share             $14.98            $12.92

Sales Charge (3.75% of
the offering price)                      $0.58             $0.50

Offering to Public                      $15.56            $13.42

                                Small Company               Asset
                                  Equity Fund     Allocation Fund
Net Assets                        $45,667,587         $76,367,475
Outstanding Shares                  2,805,047           5,954,778

Net Asset Value Per  Share          $16.28               $12.82

Sales Charge (3.75% of
the offering price)                   $0.63                $0.50

Offering to Public                   $16.91               $13.32

   If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

  Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

  Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                              DESCRIPTION OF SHARES

  Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each representing interests in one of twenty-four separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Treasury Money Market Fund, Equity Value

Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the CDSC Funds) are offered under separate Prospectuses to different categories of investors.

  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to the Distributor and to Service Organizations under the Distribution and Services Plan.

  Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless if it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate, and not by class or series, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

  Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

  Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

  The following summarizes certain additional tax considerations generally affecting the Funds of Galaxy and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

  Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on municipal securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year (the "90% distribution requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from
                                       -13-
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "90% gross income test"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

  A Fund will not be treated for a taxable year as a regulated investment company under the Code if 30% or more of the Fund's gross income for such year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Although proposed legislation would repeal the 30% test, it is unclear if or when such legislation would become effective. With respect to covered call options, if the call is exercised by the holder, the premium and the price received upon exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described below under "Taxation of Certain Financial Instruments," the Internal Revenue Service (the "Service") has ruled in private letter rulings issued to other registered investment companies that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months time has elapsed between the date the contract, option or instrument is acquired and the termination date. Although a private letter ruling is binding on the Service only with respect to the taxpayer receiving the ruling, it is anticipated that the Service would take the same position with respect to the Funds. Increases and decreases in the value of a Fund's forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

  A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

  Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000, and an effective marginal rate of 38% applies in the case of corporations having taxable income between $15,000,000 and $18,333,333).

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."



  Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) to deduct such portion from their U.S taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

  Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

                    TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

  Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the 90% distribution requirement, on the income or gain qualifying under the 90% gross income test and on their ability to comply with the 30% test described above.

  Generally,  certain foreign currency contracts entered into by the  Funds
(as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also are applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, a Fund may make an election that will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including "the 40%-60% rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

  A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

  Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency- related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

  The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

  Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                             TRUSTEES AND OFFICERS

  The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                           Positions               Principal Occupation
                           with The                During Past 5 Years
Name and Address           Galaxy Fund             and Other Affiliations
----------------           -----------             -----------------------
Dwight E. Vicks, Jr.      Chairman & Trustee       President & Director,
Vicks Lithograph &                                 Vicks Lithograph &
  Printing Corporation                             Printing Corporation (book
Commercial Drive                                   manufacturing and commercial
P.O. Box 270                                       printing); Director, Utica
Yorkville, NY 13495                                Fire Insurance Company;
Age 61                                             Trustee, Savings Bank
                                                   of Utica; Director, Monitor
                                                   Life Insurance Company;
                                                   Director, Commercial
                                                   Travelers Mutual Insurance
                                                   Company; Trustee, The Galaxy
                                                   VIP Fund; Trustee, Galaxy
                                                   Fund II.

John T. O'Neill 1         President, Treasurer     Executive Vice President and
Hasbro, Inc.              & Trustee                CFO, Hasbro, Inc. (toy and
200 Narragansett                                   game manufacturer), since
  Park Drive                                       1987; Trustee, The Galaxy
Pawtucket, RI 02862                                VIP Fund; Managing Partner,
Age 54                                             KPMG Peat Marwick
                                                   (accounting firm), 1986;
                                                   (Trustee, Galaxy Fund II.

Louis DeThomasis          Trustee                  President, Saint Mary's
Saint Mary's College                               College of Minnesota;
  of Minnesota                                     Director, Bright Day
Winona, MN 55987                                   Travel, Inc.; Trustee,
Age 54                                             Religious Communities
                                                   Trust; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II.

                           Positions               Principal Occupation
                           with The                During Past 5 Years
Name and Address           Galaxy Fund             and Other Affiliations
----------------           -----------             -----------------------
Donald B. Miller           Trustee                 Chairman, Horizon Media,
10725 Quail Covey Road                             Inc. (broadcast services);
Boynton Beach, FL 33436                            Director/Trustee, Lexington
Age 69                                             Funds; President and CEO,
                                                   Media General Broadcast
                                                   Services, Inc. (1986 to
                                                   1989); Chairman, Executive
                                                   Committee, Compton
                                                   International, Inc.
                                                   (advertising agency);
                                                   Trustee, Keuka College;
                                                   Trustee, The Galaxy VIP
                                                   Fund; Trustee, Galaxy Fund
                                                   II.

James M. Seed             Trustee                  Chairman and President,
The Astra Ventures, Inc.                           The Astra Projects,
One Citizens Plaza                                 Incorporated (land
Providence, RI 02903                               development); President,
Age 54                                             The Astra Ventures,
                                                   Incorporated (previously,
                                                   Buffinton Box Company -
                                                   manufacturer of cardboard
                                                   boxes); Commissioner, Rhode
                                                   Island Investment
                                                   Commission; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II

Bradford S. Wellman 1    Trustee                   Private Investor;
2468 Ohio Street                                   President, Ames &
Bangor, ME  04401                                  Wellman, from 1978 to
Age 64                                             1991; President, Pingree
                                                   Associates, Inc., from 1974
                                                   until 1990; Director, Essex
                                                   County Gas Company, until
                                                   January 1994; Director, Maine
                                                   Mutual Fire Insurance Co.;
                                                   Member, Maine Finance
                                                   Authority; Trustee, The
                                                   Galaxy VIP Fund; Trustee,
                                                   Galaxy Fund II.


                           Positions               Principal Occupation
                           with The                During Past 5 Years
Name and Address           Galaxy Fund             and Other Affiliations
----------------           -----------             -----------------------
W. Bruce McConnel, III     Secretary               Partner of the law
Philadelphia National                              firm Drinker Biddle
  Bank Building                                    & Reath, Philadelphia,
Broad & Chestnut Sts.                              Pennsylvania.
Philadelphia, PA 19107
Age 52



Neil Forrest               Vice                   First Data Investor Services
 Services Group, Inc.      President              Group, Inc. (1992 to
 4400 Computer Drive      and Assistant          present);
 Westboro, MA             Treasurer              Manufacturers and Traders
01581-5108                                        Trust Co. (1990-1992).
 Age 35

Louis Russo
 First Data Investor     Assistant               Vice President,  First
 Services Group, Inc.     Treasurer               Data Investor Services
 4400 Computer Drive                             Group, Inc. since 1990;
 Westboro, MA                                    Director, Funds
01581-5108                                        Accounting, Fidelity
 Age 43                                          Investments from 1988 to
                                                  1990.


-------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

  Each trustee receives an annual aggregate fee of $23,000 for his services as a trustee to Galaxy , The Galaxy VIP Fund and Galaxy Fund II, plus an additional $1,500 for each in-person Galaxy Board meeting and $750 for each Galaxy Fund II Board meeting attended and is reimbursed for expenses incurred in attending meetings. Each trustee of Galaxy and The Galaxy VIP Fund receives $500 for each telephone Board meeting attended. The Chairman of the Boards of Galaxy and The Galaxy VIP Fund are entitled to an additional annual aggregate fee in the amount of $3,000, and the President and Treasurer of Galaxy and The Galaxy VIP Fund is entitled to an additional annual aggregate fee of $2,000 for their services in these respective capacities. Beginning March 1, 1996, each trustee is also entitled to participate in the Galaxy, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the Plans ). The Plans, which are substantially identical, provide that a trustee may defer all or a portion of the compensation earned from each of the Trusts to a deferred compensation account. Monies in the deferred compensation account will be invested according to investment options selected by the trustee. No employee of First Data Investor Services Group, Inc. , (formerly, known as The Shareholder Services Group, Inc. d/b/a/ 440 Financial) ("FDISG") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, or of the Sub-Adviser, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

  The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

                                                 Pension or
                                                 Retirement             Total
                                                   Benefits      Compensation
                                                 Accrued as       from Galaxy
                                Aggregate           Part of          and Fund
Name of                      Compensation              Fund      Complex*Paid
Person/Position               from Galaxy          Expenses       to Trustees
---------------             -------------       -----------     -------------

Bradford S. Wellman               $19,500              None           $27,500
Trustee

Dwight E. Vicks, Jr.              $22,900              None           $31,650
Chairman & Trustee

Donald B. Miller                  $19,500              None           $27,500
Trustee

Rev. Louis DeThomasis             $19,500              None           $27,500
Trustee

John T. O'Neil                    $21,750              None           $30,125
President, Treasurer &
Trustee

James M. Seed                     $19,500              None           $27,500
Trustee

-------------

* The "Fund Complex" consists of The Galaxy Fund, Galaxy VIP Fund and Galaxy Fund II.

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

  The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

  With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.







                          ADVISORY, SUB-ADVISORY, ADMINISTRATION,
                         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

  Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

  For the services provided and expenses assumed by Fleet, Galaxy paid Fleet for the fiscal years ended October 31, 1993, October 31, 1994 and October 31,
1995 advisory fees of  $1,154,923, $1,570,179 and $1,797,623, respectively, with respect to the Equity Value Fund; and $2,490,033, $3,192,753 and $3,406,615, respectively, with respect to the Equity Growth Fund. For the fiscal years ended October 31, 1994 and October 31, 1995, Fleet reimbursed advisory fees of $5,146 and $2,347, respectively, with respect to the Equity Value Fund; and $3,877 and $9,296, respectively, with respect to the Equity Growth Fund.

  For the fiscal years ended October 31,  1993, October 31, 1994 and October
31, 1995, Galaxy paid Fleet advisory fees (net of waivers and/or reimbursements) of $491,504, $1,008,936 and $1,097,887, respectively, with respect to the Equity Income Fund. For the fiscal year ended October 31, 1993 , Fleet waived advisory fees of $43,784 with respect to the Equity Income Fund and for the fiscal years ended October 31, 1994 and October 31, 1995, Fleet reimbursed advisory fees of $6,173 and $24,627, respectively, with respect to the Equity Income Fund.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, Fleet received advisory fees (net of waivers and/or reimbursements) of $257,288, $585,753 and $807,983, respectively, with respect to the Small Company Equity Fund; and $293,324, $978,630 and $982,310, respectively, with respect to the Asset Allocation Fund. For the fiscal year ended October 31, 1993, Fleet waived advisory fees of $45,826 with respect to the Asset Allocation Fund; and for the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, Fleet reimbursed advisory fees of $14,168, $7,017 and $11,087, respectively, with respect to the Small Company Equity Fund; and $4,413, $6,171 and $37,161, respectively, with respect to the Asset Allocation Fund.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, Fleet received advisory fees (net of waivers and/or reimbursements) of $137,209, $658,583 and $850,924, respectively, with respect to the International Equity Fund. During the same periods, Fleet waived advisory fees of $86,928, $232,756 and $291,265, respectively, with respect to the International Equity Fund. For the fiscal years ended October 31, 1993 and October 31, 1994, Fleet reimbursed advisory fees of $8,434 and $3,042, respectively, with respect to the International Equity Fund.

  The advisory agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1996, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of

Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

   Fleet Trust Company, an affiliate of the Investment Adviser, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Trust Company and FDISG, Fleet Trust Company will be paid $21.00 per year for each defined contribution plan participant account. As of October 31, 1995, there were approximately 49,321 defined contribution plan participant sub-accounts invested in Trust Shares; thus it is expected that Fleet Trust Company will receive annually approximately $1,035,741 million for sub-account services. FDISG bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to FDISG for transfer agency services.

  Wellington Management, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as Sub-Adviser to the International Equity Fund. Wellington Management is a professional investment counselling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1995, Wellington Management had discretionary management authority with respect to approximately $109.2 billion of assets. The Sub- Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

  Under its sub-advisory agreement with Fleet, Wellington Management determines which securities and other investments will be purchased, retained or sold for the International Equity Fund; places orders for the Fund; manages the Fund's overall cash position; and provides the Investment Adviser with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with the Sub-Adviser in connection with the International Equity Fund's continuous investment program; approves lists of foreign countries recommended by the Sub-Adviser for investment; reviews the Fund's investment policies and restrictions and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Sub-Adviser with information concerning relevant economic and political developments. Wellington Management will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by the Investment Adviser or Board of Trustees upon sixty days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, Wellington Management received sub-advisory fees of $101,118, $350,844 and $423,376, with respect to the International Equity Fund.

   First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("FDISG") serves as Galaxy's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the Securities and Exchange Commission, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

  Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, 440 Financial, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, FDISG received administration fees of $116,305, $176,963 and $210,049, respectively, with respect to the Equity Value Fund; $253,935, $357,466 and $398,623, respectively, with respect to the Equity Growth Fund;
 $56,602, $116,740 and $130,993, respectively, with respect to the Equity Income Fund; $15,460, $71,393 and $97,015, respectively, with respect to the International Equity Fund; $27,580, $66,941 and $95,582, respectively, with respect to the Small Company Equity Fund; and $35,350, $110,982 and $118,968, respectively, with respect to the Asset Allocation Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

   FDISG also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

PORTFOLIO TRANSACTIONS

   The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from
and sold to dealers include a dealer's mark-up or mark-down.   Transactions in
equity securities on U.S. stock exchanges for the Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

  For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Equity Value Fund paid brokerage commissions aggregating $258,628, $492,387 and $588,613, respectively; the Equity Growth Fund paid brokerage commissions aggregating $176,092, $151,586 and $192,433, respectively; the Equity Income Fund paid brokerage commissions of $88,213, $158,677 and $108,082, respectively; the Asset Allocation Fund paid brokerage commissions aggregating $72,345, $101,007 and $101,436, respectively; the Small Company Equity Fund paid brokerage commissions aggregating $38,869 , $107,265 and $109,014, respectively; and the International Equity Fund paid brokerage commissions aggregating $130,374, $424,413 and $341,377, respectively.

  The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet or Wellington Management will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet or Wellington Management may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

  Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, the Investment Adviser, Wellington Management, FDISG, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

  Galaxy is required to identify any securities of its "regular brokers or dealers" that the Company has acquired during its most recent fiscal year. At October 31, 1995, (a) the Equity Value Fund had entered into a repurchase transaction with Chase Securities,

Inc. in the amount of $35,269,896 to be repurchased on November 1, 1995 at $35,275,530; (b) the Equity Growth Fund had entered into a repurchase transaction with Chase Securities, Inc. in the amount of $82,007,104 to be repurchased on November 1, 1995 at $82,020,202; (c) the Equity Income Fund had entered into a repurchase transaction with Chase Securities, Inc. in the amount of $20,502,040 to be repurchased on November 1, 1995 at $20,505,315;
(d) the International Equity Fund had entered into a repurchase transaction with Lehman Brothers, Inc. in the amount of $7,683,000 to be repurchased on
November 1, 1995 at $7,684,251; (e) the Small Company Equity Fund had entered into a repurchase transaction with Chase Securities, Inc. in the amount of $8,211,404 to be repurchased on November 1, 1995 at $8,212,716; and (f) the Asset Allocation Fund had entered into a repurchase transaction with Chase Securities, Inc. in the amount of $13,893,939 to be repurchased on November 1, 1995 at $13,896,159. At October 31, 1995, the Equity Value Fund held common stock of Merrill Lynch & Co. in the amount of $2,136,750; and the Equity
Income Fund held common stock of Chase Manhattan Corp. in the amount of $1,140,000. Chase Manhattan Bank, N.A., the parent of Chase Securities, Inc., Lehman Brothers, Inc. and Merrill Lynch, Pierce, Fenner & Smith are considered "regular brokers or dealers" of Galaxy.

  Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet or Wellington Management. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Wellington Management believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Wellington Management may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.


                           SHAREHOLDER SERVICES PLAN
  As stated in the Prospectuses for each Fund except the Institutional Treasury Money Market Fund, Galaxy may enter into agreements ("Shareholder Services Agreements") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for providing certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1995, Galaxy had entered into Shareholder Services Agreements only with Fleet Bank.

  Each Shareholder Services Agreement between Galaxy and a Service Organization relating to the Plan described above requires that, with respect to those Funds which declare divedends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

  For the one-month period ended October 31, 1994 (date of implementation of the Shareholder Services Plan), payments to Service Organizations totaled $18,507, $17,565, $15,985, $8,151, $7,152 and $18,946 with respect to Retail A Shares of the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund and Asset Allocation Fund, respectively.

  For the fiscal year ended October 31, 1995, payments to Service Organizations totaled $245,304, $237,326, $203,471, $93,434, $102,102 and $205,546 with respect to Retail A Shares of the Equity Value, Equity Growth, Equity Income, International

Equity, Small Company Equity and Asset Allocation Funds, respectively.

  Galaxy's Shareholder Services Agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund other than the Institutional Treasury Money Market Fund. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Shareholder Services Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's Trustees, including a majority of the Trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

  The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                          DISTRIBUTION AND SERVICES PLAN

  Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds. This Plan is described in the applicable Prospectus.

  Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Funds' outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

  Payments for distribution expenses under the Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

   Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Retail B Shares. The Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

  As long as the Plan is in effect, the nomination of the Trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the non-interested Trustees.

                                     EXPENSES

  If expenses borne by any Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Fleet and FDISG will reimburse Galaxy for any such excess in proportion to the fees payable to them with respect to each portfolio to the extent required by such regulations and up to the amount of the fees payable to them, provided, however, that to the extent required by such state regulations, Fleet and FDISG have agreed to effect such reimbursement regardless of the amount of fees payable to them. Any such reimbursement would be made no less frequently than the payment of fees to each organization. The most restrictive expense limitation currently in effect is:
2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an investment company. Such reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. The fees which the Service Organizations may charge to customers for services provided in connection with their investments in Galaxy are not covered by the state securities expense limitations described above.

                                  DISTRIBUTOR

  440 Financial Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as Galaxy's Distributor. On March 31, 1995, FDISG acquired all of the issued and outstanding stock of the Distributor. Prior to that time, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

  Unless otherwise terminated, the Distribution Agreement among Galaxy, the Distributor and its parent, FDISG, remains in effect until February 28, 1997, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                    AUDITORS

  Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in their

Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by Coopers & Lybrand L.L.P. for the periods included in their report thereon which appears therein.


                                     COUNSEL

  Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                         PERFORMANCE AND YIELD INFORMATION

   The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                        a - b
                          YIELD = 2[( - - - - +1 )6 - 1]
                                         cd

Where:  a =  dividends and interest earned by a Fund during the period;

        b =  expenses accrued for the period (net of reimbursements);

        c = average daily number of shares outstanding during the period, entitled to receive dividends; and

        d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

   With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.



  Based on the foregoing calculation,  the standard yields for Retail  A
Shares of the Equity Growth, Equity Value, Equity Income, Small Company Equity, Asset Allocation and International Equity Funds for the 30-day period ended October 31, 1995 were (0.12%), 0.08%, 0.31%, (1.22%), 0.69% and (5.92%), respectively.

  Based on the foregoing calculation, the standard yields for Trust Shares of the Equity Growth, Equity Value, Equity Income, Small Company Equity, Asset Allocation and International Equity Funds for the 30-day period ended October 31, 1995 were 0.29%, 0.52%, 0.81%, (0.82%), 0.92% and 0.15%, respectively.

  Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    ERV  l/n
                             T = [(-----) - 1]
                                     P

      Where:  T =  average annual total return;

            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

              P =  hypothetical initial payment of $1,000; and

              n =  period covered by the computation, expressed in years.

  Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return =  [(-----) - l]
                              P

  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

  Aggregate total return for Retail A Shares of the Equity Value Fund for the period September 1, 1988 (inception) to October 31, 1995 was 128.03%. From September 1, 1988 (inception) to October 31, 1995, average annual total returns for Retail A Shares of the Equity Value Fund was 12.19%. For the one-year and five-year periods ending October 31, 1995, the average annual total returns for Retail A Shares of the Equity Value Fund were 20.81% and 16.20%, respectively.

  Aggregate total returns for Retail A Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to October 31, 1995 were 87.55% and 78.49%, respectively. From December 14, 1990 (inception) to October 31, 1995, average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 13.64% and 12.51%, respectively. For the one-year period ending October 31, 1995, the average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 24.54% and 22.23%, respectively.

  Aggregate total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds from December 30, 1991 (inception) to October 31, 1995 were 66.21%, 39.77% and 32.08%, respectively. From December 30, 1991 (inception) to October 31, 1995, average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 14.17%, 9.13% and 7.53%, respectively. For the one-year period ending October 31, 1995, the average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 34.01%, 23.42% and (0.64%), respectively.

  Aggregate total return for Trust Shares of the Equity Value Fund for the period September 1, 1988 (inception) to October 31, 1995 was 129.15%. From September 1, 1988 (inception) to October 31, 1995, average annual total return for Trust Shares of the Equity Value Fund was 12.27%. For the one-year and five-year periods ending October 31, 1995, the average annual total return for Trust Shares of the Equity Value Fund were 21.31% and 16.31%, respectively.

  Aggregate total returns for Trust Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to October 31, 1995 were 88.49% and 79.48%, respectively. From December 14, 1990 (inception) to October 31, 1995, average annual total returns for Trust Shares of the Equity Growth and Equity Income Funds were 13.76% and 12.63%, respectively. For the one-year period ending October 31, 1995, the average annual total returns for Trust Shares of the Equity Growth and Equity Income Funds were 25.08% and
22.81%, respectively.

   Aggregate total returns for Trust Shares of the Small Company Equity, Asset Allocation and International Equity Funds from December 30, 1991 (inception) to October 31, 1995 were 67.23%, 40.19% and 32.91%, respectively. From December 30, 1991 (inception) to October 31, 1995, average annual total returns for Trust Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 14.36%, 9.21% and 7.70%, respectively. For the one-year period ending October 31, 1995, the average annual total returns for Trust Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 34.73%, 23.68% and (0.02%), respectively.

                                MISCELLANEOUS

  As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail Shares of each of Galaxy s investment portfolios were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, East Main, R.R. 25 Enterprise Center, Middletown, Rhode Island 02842 (15.10%); Joseph Dimenna, 1049 Fifth Avenue, Apartment P3, New York, New York 10028 (11.24%); Massachusetts Municipal Money Market Fund -- Clement McIver, Jr., c/o Methods Machine Tool, 65 Union Avenue, Sudbury, Massachussetts 01776 (5.00%); Olsen & Company, Attention: Corporate Actions of - 0503, One Federal Street, Boston, Massachusetts 02110-2003 (45.38%); Shawmut Bank, National Association, Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street - MSN 294, Hartford, Connecticut 06120 (7.37%); and Connecticut Municipal Money Market Fund -- Shawmut Bank, National Association, Attention: Maureen Sanborn - Massachusetts Deposit Balancing, 150 Windsor Street - MSN 294, Hartford, Connecticut 06120 (57.55%); Olsen & Company, Attention: Corporate Actions of - 0530, One Federal Street, Boston, Massachusetts 02110 (26.89%); Short-Term Bond Fund -- Womat Leasing, MSN 217, Attention: Mark Roberts, One Corporate Center, Hartford, Connecticut 06103-3220 (10.15%); Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attention: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (43.60%); James R. McCulloch, c/o MICROFIBRE, P.O. Box 1208, Pawtucket, Rhode Island 02860 (8.01%);

  As of February 5, 1996, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy s investment portfolios were as follows: Equity Value Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (7.15%); Equity Growth Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (16.97%); International Equity Fund -- Fleet Financial Group Inc., FFG Retirement & Pension Equity, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.41%); Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (6.80%); Asset Allocation Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Rhode Island 02903 (32.49%); Edward & Angels 401K, 2700 Hospital Trust Tower, Providence, Rhode Island 02903 (12.15%); and Small Company Equity Fund -- Fleet Financial Group Inc., Fleet Savings Plus Plan, 50 Kennedy Plaza, Providence, Rhode Island 02903 (15.45%); BNE Unified Retirement Trust, Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (8.26%); Money Market Fund -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (5.49%); Tax-Exempt Fund -- Fleet Bank, Rhode Island, Custodian for A Banko Inv., Attention: Ann Celander, 100 Westminster Street, Providence, Rhode Island 02903 (5.53%); Government Fund -- Brown University Non-Exp Fund RISLA A-Bill, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (13.11%); U.S. Treasury Fund -- Fleet National Bank of Massachusettes, Schmid, Inc., Debtor in Possession, c/o Robin Boweman, One Federal Street, Boston, Massachusetts, 02211 (6.35%); BIC Corporation Investment Management Accountant, Robert McDonald, BIC Corporation Investment Management Account, Attention:
Robert McDonald, 500 BIC Drive Milford, Connecticut 06460 (5.54%); and Institutional Treasury Money Market Fund -- CAI Wireless Systems II, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (21.80%); AMS Escrow Account, Nortek Inc., Attention: Julia Quinn, c/o 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.19%); Massachusetts Municipal Money Market Fund -- Shawmut Bank, Connecticut, National Association, Co-Trustee Francelia Corbett, c/o Peter Vannie, Shawmut Bank, Connecticut, National Association, Hartford, Connecticut 06155 (7.88%); Growth and Income Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund - EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608 (8.91%); Fleet Financial Group, Inc., Employees Thrift Plan c/o Kenneth Weissman, 777 Main Street, Hartford, Connecticut 06115 (19.13%); and Small Cap Value -- Fleet Financial Group, Inc., Employees Thrift Plan, c/o Kenneth Weissman, Shawmut National Corporation, 777 Main Street, Hartford, Connecticut 06115 (16.11%); Shawmut Bank, National Association, Rogers Corporation as Trustee, Attention: James Delucia, Shawmut Bank, Connecticut, 157 Church Street, P.O. Box 1909, New Haven, Connecticut 06509 (5.75%); and Shawmut Bank, Connecticut, as Trustee, SNC Employees Retirement Plan, c/o Thomas Botticelli, Shawmut Bank, Connecticut, 777 Main Street, Hartford, Connecticut 06115-2001 (31.61%); High Quality Bond Fund -- Fleet Saving Plus Plan, Fleet Financial Group Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903 (14.41%); Corporate Bond Fund -- Shawmut Bank, National Association as Trustee, Balanced Fund -- EB c/o Doris Cote, 446 Main Street, Worcester, Massachusetts 01608 (9.23%); BNE Unified Retirement Trust, Attention: Ben Branch, Trustee, 21 Merchants Road, 4th Floor, Boston, Massachusetts 02109 (18.82%); Connecticut Municipal Bond Fund -- Shawmut Bank, Connecticut, as Agent for Florence Roberts, c/o Anna Maria Simonelli, 777 Main Street, Hartford, Connecticut 06115-2001 (7.96%); Robert M. Ross, Jr. c/o, Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.13%); Ruthan Wein, 18 Timberland Drive, Farmington, Connecticut 06032 (7.83%); Massachusetts Municipal Bond Fund -- Joseph S. Teller, 8 Kilsyth Terrace, #21, Brighton, Massachusetts 02146 (6.02%); Phillip
H. Tobey, c/o Fleet Bank, 50 Kennedy Plaza, Providence, Rhode Island 02903 (5.18%); Rhode Island Municipal Bond -- Vera J. Clark, 175 East Avenue, Westerly, Rhode Island 02811 (7.19%); and Tax-Exempt Bond Fund -- Nusco Retiree Health, P.O. Box 270 Hartford, Connecticut 06141 (15.49%).


                               FINANCIAL STATEMENTS

  Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1995 have been audited by Galaxy's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

  The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, L.P. ("Fitch"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").

Corporate and Tax-Exempt Bond Ratings

  The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The four highest ratings of Fitch for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year, which is issued by bank holding companies and their principal banking subsidiaries. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB currently have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.

Corporate and Tax-Exempt Commercial Paper Ratings

  The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short- term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

  Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations are rated B if there is an uncertainty as to the capacity to ensure timely repayment.

  Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

Tax-Exempt Note Ratings

  An S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

  Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  Fitch uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.